As Filed with the SEC on April 27, 2009

Registration Nos. 2-76580 and 811-03421

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-3

REGISTRATION STATEMENT

under

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 45       ☒

and
REGISTRATION STATEMENT

under
THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 47       ☒

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10

(Exact Name of Registrant)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

(Name of Insurance Company)

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102-4077

(973) 367-7521

(Address and telephone number of Insurance Company’s principal executive offices)

Deborah A. Docs

Gateway Center Three

100 Mulberry Street, 4th Floor

Newark, NJ 07102

(Name and address of agent for service)

Copy to:

Christopher E. Palmer, Esq.

Goodwin Procter LLP

901 New York Avenue, NW

Washington, D.C. 20001

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraphs (b) of Rule 485
☐	on (____) pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(i) of Rule 485
☐	on (____) pursuant to paragraph (a)(i) of Rule 485
☐	75 days after filing pursuant (a)(ii) of Rule 485
☐	on (____) pursuant to paragraph (a)(ii) of Rule 485
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The MEDLEY™ Program
PROSPECTUS
April 27, 2009

This prospectus describes contracts (the Contracts) offered by The Prudential Insurance Company of America for use in connection with retirement arrangements that qualify for tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1968, as amended. The Contracts may also be used with non-qualified arrangements. Contributions under the Contracts may be invested in The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11 and The Prudential Variable Contract Account-24, each of which are explained in this Prospectus.

Please read this prospectus before investing and keep it for future reference. To learn more, obtain a copy of the MEDLEY Statement of Additional Information (SAI), dated April 27, 2009. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus.

The SEC's web site (www.sec.gov) contains the SAI, material incorporated by reference and other information regarding registrants that file electronically with the SEC. For a free copy of the SAI, call us at: 1-877-778-2100 or write us at: Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507-1789

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Investments are subject to risk, including possible loss of principal. An investment in the contract is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation or any other government agency.

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GLOSSARY

4	GLOSSARY
4	Special Terms

5	FEES & EXPENSES
5	Fee Tables
6	Examples

8	SUMMARY
8	About the Contracts and the MEDLEY Program
9	About Prudential & The Investment Options

11	INVESTMENT PRACTICES
11	Investment Objectives & Policies

16	UNIT VALUE
16	How Unit Value is Determined

17	MANAGEMENT
17	The Committee
17	Advisory Arrangements

19	CONTRACT CHARGES
19	Sales Charges & Fees

22	THE CONTRACT
22	Introduction
22	Accumulation Period
29	Annuity Period
30	Other Information

32	ADDITIONAL INFORMATION
32	Sale & Distribution
32	Federal Taxation
34	Withholding
35	Death Benefits
35	Taxes on Prudential
35	Voting Rights
35	Litigation
37	Policies of the VCA Accounts
39	Other Information
40	Table of Contents: Statement of Additional Information

41	APPENDIX
41	Description of Terms

43	FINANCIAL HIGHLIGHTS
43	Introduction
44	VCA 10 Financial Highlights
45	VCA 11 Financial Highlights
46	VCA 24 Accumulation Unit Values

Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the Contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms.

Accumulation Period: The period that begins with the Contract Date (see definition below) and ends when you start receiving income payments or earlier if the Contract is terminated through a full withdrawal or payment of a death benefit.

Accumulation Account: An account used to calculate the value of your assets allocated to an investment option during the accumulation period. You have a separate ACCUMULATION ACCOUNT for each investment option.

Companion Contract: A fixed dollar group annuity contract issued by The Prudential Insurance Company of America (Prudential) under which contributions may be made for Participants in the MEDLEY Program.

Contract: The group variable annuity contract described in this prospectus.

Contract Date: The date Prudential receives the initial contribution on behalf of a Participant and all necessary paperwork is in good order. Contract anniversaries are measured from the Contract Date.

Contractholder: The employer, association or trust to which Prudential has issued a Contract.

Contributions: Payments made under the Contract for the benefit of a Participant.

Income Period: The period that begins when you start receiving income payments under a Contract.

Investment Options: The Prudential Variable Contract Account-10 (VCA 10), The Prudential Variable Contract Account-11 (VCA 11) and The Prudential Variable Contract Account-24 (VCA-24).

Non-Qualified Combination Contract: A group variable annuity contract issued in connection with non-qualified arrangements that permits Participants, under a single Contract, to direct contributions to VCA 10, VCA 11, VCA 24 or a general account fixed rate option of Prudential.

Participant or you: The person for whose benefit contributions are made under a Contract.

Prudential or we: The Prudential Insurance Company of America.

Qualified Combination Contract: A group variable annuity contract issued in connection with a qualified arrangement that permits Participants, under a single Contract, to direct contributions to VCA 10, VCA 11, VCA 24 or a general account fixed rate option of Prudential.

Separate Account: Purchase payments allocated to an investment option available under a Contract are held by Prudential in a separate account. VCA 10, VCA 11 and VCA 24 are each a separate account.

Tax Deferral: A way to increase your assets without being taxed every year. Taxes are not paid on investment gains until you receive a distribution, such as a withdrawal or annuity payment.

Unit and Unit Value: You are credited with Units of the MEDLEY investment options you select. Initially, the number of Units credited to you is determined by dividing the amount of the contribution made on your behalf by the applicable Unit Value for that day for that investment option. After that, the value of the Units is adjusted each day to reflect the investment returns and expenses of the investment option plus any Contract charges that may apply to you.

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FEES & EXPENSES

Fee Tables

The following table describes the fees and expenses that you will pay when buying, owning and surrendering the VCA 10 and VCA 11 Contracts. For more information, see Contract Charges, later in the Prospectus.

VCA 10 & VCA 11 Fee Table

Participant Transaction Expenses *
Sales Load Imposed on Purchases (as a percentage of contributions made)	None
Maximum Deferred Sales Load (as a percentage of contributions withdrawn)**	7%
Exchange Fee	None
New Loan Application Fee	$100

Annual Contract Fee (maximum)	$30
Annual Loan Processing Charge (Maximum)	$60

Annual Expenses (as a percentage of average net assets)
Mortality and Risk Expense Fees	None
Investment Management Fees	0.25%
Maximum Administrative Fees***	0.75%
Total Annual Expenses	1.00%

* Certain states and other jurisdictions impose premium taxes or similar assessments upon Prudential, either at the time contributions are made or when the Participant's investment in a Contract is surrendered or applied to purchase an annuity. Prudential reserves the right to deduct an amount from contributions or the Participant's investment under the Contract to cover such taxes or assessments, if any, when applicable. The rates of states that impose the taxes currently range from 0.5% to 5%.

** The deferred sales load decreases by 1% each year of Program participation as follows: 7% for the first year of Program participation, 6% for the second year and so on until after the seventh year the charge is 0%.

*** Prudential may impose a reduced Administrative Fee where warranted by economies of scale and the expense characteristics of the Contractholder's retirement arrangement.

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the VCA 24 Contract. The first table describes the fees and expenses that you will pay at the time you invest in the Contract, surrender the Contract, or transfer cash value between investment options. For more information, see Contract Charges, later in the Prospectus.

VCA 24 Fee Table

Participant Transaction Expenses*
Sales Load Imposed on Purchases	None
Maximum Deferred Sales Load (as a percentage of contributions withdrawn)**	7%
Exchange Fee	None
New Loan Application Fee	$100

* Certain states and other jurisdictions impose premium taxes or similar assessments upon Prudential, either at the time contributions are made or when the Participant's investment in a Contract is surrendered or applied to purchase an annuity. Prudential reserves the right to deduct an amount from contributions or the Participant's investment under the Contract to cover such taxes or assessments, if any, when applicable. The rates of states that impose the taxes currently range from 0.5% to 5%.

** The deferred sales load decreases by 1% each year of Program participation as follows: 7% for the first year of Program participation, 6% for the second year and so on until after the seventh year the charge is 0%.

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The next table describes the fees and expenses that you will pay periodically during the time that you own the VCA 24 Contract, not including fees and expenses of the Portfolios of The Prudential Series Fund (Series Fund).

VCA 24 Fees
Annual Contract Fee (maximum)	$30
Annual Loan Processing Charge (maximum)	$60
Separate Account Annual Expenses (as a percentage of average net assets)
Mortality and Expense Risk Fees	None
Administrative Fees***	0.75%
Total Separate Account Annual Expenses	0.75%

The next item shows the minimum and maximum total operating expenses charged by the Portfolios of The Prudential Series Fund that you may pay periodically during the time that you invest in the Contract. More detail concerning each Portfolio of The Prudential Series Fund and each Portfolio's fees and expenses is set forth in the next section and in the prospectus for The Prudential Series Fund.

The Prudential Series Fund: Operating Expense Range
	Minimum	Maximum
Total Annual Portfolio Operating Expenses*	0.37%	0.81%

* Total Annual Portfolio Operating Expenses denotes expenses that are deducted from Portfolio assets, including investment management fees and other expenses.

Below is more detailed information regarding the expenses of the Portfolios of The Prudential Series Fund for the fiscal year ended December 31, 2008:

Expenses of The Prudential Series Fund Portfolios
	Conservative Balanced	Diversifed Bond	Equity	Flexible Managed	Global	Gov't Income	Stock Index
Investment Management Fee	0.55%	0.40%	0.45%	0.60%	0.75%	0.40%	0.35%*
Acquired Fund Fees and Expenses	-	-	-	-	-	-	-
Other Expenses	0.04	0.05	0.03	0.04	0.09	0.13	0.02
Total Annual Portfolio Operating Expenses	0.59	0.45	0.48	0.64	0.84	0.53	0.37

* The contractual management fee rate for the Stock Index Portfolio includes a fee breakpoint. The contractual management fee rate for the Portfolio is 0.35% up to and including $4 billion in average daily net assets; and 0.30% over $4 billion in average daily net assets.

Examples

The following expense examples will help you compare the fees and expenses of the VCA 10, VCA 11 and VCA 24 Contracts with other variable annuity contracts. The examples are calculated based on the expenses listed in the tables appearing in the "Fee Tables" section of this Prospectus. Actual expenses may be greater or less than those shown. For the VCA 24 Contract, the examples assume the maximum fees and expenses for any of the available Portfolios of The Prudential Series Fund.

The expense examples assume that you invest $10,000 at the beginning of the period and that your investment returns 5% annually. The examples assume that, at the end of each indicated period, you surrender your Contract, or annuitize your Contract, or that you do not surrender your Contract. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

VCA 10 & VCA 11 Examples*
	1 Year	3 Years	5 Years	10 Years
If Contract Surrendered:	$802	$818	$852	$1,225
If Contract Annuitized:	$102	$318	$552	$1,225
If Contract is Not Surrendered:	$102	$318	$552	$1,225

* The Annual Contract Fee is reflected in the above example upon the assumption that it is deducted from each of the available investment options, including the Companion Contract and fixed rate

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option, in the same proportions as the aggregate Annual Contract Fees are deducted from each option. The actual expenses paid by each Participant will vary depending upon the total amount credited to that Participant and how that amount is allocated.

VCA 24 Examples*
	1 Year	3 Years	5 Years	10 Years
If Contract Surrendered:	$937	$1,230	$1,550	$2,676
If Contract Annuitized:	$237	$730	$1,250	$2,676
If Contract is Not Surrendered:	$237	$730	$1,250	$2,676

If Contract Surrendered at End of Applicable Time Period:*
	1 Year	3 Years	5 Years	10 Years
Conservative Balanced	$912	$1,155	$1,424	$2,421
Diversified Bond	$898	$1,112	$1,352	$2,275
Equity	$901	$1,121	$1,368	$2,306
Flexible Managed	$917	$1,170	$1,449	$2,472
Global	$937	$1,230	$1,550	$2,676
Government Income	$906	$1,137	$1,393	$2,359
Stock Index	$890	$1,088	$1,311	$2,190

If Contract Annuitized or Not Surrendered at End of Applicable Time Period:*
	1 Year	3 Years	5 Years	10 Years
Conservative Balanced	$212	$655	$1,124	$2,421
Diversified Bond	$198	$612	$1,052	$2,275
Equity	$201	$621	$1,068	$2,306
Flexible Managed	$217	$670	$1,149	$2,472
Global	$237	$730	$1,250	$2,676
Government Income	$206	$637	$1,093	$2,359
Stock Index	$190	$588	$1,011	$2,190

* The annual contract fee is reflected in the above examples upon the assumption that it is deducted from each of the available investment options, including the Companion Contract and fixed rate option, in the same proportions as the aggregate annual contract fees are deducted from each investment option. The actual expenses paid by each Participant will vary depending upon the total amount credited to that Participant and how that amount is allocated.

The Financial Highlights and Accumulation Unit Value Tables appear at the end of this Prospectus.

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SUMMARY

About the Contracts and the MEDLEY Program

The Contracts
Five of the six group variable annuity contracts that make up the MEDLEY Program are described in this prospectus. A group variable annuity contract is a contract between a Contractholder and Prudential, an insurance company. The Contracts offer a way to invest on a tax-deferred basis and are intended for retirement savings or other long-term investment purposes. The Contracts, like all deferred annuity contracts, have two phases – an accumulation period and an income period. During the accumulation period, earnings accumulate on a tax-deferred basis. That means you are only taxed on the earnings when you withdraw them. The second phase – the income period – occurs when you begin receiving regular payments from your Contract. The amount of money earned during the accumulation period determines the amount of payments you will receive during the income period.

The Contracts generally are issued to employers who make contributions on behalf of their employees under Sections 401, 403(b) or 457 of the Internal Revenue Code or a non-qualified retirement arrangement. In this case, the employer is called the "Contractholder" and the person for whom contributions are being made is a "Participant."

The MEDLEY Program
The following six group annuity contracts make up the MEDLEY Program:

  VCA 10 Contract - which provides for contributions to be invested in VCA 10.

  VCA 11 Contract - which provides for contributions to be invested in VCA 11.

  VCA 24 Contract - which provides for contributions to be invested in one or more of the Portfolios of The Prudential Series Fund.

  Qualified Combination Contract -is a qualified contract which provides for contributions to be invested in VCA 10, VCA 11, VCA 24 and a fixed rate option provided by Prudential.

  Non-Qualified Combination Contract -is a non-qualified contract which provides for contributions to be invested in VCA 10, VCA 11, VCA 24 and a fixed rate option provided by Prudential.

  Companion Contract -is a fixed dollar group annuity contract issued by Prudential. (This Contract is not described in this prospectus.)

Your employer, which generally is the Contractholder, will decide which of these Contracts will be made available to you. Depending on the Contractholder's selection, you may be able to choose to have contributions made on your behalf to VCA 10, VCA 11 and/or VCA 24. You may also change how the contributions are allocated, usually by notifying Prudential at the address shown on the cover of this prospectus.

Depending on market conditions, you can make or lose money by investing in VCA 10, VCA 11 or VCA 24. The value of your Contract will fluctuate with its investment performance. Performance information is provided in the SAI. Remember, past performance is not a guarantee of future results.

Contributions
Contributions may be made through a payroll deduction program or a similar arrangement with the Contractholder. If Contributions are being made to an Individual Retirement Annuity they must be at least $500. All contributions may be allocated among the investment options available to you under your Contract. Checks should be made payable to The Prudential Insurance Company of America.

Charges
No sales charge is deducted when a contribution is made. However, there may be a sales charge when a contribution is withdrawn from VCA 10, VCA 11 or VCA 24. This is known as a "deferred sales charge" and covers Prudential's sales expenses. A deferred sales charge is charged only when contributions are withdrawn by a Participant during the first 7 years of his or her participation in the MEDLEY Program.

The maximum deferred sales charge is 7% and applies to contributions withdrawn during the first year of participation. After the first year, the deferred sales charge decreases. No deferred sales charge is imposed on contributions that are withdrawn:

  to purchase an annuity under a Contract,

  to provide a death benefit,

  under the systematic withdrawal plan, under a minimum distribution plan,in the case of financial hardship or disability retirement as determined under an employer's retirement arrangement,

  pursuant to the implementation or rebalancing of a model asset allocation program provided by Prudential,

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  (except for IRAs) due to a Participant's resignation or retirement or termination of the Participant's employment by the Contractholder.

If you decide to transfer contributions among the investment options available under your Contract, you will not be subject to a deferred sales charge. However, these transfers are treated as contributions into the new investment option for purposes of determining any deferred sales charges on future withdrawals.

An annual account charge may also be made. This charge will not exceed $30 in any calendar year and will be divided up among your investment options.

VCA 10 and VCA 11 are subject to fees for investment management and administration services. VCA 24 is subject to an administration fee only, but the Series Fund portfolios are subject to investment management fees and other expenses. These fees will have the effect of decreasing investment performance, which in turn, determines how much you earn during the accumulation period of your Contract. There are no mortality and expense risk fees under the Contracts.

Withdrawals & Transfers
As explained later, notices, forms and requests for transactions related to the Contracts may be provided in traditional paper form or by electronic means, including telephone and internet. Prudential reserves the right to vary the means available, including limiting them to electronic means, from Contract to Contract by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and participants.

All permitted telephone transactions may normally be initiated by calling Prudential at 1-877-778-2100. All permitted internet transactions may be made through www.prudential.com/online/retirement. Prudential may provide other permitted telephone numbers or internet addresses through the Contractholder or directly to participants as authorized by the Contractholder.

All written withdrawal requests and death benefit claims relating to a Participant's interest in VCA 10, VCA 11 or VCA 24 must be made in one of the following ways:

  by mail to Prudential Retirement, 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789 or

  by fax to Prudential Retirement, Attn: Client Services at (866) 439-8602.

In order to process a withdrawal request or death benefit claim, it must be submitted to Prudential in "good order" which means all requested information must be submitted in a manner satisfactory to Prudential.

In some cases, the Contractholder or a third-party may provide recordkeeping services for a Contract instead of Prudential. In that case, withdrawal and transfer procedures may vary.

Transaction requests (including death benefit claims) received directly by Prudential in good order on a given Business Day before the established transaction cutoff time (4 PM Eastern Time, or such earlier time that the New York Stock Exchange may close or such earlier time that the Contractholder and Prudential have agreed to) will be effective for that Business Day. For purposes of the preceding sentence, we define "good order" generally as an instruction received by Prudential that is sufficiently complete and clear that Prudential does not need to exercise any discretion to follow such instruction.

About Prudential & The Investment Options

Prudential
Prudential is a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. As Prudential's ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the contract or policy.

Prudential is responsible for the administration and recordkeeping activities for VCA 10, VCA 11 and VCA 24. Prudential's financial statements are included in the SAI.

Prudential Investment Management Services LLC (PIMS), an indirect wholly-owned subsidiary of Prudential Financial, is the principal underwriter of the Contracts. That means it is responsible for certain sales and distribution functions for the Contracts. PIMS is registered as a broker-dealer under the Securities Exchange Act of 1934. Its main offices are located at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

The Investment Options & The Prudential Series Fund
VCA 10 and VCA 11 were created on March 1, 1982 and VCA 24 was created on April 29, 1987. Each is a separate account of

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Prudential. This means the assets of each are the property of Prudential but are kept separate from Prudential's general assets and cannot be used to meet liabilities from Prudential's other businesses.

VCA 10 and VCA 11 are registered with the SEC as open-end, diversified management investment companies. VCA 24 is registered with the SEC as a unit investment trust, which is another type of investment company.

If VCA 24 is available under your Program, you may invest in one or more of the portfolios of The Prudential Series Fund (Series Fund). Like VCA 10 and VCA 11, the Series Fund is registered with the SEC as an open-end, diversified management investment company. Shares of the Series Fund are sold at their net asset value to separate accounts (like VCA 24) established by Prudential and certain other insurers that offer variable life and variable annuity contracts.

Because shares of the Series Fund are sold to both variable life and variable annuity separate accounts, it is possible that in the future the interest of one type of account may conflict with the other. This could occur, for example, if there are changes in state insurance law or federal income tax law. Although such developments are not currently anticipated, Prudential and the Series Fund Board of Trustees carefully monitor events in order to identify any material conflicts.

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INVESTMENT PRACTICES

Investment Objectives & Policies

Investment Practices
Before making your allocation decision, you should carefully review the investment objectives and policies of each of your investment options. VCA 10, VCA 11 and the available Series Fund portfolios have different goals and strategies which may affect the level of risk and return of your investment. There is no guarantee that VCA 10, VCA 11 or any of the Series Fund portfolios will meet their objectives.

Investment Objectives & Policies: VCA 10
VCA 10's investment objective is long-term growth of capital. To achieve this objective, we invest primarily in equity securities of major, established corporations. VCA 10 may also invest in preferred stocks, warrants and bonds that can be converted into a company's common stock or other equity security.

Equity securities – such as common stocks – are subject to company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. Common stocks are also subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves the possibility of being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes and the mood of the investing public. If investor sentiments turn gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the value of all stocks are likely to drop.

Under normal market conditions, VCA 10 may also invest up to 20% of its total assets in short, intermediate or long term debt instruments that have been rated "investment grade." (This means major rating services, like Standard Poor's Ratings Group or Moody's Investors Service Inc., have rated the securities within one of their four highest rating groups.) In response to adverse market conditions, we may invest a higher percentage in debt instruments. There is the risk that the value of a particular debt instrument could decrease. Debt investments may involve credit risk – the risk that the borrower will not repay an obligation, and market risk – the risk that interest rates may change and affect the value of the investment.

VCA 10 may also invest in foreign securities traded on U.S. exchanges and markets, including common stocks, American Depositary Receipts (ADRs), American Depositary Shares (ADSs) and similar receipts or shares. ADRs and ADSs are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank. ADRs and ADSs are generally thought to be less risky than direct investment in foreign securities because they usually can be transferred easily, generally have readily available market quotations, and the foreign companies that issue them are usually subject to the same types of financial and accounting standards as U.S. companies. Nevertheless, as foreign securities, ADRs and ADSs involve special risks that should be considered carefully by investors. These risks include political and/or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, and the fact that there may be less publicly available information about a foreign company than about a U.S. company.

Although not a principal strategy, VCA 10 may invest in other foreign securities, including foreign securities not traded on a U.S. or foreign exchange. These foreign securities, like the foreign securities described above, share the same special risks as described above.

VCA 10 may enter into interest rate swap transactions. Interest rate swaps, in their most basic form, involve the exchange by one party with another party of their respective commitments to pay or receive interest. For example, VCA 10 might exchange its right to receive certain floating rate payments in exchange for another party's right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indices or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same – to increase or decrease exposure to long- or short-term interest rates. For example, VCA 10 may enter into a swap transaction to preserve a return or spread on a particular investment to a portion of its portfolio or to protect against any increase in the price of securities that VCA 10 anticipates purchasing at a later date. VCA 10 will maintain appropriate liquid assets to cover its obligations under swap agreements.

The use of swap agreements is subject to certain risks. As with options and futures, if our prediction of interest rate movements is incorrect, VCA 10's total return will be less than if we had not used swaps. In addition, if the counterparty's creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that VCA 10 could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

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VCA 10 may also purchase and sell financial futures contracts, including futures contracts on stock indexes, interest-bearing securities (for example, U.S. Treasury bonds and notes) or interest rate indexes. The use of futures contracts for hedging purposes involves several risks. While our hedging transactions may protect VCA 10 against adverse movements in interest rates or other economic conditions, they may limit our ability to benefit from favorable movements in interest rates or other economic conditions. There are also the risks that we may not correctly predict changes in the market and that there may be an imperfect correlation between the futures contract price movements and the securities being hedged. Nor can there be any assurance that a liquid market will exist at the time we wish to close out a futures position. Most futures exchanges and boards of trade limit the amount of fluctuation in futures prices during a single day – once the daily limit has been reached, no trades may be made that day at a price beyond the limit. It is possible for futures prices to reach the daily limit for several days in a row with little or no trading. This could prevent us from liquidating an unfavorable position while we are still required to meet margin requirements and continue to incur losses until the position is closed.

We may also purchase and sell futures contracts on foreign currencies or groups of foreign currencies.

In addition to futures contracts, VCA 10 is permitted to purchase and sell options on equity securities, debt securities, securities indexes, foreign currencies and financial futures contracts. An option gives the owner the right to buy (a call option) or sell (a put option) securities at a specified price during a given period of time. VCA 10 will only invest in covered options. An option can be covered in a variety of ways, such as setting aside certain securities or cash equal in value to the obligation under the option.

Options involve certain risks. We may not correctly anticipate movements in the relevant markets. If this happens, VCA 10 would realize losses on its options position. In addition, options have risks related to liquidity. A position in an exchange-traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although generally VCA 10 will only purchase or write exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange or otherwise may exist and we might not be able to effect closing transactions in particular options. In this event, VCA 10 would have to exercise its options in order to realize any profit and would incur brokerage commissions both upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of such options (or upon the purchase of underlying securities for the exercise of put options). If VCA 10 – as a covered call option writer – is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Options on futures contracts are subject to risks similar to those described above with respect to options on securities, options on stock indices, and futures contracts. These risks include the risk that we may not correctly predict changes in the market, the risk of imperfect correlation between the option and the securities being hedged, and the risk that there might not be a liquid secondary market for the option. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, VCA 10 might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If VCA 10 were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against VCA 10.

VCA 10 may invest in securities backed by real estate or shares of real estate investment trusts – called REITs – that are traded on a stock exchange or NASDAQ. These types of securities are sensitive to factors that many other securities are not – such as real estate values, property taxes, overbuilding, cash flow and the management skill of the issuer. They may also be affected by tax and regulatory requirements, such as those relating to the environment.

From time to time, VCA 10 may invest in repurchase agreements. In a repurchase agreement, one party agrees to sell a security and also to repurchase it at a set price and time in the future. The period covered by a repurchase period is usually very short – possibly overnight or a few days – though it can extend over a number of months. Because these transactions may be considered loans of money to the seller of the underlying security, VCA 10 will only enter into repurchase agreements that are fully collaterized. VCA 10 will not enter into repurchase agreements with Prudential or its affiliates as seller. VCA 10 may enter into joint repurchase transactions with other Prudential investment companies.

VCA 10 may also enter into reverse repurchase agreements and dollar roll transactions. In a reverse repurchase arrangement, VCA 10 agrees to sell one of its portfolio securities and at the same time agrees to repurchase the same security at a set price and time in the future. During the reverse repurchase period, VCA 10 often continues to receive principal and interest payments on the security that it "sold." Each reverse repurchase agreement reflects a rate of interest for use of the money received by VCA 10 and, for this reason, has some characteristics of borrowing.

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Dollar rolls occur when VCA 10 sells a security for delivery in the current month and at the same time agrees to repurchase a substantially similar security from the same party at a specified price and time in the future. During the roll period, VCA 10 does not receive the principal or interest earned on the underlying security. Rather, it is compensated by the difference in the current sales price and the specified future price as well as by interest earned on the cash proceeds of the original "sale."

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities held by VCA 10 may decline below the price of the securities VCA 10 has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, VCA 10's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce VCA 10's obligation to repurchase the securities.

From time to time, VCA 10 may purchase or sell securities on a when-issued or delayed delivery basis – that is, delivery and payment can take place a month or more after the date of the transaction. VCA 10 will enter into when-issued or delayed delivery transactions only when it intends to actually acquire the securities involved.

VCA 10 may also enter into short sales against the box. In this type of short sale, VCA 10 owns the security sold (or one convertible into it), but borrows the stock for the actual sale.

VCA 10 may also use forward foreign currency exchange contracts. VCA 10's successful use of forward foreign currency exchange contracts depends on our ability to predict the direction of currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally.

VCA 10 may lend its portfolio securities.

VCA 10 may invest up to 15% of its net assets in illiquid securities. An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine VCA 10's net asset value. The 15% limit is applied as of the date VCA 10 purchases an illiquid security. It is possible that VCA 10's holding of illiquid securities could exceed the 15% limit, for example as a result of market developments or redemptions. An investment in illiquid securities may reduce the returns of VCA 10, because it may be unable to sell the illiquid securities at an advantageous time or price.

There is risk involved in the investment strategies we may use. Some of our strategies require us to try to predict whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any mutual fund investment, an investment in VCA 10 could lose value, and you could lose money.

More information about some of the investment techniques described above is provided in the SAI.

Investment Objectives & Policies: VCA 11
VCA 11's investment objective is to seek as high a level of current income as is consistent with the preservation of capital and liquidity. To achieve this objective, we invest in a diversified portfolio of short-term debt obligations issued by the U.S. government, its agencies and instrumentalities, which include but are not limited to, direct obligations issued by the U.S. Treasury and obligations of certain entities that may be chartered or sponsored by acts of Congress, such as the Government National Mortgage Association (GNMA), the Farmers Home Administration, the Export-Import Bank, the Small Business Administration and senior unsecured debt guaranteed under the Federal Deposit Insurance Corporation's Temporary Liquidity Guarantee Program (which consists of qualifying debt of eligible institutions, including, among others, U.S. bank holding companies and insured depository institutions). The Fund may also invest in obligations issued by other U.S. Government entities that may be chartered or sponsored by Acts of Congress, but which are not backed by the full faith and credit of the United States.

We make investments that meet specific rules designed for money market mutual funds, including Rule 2a-7 of the Investment Company Act of 1940 (the Investment Company Act). As such, we will not acquire any security with a remaining period to repayment of principal exceeding 397 days, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present "minimal credit risk" and are of "eligible quality." "Eligible quality" for this purpose means a security: (1) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (2) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars. (See the Appendix to this prospectus for more information on these requirements.)

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations. An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest. Certificates of deposit, time deposits, bankers' acceptances and bank notes are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or "matures." This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at an agreed price within a relatively short period of time, in compliance with the rules applicable to money market mutual funds.

VCA 11 may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return VCA 11 will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to VCA 11.

We may also invest in loans arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loan participations. In loan participations, VCA 11 will have a contractual relationship with the lender but not with the borrower. This means VCA 11 will only have rights to principal and interest received by the lender. It will not be able to enforce compliance by the borrower with the terms of the loan and may not have a right to any collateral securing the loan. If the lender becomes insolvent, VCA 11 may be treated as a general creditor and not benefit from any set-off between the lender and the borrower.

From time to time, VCA 11 may invest in repurchase agreements. In a repurchase agreement one party agrees to sell a security and also to repurchase it at a set price and time in the future. The period covered by a repurchase period is usually very short – possibly overnight or a few days – though it can extend over a number of months. Because these transactions may be considered loans of money to the seller of the underlying security, VCA 11 will only enter into repurchase agreements that are fully collaterized. VCA 11 will not enter into repurchase agreements with Prudential or its affiliates as seller. VCA 11 may enter into joint repurchase transactions with other Prudential investment companies.

From time to time, VCA 11 may purchase or sell securities on a when-issued or delayed delivery basis – that is, delivery and payment can take place a month or more after the date of the transaction. VCA 11 will enter into when-issued or delayed delivery transactions only when it intends to actually acquire the securities involved.

VCA 11 may invest up to 10% of its net assets in illiquid securities. An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine VCA 11's net asset value. The 10% limit is applied as of the date VCA 11 purchases an illiquid security. It is possible that VCA 11's holding of illiquid securities could exceed the 10% limit, for example as a result of market developments or redemptions. An investment in illiquid securities may reduce the returns of VCA 11, because it may be unable to sell the illiquid securities at an advantageous time or price.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.

Since VCA 11 invests only in money market instruments, there is not likely to be an opportunity for capital appreciation. Debt obligations, including money market instruments, also involve credit risk – the risk that the borrower will not repay an obligation, and market risk– the risk that interest rates may change and affect the value of the obligation. There is a

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lso risk involved in the investment strategies we may use. Some of our strategies require us to try to predict whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any mutual fund investment, an investment in VCA 11 could lose value, and you could lose money.

VCA 11's investment in U.S. dollar denominated foreign securities involves additional risks. For example, foreign banks and companies generally are not subject to the same types of regulatory requirements that U.S. banks and companies are. Foreign political developments may adversely affect the value of foreign securities. VCA 11's foreign securities may also be affected by changes in foreign currency rates. These effects would be linked to the ability of the issuer to repay the debt in U.S. dollars.

More information about some of the investment techniques described above, is provided in the SAI.

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An investment in VCA 11 is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although VCA 11 seeks to preserve the value of your investment, it is possible to lose money by investing in VCA 11.

The Series Fund Portfolios
We list below the investment objectives of the seven Series Fund portfolios currently available for investment through VCA 24 under the Contracts.

Conservative Balanced Portfolio. A total investment return consistent with a conservatively managed diversified portfolio. To achieve this objective, we invest in a mix of money market instruments, fixed income securities, and common stocks.

Diversified Bond Portfolio. A high level of income over a longer term while providing reasonable safety of capital. To achieve this objective, we invest primarily in higher-grade debt obligations and high-quality money market investments.

Equity Portfolio. Capital appreciation. To achieve this objective, we invest primarily in common stocks of major established corporations as well as smaller companies, that appear to offer attractive prospects of price appreciation.

Flexible Managed Portfolio. A high total return consistent with an aggressively managed diversified portfolio. To achieve this objective, we invest in a mix of money market instruments, fixed income securities, and equity securities.

Global Portfolio. Long-term growth of capital. To achieve this objective, we invest primarily in common stocks (or their equivalents) of foreign and U.S. companies.

Government Income Portfolio. A high level of income over the long term consistent with the preservation of capital. To achieve this objective, we invest primarily in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies of or instrumentalities established by the U.S.
Government.

Stock Index Portfolio. Investment results that generally correspond to the performance of publicly traded common stocks. To achieve this objective, we attempt to duplicate the price and yield performance of the Standard & Poor's 500 Stock Price Index.

The Conservative Balanced, Flexible Managed and Equity Portfolios may invest in below investment grade fixed income securities, which are also referred to as "junk" bonds. Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investments in high yield/high risk securities which carry medium to lower ratings and in comparable non-rated securities. Investors should understand that such securities are not generally meant for short-term investing.

The investment policies, restrictions and risks associated with each of these seven portfolios are described in the accompanying prospectus for the Series Fund. Certain restrictions are set forth in the Series Fund's SAI.

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UNIT VALUE

How Unit Value is Determined

To keep track of investment results, each Participant is credited with Units in the investment options he or she has selected. Initially, the number of Units credited to a Participant is determined by dividing the amount of the contribution made on his or her behalf by the applicable Unit Value for that day for that investment option. After that, the value of the Units is adjusted each day to reflect the investment returns and expenses of the investment option plus any Contract charges that may apply to the Participant. The procedures for computing the net asset value for shares of the SeriesFund are described in the accompanying SeriesFund prospectus.

The Unit Value for VCA 10 and VCA 11 is determined once each business day the New York Stock Exchange (NYSE) is open for trading as of the close of the exchange's regular trading session (which is usually 4:00 p.m., New York time). The NYSE is closed on most national holidays and Good Friday. VCA 10 and VCA 11 do not price their Unit Values on days when the NYSE is closed but the primary markets for VCA 10's and VCA 11's foreign securities are open, even though the value of these securities may have changes. Conversely, VCA 10 and VCA 11 will ordinarily price their Unit Value on days the NYSE is open but foreign securities markets are closed.

Equity securities for which the primary market is on an exchange (whether domestic or foreign) are generally valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities included within the NASDAQ market are generally valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation are generally valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

All short-term debt securities held by VCA 11 are valued at amortized cost. Short-term debt securities having remaining maturities of 60 days or less held by VCA 10 are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases (or increases when a security is purchased at a discount) in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value.

Other debt securities – those that are not valued on an amortized cost basis – are valued using an independent pricing service.

Options on stock and stock indexes that are traded on an national securities exchange are valued at the average of the bid and asked prices as of the close of that exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded, which is generally 15 minutes after the close of regular trading on the NYSE). If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Securities for which no market quotations are available will be valued at fair value under the direction of the VCA 10 or VCA 11 Committee. VCA 10 and VCA 11 also may use fair value pricing if they determine that a market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Unit Value of VCA 10 or VCA 11 is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that VCA 10 or VCA 11 uses to determine their Unit Values may differ from the security's quoted or published price. Except when PI fair values securities, it normally values each foreign security held by VCA 10 or VCA 11 as of the close of the security's primary market.

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MANAGEMENT

The Committee

VCA 10 and VCA 11 each has a Committee – similar to a board of directors – that provides general supervision. The members of the VCA 10 and VCA 11 Committees are elected for indefinite terms by the Participants of VCA 10 and VCA 11, respectively. A majority of the members of each Committee are not "interested persons" of Prudential Financial or its affiliates, as defined by the Investment Company Act. Information about the Series Fund's Board of Trustees is provided in the accompanying prospectus for the Series Fund and in the Series Fund SAI.

Advisory Arrangements

Prudential Investments LLC (PI) serves as investment manager to VCA 10 and VCA 11. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. PI and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 2008, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $79.1 billion.

Under management agreements with VCA 10 and 11, PI manages VCA 10 and 11's investment operations and administers their business affairs, and is paid a management fee at the annual rate of 0.25% of the average daily net assets of VCA 10, and 0.25% of the average daily net assets of VCA 11. Under the management agreement with VCA 10 and 11, PI is responsible for selecting and monitoring one or more subadvisors to handle the day-to-day investment management of VCA 10 and 11. PI, not VCA 10 and 11, pays the fees of the subadvisors. Pursuant to an order issued by the SEC, VCA 10 and 11 may add or change a subadvisor, or change the agreement with a subadvisor, if PI and VCA 10 and 11's Committee concludes that doing so is in the best interests of VCA 10 and 11 Contractowners and Participants. VCA 10 and 11 can make these changes without Contractowner/Participant approval, but will notify Contractowners/Participants investing in VCA 10 and 11 of any such change.

VCA 10's current subadvisor is Jennison Associates LLC (Jennison), a Prudential Financial subsidiary located at 466 Lexington Avenue, New York, New York 10017. PI pays Jennison a subadvisory fee equal to 0.200% annually of the net assets under Jennison's management.

VCA 11's current subadvisor is Prudential Investment Management, Inc. (PIM), a Prudential Financial subsidiary, located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102. Under its agreement with PIM, PI pays PIM a subadvisory fee equal to 0.06% annually of the net assets under PIM's management.

Jennison and PIM may use affiliated brokers to execute brokerage transactions on behalf of VCA 10 and 11 as long as the commissions charged by such affiliated brokers are comparable to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. More information about brokerage transactions is included in the SAI.

David A. Kiefer is the portfolio manager of VCA 10 and has day-to-day management responsibility over all aspects of VCA 10's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utility and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed VCA 10 since September 2000.

The portfolio manager for VCA 10 is supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio manager. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

The Statement of Additional Information provides additional information about Mr. Kiefer's compensation, other accounts that he manages, and his ownership of VCA 10 securities.

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A discussion of the factors considered by the VCA 10 Committee and VCA 11 Committee in re-approving the advisory agreements for VCA 10 & VCA 11 appear in the most recent semi-annual report for the VCA Accounts.

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CONTRACT CHARGES

Sales Charges & Fees

Deferred Sales Charge. No sales charge is imposed when a contribution is made on your behalf to VCA 10, VCA 11 or VCA 24. This means 100% of the contribution is invested. However, a deferred sales charge may be imposed if contributions are withdrawn within seven years after you began your participation in the MEDLEY Program. The amount of the deferred sales charge depends on the number of years you have been participating in the MEDLEY Program, the year in which the withdrawal is made and the kind of retirement arrangement that covers the Participant. Such participation in the MEDLEY Program ends on the date when the Participant account under the Contract is cancelled. In the event of such cancellation Prudential reserves the right to consider the Participant to be participating in the Contract for a limited time (currently about one year) for the purposes of calculating any withdrawal charge on the withdrawal of any future contributions.

The maximum deferred sales charges that may be imposed are shown below. Certain Contracts may impose lower deferred sales charges.

Maximum Deferred Sales Charges

Years of Participation*	Deferred Sales Charge**
Up to 1 Year	7%
1 Year up to 2 Years	6%
2 Years up to 3 Years	5%
3 Years up to 4 Years	4%
4 Years up to 5 Years	3%
5 Years up to 6 Years	2%
6 Years up to 7 Years	1%
7 Years and after	0%

* If you make a withdrawal on the anniversary date of your participation in the MEDLEY Program, any applicable deferred sales charge will be based on the longer period of Program participation.

** Deferred Sales Charge Shown is a Percentage of Contributions Withdrawn.

The deferred sales charge is used to compensate PIMS for its expenses in selling the Contracts. If PIMS' expenses exceed the amount of deferred sales charges received, Prudential will make up the difference from its general account, which may include proceeds derived from the administrative or other fees under the Contracts.

The applicable deferred sales charge is deducted from the amount withdrawn. For purposes of calculating charges, your participation in the MEDLEY Program begins on the date we accept the first contribution made on your behalf under one of the Contracts, a Companion Contract, the fixed rate option, mutual fund or other investment vehicles made available by Prudential. Before a contribution will be accepted, however, it must be received in "good order." This means that all requested information must be submitted in a manner satisfactory to Prudential.

Waiver of Deferred Sales Charge. A deferred sales charge will not be imposed on any contributions you withdraw:

  to purchase an annuity under a Contract,

  to provide a death benefit,

  under the systematic withdrawal plan,

  under a minimum distribution plan,

  in the case of financial hardship or disability retirement as determined under an employer's retirement arrangement,

  (except for IRAs) due to a Participant's resignation or retirement or termination of the Participant's employment by the Contractholder, or pursuant to the implementation or rebalancing of a model asset allocation program provided by Prudential,

  after 7 years of participation in the MEDLEY Program.

If you decide to transfer contributions among the investment options available under your Contract, you will not be subject to a deferred sales charge. However, these transfers are treated as contributions into the new investment option for purposes of determining any deferred sales charges on future withdrawals.

Under certain circumstances, you may borrow contributions made on your behalf. A loan will reduce the number of your Units but will not be subject to a deferred sales charge. As you pay back the loan, any principal repayment will be treated as a new

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contribution for purposes of calculating any deferred sales charge on future withdrawals. If a Participant defaults on a loan, the outstanding balance of the loan will be treated as a withdrawal and the deferred sales charge will apply.

Withdrawals, transfers and loans from VCA 10, VCA 11 and VCA 24 are considered to be withdrawals of contributions until all of the Participant's contributions have been withdrawn, transferred or borrowed. No deferred sales charge is imposed on withdrawals of any amount in excess of contributions.

Annual Account Fee. Every year, you may be charged an account fee for recordkeeping and other administrative services. This fee is paid to Prudential and will not exceed $30 in any year. The account fee is deducted automatically from your account on the last business day of each calendar year. New Participants will only be charged a portion of the annual account fee, depending on the number of months remaining in the calendar year after the first contribution is made.

If you withdraw all your contributions (other than to purchase an annuity under a Contract) before the end of a year, the fee will be charged on the date of the last withdrawal. In this case, the fee will be prorated unless you withdraw all of your contributions in the same year the initial contribution is made – in which case, the full account fee will be charged.

The total annual account charge with respect to all of a Participant's accounts will not be greater than $30. The charge will first be made against a Participant's account under a fixed-dollar Companion Contract or fixed rate option of a Combination Contract. If the Participant has no account under a Companion Contract or the fixed rate option, or if that account is too small to pay the charge, the charge will be made against the Participant's account in VCA 11. If the Participant has no VCA 11 account, or if that account is too small to pay the charge, the charge will then be made against the Participant's VCA 10 account. If the Participant has no VCA 10 account, or if it is too small to pay the charge, the charge will then be made against any one or more of the Participant's accounts in VCA 24.

Charge for Administrative Expense and Investment Management Services. Like many other variable annuity contracts, VCA 10 and VCA 11 are subject to fees for investment management and administration services. These fees are deducted directly from the assets of VCA 10 and VCA 11 but will have the effect of decreasing their investment performance, which in turn, determines how much you earn during the accumulation period of your Contract.

VCA 10 and VCA 11 are each charged an annual investment management fee of 0.25% of their net assets. In addition, each is also charged a maximum annual administration fee of 0.75% of its net assets. Prudential may impose a reduced administrative fee where warranted by economies of scale and the expense characteristics of the contractholder's retirement arrangement. VCA 24 is subject to an annual administrative fee of 0.75% of its net assets.

Although VCA 24 itself does not pay an investment management fee, the Series Fund Portfolios do as follows:

The Prudential Series Fund: Investment Management Fees

Portfolio	Investment Management Fee
Conservative Balanced	0.55%
Diversified Bond	0.40%
Equity	0.45%
Flexible Managed	0.60%
Global	0.75%
Government Income	0.40%
Stock Index	0.35%

Other expenses incurred by the Series Fund portfolios include printing costs, legal and accounting expenses, and the fees of the Series Fund's custodian and transfer agent. More information about these expenses is included in the accompanying Series Fund prospectus.

Loan Charges. Loans under the Contract involve fees, including an application fee of up to $100 and an annual processing charge of up to $60. Loans also include interest payment and other requirements. For more information, see Loan Program later in the Prospectus.

Modification of Charges. Under certain of the Contracts, Prudential may impose lower deferred sales charges and account fees. We would do this if we think that our sales or administrative costs with respect to a Contract will be less than for the other Contracts. This

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might occur if Prudential is able to save money by using mass enrollment procedures or if recordkeeping or sales efforts are performed by the Contractholder or a third party. We may also lower the deferred sales charge to comply with state laws.

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THE CONTRACT

Introduction

The Contracts described in this prospectus are generally issued to employers who make contributions on behalf of their employees. The Contracts can also be issued to associations or trusts that represent employers or represent individuals who themselves become Participants. Even though the employer, association or trust is the Contractholder, the Participants usually – although not always – have the rights under the Contract described in this prospectus.

You should check the provisions of your employer's plan or any agreements with your employer to see if there are any limitations on your Contract rights. For individuals who are not associated with a single employer or other organization, Prudential offers a Non-Qualified Combination Contract.

Accumulation Period

Contributions
In most cases, contributions are made through a payroll deduction or similar arrangement with the Contractholder. If contributions are being made to an Individual Retirement Annuity they must be at least $500.

You decide how contributions made on your behalf will be allocated among the investment options available under your Contract. You can change this allocation by simply notifying us at the address shown on the cover of this prospectus – or if some other organization provides the recordkeeping services under your Contract, by contacting them; or by calling Prudential Retirement at 877-778-2100, or on-line at www.prudential.com/online/retirement.

When a contribution is made, 100% of it is invested in the investment option you have chosen. You are credited with Units which are determined by dividing the amount of the contribution by the Unit Value for that investment option for that day. Then the value of your Units is adjusted each business day to reflect the performance and expenses of your investment option. Units will be redeemed as necessary to pay your annual account charge.

The first contribution made on your behalf will be invested within two business days after it has been received by us if we receive all the necessary enrollment information. If the Contractholder submits an initial contribution for you and the enrollment form is not in order, we will place the contribution into one of two money market options until the paperwork is complete. The two money market options are:

  If the Contractholder has purchased only MEDLEY Contracts or a MEDLEY Contract together with either a group variable annuity contract issued through The Prudential Variable Contract Account-2 or unaffiliated mutual funds, then the initial contribution will be invested in VCA 11.

  If the Contractholder has purchased MEDLEY contracts as well as shares of a money market fund, the initial contribution will be invested in that money market fund.

In this event, the Contractholder will be promptly notified. However, if the enrollment process is not completed within 105 days, we will redeem the money market shares. Any proceeds paid to the Contractholder under this procedure may be considered a prohibited transaction and taxable reversion to the Contractholder under current provisions of the Code. Similarly, returning proceeds may cause the Contractholder to violate a requirement under the Employee Retirement Income Security Act of 1974, as amended (ERISA), to hold all plan assets in trust. Both problems may be avoided if the Contractholder arranges to have the proceeds paid into a qualified trust or annuity contract.

Unit Value
Unit Values are determined each business day by multiplying the previous day's Unit Value by the "gross change factor" for the current business day and reducing this amount by the daily equivalent of the investment management and administrative fees. The gross change factor for VCA 10 and VCA 11 is determined by dividing the current day's net assets, ignoring changes resulting from new purchase payments and withdrawals, by the previous day's net assets. The gross change factor for VCA 24 is calculated by dividing the current day's net asset value per share of the applicable portfolio of the Series Fund by the previous day's net asset value per share.

Withdrawal of Contributions
Because the Contracts are intended as a part of your retirement arrangements there are certain restrictions on when you can withdraw contributions. For example, if your retirement plan is subject to Sections 401(a) or 403(b) of the Internal Revenue Code, contributions made from a Participant's own salary (before taxes) cannot be withdrawn unless the Participant is at least 59 1 /2 years old, no longer works for his or her employer, becomes disabled or dies. (Contributions made from your own salary may sometimes be withdrawn in the case of hardship, but you need to check your particular retirement arrangements.) Some retirement arrangements will allow you to withdraw contributions made by the employer on your behalf or contributions you have made with after-tax dollars.

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Retirement arrangements that are not covered by Sections 401(a)or 403(b)of the Internal Revenue Code are subject to different limitations. For example, Section 457 Plans usually allow withdrawals only when the Participant reaches 70 1 /2 years of age, no longer works for his or her employer or for unforeseeable emergencies.

Under certain retirement arrangements, federal law requires that married Participants must obtain their spouses' written consent to make a withdrawal request. The spouse's consent must be notarized or witnessed by an authorized plan representative.

Because withdrawals will generally have federal tax implications, we urge you to consult with your tax adviser before making any withdrawals under your contract.

Spousal Consent Rules for Retirement Plans – Qualified Contracts
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

Defined Benefit Plans, Money Purchase Pension Plans, Defined Contribution Plans (including 401(k) plans) and ERISA 403(b) Annuities. If you are married at the time your payments commence, federal law generally requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays death benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

Depending on the design of your plan, less stringent spousal consent rules may apply.

IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution is not required. Upon your death, any death benefit will be paid to your designated beneficiary.

Minimum Withdrawals. Certain Contracts require that any withdrawal must be at least $250. If your Units are worth less than $250, these Contracts may permit you to make a single withdrawal of all your Units. The amount withdrawn will be subject to any applicable deferred sales charges and, if you are withdrawing all of your Units, the full annual account charge will be automatically deducted regardless of when in the calendar year you make the withdrawal.

Payment of Redemption Proceeds. In most cases, once we receive a withdrawal request in good order, we will pay you the redemption amount (less any applicable deferred sales charges and account fees) within seven days. The SEC permits us to delay payment of redemption amounts beyond seven days under certain circumstances – for example, when the New York Stock Exchange is closed or trading is restricted.

Prudential may also delay payment of redemption proceeds in order to obtain information from your employer that is reasonably necessary to ensure that the payment is in compliance with the restrictions on withdrawals imposed by Section 403(b) of the Code, if applicable. In such an event, a withdrawal request will not be in good order and Prudential will not process it until we receive such information from your employer.

Plan Expenses. Under certain Contracts, withdrawals may be made to pay expenses of the plan.

Systematic Withdrawal Plan
If you are at least 59 1 /2 years old and have Units equal to least $5,000, you may be able to participate in the Systematic Withdrawal Plan. However, participation in this program may have significant tax consequences and Participants should consult with their tax adviser before signing up.

Plan Enrollment. To participate in the Systematic Withdrawal Plan, you must make an election on a form approved by Prudential.

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(Under some retirement arrangements, if you are married you may also have to obtain your spouse's written consent in order to participate in the Systematic Withdrawal Plan.) You can choose to have withdrawals made on a monthly, quarterly, semi-annual or annual basis. On the election form, you will also be asked to indicate whether you want payments in equal dollar amounts or made over a specified period of time. If you choose the second option, the amount of the withdrawal payment will be determined by dividing the total value of your Units by the number of withdrawals left to be made during the specified time period. These payments will vary in amount reflecting the investment performance of your investment option during the withdrawal period. You may change the frequency of withdrawals, as well as the amount, once during each calendar year on a form which we will provide to you on request.

Applicability of Deferred Sales Charge. No deferred sales charge is imposed on withdrawals made under the Systematic Withdrawal Plan. However, we reserve the right to impose a charge if you participate in the Systematic Withdrawal Plan for less than three years. A Participant in the Systematic Withdrawal Plan who is over 59 1 /2 may make one additional withdrawal during each calendar year in an amount that does not exceed 10% of the aggregate value of his or her Units. This withdrawal will not be subject to any deferred sales charge. (Different procedures may apply if Prudential is not the recordkeeper for your Contract.)

Termination of Plan Participation. You may terminate your participation in the Systematic Withdrawal Plan at any time upon notice to us. If you do so, you cannot participate in the Systematic Withdrawal Plan again until the next calendar year.

Order of Withdrawals. When you participate in the Systematic Withdrawal Plan, withdrawals will be made first from your Companion Contract Units or fixed rate option Units, if any. Once all of these Units have been redeemed, systematic withdrawals will be made by redeeming your Units in the following order:

  First, VCA 11 Units,

  Next VCA 10 Units

  Next, Units in the Equity Portfolio of the Series Fund,

  Next, Units in the Diversified Bond Portfolio of the Series Fund,

  Next, Units in the Conservative Balanced Portfolio of the Series Fund,

  Next, Units in the Flexible Managed Portfolio of the Series Fund,

  Next, Units in the Stock Index Portfolio of the Series Fund,

  Next, Units in the Government Income Portfolio of the Series Fund, and

  Next, Units in the Global Portfolio of the Series Fund.

Texas Optional Retirement Program
Special rules apply with respect to Contracts covering persons participating in the Texas Optional Retirement Program in order to comply with the provisions of Texas law relating to this program. Please refer to your Contract documents if this applies to you.

Death Benefits
In the event a Participant dies before the income period under a Contract, a death benefit will be paid to the Participant's designated beneficiary. The death benefit will equal the value of the Participant's Units on the day we receive the claim in good order, less the annual account fee.

Payment Methods. You, the Participant, can elect to have the death benefit paid to your beneficiary in one cash sum, as systematic withdrawals, as an annuity, or a combination of the three, subject to the required minimum distribution rules of Section 401(a)(9) of the Internal Revenue Code described below. If you do not make an election, your beneficiary may choose from these same four options within the time limit set by your retirement arrangement. If the beneficiary does not make the election within the time limit, he or she will receive a one-sum cash payment equal to the aggregate value of the Participant's Units less the annual account fee.

Required Minimum Death Benefit. Under certain retirement arrangements, if you (or your beneficiary, if you did not) elected to have the death benefit paid in one-sum cash payment by redeeming all of your Units in one or more of the investment options, Prudential will add to the payment, if necessary, so that the death benefit is not less than the contributions made on your behalf (less any withdrawals, transfers and the annual account fee). Certain Contracts may provide for an even higher minimum amount.

ERISA. Under certain types of retirement plans, ERISA requires that in the case of a married Participant who dies prior to the date payments could have begun, a death benefit be paid to the Participant's spouse in the form of a "qualified pre-retirement survivor annuity." This is an annuity for the lifetime of the Participant's spouse in an amount which can be purchased with no less than 50% of the value of the Participant's Units as of the date of the Participant's death. In these cases, the spouse may consent to waive the benefit. The consent must be in a writing, acknowledge the effect of waiving the coverage, contain the signatures of both the Participant and the spouse and be notarized or witnessed by an authorized plan representative. If the spouse does not consent, or the consent is not in good order, 50% of the value of the Participant's Units will be paid to the spouse, even if the Participant named

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someone else as the beneficiary. The remaining 50% will be paid to the designated beneficiary.

Annuity Option. Under many retirement arrangements, a beneficiary who elects a fixed-dollar annuity death benefit may choose from among the forms of annuity available. (See "The Annuity Period – Available Forms of Annuity," below.) He or she will be entitled to the same annuity purchase rate basis that would have applied if you were purchasing the annuity for yourself. The beneficiary may make this election immediately or at some time in the future.

Systematic Withdrawal Option. If a beneficiary has chosen to receive the death benefit in the form of systematic withdrawals, he or she may terminate the withdrawals and receive the remaining value of the Participant's Units in cash or to purchase an annuity. The beneficiary may also change the frequency or amount of withdrawals, subject to the required minimum distribution rules described below.

Until Pay-Out. Until all of your Units are redeemed and paid out in the form of a death benefit, they will be maintained for the benefit of your beneficiary. However, a beneficiary will not be allowed to make contributions or take a loan against the Units. No deferred sales charges will apply on withdrawals by a beneficiary.

Discontinuance of Contributions
A Contractholder can stop contributions on behalf of all Participants under a Contract by giving notice to Prudential. If this happens, you may still make withdrawals in order to transfer amounts, purchase an annuity or for any other purpose – just as if contributions were still being made on your behalf. But if contributions are discontinued for a certain length of time (24 months in certain states, 36 in others) and your Units equal less than a certain amount ($1,000 in certain states, $2,000 in others), we have the right under some retirement arrangements to redeem your Units. In that case, you would receive the value of your Units – less the annual account charge – as of the date of cancellation.

We also have the right to refuse new Participants or new contributions on behalf of existing Participants upon 60 days' notice to the Contractholder. (Some Contracts require 90 days' advance notice.)

Transfer Payments
Under most of the Contracts, you can transfer all or some of your Units from one investment option to another. In order to make a transfer, you need to provide us with a completed written transfer request form or a properly authorized telephone or Internet transfer request (see below). There is no minimum transfer amount but we have the right to limit the number of transfers you make in any given period of time. Although there is no charge for transfers currently, we may impose one at any time upon notice to you.

Processing Transfer Requests. On the day we receive your transfer request in good order, we will redeem the number of Units you have indicated (or the number of Units necessary to make up the dollar amount you have indicated) and invest in Units of the investment option you have selected. The value of the Units redeemed and of the Units in the new investment option will be determined by dividing the amount transferred by the Unit Value for that day for the respective investment option.

Different procedures may apply if recordkeeping services for your Contract are performed by an organization other than Prudential.

Alternate Funding Agency. Some Contracts provide that if a Contractholder stops making contributions, it can request Prudential to transfer Units from any of the investment options to a designated alternate funding agency. If the Contract is used in connection with certain non-qualified annuity arrangements, tax-deferred annuities subject to Section403(b)of the Internal Revenue Code or with an Individual Retirement Annuity, we will notify each Participant with Units as of the date of the Contractholder's request. A Participant may then choose to keep his or her Units in the MEDLEY investment options or have them transferred to the alternate funding agency. If we do not hear from a Participant within 30 days, his or her Units will remain in the MEDLEY investment options.

If a Contractholder stops contributions under a Contract used in connection with a deferred compensation plan subject to Section 457 of the Internal Revenue Code, Prudential has the right to transfer Participants' Units from VCA 10, VCA 11 and VCA 24 to an alternate funding agency.

Requests, Consents and Notices
The way you provide all or some requests, consents, or notices under a Contract (or related agreement or procedure) may include telephone access to an automated system, telephone access to a staffed call center, or internet access through www.prudential.com/online/retirement, as well as traditional paper. Prudential reserves the right to vary the means available from Contract to Contract, including limiting them to electronic means, by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants. If electronic means are authorized, you will automatically be able to use them.

Prudential also will be able to use electronic means to provide notices to you, provided your Contract or other agreement with the

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Contractholder does not specifically limit these means. Electronic means will only be used, however, when Prudential reasonably believes that you have effective access to the electronic means and that they are allowed by applicable law. Also, you will be able to receive a paper copy of any notice upon request.

For your protection and to prevent unauthorized exchanges, telephone calls and other communications will be recorded and you will be asked to provide your personal identification number or other identifying information. Neither Prudential nor our agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine.

During times of extraordinary economic or market changes, telephone and other electronic instructions may be difficult to implement.

Some states may not allow these privileges.

Prudential Mutual Funds
We may offer certain Prudential mutual funds as an alternative investment vehicle for existing MEDLEY Contractholders. These funds are managed by Prudential Investments LLC. If the Contractholder elects to make one or more of these funds available, Participants may direct new contributions to the funds.

Exchanges. Prudential may also permit Participants to exchange some or all of their MEDLEY Units for shares of the Prudential mutual funds without imposing any sales charges. In addition, Prudential may allow Participants to exchange some or all of their shares in the Prudential mutual funds for MEDLEY Units. No sales charge is imposed on these exchanges or subsequent withdrawals. Before deciding to make any exchanges, you should carefully read the prospectus for the Prudential mutual fund you are considering. The Prudential mutual funds are not funding vehicles for variable annuity contracts and therefore do have the same features – such as a minimum death benefit – as the MEDLEY Contracts.

Offer Period. Prudential will determine the time periods during which these exchange rights will be offered. In no event will these exchange rights be offered for a period of less than 60 days. Any exchange offer may be terminated, and the terms of any offer may change. After an offering, a Participant may only make transfers to the Prudential mutual funds to the extent his or her Units are not subject to a deferred sales charge.

Annual Account Fee. If a Participant exchanges all of his or her MEDLEY Units for shares in the Prudential mutual funds, the annual account fee under the Contract may be deducted from the Participant's mutual fund account.

Taxes. Generally, there should be no adverse tax consequences if a Participant in a qualified retirement arrangement, in a deferred compensation plan under Section 457 or in an individual retirement annuity under Section 408 of the Internal Revenue Code elects to exchange amounts in the Participant's current MEDLEY account(s) for shares of Prudential mutual funds or vice versa. For 403(b) plans, exchanges from a MEDLEY account to a Prudential mutual fund will be effected from a 403(b) annuity contract to a 403(b)(7) custodial account so that such transactions will not constitute taxable distributions. Conversely, exchanges from a Prudential mutual fund to a MEDLEY account will be effected from a 403(b)(7) custodial account to a 403(b) annuity contract so that such transactions will not constitute taxable distributions. However, 403(b) Participants should be aware that the Internal Revenue Code may impose more restrictive rules on early withdrawals from Section 403(b)(7) custodial accounts under the Prudential mutual funds than under the MEDLEY Program.

Non-Qualified Contracts. For tax reasons, Prudential does not intend to permit exchanges from a MEDLEY Contract to a Prudential mutual fund for Participants under a Non-Qualified Combination Contract issued to a plan covering employees that share a common employer or that are otherwise associated.

Loan Program
The loans described in this section are generally available to Participants in 401(a)and 403(b) Programs. The ability to borrow, as well as the interest rate and other terms and conditions of the loan may vary from Contract to Contract. Participants interested in borrowing should consult their Contractholder or Prudential.

For plans that are subject to ERISA, it is the responsibility of the plan fiduciary to ensure that the interest rate and other terms and conditions of the Loan Program comply with all Contract qualification requirements including the ERISA regulations.

The loans described in this section (which involve the variable investment options) work as follows:

A Participant loan is available only if the Participant makes a request for such a loan in accordance with the provisions of this Loan Program. To receive a Participant loan, a Participant must sign a promissory note along with a pledge or assignment of the portion of

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the Account Balance used for security on the loan. The term "Participant" for purposes of the loan program only, means a Participant or Beneficiary who is a "party in interest" to the Plan, including a Participant whose employment with a Plan Sponsor has ended.

Non-Automated Loans (Loans Requested Via Paper Form) - A Participant may apply for a loan by submitting a duly completed loan application ("Application") to Prudential that has been signed by the Participant and Prudential must approve the loan.

If permitted under the Contract, Automated Loans (Loans Requested Via Telephone or Internet) - An active Participant may apply for a loan by submitting an Application, in a form prescribed by Prudential and consistent with the terms of this Loan Program, to Prudential by authorized electronic means. The date and time of receipt will be appropriately recorded.

An Application fee of up to $100.00 for The Medley Program will be charged to participants for each new loan and it is not refundable. In addition, there is an annual processing charge of up to $60.00 for The Medley Program that will be deducted from a participant's account.

Availability of Participant Loans. If permitted under the terms of the Contract, Participant loans must be made available to Participants in a reasonably equivalent manner. Prudential may refuse to make a loan to any Participant who is determined to be not creditworthy. For this purpose, a Participant is not creditworthy if, based on the facts and circumstances, it is reasonable to believe that the Participant will not repay the loan. A Participant who has defaulted on a previous loan from the Plan and has not repaid such loan (with accrued interest) at the time of any subsequent loan will not be treated as creditworthy until such time as the Participant repays the defaulted loan (with accrued interest). A Participant may not make, and the Plan will not accept, a Direct Rollover of a loan from the plan of a Participant's former employer.

Reasonable Rate of Interest. A Participant must be charged a reasonable rate of interest for any loan he/she receives. For this purpose, the interest rate charged on a Participant loan must be commensurate with the interest rates charged by persons in the business of lending money for loans under similar circumstances. The Contract will prescribe a means of establishing a reasonable interest rate, which has been determined to approximate a commercially reasonable rate for the Participant loans. The interest rate on participant loans will be declared quarterly; however, Prudential reserves the right to change the basis for determining the interest rate prospectively with thirty (30) days notice. These rights will only apply to a loan issued after the change(s) takes effect.

Adequate Security. All Participant loans must be adequately secured. The Participant's vested Account Balance shall be used as security for a Participant loan provided the outstanding balance of all Participant loans made to such Participant does not exceed 50% of the Participant's vested Account Balance, determined immediately after the origination of each loan.

Periodic Repayment. A Participant loan must provide for level amortization with payments to be made not less frequently than quarterly. A Participant loan generally must be payable within a period not exceeding five (5) years from the date the Participant receives the loan from the Plan. If permitted by the Contract, Loan repayments may be made by a deduction from each payroll following issuance of the loan. Repayment will begin as soon as is administratively practicable following issuance of the loan, but no more than 2 months from the date the loan is issued. The Employer intends to remit repayments by payroll deduction substantially on the 45th calendar day from the loan issuance date. Should loan repayments not be possible from payroll, payments will be due directly from the participant by check or similar payment method. Should a participant not be expected to be able to use payroll repayment or to return promptly to payroll payment, the Contract may authorize regular payment no less frequently than quarterly on a revised schedule of amount and payment dates calculated to repay the loan with interest in full in substantially equal payments over the remaining original period of the loan.

Loans may be paid in full at any time without penalty. Any amount paid which is in excess of the scheduled payments then due but less than the total outstanding balance must be included with a scheduled payment and not under separate cover. The additional amount will be applied to the principal. Prepayments will not change the amount or timing of subsequent payments due prior to pay-off of the loan, but will simply reduce the total number of payments to be made.

Unpaid Leave of Absence. A Participant with an outstanding Participant loan may suspend loan payments to the Plan for up to 12 months for any period during which the Participant is on an unpaid leave of absence. Upon the Participant's return to employment (or after the end of the 12-month period, if earlier), the Participant's outstanding loan will be re-amortized over the remaining period of such loan to make up for the missed payments. The re-amortized loan may extend beyond the original loan term so long as the loan is paid in full by whichever of the following dates comes first: (1) the date which is five (5) years from the original date of the loan (or the end of the suspension, if sooner), or (2) the original loan repayment deadline (or the end of the suspension period, if later) plus the length of the suspension period.

Military leave. A Participant with an outstanding Participant loan also may suspend loan payments for any period such Participant is on military leave, in accordance with Code §414(u)(4). Upon the Participant's return from military leave (or the expiration of five

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years from the date the Participant began his/her military leave, if earlier), loan payments will recommence under the amortization schedule in effect prior to the Participant's military leave, without regard to the five-year maximum loan repayment period. Alternatively, the loan may be reamortized to require a different level of loan payment, as long as the amount and frequency of such payments are not less than the amount and frequency under the amortization schedule in effect prior to the Participant's military leave. Military leave personnel with loans will have further rights as determined by the Soldiers and Sailors Civil Relief Act of 1940 (generally limiting to 6% the annual percentage rate chargeable on loans during periods of military leave).

Loan Limitations. A Participant loan may not be made to the extent such loan (when added to the outstanding balance of all other loans made to the Participant) exceeds the lesser of:

  $50,000 (reduced by the excess, if any, of the Participant's highest outstanding balance of loans from the Plan during the one-year period ending on the day before the date on which such loan is made, over the Participant's outstanding balance of loans from the Plan as of the date such loan is made), or

  One-half ( 1 / 2 ) of the Participant's vested Account Balance, determined as of the Valuation Date coinciding with or immediately preceding such loan, adjusted for any contributions or distributions made since such Valuation Date.

The minimum loan amount is as specified in the Contract, or if not specified, $1,000 as determined by Prudential and permitted under 29 CFR §2550.408b-1(b)(2). For purposes of this limit, an "outstanding loan" includes a loan for which a "deemed distribution" has occurred, following the borrower's default and pursuant to Treas. Reg. §1.72(p)-1, unless the borrower repays the outstanding balance of the defaulted loan (including accrued interest through the date of repayment).

This maximum is set by federal tax law and applies to all loans from any plans of the Employer. In applying the limitations under this Section, all plans maintained by the Employer are aggregated and treated as a single plan. In addition, any assignment or pledge of any portion of the Participant's interest in the Plan and any loan, pledge, or assignment with respect to any insurance contract purchased under the Plan will be treated as loan under this Section. Since Prudential cannot monitor a Participant's loan activity relating to other plans offered to Participant's, it is the Participant's responsibility to do so. Provided that a Participant adheres to these limitations, the loan will not be treated as a taxable distribution.

Only one outstanding loan is allowed per Participant.

A Participant may not renegotiate a loan.

Segregated Investment. A Participant loan is treated as a segregated investment on behalf of the individual Participant for whom the loan is made. If the Contract does not specify procedures designating the type of contributions from which the Participant loan will be made, such loan is deemed to be made on a proportionate basis from each type of contribution. Unless requested otherwise on the Participant's loan application, a Participant loan will be made equally from all investment funds in which the applicable contributions are held. A Participant or Beneficiary may direct the Trustee, on his/her loan application, to withdraw the Participant loan amounts from a specific investment fund or funds. Unless specified otherwise in the Contract, Loan repayments will be invested according to the participant's investment allocation for current contributions unless otherwise elected by the participant.

Procedures for Loan Default. If the Plan does not receive payment on a loan on a timely basis for whatever reason, regardless of whether the borrower normally makes repayment by salary deduction or direct payment, the loan will be considered in default unless payment is made within a grace period. The grace period will be within 90 days after each due date, but may be extended by determination of Prudential to the date the late payment is actually made for specific causes that are beyond the Participant's control and are consistently determined and applied on a nondiscriminatory basis. In no event may the grace period extend beyond the end of the calendar quarter following the calendar quarter in which the payment was originally due.

Loans default upon a determination by Prudential, consistently determined and applied on a nondiscriminatory basis, due to the following:

  Failure to pay on time (including within any grace period allowed under loan procedures used for the Plan);

  Death of the participant;

  Failure to pay on time any other or future debts to the Plan;

  Any statement or representation by the participant in connection with the loan which is false or incomplete in any material respect;

  Failure of the participant to comply with any of the terms of this Note and other Loan Documentation;

  When the participant becomes insolvent or bankrupt

A Participant will be considered to be in default with respect to a loan if any scheduled repayment with respect to such loan is not made by the end of the grace period or no later than calendar quarter following the calendar quarter in which the missed payment was due.

If a Participant defaults on a Participant loan, Prudential will send the appropriate tax information to the Participant and the Internal

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Revenue Service. The Plan may not offset the Participant's Account Balance until the Participant is otherwise entitled to an immediate distribution of the portion of the Account Balance that will be offset and such amount being offset is available as security on the loan,. For this purpose, a loan default is treated as an immediate distribution event to the extent the law does not prohibit an actual distribution of the type of contributions which would be offset as a result of the loan default. The Participant may repay the outstanding balance of a defaulted loan (including accrued interest through the date of repayment) at any time.

Pending the offset of a Participant's Account Balance following a defaulted loan, the following rules apply to the amount in default. Post default interest accrual on a defaulted loan applies to loans initiated after December 31, 2001:

  Interest continues to accrue on the amount in default until the time of the loan offset or, if earlier, the date the loan repayments are made current or the amount is satisfied with other collateral.

  A subsequent offset of the amount in default is not reported as a taxable distribution, except to the extent the taxable portion of the default amount was not previously reported by the Plan as a taxable distribution.

The post-default accrued interest included in the loan offset is not reported as a taxable distribution at the time of the offset.

Loan Repayments may continue beyond termination of employment.

A participant may not request a Direct Rollover of the loan note.

Modified Procedures. Under some Contracts, the Contractholder or a third party provides the recordkeeping services that would otherwise be provided by Prudential. These Contracts may have different deferred sales charges and annual account charges than those described in this prospectus. They also may have different procedures for allocation, transfer and withdrawal requests. For more information, contact your Contractholder or third party recordkeeper.

Annuity Period

Electing the Annuity Date and the Form of Annuity
 If permitted under federal tax law and your Contract, you may have all or any part of your Units in VCA 10, VCA 11 or VCA 24 used to purchase a fixed-dollar annuity under the MEDLEY Program. If you decide to purchase an annuity, you can choose from any of the options described below unless your retirement arrangement otherwise restricts you.

The Retirement Equity Act of 1984 requires that a married Participant under certain types of retirement arrangements must obtain the consent of his or her spouse if the Participant wishes to select a payout that is not a qualified joint and survivor annuity. The spouse's consent must be signed, and notarized or witnessed by an authorized plan representative.

Withdrawals from VCA 10, VCA 11 and VCA 24 that are used to purchase a fixed-dollar annuity under the MEDLEY Program become part of Prudential's general account, which supports insurance and annuity obligations. Similarly, amounts allocated to the Companion Contract or the fixed rate option under a Combination Contract become part of Prudential's general account. Because of exemptive and exclusionary provisions, interest in the general account have not been registered under the Securities Act of 1933 (the Securities Act) nor is the general account registered as an investment company under the Investment Company Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the Securities or Investment Company Acts. We have been advised that the staff of the SEC has not reviewed the disclosures in this prospectus which relate to the fixed-dollar annuity that may be purchased under the Contracts. Disclosures regarding this annuity and the general account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to accuracy and completeness of statements made in prospectuses.

Available Forms of Annuity
Option 1 – Life annuity with payments certain. If you purchase this type of an annuity, you will begin receiving monthly annuity payments immediately. These payments will continue throughout your lifetime no matter how long you live. You also get to specify a number of minimum payments that will be made – 60, 120, 180 or 240 months – so that if you pass away before the last payment is received, your beneficiary will continue to receive payments for that period.

Option 2 – Annuity certain. If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. However, unlike Option 1, these payments will only be paid during the period you have specified (60, 120, 180 or 240 months). If you pass away before the last payment is received, your beneficiary will continue to receive payments for that period. If you outlive the specified time period, you will no longer receive any annuity payments.

Option 3 – Joint and survivor annuity with payments certain. If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. These payments will be continued throughout your lifetime and afterwards, to the person you name

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as the "contingent annuitant," if living, for the remainder of her or his lifetime.

When you purchase this type of annuity you will be asked to:

  specify the length of time you want the contingent annuitant to receive monthly payments in the same amount as the monthly payments you have received (this is called the period certain) and set the percentage of the monthly payment – for example, 33% or 66% or even 100% – you want paid to the contingent annuitant after the period certain for the remainder of his or her lifetime.

If both you and the contingent annuitant pass away during the period certain, payments will be made to the properly designated beneficiary.

Not all of the above forms of annuity may be available under your retirement arrangements. The duration of a period certain annuity and the maximum survivor benefit payable under a joint and survivor annuity may be limited under federal tax law. In some cases, other forms of annuity are available under the Contracts.

Purchasing the Annuity
Once you have selected the type of annuity, you must submit to Prudential a written election on a form that we will provide to you on request. Unless you request otherwise, the annuity will begin on the first day of the month after we have received your election form in good order and you will receive your first annuity payment within one month after that. If you withdraw contributions to purchase an annuity, no deferred sales charge will apply. If it is necessary to withdraw all of your contributions in order to purchase the annuity, the full annual account charge will be charged unless the annuity becomes effective on January1 of any year. The remainder – less any applicable taxes on annuity considerations – will be applied to the appropriate annuity purchase rate set forth in your Contract. (Prudential has the right to determine the amount of monthly payments from annuity purchase rates if they would provide a larger monthly payment than the rate shown in your Contract.) The scheduleof annuity purchase rates in a Contract is guaranteed by Prudential for ten years from the date the Contract is issued. If we modify the rates after ten years, the new rates will be guaranteed for the next ten years. A change in annuity purchase rates used for annuities described in Option 2 above will only apply to contributions made after the date of the change. A change in the rates under the other options will apply to all of your contributions.

Schedule of Variable Annuity Purchase Rates. The annuity rate tables contained in the Contract show how much a monthly payment will be, based on a given amount. Prudential may change annuity purchase rates. However, no change will be made that would adversely affect the rights of anyone who purchased an annuity prior to the change unless we first receive their approval or we are required by law to make the change.

Deductions for Taxes on Annuity Considerations. Certain states and other jurisdictions impose premium taxes or similar assessments upon Prudential, either at the time contributions are made or when the Participant's investment in the Contract is surrendered or applied to purchase an annuity. Prudential reserves the right to deduct an amount from contributions or the Participant's investment in the Contract to cover such taxes or assessments, if any, when applicable. Not all states impose premium taxes on annuities; however, the rates of those that do currently range from 0.5% to 3.5%.

Other Information

Assignment. The right to any payment under a Contract is neither assignable nor subject to the claim of a creditor unless state or federal law provides otherwise.

Changes in the Contracts. We have the right under some Contracts to change the annual account fee and schedule of deferred sales charges after two years. In the event we decide to change the deferred sales charge schedule, the new charges will only apply to the contributions you withdraw after the change takes place. For this purpose, contributions will be treated as withdrawn on a first-in, first-out basis.

Some Contracts also provide that after they have been in effect for five years, Prudential may change:

  the deduction from VCA 10, VCA 11 or VCA 24 assets for administrative expenses,

  the terms and conditions under which a deferred sales charge is imposed,

  the minimum contribution amount, and

  the terms and amount of any transfer or withdrawal (provided these changes are permitted under law).

These changes would apply to all of your contributions, regardless of when they were made.

Some of the Contracts allow us to revise the annual annuity purchase rates from time to time and all of the Contracts permit us to make changes if we consider it necessary to comply with any laws or regulations. A Contract may also be changed at any time by

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agreement of the Contractholder and Prudential – however, no change will be made in this way that would adversely affect the rights of anyone who purchased an annuity prior to that time unless we first receive their approval.

If Prudential does modify any of the Contracts as discussed above, it will give the Contractholder at least 90 days' prior notice.

We reserve the right to operate VCA 24 as a different form of registered investment company or as an unregistered entity, to transfer the Contracts to a different separate account, or to no longer offer certain of the Series Fund portfolios, to the extent permitted by law. We also reserve the right to substitute the shares of any other registered investment company for shares in the Series Fund that you hold under a Contract. Before we could do this, however, under current law we would have to obtain the SEC's permission and notify the Contractholders. For Contracts funding plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, no substitution will be made without the consent of the plan fiduciary.

Reports. At least once a year, you will receive a report from us showing the number of your Units in each of VCA 10, VCA 11 and VCA 24. You will also receive annual and semi-annual reports showing the financial condition of these investment options. If a single individual or company invests in the Series Fund through more than one variable insurance contract, then the individual or company will receive only one copy of the Series Fund annual and semi-annual reports unless we are directed otherwise.

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ADDITIONAL INFORMATION

Sale & Distribution

Prudential Investment Management Services LLC (PIMS), 100 Mulberry Street, Newark, New Jersey 07102, acts as the distributor of the contracts. PIMS is a wholly owned subsidiary of Prudential Financial and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. (FINRA).

We pay the broker-dealer whose registered representatives sell the contract a commission based on a percentage of your purchase payments. From time to time, Prudential Financial or its affiliates may offer and pay non-cash compensation to registered representatives who sell the Contract. For example, Prudential Financial or an affiliate may pay for a training and education meeting that is attended by registered representatives of both Prudential Financial-affiliated broker-dealers and independent broker-dealers. Prudential Financial and its affiliates retain discretion as to which broker-dealers to offer non-cash (and cash) compensation arrangements, and will comply with FINRA rules and other pertinent laws in making such offers and payments. Our payment of cash or non-cash compensation in connection with sales of the Contract does not result directly in any additional charge to you.

Federal Taxation

The following discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. Participants and Contractholders should consult a qualified tax adviser for complete information and advice.

Tax-qualified Retirement Arrangements Using the Contracts
The Contracts may be used with qualified pension and profit sharing plans, plans established by self-employed persons (Keogh plans), simplified employee pension plans (SEPs), individual retirement plan accounts (IRAs), and retirement programs governed by Internal Revenue Code Section 403(b)(Section403(b)plans). The provisions of the tax law that apply to these retirement arrangements that may be funded by the Contracts are complex and you are advised to consult a qualified tax adviser.

The Contracts may also be used with certain deferred compensation plans of a state or local government or a tax-exempt organization (called Section 457 plans after the Internal Revenue Code section that governs their structure). Tax-exempt organizations or governmental employers considering the use of the Contracts to fund or otherwise provide deferred compensation to their employees should consult with a qualified tax adviser concerning these specific requirements. Please refer to the discussion of "Entity Owners" below, which may be applicable in certain circumstances.

Contributions. In general, assuming that you and your Contractholder follow the requirements and limitations of tax law applicable to the particular type of plan, contributions made under a retirement arrangement funded by a Contract are deductible (or not includible in income) up to certain amounts each year.

Earnings. Under the retirement programs with which the Contracts may be used, federal income tax is not imposed upon the investment income and realized gains earned by the investment option until you receive a distribution or withdrawal of such earnings.

Distribution or Withdrawal. When you receive a distribution or withdrawal (either as a lump sum, an annuity, or as regular payments in accordance with a systematic withdrawal arrangement) all or a portion of the distribution or withdrawal is normally taxable as ordinary income. In some cases, the tax on lump sum distributions may be limited by a special 10-year income averaging rule, which may be available to individuals born prior to January1, 1936.

Furthermore, premature distributions or withdrawals may be restricted or subject to a penalty tax. The restrictions are discussed in the "Taxes on Withdrawals and Surrender" section below. Participants contemplating a withdrawal should consult a qualified tax adviser.

Required Minimum Distribution Rules. In general, distributions from qualified retirement arrangements and Section 457 plans must begin by the "Required Beginning Date" which is April 1 of the calendar year following the later of (1) the year in which you attain age 70 1 /2 or (2) you retire. The following exceptions apply:

  For a Section 403(b) plan, only benefits accruing after December 31, 1986 must begin distribution by the Required Beginning Date. However, amounts accruing under a Section 403(b) plan on or before December 31, 1986 may be required to be distributed by a certain age under other federal tax rules.

  For IRAs or if you are a 5% owner of the Contractholder as defined under the Internal Revenue Code, distributions must begin by April1 of the calendar year following the year you attain age 70 1 /2.

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Distributions that are made after the Required Beginning Date must generally be made in the form of an annuity for your life or the lives of you and your designated beneficiary, or over a period that is not longer than your life expectancy or the life expectancies of you and your designated beneficiary. To the extent you elect to receive distributions as systematic withdrawals rather than under an annuity option, required minimum distributions during your lifetime must be made in accordance with a uniform distribution table set out in IRS proposed regulations.

Distributions to beneficiaries are also subject to required minimum distribution rules. If you die before your entire interest in your Contract has been distributed, your remaining interest must be distributed within a certain time period. If distributions under an annuity option had already begun prior to your death, payments to the contingent annuitant or beneficiary must continue in accordance with the terms of that annuity option. Otherwise, distribution of the entire remaining interest generally must be made as periodic payments beginning no later than December31 of the calendar year following your year of death, and continuing over a period based on the life expectancy of the designated beneficiary (or if there is no designated beneficiary and you die after your Required Beginning Date, over a period equal to your life expectancy as calculated immediately prior to your death). If your death occurs prior to your Required Beginning Date, the required minimum distribution rules may also be satisfied by the distribution of your entire remaining interest by December 31 of the calendar year containing the fifth anniversary of your death.

Special rules apply where your spouse is your designated beneficiary.

If you or your beneficiary does not meet the required minimum distribution requirements, an excise tax applies.

Note that under the Worker, Retiree and Employer Recovery Act of 2008, Required Minimum Distributions are suspended for 2009 for IRAs and certain defined contribution plans and are scheduled to resume in 2010. This means that a Participant or designated beneficiary receving payments based on life expectancy are not required to take a 2009 distribution. If the Participant or beneficiary has previously elected a minimum distribution option to satisfy their required minimum distributions, we will continue to make such distributions in 2009 based on this methodology, unless the Participant or beneficiary tells us not to make a 2009 distribution. If the Participant has elected to use all or part of their interest in the Participant's Account to purchase a fixed annuity, the requirements to take minimum distributions from the fixed annuity contract is not suspended.

If the beneficiary elects to receive full distribution by December 31 of the year incuding the five year anniversary of the date of death, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31 of the six year anniversary of the date of death.

Special Considerations Regarding Exchanges or Other Transactions Involving 403(b) Arrangements

Recent IRS regulations may affect the taxation of 403(b) tax deferred annuity contract exchanges. Annuity contract exchanges are a common non-taxable method to exchange one tax deferred annuity contract for another. The IRS has issued regulations that may impose restrictions on your ability to make such an exchange. The regulations are generally effective in 2009. We accept exchanges only if we have entered into an information-sharing agreement or its functional equivalent, with the applicable employer or its agent. We make such exchanges only if your employer confirms that it has entered into an information-sharing agreement or its functional equivalent with the issuer of the other annuity contract. This means that if you request an exchange we will not consider your request to be in good order, and will not therefore process the transaction, until we receive confirmation from your employer.

In addition, in order to comply with the regulations, we will only process certain transactions (e.g, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if the Participant requests one of these transactions we will not consider this request to be in good order, and will not therefore process the transaction, until we receive the employer's approval in written or electronic form.

Non-qualified Arrangements Using the Contracts
Taxes Payable by Participants. Prudential believes the Contracts are annuity contracts for tax purposes. Accordingly, as a general rule, you do not pay any tax as a result of any increase in the value of your investment options. Generally, annuity contracts issued by the same company (and affiliates) to a Participant during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

Taxes on Withdrawals and Surrender. Amounts you withdraw before the annuity starting date are treated for tax purposes first as being withdrawals of investment income, rather than withdrawals of premium payments, until all investment income has been withdrawn. Therefore, you will be taxed on the amount you withdraw before you start receiving annuity payments to the extent that the cash value of your Contract (without a reduction for any withdrawal charge) exceeds your premium payments.

If you take a loan against your Contract or if you pledge the Contract, that is generally treated as a withdrawal and you may be taxed.

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If you transfer the Contract for less than full consideration, such as by gift, tax will be triggered on the gain in the Contract. This rule does not apply to transfers to a spouse or incident to divorce.

Taxes on Annuity Payments. A portion of each annuity payment a Participant receives will be treated as a partial return of purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment received by a fraction, the numerator of which is the purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Contract.

After the full amount of the purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of the purchase payments have been recovered, a tax deduction is allowed for the unrecovered amount.

Penalty Taxes on Withdrawals and Annuity Payments. Any taxable amount received under the Contract may be subject to a 10 percent penalty tax. Amounts are not subject to this penalty tax if:

  the amount is paid on or after you attain age 59 1 /2 or die;

  the amount received is attributable to your becoming disabled, as defined under federal tax law;

  the amount paid or received is in the form of level annuity payments not less frequently than annually under a lifetime annuity; or

  the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

If the lifetime annuity payment stream is modified (other than as a result of death or disability) before age 59 1 /2 (or before the end of the five year period beginning with the first payment and ending after age 59 1 /2, if later), the tax for the year of modification will be increased by the penalty tax that would have been imposed without the exception, plus interest for the deferral.

Taxes Payable by Beneficiaries. Generally, the same tax rules apply to amounts received by a beneficiary as those set forth above with respect to a Participant. The election of an annuity payment option instead of a lump sum death benefit may defer taxes. Certain required minimum distribution requirements apply upon death of a Participant as discussed further below.

Required Distributions Upon Death of Participant. Certain distributions must be made under the Contract upon the death of a Participant. The required distributions depend on whether the Participant dies on or before the start of annuity payments under the Contract or after annuity payments are started under the Contract.

  If the Participant dies on or after the annuity date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

  If the Participant dies before the annuity date, the entire interest in the Contract must be distributed within 5 years after the date of death. However, if an annuity payment option is selected by the designated beneficiary and if annuity payments begin within 1 year of the death of the Participant, the value of the Contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. The designated beneficiary is the person to whom ownership of the Contract passes by reason of death, and must be a natural person.

  If any portion of the Contract is payable to (or for the benefit of) a Participant's surviving spouse, such portion of the Contract may be continued with the spouse as the owner.

Note that under the Worker, Retiree and Employer Recoevery Act of 2008, Required Minimum Distributions are suspended for 2009 for IRAs and certain defined contribution plans and are scheduled to resume in 2010. If the beneficiary elects to receive full distribution by December 31 of the year including the five year anniversary of the date of death, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31 of the six year anniversary of the date of death.

Entity Owners
Where a Contract is held by a non-natural person (for example, a corporation), the Contract generally will not be taxed as an annuity and increases in the value of the Contract will be subject to tax. Exceptions include Contracts held by an entity as an agent for a natural person, Contracts held under a qualified pension or profit sharing plan, a Section 403(b) plan or individual retirement plan (see discussion above) or Contracts that provide for immediate annuities.

Withholding

Taxable amounts distributed from annuity contracts in nonqualified annuity arrangements, individual retirement accounts, or individual retirement annuities are subject to tax withholding. You may generally elect not to have tax withheld from payments. The rate of withholding on annuity payments will be determined on the basis of the withholding certificate filed with Prudential. Absent these elections, Prudential will withhold the tax amounts required by the applicable tax regulations. You may be subject to penalties

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under the estimated tax payment rulesif withholding and estimated tax payments are not sufficient. Participants who fail to provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding.

In addition, certain distributions from qualified plans, which are not directly rolled over or transferred to another eligible qualified plan, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to: (1) distributions for the life or life expectancy of the Participant, or joint and last survivor expectancy of the Participant and a designated beneficiary; or (2) distributions for a specified period of 10 years or more; (3) distributions required as minimum distributions; or (4) hardship distributions. For 2009, for distributions that would have been required as minimum distributions but for the suspension, the 20% withholding is not required.

Amounts that are received under a Contract used in connection with a nongovernmental Section 457 plan are treated as wages for federal income tax purposes and are, thus, subject to general withholding requirements.

Death Benefits

In general, a death benefit consisting of amounts paid to your beneficiary is includable in your estate for federal estate tax purposes.

Taxes on Prudential

VCA 10, VCA 11, and VCA 24 are not considered separate taxpayers for purposes of the Internal Revenue Code. The earnings of these accounts are taxed as part of the operations of Prudential. We do not currently charge you for federal income taxes paid by Prudential. We will review the question of a charge for our federal income taxes attributable to the Contracts periodically. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

Voting Rights

VCA 10 and VCA 11 may call meetings of their Participants, just like other mutual funds have shareholder meetings. Under most 403(b) plans, Participants have the right to vote. Under some plans, the Contractholder has the right to vote. With respect to VCA 24, Prudential votes shares of the Series Fund on behalf of the VCA 24 Participants/Contractholders, as those Participants/Contractholders direct.

Meetings are not necessarily held every year. VCA 10 and VCA 11 meetings may be called for such purposes as to elect Committee Members, vote on amendments to investment management for such purposes as agreements, and approve changes in fundamental investment policies. Under the Rules and Regulations of VCA 10 and VCA 11, a meeting to elect Committee Members must be held if less than a majority of the Members of a Committee have been elected by Participants/Contractholders.

Prudential votes on behalf of the VCA 24 Participants/Contractholders on matters relating to the Series Fund. Participants/Contractholders can direct how Prudential will vote for them.

As a VCA 10 or VCA 11 Participant/Contractholder, you are entitled to the number of votes that corresponds to the total dollar amount of your Units. To the extent Prudential has invested its own money in VCA 10 or VCA 11, it will be entitled to vote on the same basis as other Participants/Contractholders. Prudential's votes will be cast in the same proportion that the other Participants/Contractholders vote – for example, if 25% of those who vote are in favor of a proposal, Prudential will cast 25% of its votes in favor of the proposal.

Litigation

Prudential is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings specific to Prudential and proceedings generally applicable to business practices in the industries in which Prudential operates, including in both cases businesses that have either been divested or placed in wind-down status. Prudential is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. In its investment-related operations, Prudential is subject to litigation involving commercial disputes with counterparties or partners and class action lawsuits and other litigation alleging, among other things, that Prudential has made improper or inadequate disclosures in connection with the sale of assets and annuity and investment products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. Prudential is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to Prudential and its businesses and products. In addition, Prudential, along with other participants in the businesses in which Prudential engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Prudential's pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary

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damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

In November 2008, a purported nationwide class action, Garcia v. Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey. The complaint, which is brought on behalf of beneficiaries of Prudential policies whose death benefits were placed in retained asset accounts, alleges that by investing the death benefits in these accounts, Prudential wrongfully delayed payment and improperly retained undisclosed profits. It alleges claims of breach of the contract of insurance, breach of contract with regard to the retained asset accounts, breach of fiduciary duty and unjust enrichment, and seeks an accounting, disgorgement, injunctive relief, attorneys' fees and prejudgment and post-judgment interest.

From November 2002 to March 2007, eleven separate complaints were filed and amended against Prudential Financial, Prudential and the law firm of Leeds Morelli Brown in New Jersey state court. The cases were consolidated for pre-trial proceedings in New Jersey Superior Court, Essex County and captioned Lederman v. Prudential Financial Inc., et al. The complaints allege that an alternative dispute resolution agreement entered into among Prudential, over 350 claimants who are current and former employees, and Leeds Morelli Brown (the law firm representing the claimants) was illegal and that Prudential conspired with Leeds Morelli Brown to commit fraud, malpractice, breach of contract, and violate racketeering laws by advancing legal fees to the law firm with the purpose of limiting Prudential's liability to the claimants. In 2004, the Superior Court sealed these lawsuits and compelled them to arbitration. In May 2006, the Appellate Division reversed the trial court's decisions, held that the cases were improperly sealed, and should be heard in court rather than arbitrated. In March 2007, the court granted plaintiffs' motion to amend the complaint to add over 200 additional plaintiffs, and a claim under the New Jersey discrimination law, but denied without prejudice plaintiffs' motion for a joint trial on liability issues. In June 2007, Prudential Financial and Prudential moved to dismiss the complaint. In November 2007, the court granted the motion, in part, and dismissed the commercial bribery and conspiracy to commit malpractice claims, and denied the motion with respect to other claims. In December 2007, the Prudential defendants answered the complaints and asserted counterclaims against each plaintiff for breach of contract and cross-claims against Leeds Morelli Brown for breach of contract and the covenant of good faith and fair dealing, fraudulent inducement, indemnification and contribution. In January 2008, plaintiffs filed a demand pursuant to New Jersey law stating that they were seeking damages in the amount of $6.5 billion.

Prudential, along with a number of other insurance companies, received formal requests for information from the State of New York Attorney General's Office ("NYAG"), the Securities and Exchange Commission ("SEC"), the Connecticut Attorney General's Office, the Massachusetts Office of the Attorney General, the Department of Labor, the United States Attorney for the Southern District of California, the District Attorney of the County of San Diego, and various state insurance departments relating to payments to insurance intermediaries and certain other practices that may be viewed as anti-competitive. In December 2006, Prudential reached a resolution of the NYAG investigation. Under the terms of the settlement, Prudential paid a $2.5 million penalty and established a $16.5 million fund for policyholders, adopted business reforms and agreed, among other things, to continue to cooperate with the NYAG in any litigation, ongoing investigations or other proceedings. Prudential also settled the litigation brought by the California Department of Insurance and agreed to business reforms and disclosures as to group insurance contracts insuring customers or residents in California and to pay certain costs of investigation. In addition, in April 2008, Prudential reached a settlement of proceedings regarding these matters with District Attorneys of San Diego, Los Angeles and Alameda counties. Pursuant to this settlement, Prudential paid $350,000 in penalties and costs. These matters are also the subject of litigation brought by private plaintiffs, including purported class actions that have been consolidated in the multidistrict litigation in the United States District Court for the District of New Jersey, In re Employee Benefit Insurance Brokerage Antitrust Litigation. In August and September 2007, the court dismissed the anti-trust and RICO claims. In January and February 2008, the court dismissed the ERISA claims with prejudice and the state law claims without prejudice. Plaintiffs have appealed to the Third Circuit Court of Appeals.

In April 2005, Prudential voluntarily commenced a review of the accounting for its reinsurance arrangements to confirm that it complied with applicable accounting rules. This review included an inventory and examination of current and past arrangements, including those relating to wind-down and divested businesses and discontinued operations. Subsequent to commencing this voluntary review, Prudential received a formal request from the Connecticut Attorney General for information regarding its participation in reinsurance transactions generally and a formal request from the SEC for information regarding certain reinsurance contracts entered into with a single counterparty since 1997 as well as specific contracts entered into with that counterparty in the years 1997 through 2002 relating to Prudential's property and casualty insurance operations that were sold in 2003. In August 2008, Prudential Financial, Inc. ("PFI") reached a resolution of the investigations by the SEC. The SEC's complaint in this matter, filed on August 6, 2008 in the United States District Court for the District of New Jersey, alleges, among other things, that Prudential's property and casualty insurance operations improperly accounted for the reinsurance contracts resulting in overstatements of PFI's consolidated results for the years 2000, 2001 and 2002 in certain of PFI's reports filed with the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in violation of the financial reporting, books-and-records and internal control provisions of the Exchange Act. In connection with the settlement, PFI has consented to entry of a final judgment enjoining it from future violations of specified provisions of the Exchange Act and related rules and regulations of the SEC thereunder. The settlement, in

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which PFI neither admits nor denies the allegations in the complaint, resolves the SEC's investigations into these matters without the imposition of any monetary fine or penalty. The settlement documents include allegations that may result in litigation, adverse publicity and other potentially adverse impacts to PFI's businesses.

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey, claiming that Prudential failed to pay overtime to insurance agents who were registered representatives in violation of federal and Pennsylvania law, and that improper deductions were made from these agents' wages in violation of state law. The complaint seeks back overtime pay and statutory damages, recovery of improper deductions, interest and attorneys' fees. In December 2007, plaintiffs moved to certify the class. In March 2008, the court granted plaintiffs' motion to conditionally certify a nationwide class. In March 2008, a purported nationwide class action lawsuit was filed with the United States District Court for the Southern District of California, Wang v. Prudential Financial, Inc. and Prudential Insurance, on behalf of agents who sold Prudential's financial products. The complaint alleges claims that Prudential failed to pay overtime and provide other benefits in violation of federal and California law and seeks compensatory and punitive damages in unspecified amounts. In September 2008, the Wang matter was transferred to the United States District Court for the District of New Jersey and consolidated with the Bouder lawsuit. In January 2009, an amended complaint was filed in the consolidated matter which adds wage claims based on the laws of thirteen additional states.

In October 2007, Prudential Retirement Insurance and Annuity Co. ("PRIAC"), filed an action in the United States District Court for the Southern District of New York, Prudential Retirement Insurance Annuity Co. v. State Street Global Advisors, in PRIAC's fiduciary capacity and on behalf of certain defined benefit and defined contribution plan clients of PRIAC, against an unaffiliated asset manager, State Street Global Advisors ("SSgA") and SSgA's affiliate, State Street Bank and Trust Company ("State Street"). This action seeks, among other relief, restitution of certain losses attributable to certain investment funds sold by SSgA as to which PRIAC believes SSgA employed investment strategies and practices that were misrepresented by SSgA and failed to exercise the standard of care of a prudent investment manager. PRIAC also intends to vigorously pursue any other available remedies against SSgA and State Street in respect of this matter. Given the unusual circumstances surrounding the management of these SSgA funds and in order to protect the interests of the affected plans and their participants while PRIAC pursues these remedies, PRIAC implemented a process under which affected plan clients that authorized PRIAC to proceed on their behalf have received payments from funds provided by PRIAC for the losses referred to above. Prudential's financial statements for the year ended December 31, 2007 include a pre-tax charge of $82 million in "Change in net unrealized capital gains (loss)", reflecting these payments to plan clients and certain related costs. In September 2008, the court denied State Street defendants' motion to dismiss the claims for damages and other relief under Section 502(a)(2) of ERISA but dismissed the claim for equitable relief under Section 502(a)(3) of ERISA. In October 2008, defendants answered the complaint and asserted counterclaims for contribution and indemnification, defamation and violations of Massachusetts' unfair and deceptive trade practices law.

Prudential's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted. It is possible that results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Prudential's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on its financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification is not likely to have a material adverse effect on Prudential's financial position.

Policies of the VCA Accounts

DISCLOSURE OF PORTFOLIO HOLDINGS. A description of the policies and procedures of the VCA Accounts with respect to the disclosure of portfolio securities is described in the Statement of Additional Information.

FREQUENT TRADING POLICY OF VCA 24. The practice of making frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called "market timing" or "excessive trading," can make it very difficult for a portfolio manager to manage an underlying mutual fund's investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs or affect performance. For these reasons, the Contracts were not designed for persons who make programmed, large or frequent transfers. We consider "market timing/excessive trading" to be one or more trades into and out of (or out of and into) the same variable investment option within a rolling 30-day period when each exceeds a certain dollar threshold. Automatic or system-driven transactions, such as contributions or loan repayments by payroll deduction, regularly scheduled or periodic distributions, or periodic rebalancing through an automatic rebalancing program do not constitute prohibited excessive trading and will not be subject to this criteria.

In light of the risks posed by market timing/excessive trading to Participants and other investors, we monitor Contract transactions in an effort to identify such trading practices. We reserve the right to limit the number of transfers in any year for all existing or new

37

Participants, and to take the other actions discussed below. We also reserve the right to refuse any transfer request for a Participant or Participants if: (a) we believe that market timing (as we define it) has occurred; or (b) we are informed by an underlying fund that transfers in its shares must be restricted under its policies and procedures concerning excessive trading. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific procedures:

• Warning. Upon identification of activity by a Participant that meets the market-timing criteria, a warning letter will be sent to the Participant. A copy of the warning letter and/or a trading activity report will be provided to the Contractholder.

• Restriction. A second incidence of activity meeting the market timing criteria within a six-month period will trigger a trade restriction. If permitted by the Contractholder's adoption of Prudential's Market Timing/ Excessive Trading policy, if otherwise required by the policy, or if specifically directed by the Contractholder, Prudential will restrict a Participant from trading through the Internet, phone or facsimile for all investment options available to the Participant. In such case, the Participant will be required to provide written direction via standard (non-overnight) U.S. mail delivery for trades in the Participant Account. The duration of a trade restriction is 3 months, and may be extended incrementally (3 months) if the behavior recurs during the 6-month period immediately following the initial restriction.

• Action by an Underlying Fund. The Prudential Series Fund portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under federal securities regulations, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual contract owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the portfolio. We reserve the right to impose any such restriction at the fund level, and all Participants under a particular Contract would be impacted. In addition, you should be aware that some portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios.

A portfolio also may assess a short term trading fee in connection with a transfer out of the variable investment option investing in that portfolio that occurs within a certain number of days following the date of allocation to the variable investment option. Each portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from the value of your Units.

The ability of Prudential to monitor for frequent trading is limited for Contracts under which Prudential does not provide the Participant recordkeeping. In those cases, the Contractholder or a third party administrator maintains the individual Participant records and submits to Prudential only aggregate orders combining the transactions of many Participants. Therefore, Prudential may be unable to monitor investments by individual investors.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Frequent Trading Policy of VCA-10.VCA 10 seeks to prevent patterns of frequent purchases and redemptions of VCA 10 Units by Contractholders and Participants. Frequent purchases and sales of VCA 10 Units may adversely affect VCA 10 performance and the interests of long-term investors. When a Contractholder or Participant engages in frequent or short-term trading, VCA 10 may have to sell portfolio securities to have the cash necessary to redeem Units. This can happen when it is not advantageous to sell any securities, so VCA 10's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because VCA 10 cannot predict how much cash it will have to invest. In addition, if VCA 10 is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, VCA 10 may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain Contractholders and Participants may cause dilution in the value of Units held by other Contractholders and Participants. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share or unit prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share or unit price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for an investor's frequent trading strategy.

38

VCA 10 does not knowingly accommodate or permit frequent trading, and the VCA 10 Committee has adopted policies and procedures designed to discourage or prevent frequent trading activities by Contractholders and Participants.

Trading in VCA 10 is subject to the procedures, warnings and restrictions outlined in the previous section for VCA 24. Therefore, under the Contracts, trading by Contractholders and Participants in VCA 24 investment options and VCA 10 are subject to the same overall restrictions on frequent trading.

Contractholders and Participants seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of VCA 10 to prevent such trading, there is no guarantee that VCA 10 or Prudential will be able to identify these Contractholders and Participants or curtail their trading practices. VCA 10 does not have any arrangements intended to permit trading of its Units in contravention of the policies described above.

Because VCA 11 is a money market fund that is not generally designed for long-term investing, and frequent trading of VCA 11 Units does not generally present risks to other investors in VCA 11, the Committee has determined that, at the present time, VCA 11 need not adopt policies and procedures to limit frequent trading of VCA 11 Units.

SERVICE PROVIDERS. We generally conduct our operations through staff employed by us or our affiliates within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed "service providers" under the Investment Company Act of 1940. The entities engaged by us may change over time. As of December 31, 2008, non-affiliated entities that could be deemed service providers to separate accounts funding the Contracts consisted of the following: MIS, an ADP company (proxy tabulation services) located at 60 Research Road, Hingham, MA 02043; Diversified Information Technologies Inc. (mail handling and records management) located at 123 Wyoming Ave Scranton, PA 18503; Morningstar Associates LLC (asset allocation services) located at 225 West Wacker Drive Chicago, IL 60606; RR Donnelley Receivables Inc. (printing annual reports and prospectuses) located at 111 South Wacker Drive Chicago, IL 60606-4301; State Street Bank – Kansas City (custodian and accumulation unit value calculations) located at 801 Pennsylvania, Kansas City, MO 64105; Broadridge (fulfillment vendor for mailing applications, forms, prospectuses, etc.) located at 1981 Marcus Avenue Lake Success, NY 11042; Accurint (customer identification reviews) located at 6601 Park of Commerce Blvd Boca Raton, FL 33487.

Other Information

Registration statements under the Securities Act of 1933 have been filed with the SEC with respect to the Contract. This prospectus does not contain all the information set forth in the registration statements, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, D.C. upon payment of the fees prescribed by the SEC.

For further information, you may also contact Prudential's office at the address or telephone number on the cover of this prospectus.

A copy of the SAI, which provides more detailed information about the Contracts, may be obtained without charge by calling Prudential at 1-877-778-2100.

39

Table of Contents: Statement of Additional Information

Table of Contents -- Statement of Additional Information

Investment Management & Administration of VCA 10, VCA 11 and VCA 24	3
Management & Advisory Arrangements	3
Fundamental Investment Restrictions Adopted by VCA 10 and VCA 11	8
Non-Fundamental Investment Restrictions adopted by VCA 10 and VCA 11	9
Investment Restrictions Imposed by State Law	10
Additional Information About Financial Futures Contracts	11
Additional Information About Options	11
Forward Foreign Currency Exchange Contracts	15
Interest Rate Swap Transactions	15
Loans of Portfolio Securities	16
Portfolio Turnover Rate	16
Portfolio Brokerage and Related Practices	17
Custody of Securities	18

The VCA 10 and VCA 11 Committees and Officers	18
Management of VCA 10 and VCA 11	18

Policies of VCA 10 and VCA 11	23
Proxy Voting & Recordkeeping	23
Disclosure of Portfolio Holdings	24

Information About Prudential	26
Directors and Senior Officers of The Prudential Insurance Company of America	26

Sale of Group Variable Annuity Contracts	29
Information About Contract Sales	29

Financial Statements	30
Financial Statements of VCA 10 and VCA 11	30
Financial Statements of VCA 24	31
Consolidated Financial Statements of The Prudential Insurance Company of America and Subsidiaries	32

40

APPENDIX

Description of Terms

Some of the terms used in this Prospectus to describe the investment objective and policies of VCA 11 are further explained below.

The term "money market" refers to the marketplace composed of the financial institutions which handle the purchase and sale of liquid, short-term, high-grade debt instruments. The money market is not a single entity, but consists of numerous separate markets, each of which deals in a different type of short-term debt instrument. These include U.S. Government obligations, commercial paper, certificates of deposit and bankers' acceptances, which are generally referred to as money market instruments.

"U.S. Government obligations" are debt securities (including bills, certificates of indebtedness, notes, and bonds) issued by the U.S. Treasury or issued by an agency or instrumentality of the U.S. Government which is established under the authority of an act of Congress. Such agencies or instrumentalities include, but are not limited to, the Federal National Mortgage Association, the Federal Farm Credit Bank, and the Federal Home Loan Bank. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from the backing of the full faith and credit of the United States, to U.S. Treasury guarantees, or to the backing solely of the issuing instrumentality itself.

"Bank obligations" include (1) "Certificates of deposit" which are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year); (2) "Bankers' acceptances" which are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity; and (3)"Time deposits" which are non-negotiable deposits in a bank for a fixed period of time.

"Commercial paper" consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued to finance current operations. Commercial paper ratings are as follows: A Prime rating is the highest commercial paper rating assigned by Moody's Investors Service, Inc. (Moody's). Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer: (2) economic evaluation of the issuer's industry or industries and appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relating to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Commercial paper rated A by Standard & Poor's Ratings Group (S&P) has the following characteristics as determined by S&P; liquidity ratios are better than the industry average; long-term senior debt rating is A or better (in some cases, BBB credits may be acceptable); the issuer has access to at least two additional channels of borrowing and basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification.

"Other corporate obligations" are bonds and notes, loan participations and other debt obligations created by corporations, banks and other business organizations, including business trusts. Corporate bond ratings are as follows:

Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating), they comprise what are generally known as high-grade bonds. They are rated lower than the best bond because margins of protection may not be as large as Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Bonds rated AA by S&P are judged by SP to be high-grade obligations and, in the majority of instances, to differ only in small degree from issues rated AAA. Bonds rated AAA are considered by S&P to be highest grade obligations and possess the ultimate degree of protection as to principal and interest. As with AAA bonds, prices of AA bonds move with the long-term money market.

A "first tier" security is either (1) an "eligible security" that is rated, or has been issued by an issuer that is rated with respect to comparable securities, in the highest rating category for such securities or issuers by two nationally recognized statistical rating organizations (NRSROs)* (or by only one NRSRO if it is the only NRSRO that has rated such security or issuer), or (2) is an unrated

41

short-term security of comparable quality as determined by the investment manager under the supervision of the VCA 11 Committee.

A "second tier" security is any "eligible security" other than a "first-tier" security.

* There are other NRSROs, in addition to S&P and Moody's, that use similar methodologies to rate debt securities.

42

FINANCIAL HIGHLIGHTS

Introduction

The following financial highlights for the years ended December 31, 2008, 2007, 2006, 2005 and 2004 were derived from financial statements audited by KPMG LLP, independent registered public accounting firm, whose reports on those financial statements were unqualified. The financial highlights for each of the years prior to and including the year ended December 31, 2003 have been audited by another independent registered public accounting firm, whose report thereon was also unqualified. The information set out below should be read together with the financial statements and related notes that also appear in the Annual Reports for VCA 10 and VCA 11, which is available, at no charge, as described on the back cover of this prospectus.

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VCA 10 Financial Highlights

Financial Highlights for VCA 10: Income and Capital Changes per Accumulation Unit* (For an Accumulation Unit Outstanding Throughout the Period)

	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999
Investment Income	$.1628	$.1753	$.1539	$.1061	$.1198	$.0827	$.0760	$.0963	$.1108	$.1232
Expenses
Investment Management Fee	(.0226)	(.0274)	(.0237)	(.0193)	(.0170)	(.0142)	(.0143)	(.0172)	(.0173)	(.0172)
Assuming Mortality & Expense Risks	(.0677)	(.0821)	(.0710)	(.0600)	(.0522)	(.0424)	(.0429)	(.0511)	(.0515)	(.0513)
Net Investment Income	.0725	.0658	.0592	.0268	.0506	.0261	.0188	.0280	.0420	.0547

Capital Changes
Net realized gain (loss) on investments	(1.5104)	1.8696	1.6855	.8647	.4174	(.0999)	(.6619)	(.5812)	.4789	.2357
Net change in unrealized appreciation (depreciation)of investments	(3.3558)	(1.3347)	(.4319)	.6037	.1877	1.8517	(.8691 )	(.2203)	.0322	(.2634)
Net Increase (Decrease) in Accumulation Unit Value	(4.7937)	.6007	1.3128	1.4952	.6557	1.7779	(1.5122)	(.7735)	.5531	.0270

Accumulation Unit Value
Beginning of Year	10.9319	10.3312	9.0184	7.5232	6.8675	5.0896	6.6018	7.3753	6.8222	6.7952
End of Year	$6.1382	$10.9319	$10.3312	$9.0184	$7.5232	$6.8675	$5.0896	$6.6018	$7.3753	$6.8222
Total Return**	(43.85)%	5.81%	14.56%	19.87%	9.55%	34.93%	(22.91)%	(10.49)%	8.10%	.40%
Ratio of Expenses to Average Net Assets***	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Average Net Investment Income to Average Net Assets***	1.01%	.60%	.62%	.32%	.72%	.45%	.33%	.40%	.60%	.79%
Portfolio Turnover Rate	81%	65%	60%	51%	62%	63%	70%	79%	77%	82%
Number of Accumulation Units Outstanding For Participants at end of year (000 omitted)	21,633	24,945	27,921	33,107	36,252	39.109	41,632	44,444	50,430	63,330

* Calculated by accumulating the actual per unit amounts daily.
** Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported. Total returns may reflect adjustments to conform to generally accepted accounting principles.
*** These calculations exclude PICA's equity in VCA 10.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants' Accumulation Accounts by a number of Accumulation Units equal in value to the charge.

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VCA 11 Financial Highlights

Financial Highlights for VCA 11: Income and Capital Changes per Accumulation Unit* (For an Accumulation Unit Outstanding Throughout the Period)

	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Investment Income	$.1010	$.1735	$.1561	$.0985	$.0431	$.0374	$.566	$.1255	$.1772	$.1378	$.1411
Expenses
Investment Management Fee	(.0083)	(.0080)	(.0077)	(.0071)	(.0072)	(.0073)	(.0072)	(.0072)	(.0068)	(.0065)	(.0062)
Administrative Expenses	(.0250)	(.0235)	(.0228)	(.0223)	(.0221)	(.0220)	(.0218)	(.0214)	(.0204)	(.0194)	(.0186)
Net Increase in Accumulation Unit Value	.0677	.1420	.1256	.0691	.0138	.0081	.0276	.0969	.1500	.1119	.1163

Accumulation Unit Value
Begining of Year	3.2939	3.1519	3.0263	2.9572	2.9434	2.9353	2.9077	2.8108	2.6608	2.5489	2.4326
End of Year	$3.3616	$3.2939	$3.1519	$3.0263	$2.9572	$2.9434	$2.9353	$2.9077	$2.8108	$2.6608	$2.5489
Total Return**	2.06%	4.51%	4.15%	2.33%	0.47%	0.28%	0.95%	3.45%	5.64%	4.39%	4.78%
Ratio of Expenses to Average Net Assets***	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets**	2.00%	4.39%	4.06%	2.30%	0.46%	0.28%	0.94%	3.38%	5.53%	4.29%	4.78%
Number of Accumulation Units Outstanding
For participants at end of year (000's omitted)	16,736	16,560	18,183	20,822	24,298	26,594	30,128	27,387	28,305	34,100	34,882

* Calculated by accumulating the actual per unit amounts daily.
** Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported. Total returns may reflect adjustments to conform to generally accepted accounting principles.
*** These calculations exclude PICA's equity in VCA 11.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants' Accumulation Accounts by a number of Accumulation Units equal in value to the charge.

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VCA 24 Accumulation Unit Values

Equity Portfolio

	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Beginning of period (rounded)	$6.28	$5.79	$5.18	$4.69	$4.29	$3.28	$4.2619	$4.8374	$4.7195	$4.2286	$3.8962
End of period (rounded)	$3.86	$6.28	$5.79	$5.18	$4.69	$4.29	$3.2844	$4.2619	$4.8374	$4.7915	$4.2286
Accumulation Units Outstanding at period-end (000 omitted)	30,813	35,561	40,231	48,063	52,914	57,887	61,697	66,361	74,814	93,084	111,855

Diversified Bond Portfolio

	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Beginning of period (rounded)	$3.62	$3.45	$3.31	$3.23	$3.08	$2.89	$2.7174	$2.5575	$2.3475	$2.3829	$2.2404
End of period (rounded)	$3.47	$3.62	$3.45	$3.31	$3.23	$3.08	$2.8913	$2.7174	$2.5575	$2.3475	$2.3829
Accumulation Units Outstanding at period-end (000 omitted)	11,474	12,786	13,825	16,274	17,201	18,392	18,903	18,533	18,285	20,408	23,260

Flexible Managed Portfolio

	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Beginning of period (rounded)	$4.43	$4.20	$3.77	$3.65	$3.32	$2.70	$3.1194	$3.3343	$3.4074	$3.1844	$2.9103
End of period (rounded)	$3.30	$4.43	$4.20	$3.77	$3.65	$3.32	$2.7022	$3.1194	$3.3343	$3.4074	$3.1844
Accumulation Units Outstanding at period-end (000 omitted)	18,469	20,910	23,659	27,340	29,705	31,837	33,105	34,907	39,919	47,774	53,275

Conservative Balanced Portfolio

	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Beginning of period (rounded)	$3.84	$3.65	$3.33	$3.24	$3.02	$2.56	$2.8373	$2.9177	$2.9538	$2.7909	$2.5165
End of period (rounded)	$3.00	$3.84	$3.65	$3.33	$3.24	$3.02	$2.5626	$2.8373	$2.9177	$2.9538	$2.7909
Accumulation Units Outstanding at period-end (000 omitted)	16,012	18,615	20,866	24,340	29,359	31,363	33,125	34,954	39,984	47,902	51,101

Stock Index Portfolio

	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Beginning of period (rounded)	$7.06	$6.77	$5.90	$5.69	$5.19	$4.08	$5.2818	$6.0491	$6.6972	$5.5972	$4.3910
End of period (rounded)	$4.42	$7.06	$6.77	$5.90	$5.69	$5.19	$4.0795	$5.2818	$6.0491	$6.6972	$5.5972
Accumulation Units Outstanding at period-end (000 omitted)	30,485	35,874	40,673	48,486	53,129	56,656	58,988	62,175	70,145	80,502	78,885

Global Portfolio

	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Begining of period (rounded)	$3.69	$3.37	$2.83	$2.46	$2.26	$1.70	$2.2884	$2.7979	$3.4236	$2.3269	$1.8815
End of period (rounded)	$2.09	$3.69	$3.37	$2.83	$2.46	$2.26	$1.7008	$2.2884	$2.7979	$3.4236	$2.3269

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Accumulation Units Outstanding at period-end (000 omitted)	14,087	16,422	17,975	20,446	23,033	24,894	23,365	27,755	33,852	35,992	37,297

Government Income Portfolio

	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Beginning of period (rounded)	$2.60	$2.47	$2.40	$2.36	$2.31	$2.27	$2.0416	$1.9031	$1.7011	$1.7614	$1.6267
End of period (rounded)	$2.69	$2.60	$2.47	$2.40	$2.36	$2.31	$2.2708	$2.0416	$1.9031	$1.7011	$1.7614
Accumulation Units Outstanding at period-end (000 omitted)	12,150	12,257	14,155	16,286	16,915	18,552	20,931	16,319	14,712	17,652	20,924

47

For More Information

Additional information about the Contracts can be obtained upon request without charge and can be found in the following documents:

  Statement of Additional Information (SAI) (incorporated by reference into this prospectus)

  Annual Report (including a discussion of market conditions and strategies that significantly affected the Contracts' performance during the previous year)

  Semi-Annual Report

To obtain these documents or to ask any questions about the Contracts:

  Call toll-free 1-877-778-2100

or

  Write to The Prudential Variable Contract Account 10, 11 or 24, c/o Prudential Retirement Services 30 Scranton Office Park Scranton, PA 18507-1789

You can also obtain copies of Contract documents from the Securities and Exchange Commission as follows:

By Mail:

  Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102 (The SEC charges a fee to copy documents.)

In Person:

  Public Reference Room in Washington, DC (for hours of operation, call 202-551-8090

Via the Internet: www.sec.gov

SEC File No's.:
The Prudential Variable Contract Account 10: 811-03421
The Prudential Variable Contract Account 11: 811-03422
The Prudential Variable Contract Account 24: 811-05053

MEDLEY PRO 2008

The Prudential Series Fund
PROSPECTUS
May 1, 2009

The Fund is an investment vehicle for life insurance companies ("Participating Insurance Companies") writing variable annuity contracts and variable life insurance policies. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund has received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Trustees, to change Subadvisers without shareholder approval. For more information, please see this Prospectus under "How the Fund is Managed."

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This prospectus discusses the following Portfolios of The Prudential Series Fund:

Conservative Balanced Portfolio	Global Portfolio
Diversified Bond Portfolio	Government Income Portfolio
Equity Portfolio	Stock Index Portfolio
Flexible Managed Portfolio

INTRODUCTION

4	INTRODUCTION
4	About the Fund and Its Portfolios

5	RISK/RETURN SUMMARY
5	Investment Objectives & Principal Strategies of the Portfolios
9	Principal Risks
16	Introduction to Past Performance
17	Past Performance
24	Fees and Expenses of the Portfolios
24	Example

26	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
26	Investment Objectives & Policies

38	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
38	Additional Investments & Strategies

42	HOW THE FUND IS MANAGED
42	Board of Trustees
42	Investment Manager
42	Investment Management Fees
42	Investment Subadvisers
43	Portfolio Managers

49	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
49	Purchasing Shares of the Portfolios
49	Frequent Purchases or Redemptions of Portfolio Shares
50	Net Asset Value
53	Distributor

54	OTHER INFORMATION
54	Federal Income Taxes
54	Monitoring for Possible Conflicts
54	Disclosure of Portfolio Holdings
54	Redemption in Kind

55	FINANCIAL HIGHLIGHTS
55	Introduction

About the Fund and Its Portfolios

This prospectus provides information about The Prudential Series Fund (the Fund), which consists of 28 separate portfolios (each, a Portfolio). The Portfolios of the Fund which are discussed in this prospectus are listed on the inside front cover.

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as overall manager for the Fund. The assets of each Portfolio are managed by one or more subadvisers under a "manager-of-managers" structure. More information about PI, the "manager-of-managers" structure, and the subadvisers is included in "How the Fund is Managed" later in this Prospectus.

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of insurance companies affiliated with Prudential Financial, Inc., including but not limited to The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts.

Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

The Risk/Return Summary which follows highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

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RISK/RETURN SUMMARY

Investment Objectives & Principal Strategies of the Portfolios

Conservative Balanced Portfolio
Investment Objective: total investment return consistent with a conservatively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. We may invest a portion of the Portfolio's assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio (see below). While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  credit risk

  currency and exchange risk

  derivatives risk

  foreign investment risk

  high yield risk

  inflation-indexed securities risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  mortgage risk

  portfolio turnover risk

  prepayment risk

The Portfolio is managed by Quantitative Management Associates LLC and Prudential Investment Management, Inc.

Diversified Bond Portfolio

Investment Objective: high level of income over a longer term while providing reasonable safety of capital.

We look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments. We may purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may invest a portion of the Portfolio's assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. We may invest up to 20% of the Portfolio's total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar. These securities are included in the limits described above for debt obligations that may or may not be high grade. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Prinicpal Risks:

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

5

  prepayment risk

The Portfolio is managed by Prudential Investment Management, Inc.

Equity Portfolio
Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in common stock of major established companies as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

The Portfolio is managed by Jennison Associates LLC.

Flexible Managed Portfolio

Investment Objective: total return consistent with an aggressively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification and is willing to accept a higher level of volatility than the conservative fund, in effort to achieve greater appreciation. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  credit risk

  currency and exchange risk

  derivatives risk

  foreign investment risk

  high yield risk

  inflation-indexed securities risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  mortgage risk

  market risk

  portfolio turnover risk

  prepayment risk

The Portfolio is managed by Quantitative Management Associates LLC and Prudential Investment Management, Inc.

Global Portfolio
Investment Objective: long-term growth of capital.

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The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a "growth" approach or a "value" approach in selecting either foreign or U.S. common stocks. The approximate asset allocations as of February 27, 2009, area of geographic focus, and primary investment style for each subadviser are set forth below.

Global Portfolio: Subadviser Allocations
	Approximate Asset Allocation	Primary Geographic Focus & Asset Class	Investment Style
William Blair	25.3%	Foreign Equity	Growth-oriented
LSV	23.4%	Foreign Equity	Value-oriented
Marsico	26.9%	U.S. Equity	Growth-oriented
T. Rowe Price	23.8%	U.S. Equity	Value-oriented

In addition to the subadvisers listed above, each of Quantitative Management Associates LLC (QMA) Jennison Associates LLC (Jennison) and Prudential Investment Management, Inc. (PIM) may provide "Management Services" and/or "Advice Services" to the Portfolio. Management Services includes discretionary investment management authority for all or a portion of the Portfolio's assets. Advice Services includes investment advice, asset allocation advice and research services other than day-to-day management of the Portfolio.

Although QMA, Jennison and PIM have been appointed to serve as subadvisers to the Portfolio, QMA presently provides only Advice Services to the Portfolio. PI has no current plans or intention to utilize QMA to provide Management Services to the Portfolio. PI has no current intention to utilize Jennison or PIM to provide any Management Services or Advice Services to the Portfolio.

Depending on future circumstances and other factors, however, PI, in its discretion, and subject to further approval by the Board, may in the future elect to utilize QMA, Jennison or PIM to provide Management Services and/or Advice Services to the Portfolio, as applicable.

Principal Risks:

  company risk

  common and preferred stock risk

  derivatives risk

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  foreign investment risk

  growth stock risk

  value stock risk

  leveraging risk

  management risk

  market risk

  selection risk

  currency risk

Government Income Portfolio
Investment Objective: a high level of income over the long term consistent with the preservation of capital.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. Government, mortgage-related securities and collateralized mortgage obligations. The Portfolio may invest up to 20% of investable assets in other securities, including corporate debt securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  credit risk

  derivatives risk

  foreign investment risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  mortgage risk

  portfolio turnover risk

  prepayment risk

An investment in the Government Income Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The Portfolio is managed by Prudential Investment Management, Inc.

8

Principal Risks

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The principal risks of investing in each Portfolio, as identified in the Risk/Return Summary, are summarized below.

Asset-backed securities risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Portfolio reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average duration of the portfolio of a Portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

Borrowing risk. A Portfolio may borrow money from banks for investment purposes, and invest the proceeds of such loans, as permitted under the Investment Company Act of 1940, as amended (the 1940 Act). Under the 1940 Act, a Portfolio may borrow from a bank up to one-third of its total assets (including the amount borrowed). When a Portfolio borrows money for investment purposes or otherwise leverages its portfolio, any increase or decrease in the Portfolio's NAV is exaggerated by the use of leverage. Leverage risks are described below.

Commodity risk. A Portfolio's investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional equity and debt securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, acts of terrorism, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Common and preferred stocks risk. Each Portfolio may invest in common and preferred stocks. Common and preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. Common and preferred stocks can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company's operations. Stocks can decline for many reasons, including due to adverse economic, financial, or political developments and developments related to the particular company, the industry of which it is a part, or the securities markets generally.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Each Portfolio is also subject to credit risk to the extent it invests in fixed-income securities. Credit risk is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to make required principal and interest payments. This is broadly gauged by the credit ratings of the securities in which each Portfolio invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the rating agency with respect to that security. Although debt obligations rated BBB by S&P, Baa by Moody's, or BBB by Fitch, are regarded as investment-grade, such obligations have speculative characteristics and are riskier than higher-rated securities. Adverse economic developments are more likely to affect the payment of interest and principal on debt obligations rated BBB/Baa than on higher rated debt obligations. Non-investment grade debt—also known as "high-yield bonds" or "junk bonds"—have a higher risk of default and tend to be less liquid than higher-rated securities. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which the Portfolio is subject. Information on the ratings issued to debt securities by certain rating agencies is included in Appendix I to the Statement of Additional Informatin (SAI). Not all securities are rated. In the event that the relevant rating agencies assign different ratings to the same security, the Portfolio's Subadviser will determine which rating it believes best reflects the security's quality and risk at that time.

Derivatives risk.Certain Portfolios may, but are not required to, use derivative instruments for risk management purposes or as part of their investment strategies. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the

9

value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. Portfolios may use derivatives to earn income and enhance returns, to manage or adjust their risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

As open-end investment companies registered with the Securities and Exchange Commission (the Commission), the Portfolios are subject to the federal securities laws, including the 1940 Act, related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolios must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other Commission- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Portfolios must cover their open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Portfolios are permitted to set aside liquid assets in an amount equal to such Portfolio's daily marked-to-market (net) obligations, if any (i.e., such Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolios will have the ability to employ leverage to a greater extent than if such Portfolio were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify the asset segregation policies of thePortfolios in the future to comply with any changes in the positions articulated from time to time by the Commission and its staff.

Derivatives are volatile and may be subject to significant price movement. The use of derivatives involves significant risks, including:

Credit risk. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio. For example, a Portfolio would be exposed to credit risk (and counterparty risk) to the extent it purchases protection against a default by a debt issuer and the swap counterparty does not maintain adequate reserves to cover such a default.

Currency risk. The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage risk. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk. The risk that certain securities may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the security is currently worth.

Additional risks: Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If a Subadviser incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Portfolio might have been in a better position if the Portfolio had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Derivatives also involve the risk of mispricing or improper valuation (i.e., the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for a Portfolio to lose more than the amount the Portfolio invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes.

Certain Portfolios may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which such a portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the relevant Portfolio, in which case any losses on the holdings being hedged may not be reduced and may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The relevant Portfolio is not required to use hedging and may choose not to do so. Because certain Portfolios may use derivatives to seek to enhance returns, their investments will expose them to the risks outlined above to a greater extent than if they used derivatives solely for hedging purposes. The use of derivatives to seek to enhance returns may be considered speculative.

10

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition to the policies described elsewhere in this Prospectus, each Portfolio may from time to time attempt to hedge a portion of their currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments are not available. See "Hedging Risk" below for more information.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, each Subadviser devotes research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Taxation risk . Many foreign markets are not as open to foreign investors as U.S. markets. Each Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

Hedging risk. The decision as to whether and to what extent a Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk, counterparty risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of such portfolio and the availability of suitable transactions. Accordingly, no assurance can be given that a Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

High-yield risk.Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such

11

securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio's ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

Industry/sector risk. Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Inflation-indexed securities risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. Each Portfolio may have exposure to inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Initial public offering (IPO) risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio's asset base increases, IPOs often have a diminished effect on a Portfolio's performance.

Interest rate risk. Each Portfolio investing in fixed-income securities is subject to interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed-income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed-income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the negative effect on its value when rates increase. As a result, mutual funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a Subadviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

License risk. Certain Portfolios rely on licenses from third parties to the relevant Subadviser that permit the use of the intellectual property of such parties in connection with the investment strategies for those Portfolios. Such licenses may be terminated by the licensors under certain circumstances, and as a result, a Portfolio may lose its ability to use the licensed name and/or the licensed investment strategy. Accordingly, in the event a license is terminated, it may have a significant effect on the operation of the affected Portfolio.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. Liquidity risk may result if an investment trades in lower volumes. Liquidity risk may also result if a Portfolio makes investments that become less liquid in response to market developments or adverse investor perceptions. When there are few willing buyers and investments cannot be readily sold at the desired time or price, a Portfolio may have to accept a lower price or may not be able to sell the investment at all. An inability to sell a portfolio position can adversely affect a Portfolio's return by causing a decrease in the value of the investment or by preventing the Portfolio from being able to take advantage of other investment opportunities. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. The relevant Subadviser will seek to maintain an adequate level of portfolio liquidity, based on all relevant facts and circumstances, with consideration given to the Portfolio's exposure to illiquid securities in the event the market value of such securities exceeds 10% or 15% (as applicable) of the Portfolio's net assets as a result of a decline in the market value of the Portfolio.

Management risk. Actively managed investment portfolios are subject to management risk. Each Subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

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Market risk. Market risk is the risk that the equity and fixed-income markets in which the Portfolios invest will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans and are subject to certain risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that has exposure to mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because such portfolio will have to reinvest that money at the lower prevailing interest rates.

Most mortgage-backed securities are issued by federal government agencies such as Ginnie Mae, or by government sponsored enterprises such as Freddie Mac or Fannie Mae. Principal and interest payments on mortgage-backed securities issued by the federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises, such as Freddie Mac or Fannie Mae, are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk. The risks associated with investments in mortgage-related securities, particularly credit risk and liquidity risk, are heightened for investments in sub-prime mortgage-related securities.

Fannie Mae and Freddie Mac hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies' securities has fallen sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas Fannie Mae and Freddie Mac could buy, and until 2009, to lend Fannie Mae and Freddie Mac emergency funds and to purchase the entities' stock. On September 6, 2008, at the request of the Secretary of the U.S. Treasury, the Chairman of the Board of Governors of the Federal Reserve and the Director of the FHFA, each of Freddie Mac's and Fannie Mae's boards of directors adopted resolutions consenting to putting the respective companies into conservatorship. After obtaining these consents, the Director of FHFA appointed FHFA as the conservator of each of Fannie Mae and Freddie Mac on September 6, 2008. Fannie Mae and Freddie Mac report that as of November 7, 2008 and November 14, 2008, respectively, the conservator for each company has advised them that it has not disaffirmed or repudiated any contracts entered into by Fannie Mae or Freddie Mac prior to its appointment as conservator. The effect that this conservatorship will have on the companies' debt and equities is unclear. Each of Fannie Mae and Freddie Mac has been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

Non-diversification risk. The chance that a Portfolio's performance may be disproportionately hurt by the performance ofrelatively few securities. A Portfolio which is non-diversified may invest more of its assets in a smaller number of issuers than a diversified Portfolio. Concentrating investments may result in greater potential losses for Portfolios investing in a broader variety of issuers. A Portfolio may be more susceptible to adverse developments affecting a single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio turnover risk. A Portfolio may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the Portfolio's Subadviser. High portfolio turnover results in higher transaction costs (such as brokerage commissions, dealer mark-ups and other transaction-related expenses), which can adversely affect a Portfolio's performance. Each Subadviser generally will not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, each Subadviser may engage in active trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or return differentials. Each Portfolio's turnover rate may be higher than that of other mutual funds due to the Subadviser's investment strategies.

In addition, certain Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential generally: (i) limits the number and types of variable sub-accounts in which contract holders may allocate their account values and (ii) requires contract holders to participate in certain specialized asset transfer programs. The use of these asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. This is particularly true for th Target Maturity Portfolios and the AST Investment Grade Bond Portfolio. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant Subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Prepayment or call risk. Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by a Portfolio when interest rates fall, forcing the Portfolio to reinvest in obligations with lower interest rates than the original obligations. Mortgage-related securities and asset-backed securities are particularly subject to prepayment risk.

Real estate risk. Certain Portfolios may invest in REITs and real estate-linked derivative instruments. Such on emphasis on these types of investments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Selection risk. The risk that the securities, derivatives, and other instruments selected by a Portfolio's Subadviser will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.

Short sale risk. A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security's price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed-income securities an interest rate of 0% forms an effective limit on how high a securities' price would be expected to rise. Although certain Portfolios may try to reduce risk by holding both long and short positions at the same time, it is possible that a Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.

Small company risk. The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio's ability to sell these securities. Such investments may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The securities of smaller companies may be less liquid than others, which may make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

U.S. government and agency securities risk. In addition to market risk, interest rate risk and credit risk, such securities may limit a Portfolio's potential for capital appreciation. Not all U.S. Government securities are insured or guaranteed by the U.S. Government, some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Mortgage-backed securities issued by government sponsored enterprises such as Freddie Mac or Fannie Mae are not backed by the full faith and credit of the United States.

Other debt obligations issued or guaranteed by the U.S. government and government-related entities risk.Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the GNMA, the Farmers Home Administration, the Export-Import Bank, and the Small Business Administration are backed by the full faith and credit of the United States. Obligations of the FNMA, the FHLMC, the Federal Home Loan Bank, the Tennessee Valley Authority and the United States Postal Service are not backed by the full faith and credit of the U.S. Government. In the case of securities not backed by the full faith and credit of the United States, a Portfolio generally must look principally to the agency issuing or

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guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. The yield and market value of these securities are not guaranteed by the U.S. government or the relevant government sponsored enterprise.

Yankee obligations risk. Yankee obligations are U.S. dollar-denominated debt securities of foreign corporations issued in the United States and U.S. dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, and other governmental entities of foreign countries and supranational entities, which securities are issued in the United States. Debt securities of quasi-governmental entities are issued by entities owned by either a national, state, or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Investments in the securities of foreign corporations and governments, even those denominated in U.S. dollars, involve certain risks not typically associated with investments in domestic issuers. The values of the securities of foreign corporations and governments are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, such as changes in economic or monetary policies. In addition, Yankee obligations may be less liquid than the debt obligations of U.S. issuers. In general, less information is publicly available about foreign corporations than about U.S. companies. Foreign corporations are generally not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Some securities issued by foreign governments or their subdivisions, agencies, and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for the Portfolio to pursue its rights against such government in that country's courts. Some foreign governments have defaulted on principal and interest payments. In addition, a Portfolio's investments in Yankee obligations may be subject to the risk of nationalization or expropriation of a foreign corporation's assets, imposition of currency exchange controls, or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments.These risks are heightened in all respects with respect to Yankee obligations issued by foreign corporations and governments located in emerging markets.

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Introduction to Past Performance

A number of factors, including risk, can affect how a Portfolio performs. The bar charts and tables on the following pages demonstrate the risk of investing in each Portfolio by showing how returns can change from year to year and by showing how each Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that a Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the charts and tables on the following pages are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for a Portfolio would have been lower.

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Past Performance

Conservative Balanced Portfolio

Annual Returns (Class I shares)

Best Quarter	Worst Quarter
10.14% (2nd quarter of 2003)	-10.82% (4th quarter of 2008)

Average Annual Returns (as of 12/31/08)
	1 Year	5 Years	10 Years
Class I Shares	-21.41%	0.58%	1.47%
S&P 500 Index*	-36.99%	-2.19%	-1.38%
Conservative Balanced Custom Blended Index**	-18.23%	1.24%	2.15%
Lipper Variable Insurance Products (VIP) Mixed-Asset Target Allocation Growth Funds Average***	-29.60%	-0.56%	0.87%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Blended Index consists of the S&P 500 Index (50%), the Barclays Capital Aggregate Bond Index (40%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and 3-Month T-Bill Index (10%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Diversified Bond Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
4.07% (1st quarter of 2001)	-2.54% (2nd quarter of 2004)

Average Annual Returns (as of 12/31/08)
	1 Year	5 Years	10 Years
Class I Shares	-3.46%	3.16%	4.59%
Barclays Capital U.S. Aggregate Bond Index*	5.24%	4.65%	5.63%
Lipper Variable Insurance Products (VIP) Intermediate Investment Grade Debt Funds Average**	-3.00%	2.69%	4.14%

*The Barclays Capital U.S. Aggregate Bond Index is comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Equity Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
16.81% (2nd quarter of 2003)	-22.64% (4th quarter of 2008)

Average Annual Returns (as of 12/31/08)
	1 Year	5 Years	10 Years	Since Inception*
Class I Shares	-38.16%	-1.39%	0.16%	N/A
Class II Shares	-38.41%	-1.77%	N/A	-1.81%
S&P 500 Index**	-36.99%	-2.19%	-1.38%	-2.31%
Russell 1000 Index***	-37.60%	-2.04%	-1.09%	-1.96%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	-38.76%	-2.91%	-1.62%	-2.42%

*Portfolio (Class II) inception: 5/4/99.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

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Flexible Managed Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
12.31% (2nd quarter of 2003)	-12.79% (4th quarter of 2008)

Average Annual Returns (as of 12/31/08)
	1 Year	5 Years	10 Years
Class I Shares	-24.82%	0.68%	1.13%
S&P 500 Index*	-36.99%	-2.19%	-1.38%
Blended Index**	-22.20%	0.63%	1.56%
Lipper Variable Insurance Products (VIP) Mixed-Asset Target Allocation Growth Funds Average***	-29.60%	-0.56%	0.87%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Blended Index consists of the S&P 500 Index (60%), the Barclays Capital U.S. Aggregate Bond Index (35%) and the 3-Month T-Bill Index (5%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Global Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
31.05% (4th quarter of 1999)	-22.39% (4th quarter of 2008)

Average Annual Returns (as of 12/31/08)
	1 Year	5 Years	10 Years
Class I Shares	-42.92%	-0.82%	-0.32%
MSCI World Index (GD)*	-40.33%	0.00%	-0.19%
Lipper Variable Insurance Products (VIP) Global Growth Funds Average**	-43.56%	-0.88%	1.67%

*The Morgan Stanley Capital International World Index is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S., Europe, Canada, Australasia and the Far East. The Portfolio utilizes the MSCI World Index (GD) (gross dividends) version of the MSCI World Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Government Income Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
6.29% (3rd quarter of 2002)	-2.34% (2nd quarter of 2004)

Average Annual Returns (as of 12/31/08)
	1 Year	5 Years	10 Years
Class I Shares	4.30%	3.87%	5.11%
Barclays Capital Government Bond Index*	12.39%	6.06%	6.16%
Lipper Variable Insurance Products (VIP) General U.S. Government Funds Average**	3.86%	4.24%	5.04%

*The Barclays Capital Government Bond Index is a weighted index comprised of securities issued or backed by the U.S. Government, its agencies and instrumentalities with a remaining maturity of one to 30 years. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Stock Index Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
15.33% (2nd quarter of 2003)	-21.81% (4th quarter of 2008)

Average Annual Returns (as of 12/31/08)
	1 Year	5 Years	10 Years
Class I shares	-36.94%	-2.43%	-1.61%
S&P 500 Index*	-36.99%	-2.19%	-1.38%
Lipper Variable Insurance Products (VIP) S&P 500 Objective Funds Average**	-37.20%	-2.54%	-1.73%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Fees and Expenses of the Portfolios

Class I shares. Investors incur certain fees and expenses in connection with an investment in the Fund's Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The fees and expenses shown below are based on the fees and expenses incurred in the year ended December 31, 2008 (except as explained in the footnotes) and are expressed as a percentage of the average daily net assets of each Portfolio.

The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

Class I Shares: Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
	Shareholder Fees (fees paid directly from your investment)	Management Fees[4]	Distribution (12b-1) Fees	Other Expenses	Acquired Portfolio Fees and Expenses[1]	Total Annual Portfolio Operating Expenses[2]
Conservative Balanced Portfolio	None	0.55%	None	0.04%	-	0.59%
Diversified Bond Portfolio	None	0.40	None	0.05	-	0.45
Equity Portfolio	None	0.45	None	0.03	-	0.48
Flexible Managed Portfolio	None	0.60	None	0.04	-	0.64
Global Portfolio	None	0.75	None	0.09	-	0.84
Government Income Portfolio	None	0.40	None	0.13	-	0.53
Stock Index Portfolio	None	0.35 [3]	None	0.02	-	0.37

1 Some of the Portfolios invest in other investment companies (the Acquired Portfolios). For example, some Portfolios invest in other funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2008.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

2 Prudential Investments LLC has voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as an annual percentage of average daily net assets) for certain Portfolios of the Fund. These arrangements, which are set forth as follows for Class I shares, may be discontinued or otherwise modified at any time. Government Income Portfolio: 0.75%; Stock Index Portfolio: 0.75%.

3 The Portfolio's contractual management fee rate is as follows: 0.35% for average net assets up to $4 billion, and 0.30% for average net assets in excess of $4 billion.

4 The management fee rate shown in the "management fees" column represents the actual fee rate paid by the indicated Portfolio for the fiscal year ended December 31, 2008, except that the fee rate shown does not reflect the impact of any voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.

Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolio's total operating expenses remain the same (including the indirect expenses of any acquired portfolios in which the Portfolio invests), and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example: Class I Shares
	1 Year	3 Years	5 Years	10 Years
Conservative Balanced Portfolio	$60	$189	$329	$738
Diversified Bond Portfolio	46	144	252	567
Equity Portfolio	49	154	269	604
Flexible Managed Portfolio	65	205	357	798
Global Portfolio	86	268	466	1,037

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Government Income Portfolio	54	170	296	665
Stock Index Portfolio	38	119	208	468

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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives & Policies

Each Portfolio's investment objective and policies are described on the following pages. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.

The assets of certain Portfolios are managed by more than one subadviser under a multi-manager structure. Pursuant to the multi-manager structure, the overall investment manager, Prudential Investments LLC (PI), determines and allocates a portion of each multi-manager Portfolio's assets to each of the subadvisers to that Portfolio. The allocations will be reviewed by PI periodically and may be altered or adjusted by PI without prior notice. Such adjustments will be reflected in the annual update to the prospectus.

Although each subadviser of a given multi-manager Portfolio may follow, under normal circumstances, a similar policy of investing (for example, at least 80% mid-capitalization companies), each subadviser expects to utilize different investment strategies to achieve the Portfolio's objective. The current asset allocations and principal investment strategies for each subadviser are summarized below.

Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Conservative Balanced Portfolio
The investment objective of this Portfolio is to seek a total investment return consistent with a conservatively managed diversified portfolio. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

We invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets.

Under normal conditions, we will invest within the ranges shown below:

Conservative Balanced Portfolio: Investment Ranges
Asset Type	Minimum	Normal	Maximum
Stocks	15%	50%	75%
Debt obligations and money market securities	25%	50%	85%

The equity portion of the Portfolio is generally managed as an index fund, designed to perform similarly to the holdings of the Standard & Poor's 500 Composite Stock Price Index. For more information about the index and index investing, see the investment summary for Stock Index Portfolio included in this prospectus.

Debt securities are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated "investment grade." This means major rating services, like Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), have rated the securities within one of their four highest rating categories. The Portfolio also invests in high quality money market instruments. The Portfolio may invest without limitation in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is Treasury Inflation Protected Securities and obligations of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations.

The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt. The Portfolio may also invest in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or "junk bonds" are riskier than investment grade securities

25

and are considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The Portfolio may invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. Up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside the U.S. by foreign or U.S. issuers, provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans or assignments.

The Portfolio's investment in debt securities may include investments in mortgage-related securities and asset-backed securities. Up to 5% of the Portfolio's assets may also be invested in collateralized debt obligations (CDOs) and other credit-related asset-backed securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies--including derivatives--to try and improve the Portfolio's returns, to protect is assets or for short-term cash management.

  Purchase and sell options on equity securities, debt securities, stock indexes and foreign currencies.

  Purchase and sell exchange-traded funds (ETFs).

  Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

  Forward foreign currency exchange contracts.

  Purchase securities on a when-issued or delayed-delivery basis.

  Short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

  Swap agreements, including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps.

  Credit-linked securities, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio's assets may be invested in credit-linked securities.

  Repurchase Agreements. The Portfolio may participate with certain other Portfolios of the Fund and other affiliated funds in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

  Reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

  Illiquid securities

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's total assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when markets are unstable.

The equity portion of the Portfolio is managed by Quantitative Management Associates LLC, and the fixed income and money market portions of the Portfolio are managed by Prudential Investment Management, Inc.

Diversified Bond Portfolio

The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets in intermediate and long-term debt obligations that are rated investment grade and high quality money market instruments. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

In general, the value of debt obligations moves in the opposite direction as interest rates — if a bond is purchased and then interest rates go up, newer bonds will be worth more relative to existing bonds because they will have a higher rate of interest. We will adjust the mix of the Portfolio's short-term, intermediate-term and long-term debt obligations in an attempt to benefit from price appreciation when interest rates go down and to incur smaller declines when interest rates go up.

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Investment grade debt securities are those that major rating services, like Standard & Poor's Ratings Group (S&P) or Moody's Investor Service, Inc. (Moody's), have rated within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 20% of the Portfolio's investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. Debt obligations are basically written promises to repay a debt. The terms of repayment vary among the different types of debt obligations, as do the commitments of other parties to honor the obligations of the issuer of the security. The types of debt obligations in which we can invest include U.S. Government securities, mortgage-related securities, asset-backed securities, and corporate bonds.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may invest up to 20% of the Portfolio's total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

The Portfolio may also invest in convertible debt warrants and convertible and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio's total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio's assets may be invested in CDOs.

  Alternative investment strategies--including derivatives--to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on debt securities and financial indexes; purchase and sell interest rate swap futures contracts and options on those contracts.

  Forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

  Short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

  Swap agreements including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps.

  Credit-linked securities, which may be linked to one or more underlying credit default swaps.

  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

  Illiquid securities

Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

Equity Portfolio
The investment objective of this Portfolio is long term growth of capital. While we make every effort to achieve our objective, we

27

can't guarantee success, and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio's investable assets in common stock of major established companies as well as smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio considers major established companies to be those companies with market capitalizations within the market capitalization range of the Russell 1000® Index (measured as of the time of purchase). As of January 31, 2009, the Russell 1000® Index had an average market capitalization of $72.9 billion and the largest market capitalization was $421.8 billion.

Up to 20% of the Portfolio's investable assets may be invested in short-, intermediate- or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as "junk bonds."

The Portfolio invests in stocks that may be undervalued given the company's earnings, assets, cash flow and dividends, and also invests in companies experiencing some or all of the following: a price/earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength. Although the allocation between growth and value will vary over time, it is expected to be approximately 50/50 over a full market cycle.

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies--including derivatives--to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

  Forward foreign currency exchange contracts.

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales against-the-box.

  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities of Real Estate Investment Trusts (REITs).

  Illiquid securities

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

Flexible Managed Portfolio

The investment objective of this Portfolio is to seek a total return consistent with an aggressively managed diversified portfolio. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets.

We invest in equity, debt and money market securities— in order to achieve diversification in a single Portfolio. We seek to maintain a more aggressive mix of investments than the Conservative Balanced Portfolio. This Portfolio may be appropriate for an investor looking for diversification who is willing to accept a higher level of volatility than the conservative fund in effort to achieve greater

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appreciation.

Generally, we will invest within the ranges set out below:

Flexible Managed Portfolio: Asset Allocation
Asset Type	Minimum	Normal	Maximum
Stocks	25%	60%	100%
Fixed income securities	0%	40%	75%

The equity portion of the Fund is generally managed under an "enhanced index style." Under this style, the portfolio managers use a quantitative approach in seeking to outperform the Standard & Poor's 500 Composite Stock Price Index and to limit the possibility of significantly underperforming that index.

The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. We will invest in companies that, in our judgment, will provide either attractive returns relative to their peers, or are desirable to hold in the Portfolio to manage risk.

The Portfolio may invest without limitation in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is Treasury Inflation Protected Securities and obligations of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

The Portfolio also may invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or "junk bonds" are riskier than investment grade securities and are considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The fixed income portion of the Portfolio may also include loans and assignments in the form of loan participations, mortgage-related securities and other asset-backed securities.

The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside of the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Real Estate Investment Trusts (REITs).

  Collateralized debt obligations (CDOs) and other credit-related asset-backed securities (up to 5% of the Portfolio's assets may be invested in these instruments).

  Alternative investment strategies--including derivatives--to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, debt securities, stock indexes, and foreign currencies.

  Purchase and sell exchange-traded fund shares (ETFs).

  Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

  Forward foreign currency exchange contracts.

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

  Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in swap options.

  Credit-linked securities, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio's assets may be invested in credit-linked securities.

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  Repurchase agreements. The Portfolio may partcipate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

  Illiquid securities

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when markets are unstable.

The stock portion of the Portfolio is managed by Quantitative Management Associates LLC (QMA), and the fixed income portion of the Portfolio is managed by Prudential Investment Management, Inc (PIM).

Global Portfolio
The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a "growth" approach or a "value" approach in selecting either foreign or U.S. common stocks.

The approximate asset allocation as of February 27, 2009, area of geographic focus, and primary investment style for each subadviser are set forth below:

Global Portfolio: Subadviser Allocations
Subadviser	Approximate Asset Allocation	Primary Geographic Focus & Asset Class	Investment Style
William Blair	25.3%	Foreign Equity	Growth-oriented
LSV	23.4%	Foreign Equity	Value-oriented
Marsico	26.9%	U.S. Equity	Growth-oriented
T. Rowe Price	23.8%	U.S. Equity	Value-oriented

William Blair uses fundamental research to identify foreign companies with market capitalizations over $100 million that have above-average prospective growth, evidence of sustainability of future growth, above-average profitability and reinvestment of internal capital, and conservative capital structure.

LSV employs a proprietary model and other quantitative methods in an attempt to pick undervalued stocks with high near-term appreciation potential. Cash flow-to-price ratios, book-to-market ratios and certain past performance measures are some of the important variables reviewed by LSV in its investment process.

In selecting investments for the Portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection. The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed. Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large.

In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection. Marsico may reduce or sell investments in portfolio securities if, in the opinion of Marsico, a security's fundamentals change substantially, its price

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appreciates excessively in relation to fundamental prospects, the company appears unlikely to realize its growth potential or current income potential, more attractive investment opportunities appear elsewhere, or for other reasons.

T. Rowe Price invests primarily in common stocks of large companies that appear to be undervalued, and in securities that are expected to produce dividend income. T. Rowe Price typically employs a "value" approach in selecting investments. T. Rowe Price's in-house research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. The actual allocation to each subadviser may vary from the target allocation listed above. In selecting investments, T. Rowe Price generally looks for one or more of the following: low price/earnings, price/book value, price/sales, or price/cash flow ratios relative to the S&P 500, the company's peers, or its own historic norm; low stock price relative to a company's underlying asset values; companies that may benefit from restructuring activity; and/or a sound balance sheet and other positive financial characteristics. The Portfolio may change the target allocations.

This Portfolio is intended to provide investors with the opportunity to invest in companies located throughout the world. As set forth above, the Portfolio invests approximately 50% of its assets in the equity and equity-related securities of foreign companies and approximately 50% of its assets in the equity and equity-related securities of U.S. companies. Generally, the Portfolio invests in at least three countries, including the U.S., but may invest up to 35% of its assets in companies located in any one country. The 35% limitation does not apply to U.S investments. The Portfolio may invest in emerging markets securities. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in the U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies--including derivatives--to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.

  Forward foreign currency exchange contracts.

  Purchase securities on a when-issued or delayed delivery basis.

  Equity swaps. The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

  Short sales against-the-box.

  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

  Illiquid securities

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable. The Portfolio's cash reserve position may consists of U.S. dollar currencies.

The Portfolio is managed by William Blair & Company LLC, LSV Asset Management, Marsico Capital Management LLC, T. Rowe Price Associates, Inc., Quantitative Management Associates LLC (QMA), Prudential Investment Management, Inc. (PIM), and Jennison Associates LLC (Jennison).

In addition to the subadvisers listed above, each of Quantitative Management Associates LLC (QMA) Jennison Associates LLC (Jennison) and Prudential Investment Management, Inc. (PIM) may provide "Management Services" and/or "Advice Services" to the Portfolio. Management Services includes discretionary investment management authority for all or a portion of the Portfolio's assets. Advice Services includes investment advice, asset allocation advice and research services other than day-to-day management of the Portfolio.

Although QMA, Jennison and PIM have been appointed to serve as subadvisers to the Portfolio, QMA presently provides only Advice Services to the Portfolio. PI has no current plans or intention to utilize QMA to provide Management Services to the Portfolio. PI has no current intention to utilize Jennison or PIM to provide any Management Services or Advice Services to the Portfolio.

Depending on future circumstances and other factors, however, PI, in its discretion, and subject to further approval by the Board, may in the future elect to utilize QMA, Jennison or PIM to provide Management Services and/or Advice Services to the Portfolio, as applicable.

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Government Income Portfolio
The investment objective of this Portfolio is a high level of income over the longer term consistent with the preservation of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

Normally, we invest at least 80% of the Portfolio's investable assets in U.S. Government securities, which include Treasury securities, obligations issued or guaranteed by U.S. Government agencies and instrumentalities and mortgage-related securities issued by U.S. Government instrumentalities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

U.S. Government securities are considered among the most creditworthy of debt securities. Because they are generally considered less risky, their yields tend to be lower than the yields from corporate debt. Like all debt securities, the values of U.S. Government securities will change as interest rates change.

The Portfolio may normally invest up to 20% of its investable assets in (i) money market instruments, (ii) asset-backed securities rated at least single A by Moody's or S&P (or if unrated, of comparable quality in our judgment) and (iii) subject to a limit of 10% of its investable assets and a rating of at least single A by Moody's or S&P (or if unrated, of comparable quality in our judgment), foreign securities (including securities issued by foreign governments, supranational organizations or non-governmental foreign issuers such as banks or corporations) denominated in U.S. dollars or in foreign currencies which may or may not be hedged to the U.S. dollar. The Portfolio may invest up to 15% of its net assets in zero coupon bonds.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies--including derivatives--to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on debt securities and financial indexes.

  Purchase and sell domestic and foreign interest rate and interest rate swap futures contracts and options on these futures contracts; and purchase securities on a when issued or delayed delivery basis.

  Short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

  Swap agreements, including interest rate, credit-default, total return and index swaps. The Portfolio may also invest in options on swaps.

  Forward foreign currency exchange contracts and foreign currency futures contracts.

  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  We may also invest in reverse repurchase agreements and dollar rolls. The Portfolio may invest up to 30% of its assets in these instruments.

  Illiquid securities

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in money market securities limits our ability to achieve capital appreciation, but can help to preserve the Portfolio's assets when the markets are unstable. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

Although it is not one of the Portfolio's principal strategies, the Portfolio has historically frequently traded its portfolio securities. For the fiscal years ended December 31, 2008, 2007 and 2006, the Portfolio's turnover rates were 2,707%, 2,377% and 734%, respectively. Future portfolio turnover could be higher or lower. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Portfolio's performance.

The Portfolio is managed by Prudential Investment Management, Inc. (PIM).

High Yield Bond Portfolio

The investment objective of this Portfolio is a high total return. While we make every effort to achieve our objective, we can't guarantee success and, it is possible that you could lose money.

We invest primarily in high-yield/high risk debt investments, which are often referred to as high-yield bonds or "junk bonds." High-

32

yield bonds and junk bonds are riskier than higher rated bonds. Normally, we will invest at least 80% of the Portfolio's investable assets in medium to lower rated debt investments. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Lower rated and comparable unrated investments tend to offer better yields than higher rated investments with the same maturities because the issuer's financial condition may not have been as strong as that of higher rated issuers. Changes in the perception of the creditworthiness of the issuers of lower rated investments tend to occur more frequently and in a more pronounced manner than for issuers of higher rated investments.

The Portfolio may invest up to 20% of its total assets in U.S. dollar denominated debt securities issued outside the U.S. by foreign and U.S. issuers.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Common stock, debt securities, convertible debt and preferred stock.

  Loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

  Asset-backed securities.

  Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio's assets may be invested in CDOs.

  Alternative investment strategies--including derivatives--to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on debt securities.

  Purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts.

  Purchase securities on a when-issued or delayed delivery basis.

  PIK bonds.

  Short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

  Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps.

  Credit-linked securities, which may be linked to one or more underlying credit default swaps.

  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  We may also invest in reverse repurchase agreements and dollar rolls. The Portfolio may invest up to 30% of its assets in these instruments.

  Illiquid securities

Under normal circumstances, the Portfolio may invest in money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc. (PIM).

Jennison Portfolio
The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We normally invest at least 65% of the Portfolio's total assets in equity and equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects.

We select stocks on a company-by-company basis using fundamental analysis and look for companies with some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. Often the companies we choose have a defendable competitive position, enduring business franchise, differentiated product or service and/or proven management team.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities . These securities may be rated as low as Baa by Moody's or BBB by S&P (or if unrated, of comparable quality in our judgment).

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The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio's assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies--including derivatives--to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.

  Forward foreign currency exchange contracts.

  Purchase securities on a when-issued or delayed delivery basis.

  Equity swap agreements.

  Short sales against-the-box.

  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

  Illiquid securities

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

Money Market Portfolio The investment objective of this Portfolio is to seek the maximum current income that is consistent with stability of capital and maintenance of liquidity. While we make every effort to achieve our objective, we can't guarantee success.

We invest in a diversified portfolio of short-term debt obligations of the U.S. Government, its agencies and instrumentalities, as well as commercial paper, asset backed securities, funding agreements, certificates of deposit, floating and variable rate demand notes, notes and other obligations issued by banks, corporations and other companies (including trust structures), and obligations issued by foreign banks, companies or foreign governments.

The net asset value for the Portfolio will ordinarily remain at $10 per share because dividends are declared and reinvested daily. The price of each share remains the same, but when dividends are declared, the value of your investment grows. We make investments that meet the requirements of specific rules for money market mutual funds, such as Investment Company Act of 1940 (Investment Company Act) Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present "minimal credit risk" and are of "eligible quality." "Eligible quality" for this purpose means a security is: (1) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (2) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations.

An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

Certificates of deposit, time deposits and bankers' acceptances are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or matures. This means that longer term securities can be purchased because of our expectation that we can

34

demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the rulesapplicable to money market mutual funds.

The Portfolio may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rulesgoverning money market mutual funds.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio's returns, to protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Purchase securities on a when-issued or delayed delivery basis.

  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Reverse repurchase agreements (the Portfolio may invest up to 10% of its net assets in these instruments).

  Illiquid securities

The Portfolio is managed by Prudential Investment Management, Inc (PIM).

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to preserve the value of an investment at $10 per share, it is possible to lose money by investing in the Portfolio.

Value Portfolio The investment objective of this Portfolio is to seek capital appreciation. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We will normally invest at least 65% of the Portfolio's total assets in equity and equity-related securities. Most of our investments will be securities of large capitalization companies. The Fund defines large capitalization companies as those companies with market capitalizations, measured at the time of purchase, to be within the market capitalization of the Russell 1000® Value Index. As of January 31, 2009, the Russell 1000® Value Index had an average market capitalization of $87.9 billion, and the largest company by market capitalization was $421.8 billion. When deciding which stocks to buy, we rely on proprietary fundamental research. We seek to invest in companies that are undervalued in the market, which means their stocks are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We also buy equity-related securities - like bonds, corporate notes and preferred stock - that can be converted into a company's common stock, the cash value of common stock or some other equity security.

The following four factors generally will lead the value team to eliminate a holding or reduce the weight of the position in the portfolios: (1) our investment thesis is invalidated by subsequent events; (2) the balance between the team's estimate of a stock's upside and downside becomes neutral or unfavorable (stated differently, the stock's valuation is realized or exceeded); (3) a company trades below our downside price target; or (4) a more attractive portfolio candidate emerges.

Up to 35% of the Portfolio's total assets may be invested in debt obligations and non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody's or S&P. We may also invest in obligations rated as low as CC by Moody's or Ca by S&P. These securities are considered speculative and are often referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

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The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies— including derivatives — to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Swap agreements, including interest rate and equity swaps.

  Purchase and sell options on equity securities.

  Purchase and sell exchange traded funds, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

  Forward foreign currency exchange contracts.

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales and short sales against-the-box.

  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

  Illiquid securities

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS

Additional Investments & Strategies

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also "Swaps" defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also "Credit Default Swaps" defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also "Swaps" defined below.

Event-Linked Bonds— Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also

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be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Illiquid Securities — An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Portfolio's net asset value. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. Each Portfolio may purchase certain restricted securities that can be resold to institutional investors and which may be determined to be liquid pursuant to the procedures of the Portfolios. Those securities are not subject to the 15% and 10% limits. The 15% and 10% limits are applied as of the date the Portfolio purchases an illiquid security. It is possible that a Portfolio's holding of illiquid securities could exceed the 15% limit (10% for the Money Market Portfolio), for example as a result of market developments or redemptions.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. See also "Swaps" defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities— Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. The Portfolios may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies and mortgage-backed securities issued by government sponsored enterprises such as the Federal National Mortgage Association (Fannie Maes), the Government National Mortgage Association (Ginnie Maes) and debt securities issued by the Federal Home Loan Mortgage Company (Freddie Macs) that

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are not backed by the full faith and credit of the United States. The Portfolios may also invest in private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier." Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

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Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also "Options" defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment) of a floating interest rate. See also "Swaps" defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio's holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI.

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HOW THE FUND IS MANAGED

Board of Trustees

The Board of Trustees oversees the actions of the Investment Manager, the Subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

Investment Manager

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial,Inc., serves as the overall investment manager for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2008, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $79.1 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent trustees) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

A discussion regarding the basis for the Board's approval of the Fund's investment management and subadvisory agreements is available in the Fund's semi-annual report (for agreements approved during the six-month period ended June 30), and in the Fund's annual report (for agreements approved during the six-month period ended December 31).

Investment Management Fees

The following chart lists the total effective annualized investment management fees paid by each Portfolio of the Fund to PI during 2008:

Investment Management Fees Paid by the Portfolios
Portfolio	Total investment management fees as % of average net assets
Conservative Balanced Portfolio	0.55%
Diversified Bond Portfolio	0.40%
Equity Portfolio	0.45%
Flexible Managed Portfolio	0.60%
Global Portfolio	0.75%
Government Income Portfolio	0.40%
Stock Index Portfolio	0.35% [1]

1 The Portfolio's contractual management fee rate is as follows: 0.35% for average net assets up to $4 billion, and 0.30% for average net assets in excess of $4 billion.

Investment Subadvisers

Each Portfolio of the Fund has one more more investment subadvisers providing the day-to-day investment management of the Portfolio. PI pays each investment subadviser out of the fee that PI receives from the Fund. The investment subadvisers for each Portfolio of the Fund are listed below:

Investment Subadvisers
Portfolio	Investment Subadviser
Conservative Balanced Portfolio	Prudential Investment Management, Inc. (PIM)
Quantitative Management Associates LLC (QMA)
Diversified Bond Portfolio	PIM
Equity Portfolio	Jennison
Flexible Managed Portfolio	QMA

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PIM
Global Portfolio	William Blair & Company LLC
LSV Asset Management
Marsico Capital Management, LLC
T. Rowe Price Associates
QMA
Government Income Portfolio	PIM
Stock Index Portfolio	QMA

Descriptions of each Subadviser are set out below:

Jennison Associates LLC (Jennison) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2008 Jennison managed in excess of $62 billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. (PIM) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2008 PIM had approximately $395 billion in assets under management. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Quantitative Management Associates LLC (QMA) is a wholly owned subsidiary of Prudential Investment Management, Inc. (PIM). As of December 31, 2008, QMA managed approximately $53.5 billion in assets, including approximately $15.4 billion that QMA, as a balanced manager, allocated to investment vehicles advised by affiliated and unaffiliated managers. QMA's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

LSV Asset Management (LSV) was formed in 1994. LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of December 31, 2008, LSV had approximately $40 billion in assets under management. LSV's address is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Marsico Capital Management, LLC (MCM) was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. MCM provides investment services to mutual funds and private accounts and, as of December 31, 2008, had approximately $56 billion under management. Thomas F. Marsico is the founder, Chief Executive Officer and Chief Investment Officer of MCM. MCM's address is 1200 17th Street, Suite 1600, Denver, CO 80202.

T. Rowe Price Associates, Inc. (T. Rowe Price) and its affiliates managed approximately $276.3 billion in assets as of December 31, 2008. T. Rowe Price's address is 100 East Pratt Street, Baltimore, Maryland 21202.

William Blair & Company LLC (William Blair). Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital. As of December 31, 2008, William Blair managed approximately $26 billion in assets. William Blair's address is 222 West Adams Street, Chicago, Illinois 60606.

Portfolio Managers

Information about the portfolio managers responsible for the day-to-day management of the Fund's Portfolios is set forth below.

In addition to the information set forth below, the Fund's SAI provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager's ownership of shares of the Fund's Portfolios.

Conservative Balanced Portfolio and Flexible Managed Portfolio

Equity Segments

QMA typically follows a team approach in the management of its portfolios. John Moschberger, Ed Keon and Joel Kallman are the members of QMA's portfolio management team primarily responsible for the day-to-day management of the equity portion and asset allocation of the Conservative Balanced Portfolio.

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John W. Moschberger, CFA, is a Managing Director for Quantitative Management Associates (QMA). He manages the Dryden Stock Index Fund and its corresponding variable life and annuity portfolio, the Prudential Series Fund-Stock Index Portfolio. John manages both retail and institutional account portfolios benchmarked against the numerous domestic and international indices. He is also responsible for trading foreign and domestic equities, foreign exchange and derivative instruments. John previously worked as a Research Analyst with Prudential Equity Management Associates. John earned a BS in Finance from the University of Delaware and an MBA from Fairleigh Dickinson University and holds the Chartered Financial Analyst (CFA) designation. He has managed the Conservative Balanced Portfolio since 1998.

Edward F. Keon is a Managing Director and Portfolio Manager for Quantitative Management Associates (QMA), as well as a member of the asset allocation team and the investment committee. In addition to portfolio management, Ed contributes to investment strategy, research and portfolio construction. Ed has also served as Chief Investment Strategist and Director of Quantitative Research at Prudential Equity Group, LLC, where he was a member of the firm's investment policy committee and research recommendation committee. Ed's prior experience was as Senior Vice President at I/B/E/S International Inc. Ed is a member of the Board of Directors of the Chicago Quantitative Alliance and sits on the Membership Committee of the Institute of Quantitative Research in Finance (Q-Group). He holds a BS in industrial management from the University of Massachusetts/Lowell and an MS in Finance and Marketing from the Sloan School of Management at the Massachusetts Institute of Technology. He begun managing the Conservative Balanced Portfolio in 2009.

Joel M. Kallman, CFA, is an Investment Associate for Quantitative Management Associates (QMA). Joel is a portfolio manager and a member of the asset allocation team's investment committee. He also conducts economic and market valuation research. Joel has also held various positions within Prudential's fixed-income group, in areas such as high-yield credit analysis and performance reporting. He earned a BS and MBA in Finance from Rutgers University. He is also a member of the New York Society of Security Analysts and holds the Chartered Financial Analyst (CFA) designation. He begun managing the Conservative Balanced Portfolio in 2009.

Ed Keon, Joel Kallman and Stacie Mintz are primarily responsible for the day-to-day management of the equity portion and asset allocation of the Flexible Managed Portfolio. Mr. Keon and Mr. Kallman began managing the Flexible Managed Portfolio in 2009; their backgrounds are discussed above.

Stacie L. Mintz is a Principal and Portfolio Manager for Quantitative Management Associates (QMA) and a member of the investment committee. Within the quantitative core equity team, Stacie is primarily responsible for overseeing large-cap equity mandates. She also manages the asset allocation of several retail and institutional portfolios, including a portion of Prudential's pension plan. She earned a BA in Economics from Rutgers University and an MBA in Finance from New York University. Ms. Mintz has been managing the Flexible Managed Portfolio since 2006.

Fixed-Income Segments

Kay T. Willcox and Malcolm Dalrymple of the Fixed Income unit (Prudential Fixed Income Management; PFIM) of Prudential Investment Management, Inc. manage the fixed income segments of the Portfolios.

Kay T. Willcox is Managing Director and Senior Portfolio Manager of the Core Fixed Income Strategy at PFIM, including both intermediate and long-term portfolios. She has managed the fixed income portion of the Portfolios since 1999. Previously, Ms. Willcox was a mortgage-backed security portfolio manager for the US Liquidity Team. Ms. Willcox managed a segment of The Prudential Insurance Company of America's proprietary portfolio and mutual fund fixed income portfolios, and handled mortgage-backed security analysis and trading. She joined Prudential Financial in 1987. Ms. Willcox began her investment career in 1982 in the futures division of Shearson Lehman Brothers. Ms. Willcox received a BA in Mathematics from the University of Texas and an MBA in Finance from Columbia University.

Malcolm Dalrymple is Principal and portfolio manager for Prudential Fixed Income Management's Structured and Short Maturity Strategies. Mr. Dalrymple is also a corporate bond portfolio manager for the Investment Grade Corporate Team and is responsible for corporate security selection in Core Fixed Income portfolios. He has specialized in corporate bonds since 1990. From 1984 to 1990, Mr. Dalrymple was a money markets portfolio manager. He joined Prudential Financial in 1979, working in securities lending and as a bank analyst. Mr. Dalrymple received a BS in Finance from the University of Delaware and an MBA in Finance from Rutgers University. He has worked in investments since 1984.

Diversified Bond Portfolio

David Bessey, Kay Willcox, Robert Tipp and Steven Kellner of Prudential Fixed Income Management (PFIM) are primarily responsible for the day-to-day management of the Portfolio.

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David Bessey is Managing Director and Senior Portfolio Manager for Core Plus Fixed Income Strategies at PFIM. He is also Head of the Emerging Markets Team for PFIM. He has managed the Diversified Bond Portfolio since 2004. From 1994 to 1999, Mr. Bessey was a senior portfolio manager for emerging markets portfolios and U.S. investment grade assets. Previously, he developed asset allocation strategies for insurance portfolios and managed Prudential Financial's long-term funding book. Mr. Bessey's investment career began when he joined Prudential Financial in 1989. Mr. Bessey was a project manager on various engineering projects in the United States, Asia, and Latin America. Mr. Bessey received a BS in Geological Engineering from Cornell University and an MBA in Finance from the Sloan School at the Massachusetts Institute of Technology (MIT).

Kay Willcox is Managing Director and portfolio manager for Prudential Fixed Income Management's Core Fixed Income Strategy and other multi-sector fixed income strategies, including both intermediate and long duration portfolios. She is also back-up portfolio manager for the Core Plus Fixed Income Strategy. She has managed the Diversified Bond Portfolio since 2009. Previously, Ms. Willcox was a mortgage-backed securities portfolio manager for the US Liquidity Team. She has specialized in mortgage-backed securities since joining Prudential Financial in 1987. Earlier, Ms. Willcox managed a segment of The Prudential Insurance Company of America's proprietary portfolio. She also managed mutual fund fixed income portfolios and handled mortgage-backed security analysis and trading. She began her investment career in 1982 in the futures division of Shearson Lehman Brothers. Ms. Willcox received a BA in Mathematics from the University of Texas and an MBA in Finance from Columbia University.

Robert Tipp, CFA, is Managing Director and Chief Investment Strategist for Prudential Fixed Income Management, responsible for Investment Strategy and Macroeconomic Research. Mr. Tipp works closely with the broad market fixed income teams, which include the Enhanced Index, Core/Core Plus, Insurance, Liability-Driven Investing (LDI) strategies, and Global Strategies. He has managed the Diversified Bond Portfolio since 2003. Earlier, Mr. Tipp served as co-head of Prudential Financial's institutional fixed income business. Before joining Prudential Financial in 1991, he was a Director in the Portfolio Strategies Group at the First Boston Corporation, where he developed, marketed, and implemented strategic portfolio products for money managers. Prior to that, Mr. Tipp was a senior staff analyst at the Allstate Research Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a BS in Business Administration with highest honors and an MBA in Finance with honors from the University of California, Berkeley. Mr. Tipp holds the Chartered Financial Analyst (CFA) designation.

Steven A. Kellner, CFA, is Managing Director and Head of Corporate Bond Strategies at Prudential Fixed Income Management. He also is the senior portfolio manager for the Corporate Fixed Income Strategy and a portfolio manager for multi-sector strategies. He has managed the Diversified Bond Portfolio since 1999. Previously, Mr. Kellner managed US corporate bonds for Prudential Financial's proprietary fixed income portfolios. He initially joined Prudential Financial in 1986. After completing his MBA in Finance at The Wharton School of the University of Pennsylvania in 1987, Mr. Kellner rejoined the group as a municipal bond analyst. In addition to his MBA, Mr. Kellner received a BCE in Civil Engineering from Villanova University. He holds the Chartered Financial Analyst (CFA) designation.

Equity Portfolio

Spiros "Sig" Segalas, Blair A. Boyer and David A. Kiefer, CFA manage the Portfolio. Mr. Segalas and Mr. Kiefer generally have final authority over all aspects of the investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since February 2005.

Blair A. Boyer is a Managing Director of Jennison, which he joined in March 1993. In January 2003, Mr. Boyer joined the growth equity team, after co-managing international equity portfolios since joining Jennison. During his tenure as an international equity portfolio manager, he managed the Jennison International Growth Fund from its inception in March 2000. Mr. Boyer managed international equity portfolios at Arnhold & S. Bleichroeder, Inc. from 1989 to 1993. Prior to that, he was a research analyst and then a senior portfolio manager in the Verus Capital division at Bleichroeder. Mr. Boyer graduated from Bucknell University in 1983 with a B.A. in Economics. He received a M.B.A. in Finance from New York University in 1989. He has managed the Portfolio since January 2005.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding

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Associates, making loans to the utility and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since August 2000.

The portfolio managers are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Global Portfolio

W. George Greig and David Merjan are responsible for the day-to-day management of the portion of the Portfolio advised by William Blair. Mr. Greig, a principal of William Blair, has headed the firm's international investment management team since 1996. He serves as the Portfolio Manager for the William Blair International Growth Fund as well as leading the Portfolio Team on separately managed portfolios. Before joining William Blair, he headed international equities for PNC Bank in Philadelphia from 1995 to 1996 and previously served as Investment Director with London-based Framlington Group PLC as well as managing global and emerging markets funds there. He has over 29 years of experience in domestic and international investment research and portfolio management. Education: B.S., Massachusetts Institute of Technology; M.B.A., Wharton School of the University of Pennsylvania.

David Merjan, CFA joined William Blair's International Equity team in 1998. He serves as a co-portfolio manager for the International Core Growth strategy and portfolio manager for the ADR strategy. In addition to his portfolio management responsibilities, Mr. Merjan is responsible for coordinating non-US large-mid cap energy and mining research. Prior to joining William Blair, Mr. Merjan was with Hughes Electronics in Los Angeles in various capacities, including the Corporate Treasury department where he focused on international mergers and acquisitions and managed corporate currency and interest rate portfolios as well as in the pension management subsidiary of Hughes where he managed an international equity fund. Mr. Merjan received his BA degree from Dickinson College and an MIM degree from the American Graduate School of International Management. Mr. Merjan has received the Chartered Financial Analyst designation and is a member of the CFA Institute.

Josef Lakonishok, Menno Vermeulen and Puneet Mansharamani are responsible for the day-to-day management of the portion of the Global Portfolio advised by LSV since December 2005. Mr. Mansharamani joined the portfolio management team in January 2006. Josef Lakonishok has served as CEO, CIO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 30 years of investment and research experience.

Menno Vermeulen, CFA, has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 18 years of investment and research experience. Prior to joining LSV, Mr. Vermeulen served as a portfolio manager for ABP Investments.

Puneet Mansharamani, CFA, is a Partner and Portfolio Manager of LSV since January 2006. Mr. Mansharamani has previously served as a Quantitative Analyst of LSV since 2000. He has more than 11 years of investment experience. Prior to joining LSV, Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation.

Thomas F. Marsico has been the portfolio manager for the Marsico managed sleeve of the PSF Global Portfolio since December 2005. Mr. Marsico is the founder, Chief Executive Officer, and Chief Investment Officer of Marsico and has over 20 years of experience as a securities analyst and a portfolio manager.

Brian Rogers, David Giroux, and John Linehan are responsible for the day-to-day management of the portion of the Global Portfolio advised by T. Rowe Price. Brian Rogers is the Chief Investment Officer of T. Rowe Price Group, Inc. In addition he manages major institutional equity portfolios and serves as President of the Equity Income Fund. He serves on the Board of Directors of T. Rowe Price Group and is a member of the Management Committee. His other responsibilities include serving on the Equity, Fixed Income, International, and Asset Allocation committees. Prior to joining the firm in 1982, Brian was employed by Bankers Trust Company. He earned an A.B. from Harvard College and an M.B.A. from Harvard Business School. David Giroux is Vice President of T. Rowe Price Group, Inc. He is a Portfolio Manager in the U.S. Equity Division. David is a Vice President and Investment Advisory Committee member of the Value Fund, Capital Appreciation Fund, Growth Income Fund, and Equity Income Fund. Prior to joining the firm in 1998, he worked as a Commercial Credit Analyst with Hillsdale National Bank. David earned a B.A. in Finance and Political Economy with honors from Hillsdale College. He also earned the Chartered Financial Analyst accreditation.

John Linehan is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also a Portfolio Manager in the

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Equity Division. John is President of the Value Fund and Chairman of the fund's Investment Advisory Committee. He also co-manages several of the firm's separate account portfolios as a member of the Large-Cap Strategy Team and is the Lead Portfolio Manager for the SICAV U.S. Large-Cap Value Equity Fund. In addition, John is also a Vice President and member of the Investment Advisory Committee of the Equity Income Fund, New Era Fund and Global Stock Fund. In addition, he is a Vice President of the Capital Appreciation Fund. John joined the firm in 1998 and has nine years of previous investment experience at Bankers Trust and E.T. Petroleum. He earned a B.A. from Amherst College and an M.B.A. from Stanford University where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in Finance. He has also earned the Chartered Financial Analyst accreditation.

Edward F. Keon is a Managing Director and Portfolio Manager for Quantitative Management Associates (QMA), as well as a member of the asset allocation team and the investment committee. In addition to portfolio management, Ed contributes to investment strategy, research and portfolio construction. Ed has also served as Chief Investment Strategist and Director of Quantitative Research at Prudential Equity Group, LLC, where he was a member of the firm's investment policy committee and research recommendation committee. Ed's prior experience was as Senior Vice President at I/B/E/S International Inc. Ed is a member of the Board of Directors of the Chicago Quantitative Alliance and sits on the Membership Committee of the Institute of Quantitative Research in Finance (Q-Group). He holds a BS in industrial management from the University of Massachusetts/Lowell and an MS in Finance and Marketing from the Sloan School of Management at the Massachusetts Institute of Technology.

Marcus M. Perl is a Vice President and Portfolio Manager for Quantitative Management Associates (QMA) and a member of the asset allocation team and the investment committee. In addition to portfolio management, Marcus is responsible for research, strategic asset allocation and portfolio construction. Marcus was a Vice President and Portfolio Manager at Prudential Investments; earlier, he was a Vice President at FX Concepts Inc. Marcus holds an MA in Economics from the University of Southern California.

Joel M. Kallman, CFA, is an Investment Associate for Quantitative Management Associates (QMA). Joel is a portfolio manager and a member of the asset allocation team's investment committee. He also conducts economic and market valuation research. Joel has also held various positions within Prudential's fixed-income group, in areas such as high-yield credit analysis and performance reporting. He earned a BS and MBA in Finance from Rutgers University. He is also a member of the New York Society of Security Analysts and holds the Chartered Financial Analyst (CFA) designation.

Government Income Portfolio

Richard Piccirillo, Craig Dewling and Robert Tipp of Prudential Fixed Income Management (PFIM) are primarily responsible for the day-to-day management of the Portfolio.

Richard Piccirillo is Principal and portfolio manager for Prudential Fixed Income Management's Global Rates and Securitized Products Team. Mr. Piccirillo has specialized in mortgage-backed securities since joining Prudential Financial in 1993. Mr. Piccirillo also specializes in structured products and is a portfolio manager for a multi-sector fixed income account. Before joining Prudential Financial, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees Watts. Mr. Piccirillo started his career as an analyst at Smith Barney, assisting in overseeing the fixed income trading desks for the planning and analysis department. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University.

Craig Dewling is Managing Director and Head of the Global Rates and Securitized Products Team at Prudential Fixed Income Management. In this role, Mr. Dewling has portfolio management and trading oversight for US Treasuries and government agency securities, mortgage-backed securities, structured product securities, and interest rate derivative transactions, for all strategies, products, and distribution channels. He is also a senior portfolio manager for US Government, mortgage-backed securities, and insurance strategies, and is a sector portfolio manager for multi-sector fixed income portfolios. He has specialized in mortgage-backed securities since 1991. Earlier, he was a taxable bond generalist for Prudential's proprietary accounts, specializing in US Treasuries and agencies. Mr. Dewling joined Prudential Financial in 1987 in the Securities Systems Group. Mr. Dewling received a BS in Quantitative Business Analysis from The Pennsylvania State University and an MBA in Finance from Rutgers University.

Robert Tipp, CFA, is Managing Director and Chief Investment Strategist for Prudential Fixed Income Management, responsible for Investment Strategy and Macroeconomic Research. Mr. Tipp works closely with the broad market fixed income teams, which include the Enhanced Index, Core/Core Plus, Insurance, Liability-Driven Investing (LDI) strategies, and Global Strategies. He has managed the Government Income Portfolio since 2003. Earlier, Mr. Tipp served as co-head of Prudential Financial's institutional fixed income business. Before joining Prudential Financial in 1991, he was a Director in the Portfolio Strategies Group at the First Boston Corporation, where he developed, marketed, and implemented strategic portfolio products for money managers. Prior to that, Mr. Tipp was a senior staff analyst at the Allstate Research Planning Center, and managed fixed income and equity derivative strategies at

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Wells Fargo Investment Advisors. He received a BS in Business Administration with highest honors and an MBA in Finance with honors from the University of California, Berkeley. Mr. Tipp holds the Chartered Financial Analyst (CFA) designation.

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HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS

Purchasing Shares of the Portfolios

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios. Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% of the average daily net assets of Class II.

Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Frequent Purchases or Redemptions of Portfolio Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the "PI funds"). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.

Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.

The Boards of Trustees of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because the Fund does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies (together, the "contracts"). Therefore, the insurance companies purchasing Portfolio shares (the "participating insurance companies"), not the Fund, maintain the individual contract owner account records. Each participating insurance company submits to the Fund's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Fund and its transfer agent do not monitor trading by individual contract owners.

Under the Fund's policies and procedures, the Fund has notified each participating insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. The current participating insurance companies include Prudential and insurance companies not affiliated with Prudential. The Fund may add additional participating insurance companies in the future. The Fund receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Fund has entered shareholder information agreements with participating insurance companies as required by Rule 22c-2 under the Investment

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Company Act. Under these agreements, the participating insurance companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Fund to restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Fund as having engaged in transactions in Portfolio shares that violate the Fund's frequent trading policies and procedures. The Fund and its transfer agent also reserve the right to reject all or a portion of a purchase order from a participating insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

The Fund also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under "Net Asset Value," below.

The SP Asset Allocation Portfolios are structured as "fund-of-funds," which means that each Asset Allocation Portfolio invests primarily or exclusively in other Portfolios of the Fund and the Advanced Series Trust (AST) that are not operated as "funds-of-funds." The Portfolios in which the Asset Allocation Portfolios invest are referred to as Underlying Portfolios. The policies that have been implemented by the participating insurance companies to discourage frequent trading apply to transactions in Asset Allocation Portfolio shares. Transactions by the Asset Allocation Portfolios in Underlying Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Asset Allocation Portfolios may engage in significant transactions in Underlying Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, or (iii) respond to significant purchases or redemptions of Asset Allocation Portfolio shares. These transactions by the Asset Allocation Portfolios in Underlying Portfolio shares may be disruptive to the management of an Underlying Portfolio because such transactions may: (i) cause the Underlying Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the subadvisers for the Underlying Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.

Certain Portfolios and certain AST Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the participating insurance companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.

As an example of how these asset transfer programs might operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause participating insurance companies to transfer some or all of such contract owner's account value to certain fixed-income portfolios. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like fixed-income portfolios.

The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the participating insurance companies to prevent such trading, there is no guarantee that the Fund or the participating insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session

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(which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Trustees. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. As explained below, the Money Market Portfolio uses the amortized cost method of valuation, which is designed to permit the Money Market Fund to maintain a stable NAV of $10 per share. Although the price of each share is designed to remain the same, the Money Market Fund issues additional shares when dividends are declared.

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All short-term debt securitiesheld by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

50

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Valuation of Private Real Estate-Related Investments. Private real estate-related investments owned by the AST Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Trust that incorporate periodic independently appraised values of the properties and include an estimate each day of net operating income (which reflects operating income and operating losses) for each property. Estimates of net operating income are adjusted monthly on a going forward basis as actual net operating income is recognized monthly.

An appraisal is an estimate of market value and not a precise measure of realizable value. Generally, appraisals will consider the financial aspects of a property, market transactions and the relative yield for an asset measured against comparable real estate investments. On any day, Prudential Real Estate Investors (PREI), the AST Global Real Estate Portfolio's subadviser, may recommend to the AST Board's Valuation Committee an adjustment to the value of a private real estate-related investment based on market events or issuer-specific events that have increased or decreased the realizable value of the security. For example, adjustments may be recommended by PREI for events indicating an impairment of a borrower's or lessee's ability to pay amounts due or events which affect property values of the surrounding area. Other major market events for which adjustments may be recommended by PREI include changes in interest rates, domestic or foreign government actions or pronouncements, suspended trading or closings of stock exchanges, natural disasters or terrorist attacks. There can be no assurance that the factors for which an adjustment may be recommended by PREI will immediately come to the attention of PREI.

Appraised values do not necessarily represent the price at which real estate would sell since market prices of real estate can only be determined by negotiation between a willing buyer and seller. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the AST Global Real Estate Portfolio.

51

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777.

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I shares.

52

OTHER INFORMATION

Federal Income Taxes

Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are "passed through" pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.

Monitoring for Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the Fund's SAI and on the Fund's website.

Redemption in Kind

The Fund may pay the redemption price to shareholders of record (generally, the insurance company separate accounts holding Fund shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission (SEC) and procedures adopted by the Fund's Board of Trustees. Securities will be readily marketable and will be valued in the same manner as in a regular redemption.

If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.

Payments to Affiliates

PI and its affiliates, including a subadviser or the distributor of the Portfolios may compensate affiliates of PI, including the insurance companies issuing variable annuity or variable life contracts by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the variable annuity and/or variable life contracts which offer the Portfolios as investment options. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contracts, available options, and the Portfolios.

The amounts paid depend on the nature of the meetings, the number of meetings attended by PI, the subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of PI's, subadviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributor and the amounts of such payments may vary between and among each adviser, subadviser and distributor depending on their respective participation.

With respect to variable annuity contracts, the amounts paid under these arrangements to Prudential-affiliated insurers are set forth in the prospectuses for the variable annuity contracts which offer the Portfolios as investment options.

53

FINANCIAL HIGHLIGHTS

Introduction

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares and for Class II shares as applicable for the periods indicated.

The financial highlights were derived from the financial statements audited by KPMG LLP, the Fund's independent registered public accounting firm, whose reports on these financial statements were unqualified. The Fund's financial statements are included in the Fund's annual report to shareholders, which is available upon request.

54

	Conservative Balanced Portfolio
	Year Ended December 31,
	2008	2007(c)	2006	2005	2004
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.69	$16.21	$15.09	$15.10	$14.34

Income (Loss) From Investment Operations:
Net investment income	.50	.50	.48	.38	.34
Net realized and unrealized gain (loss) on investments	(3.98)	.49	1.06	.11	.78

Total from investment operations	(3.48)	.99	1.54	.49	1.12

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(.35)	(.28)
Distributions from net realized gains	—	—	—	(.15)	(.08)
Distributions	(.52)	(.51)	(.42)	—	—

Total dividends and distributions	(.52)	(.51)	(.42)	(.50)	(.36)

Net Asset Value, end of year	$12.69	$16.69	$16.21	$15.09	$15.10

Total Return(a)	(21.41)%	6.12%	10.44%	3.43%	8.04%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,957.5	$2,721.9	$2,770.6	$2,749.8	$2,893.6
Ratios to average net assets(b):
Expenses	.59%	.59%	.57%	.58%	.59%
Net investment income	3.12%	2.95%	2.97%	2.45%	2.27%
Portfolio turnover rate	336%	178%	114%	110%	153%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Calculated based upon average shares outstanding during the year.

	Diversified Bond Portfolio
	Year Ended December 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.90	$10.85	$10.96	$11.28	$11.17

Income (Loss) From Investment Operations:
Net investment income	.54	.58	.57	.55	.52
Net realized and unrealized gain (loss) on investments	(.90)	.02	(.05)	(.20)	.09

Total from investment operations	(.36)	.60	.52	.35	.61

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(.59)	(.50)
Distributions from net realized gains	—	—	—	(.08)	—
Distributions	(.65)	(.55)	(.63)	—	—

Total dividends and distributions	(.65)	(.55)	(.63)	(.67)	(.50)

Net Asset Value, end of year	$9.89	$10.90	$10.85	$10.96	$11.28

Total Return(a)	(3.46)%	5.71%	4.98%	3.28%	5.59%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,134.8	$1,218.3	$1,150.4	$1,230.6	$1,283.7
Ratios to average net assets(b):
Expenses	.44%	.44%	.45%	.45%	.45%
Net investment income	5.07%	5.39%	5.18%	4.81%	4.57%
Portfolio turnover rate	723%	476%	393%	278%	382%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

	Equity Portfolio
	Class I
	Year Ended December 31,
	2008(c)	2007	2006	2005	2004
Per Share Operating Performance:
Net Asset Value, beginning of year	$29.67	$27.45	$24.64	$22.31	$20.55

Income (Loss) From Investment Operations:
Net investment income	.29	.35	.30	.24	.28
Net realized and unrealized gain (loss) on investments	(10.52)	2.21	2.80	2.32	1.75

Total from investment operations	(10.23)	2.56	3.10	2.56	2.03

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(.23)	(.27)
Distributions	(3.04)	(.34)	(.29)	—	—

Total dividends and distributions	(3.04)	(.34)	(.29)	(.23)	(.27)

Net Asset Value, end of year	$16.40	$29.67	$27.45	$24.64	$22.31

Total Return(a)	(38.16)%	9.32%	12.57%	11.47%	9.93%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,521.0	$4,423.9	$4,402.7	$4,283.9	$4,135.7
Ratios to average net assets(b):
Expenses	.48%	.47%	.47%	.47%	.48%
Net investment income	1.21%	1.16%	1.10%	1.01%	1.29%
Portfolio turnover rate	67%	57%	60%	77%	50%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculation based on average shares outstanding during the year.

	Flexible Managed Portfolio
	Year Ended December 31,
	2008	2007	2006	2005(c)	2004
Per Share Operating Performance:
Net Asset Value, beginning of year	$18.30	$18.36	$16.92	$16.58	$15.19

Income (Loss) From Investment Operations:
Net investment income	.45	.50	.44	.32	.29
Net realized and unrealized gain (loss) on investments	(4.62)	.65	1.59	.34	1.32

Total from investment operations	(4.17)	1.15	2.03	.66	1.61

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(.32)	(.22)
Distributions	(1.79)	(1.21)	(.59)	—	—

Total dividends and distributions	(1.79)	(1.21)	(.59)	(.32)	(.22)

Net Asset Value, end of year	$12.34	$18.30	$18.36	$16.92	$16.58

Total Return(a)	(24.82)%	6.30%	12.17%	4.16%	10.74%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,621.6	$3,716.3	$3,723.6	$3,543.9	$3,883.5
Ratios to average net assets(b):
Expenses	.64%	.63%	.62%	.63%	.62%
Net investment income	2.85%	2.53%	2.48%	1.95%	1.83%
Portfolio turnover rate	321%	212%	153%	126%	150%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Calculated based upon average shares outstanding during the year.

	Global Portfolio
	Year Ended December 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance:
Net Asset Value, beginning of year	$24.62	$22.53	$18.96	$16.43	$15.14

Income (Loss) From Investment Operations:
Net investment income	.40	.36	.26	.13	.11
Net realized and unrealized gain (loss) on investments	(10.38)	2.00	3.44	2.50	1.33

Total from investment operations	(9.98)	2.36	3.70	2.63	1.44

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(.10)	(.15)
Distributions	(1.57)	(.27)	(.13)	—	—

Total dividends and distributions	(1.57)	(.27)	(.13)	(.10)	(.15)

Net Asset Value, end of year	$13.07	$24.62	$22.53	$18.96	$16.43

Total Return(a)	(42.92)%	10.48%	19.65%	16.06%	9.59%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$512.7	$985.0	$932.9	$814.1	$691.1
Ratios to average net assets(b):
Expenses	.84%	.81%	.84%	.82%	.84%
Net investment income	2.01%	1.43%	1.24%	.77%	.67%
Portfolio turnover rate	65%	48%	50%	155%	128%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Government Income Portfolio
	Year Ended December 31,
	2008		2007	2006	2005	2004
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.38		$11.26	$11.40	$11.65	$11.92

Income From Investment Operations:
Net investment income	.45		.53	.54	.49	.49
Net realized and unrealized gain (loss) on investments	.03		.10	(.13)	(.20)	(.13)

Total from investment operations	.48		.63	.41	.29	.36

Less Dividends and Distributions:
Dividends from net investment income	—		—	—	(.54)	(.44)
Distributions from net realized gains	—		—	—	—	(.19)
Distributions	(.46)		(.51)	(.55)	—	—

Total dividends and distributions	(.46)		(.51)	(.55)	(.54)	(.63)

Net Asset Value, end of year	$11.40		$11.38	$11.26	$11.40	$11.65

Total Return(a)	4.30%		5.70%	3.74%	2.51%	3.12%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$370.5		$340.3	$354.3	$378.2	$420.2
Ratios to average net assets(b):
Expenses	.52	%(c)	.52%	.50%	.47%	.47%
Net investment income	3.98	%(c)	4.62%	4.75%	4.16%	4.07%
Portfolio turnover rate	2707%		2377%	734%	507%	617%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Includes interest expense of 0.03%.

	Stock Index Portfolio
	Year Ended December 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance:
Net Asset Value, beginning of year	$36.84	$35.64	$31.41	$31.29	$29.29

Income (Loss) From Investment Operations:
Net investment income	.64	.68	.56	.48	.50
Net realized and unrealized gain (loss) on investments	(14.02)	1.14	4.31	.88	2.50

Total from investment operations	(13.38)	1.82	4.87	1.36	3.00

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(.47)	(.49)
Distributions from net realized gains	—	—	—	(.77)	(.51)
Distributions	(.70)	(.62)	(.64)	—	—

Total dividends and distributions	(.70)	(.62)	(.64)	(1.24)	(1.00)

Net Asset Value, end of year	$22.76	$36.84	$35.64	$31.41	$31.29

Total Return(a)	(36.94)%	5.10%	15.54%	4.54%	10.45%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,815.8	$3,122.4	$3,306.4	$3,212.7	$3,094.7
Ratios to average net assets(b):
Expenses	.37%	.37%	.37%	.38%	.38%
Net investment income	2.04%	1.73%	1.61%	1.52%	1.64%
Portfolio turnover rate	4%	3%	3%	7%	3%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund's website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund's filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Finally, information about the Fund is available on the EDGAR database on the Commission's internet site at www.sec.gov.

Investment Company File Act No. 811-03623

PSF Medley

The MEDLEY Program

April 27, 2009

STATEMENT OF ADDITIONAL INFORMATION

Group Variable Annuity Contracts issued through the MEDLEY Program are designed for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986, as amended, and with non-qualified annuity arrangements. Contributions made on behalf of Participants may be invested in The Prudential Variable Contract Account-10 (VCA 10), a separate account primarily invested in common stocks, in The Prudential Variable Contract Account-11 (VCA 11), a separate account invested in money market instruments, or in one or more of the seven Subaccounts of The Prudential Variable Contract Account-24 (VCA 24). Each Subaccount is invested in a corresponding Portfolio of The Prudential Series Fund.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, dated April 27, 2009, which is available without charge upon written request to The Prudential Insurance Company of America, c/o Prudential Retirement, 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789, or by telephoning 1-877-778–2100.

MEDLEY SAI 2007

Investment Management and Administration of VCA 10 VCA 11 and VCA 24

3	Investment Management and Administration of VCA 10 VCA 11 and VCA 24
3	Management & Advisory Arrangements
8	Fundamental Investment Restrictions Adopted by VCA 10 and VCA 11
9	Non-Fundamental Restrictions Adopted by VCA 10 and VCA 11
10	Investment Restrictions Imposed by State Law
11	Additional Information About Financial Futures Contracts
11	Additional Information About Options
15	Forward Foreign Currency Exchange Contracts
15	Interest Rate Swap Transactions
16	Loans of Portfolio Securities
16	Portfolio Turnover Rate
17	Portfolio Brokerage and Related Practices
18	Custody of Securities & Securities Lending Agent

19	The VCA 10 and VCA 11 Committees and Officers
19	Management of VCA 10 and VCA 11

25	Policies of VCA 10 and VCA 11
25	Proxy Voting and Recordkeeping
26	Disclosure of Portfolio Holdings

28	Information About Prudential
28	Directors and Senior Officers of the Prudential Insurance Company of America

31	Sale of Group Variable Annuity Contracts
31	Information About Contract Sales

32	Financial Statements
32	Financial Statements of VCA 10 and VCA 11
33	Financial Statements of VCA 24
34	Consolidated Financial Statements of The Prudential Insurance Company of America and Subsidiaries

Management & Advisory Arrangements

The Manager of VCA 10 and VCA 11 is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI serves as manager to all of the other investment companies that, together with VCA 10 and VCA 11, comprise the Prudential mutual funds. As of December 31, 2007, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $100 billion.

The assets of each Subaccount of VCA 24 are invested in a corresponding portfolio of The Prudential Series Fund (the Fund). The Prospectus and Statement of Additional Information of the Fund describes the investment management and administration of the Fund and its various portfolios.

PI is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc.

Pursuant to Management Agreements with VCA 10 and VCA 11 (the Management Agreements), PI, subject to the supervision of the VCA 10 Committee and the VCA 11 Committee (the VCA Committees) and in conformity with the stated policies of VCA 10 and VCA 11, manages both the investment operations of VCA 10 and VCA 11 and the composition of VCA 10's portfolio and VCA 11's portfolio, including the purchase, retention disposition and loan of securities and other assets. PI is obligated to keep certain books and records of VCA 10 and VCA 11 in connection therewith. PI has hired subadvisers to provide investment advisory services to VCA 10 and VCA 11. PI also administers VCA 10's and VCA 11's corporate affairs and, in connection therewith, furnishes both VCA 10 and VCA 11 with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank Trust Company, VCA 10's and VCA 11's custodian (the Custodian). The management services of PI to VCA 10 and VCA 11 are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

During the terms of these Agreements for VCA 10 and VCA 11, PI bears the following expenses:

(a) the salaries and expenses of all Committee members, officers, and employees of VCA 10 and VCA 11, and PI,

(b) all expenses incurred by PI in connection with managing the ordinary course of VCA 10's and VCA 11's business, other than those assumed by VCA 10 and VCA 11 herein,

(c) the costs and expenses payable to each Subadviser pursuant to Subadvisory Agreements,

(d) the registration of VCA 10 and VCA 11 and their shares of capital stock for the offer or sale under federal and state securities laws,

(e) the preparation, printing and distribution of prospectuses for VCA 10 and VCA 11, and advertising and sales literature referring to VCA 10 and VCA 11 for use and offering any security to the public,

(f) the preparation and distribution of reports and acts of VCA 10 and VCA 11 required by and under federal and state securities laws,

(g) the legal and auditing services that may be required by VCA 10 and VCA 11,

(h) the conduct of annual and special meetings of persons having voting rights, and

(i) the custodial and safekeeping services that may be required by VCA 10 and VCA 11.

VCA 10 and VCA 11 assume and will pay the expenses described below:

(a) brokers' commissions, issue or transfer taxes and other charges and fees directly attributable to VCA 10 and VCA 11 in connection with its securities and futures transactions,

(b) all taxes and corporate fees payable by VCA 10 and VCA 11 to federal, state or other governmental agencies,

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(c) the cost of fidelity, Committee members' and officers' and errors and omissions insurance,

(d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of VCA 10's and VCA 11's business, and

(e) any expenses assumed by VCA 10 and VCA 11 pursuant to a Distribution and Service Plan adopted in a manner that is consistent with Rule 12b-1 under the Investment Company Act of 1940 (the Investment Company Act).

VCA 10 and VCA 11 each pay a fee to PI for the services performed and the facilities furnished by PI computed daily and payable monthly, at the rate of 0.25% and 0.25%, respectively, of the average daily net assets of VCA 10 and VCA 11. The table below sets forth the amount of mangement fees paid by each of VCA 10 and VCA 11 to PI during the three most recent fiscal years. The Management Agreements provide that the Manager shall not be liable to VCA 10 or VCA 11 for any error of judgment by the Manager or for any loss sustained by VCA 10 or VCA 11 except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damage will be limited as provided in the Investment Company Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

The Management Agreements provide that they shall terminate automatically if assigned, as defined in the Investment Company Act, and that they may be terminated without penalty by either the Manager or VCA 10 or VCA 11 (by the Committee Members or vote of at majority of the outstanding voting securities of VCA 10 or VCA 11, as defined in the Investment Company Act) upon not more than 60 days' nor less than 30 days' written notice.

PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of VCA 10 or VCA 11. Fee waivers and subsidies will increase VCA 10's and VCA 11's total return. These voluntary waivers may be terminated at any time without notice.

PI has entered into Subadvisory Agreements with Jennison Associates LLC (Jennison) with respect to VCA 10, and Prudential Investment Management, Inc. (PIM), with respect to VCA 11. The Subadvisory Agreements provide that Jennison and PIM furnish investment advisory services in connection with the management of VCA 10 and VCA 11, respectively. In connection therewith, Jennison and PIM are obligated to keep certain books and records of VCA 10 and VCA 11. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises Jennison's and PIM's performance of those services. Pursuant to the Subadvisory Agreement with Jennison, PI compensates Jennison at the rate of 0.20% of VCA 10's average daily net assets. The table below sets forth the amount of subadvisory fees paid by PI to Jennison during the three most recent fiscal years. Pursuant to the Subadvisory Agreement with PIM, PI compensates PIM at the rate of 0.06% of VCA 11's average daily net assets. The table below sets forth the amount of subadvisory fees paid by PI to PIM during the three most recent fiscal years.

The Subadvisory Agreements provide that they will terminate in the event of assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreements. The Subadvisory Agreements may be terminated by VCA 10 or VCA 11, or by Jennison or PIM, upon not less than 30 days' nor more than 60 days' written notice. The Subadvisory Agreements provide that they will continue in effect for a period of more than two years only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

Prudential is responsible for the administrative and recordkeeping functions of VCA 10, VCA 11 and VCA 24 and pays the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participants' Accumulation Accounts, preparing and distributing confirmations, statements, and reports. The administrative and recordkeeping expenses borne by Prudential include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.

Management & Subadvisory Fees Paid
	2008	2007	2006
Management Fees Paid to PI: VCA 10	$526,651	$728,028	$729,038
Subadvisory Fees Paid to Jennison: VCA 10	$421,321	$582,422	$583,230

Management Fees Paid to PI: VCA 11	$138,104	$139,320	$149,710
Subadvisory Fees Paid to PIM: VCA 11	$33,145	$33,437	$35,930

VCA 10 and VCA 11 operate under a manager-of-managers structure. PI is authorized to select (with approval of each Committee's independent members) one or more subadvisers to handle the actual day-to-day investment management of VCA 10 and VCA 11. PI monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to

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whether each subadviser's agreement should be renewed, terminated or modified. It is possible that PI will continue to be satisfied with the performance record of the existing subadvisers and not recommend any additional subadvisers. PI is also responsible for allocating assets among the subadvisers if an Account has more that one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of the account's assets, and PI can change the allocations without Committee or shareholder approval. Participants will be notified of any new subadvisers or materially amended subadvisory agreements.

The manager-of-managers structure operates under an order issued by the Securities and Exchange Commission (SEC). The current order permits us to hire or amend subadvisory agreements, without participant approval, only with subadvisers that are not affiliated with Prudential Financial, Inc.

THE CURRENT ORDER IMPOSES THE FOLLOWING CONDITIONS:

1. PI will provide general management and administrative services to VCA 10 and VCA 11 including overall supervisory responsibility for the general management and investment of each Account's securities portfolio, and, subject to review and approval by each Committee, will (a) set each Account's overall investment strategies; (b) select subadvisers; (c) monitor and evaluate the performance of subadvisers; (d) allocate and, when appropriate, reallocate an Account's assets among its subadvisers in those cases where an Account has more than one subadviser; and (e) implement procedures reasonably designed to ensure that the subadvisers comply with each Account's investment objectives, policies, and restrictions.

2. Before an Account may rely on the order, the operation of the Account in the manner described in the Application will be approved by a majority of its outstanding voting securities, as defined in the Investment Company Act, or, in the case of a new Account whose public participants purchased units on the basis of a prospectus containing the disclosure contemplated by condition (4) below, by the sole shareholder before offering of units of such Account to the public.

3. VCA 10 and VCA 11 will furnish to participants all information about a new subadviser or subadvisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new subadviser or any proposed material change in an Account's subadvisory agreement. VCA 10 and VCA 11 will meet this condition providing participants with an information statement complying with the provisions of Regulation 14C under the Securities Exchange Act of 1934 (the Exchange Act), as amended, and Schedule 14C thereunder. With respect to a newly retained subadviser, or a change in a subadvisory agreement, this information statement will be provided to participants of the Account a maximum of ninety (90) days after the addition of the new subadviser or the implementation of any material change in a subadvisory agreement. The information statement will also meet the requirements of Schedule 14A under the Exchange Act.

4. VCA 10 and VCA 11 will disclose in its prospectus the existence, substance and effect of the order granted pursuant to the Application.

5. No Committee member or officer of an Account or director or officer of PI will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such Committee member, director of officer) any interest in any subadviser except for (a) ownership of interests in PI or any entity that controls, is controlled by or is under common control with PI, or (b) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicy-traded company that is either a subadviser or any entity that controls, is controlled by or is under common control with a subadviser.

6. PI will not enter into a subadvisory agreement with any subadviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of an Account or PI other than by reason of serving a subadviser to one or more Accounts or other investment companies (an Affiliated Subadviser) without such agreement, including the compensation to be paid thereunder, being approved by the participants of the applicable Account.

7. At all times, a majority of the members of each Committee will be persons each of whom is not an "interested person" of the Account as defined in Section 2(a)(19) of the Investment Company Act (Independent Members), and the nomination of new or additional Independent Members will be placed within the discretion of the then existing Independent Members.

8. When a subadviser change is proposed for an Account with an Affiliated Subadviser, the Committee, including a majority of the Independent Members, will make a separate finding, reflected in the Committee's minutes, that such change is in the best interests of the Account and its participants and does not involve a conflict of interest from which PI or the Affiliated subadviser derives an inappropriate advantage.

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Administrative Expenses and Other Charges and Fees
The tables which appear below set forth the following information:

The table entitled "Amounts Paid to Prudential for Administrative Expenses and Management Services" identifies, for the three most recent fiscal years, amounts paid by VCA 10 and VCA 11 to Prudential for administrative expenses and for providing management services.

A daily charge is made which is equal to an effective annual rate of 0.75% of the net value of the assets in each Subaccount of VCA 24. All of this charge is for administrative expenses not covered by the annual account charge. The table entitled "VCA 24 Daily Charges" identifies, for the three most recent fiscal years, the daily charges received by Prudential.

An annual account charge for administrative expenses of not greater than $30 may be assessed against a Participant's Accumulation Account. The table entitled "Annual Account Charges" identifies, for the three most recent fiscal years, the amount of annual charges collected by Prudential from each of VCA 10 and VCA 11.

A deferred sales charge is also imposed on certain withdrawals from the Accounts and Subaccounts. The table below entitled "Deferred Sales Charges" identifies, for the three most recent fiscal years, the deferred sales charges imposed on withdrawals from each of VCA 10, VCA 11 and VCA 24.

Amounts Paid to Prudential for Administrative Expenses and Management Services
	2008	2007	2006
VCA 10	$2,088,215	$2,885,231	$2,901,950
VCA 11	$555,441	$559,442	$600,557

VCA 24 Daily Charges
	2008	2007	2006
	$4,750,893	$6,121,941	$6,247,253

Annual Account Charges
	2008	2007	2006
VCA 10	$32,968	$37,712	$43,964
VCA 11	$27,772	$29,093	$34,215
VCA 24	$51,792	$59,482	$65,884

Deferred Sales Charges
	2008	2007	2006
VCA 10	$2,060	$967	$2,219
VCA 11	$2,484	$2,390	$2,713
VCA 24	$3,890	$12,212	$11,513

Additional Information About the Portfolio Manager
Set forth below is additional information concerning other accounts managed by David A. Kiefer, who serves as the Portfolio Manager for VCA 10. Information furnished is as of December 31, 2008. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface.

Information About Other Accounts Managed by David A. Kiefer
	Registered Investment Companies (Thousands)	Other Pooled Investment Vehicles (Thousands)	Other Accounts (Thousands)(1)	Ownership of Fund Securities
	12/6,006,328	3/571,265 2/47,477 (2)	6/281,533 1/21,955 (2)	None

(1) Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

(2) The portfolio manager only manages a portion of the accounts subject to a performance fee. The market value shown reflects the portion of those accounts managed by the portfolio manager.

As of December 31, 2008, Mr. Kiefer owned no securities issued by VCA 10. The general public may not invest in VCA 10. Instead, VCA 10 investments may be made only by participants under certain retirement arrangements.

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The structure of, and method(s) used by Jennison to determine Mr. Kiefer's compensation is set forth below:

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals.

Additionally, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a deferred compensation program where all or a portion of the cash bonus can be invested in a variety of predominantly Jennison-managed investment strategies on a tax-deferred basis.

Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The factors reviewed for the portfolio manager are listed below in order of importance.

The following primary quantitative factor is reviewed for the portfolio manager:

  One and three year pre-tax investment performance of groupings of accounts (a "Composite") relative to market conditions, pre-determined passive indices, such as the Russell 1000® Value Index and Standard & Poor's 500 Composite Stock Price Index, and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;

The qualitative factors reviewed for the portfolio manager may include:

  Historical and long-term business potential of the product strategies;

  Qualitative factors such as teamwork and responsiveness; and

  Other individual factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional's total compensation.

Potential Conflicts of Interest:
In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison's portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, other types of unregistered commingled accounts (including hedge funds), affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, timing of investments, fees, expenses and cash flows.

Furthermore, certain accounts (including affiliated accounts) in certain investment strategies may buy or sell securities while accounts in other strategies may take the same or differing, including potentially opposite, position. For example, certain strategies may short securities that may be held long in other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. Jennison has policies and procedures that seek to mitigate, monitor and manage this conflict.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs

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and the allocation of transactions across multiple accounts. Some accounts have higher fees, including performance fees, than others. Fees charged to clients may differ depending upon a number of factors including, but not limited to, the particular strategy, the size of the portfolio being managed, the relationship with the client, the service requirements and the asset class involved. Fees may also differ based on the account type (e.g., commingled accounts, trust accounts, insurance company separate accounts or corporate, bank or trust-owned life insurance products). Some accounts, such as hedge funds and alternative strategies, have higher fees, including performance fees, than others. Based on these factors, a client may pay higher fees than another client in the same strategy. Also, clients with larger assets under management generate more revenue for Jennison than smaller accounts. These differences may give rise to a potential conflict that a portfolio manager may favor the higher fee-paying account over the other or allocate more time to the management of one account over another.

Furthermore, if a greater proportion of a portfolio manager's compensation could be derived from an account or group of accounts, which include hedge fund or alternative strategies, than other accounts under the portfolio manager's management, there could be an incentive for the portfolio manager to favor the accounts that could have a greater impact on the portfolio manager's compensation. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison's portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison also believes that its compensation structure tends to mitigate this conflict.

Fundamental Investment Restrictions Adopted by VCA 10 and VCA 11

VCA 10
In addition to the investment objective described in the prospectus, the following investment restrictions are fundamental investment policies of VCA 10 and may not be changed without the approval of a majority vote of persons having voting rights in respect of the Account.

Concentration in Particular Industries. VCA 10 will not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (1) with respect to 75% of VCA 10's total assets, more than 5% of VCA 10's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (2) 25% or more of VCA 10's total assets (determined at the time of the investment) would be invested in a single industry.

Investments in Real Estate-Related Securities. No purchase of or investment in real estate will be made for the account of VCA 10 except that VCA 10 may buy and sell securities that are secured by real estate or shares of real estate investment trusts listed on stock exchanges or reported on the National Association of Securities Dealers, Inc. automated quotation system (NASDAQ).

Investments in Financial Futures. No commodities or commodity contracts will be purchased or sold for the account of VCA 10 except that VCA 10 may purchase and sell financial futures contracts and related options.

Loans. VCA 10 will not lend money, except that loans of up to 10% of the value of VCA 10's total assets may be made through the purchase of privately placed bonds, debentures, notes, and other evidences of indebtedness of a character customarily acquired by institutional investors that may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. Repurchase agreements and the purchase of publicly traded debt obligations are not considered to be "loans" for this purpose and may be entered into or purchased by VCA 10 in accordance with its investment objectives and policies.

Borrowing. VCA 10 will not issue senior securities, borrow money or pledge its assets, except that VCA 10 may borrow from banks up to 33 percent of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. VCA 10 may pledge up to 33 percent of the value of its total assets to secure such borrowing. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to interest rate swap transactions, reverse repurchase agreements, dollar roll transactions, options, futures contracts, and options thereon are not deemed to be a pledge of assets or the issuance of a senior security.

Margin. VCA 10 will not purchase securities on margin (but VCA 10 may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by VCA 10 of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

Underwriting of Securities.VCA 10 will not underwrite the securities of other issuers, except where VCA 10 may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities and with loans that VCA 10 is permitted to make.

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Control or Management of Other Companies. No securities of any company will be acquired for VCA 10 for the purpose of exercising control or management thereof.

VCA 11
In addition to the investment objective described in the Prospectus, the following investment restrictions are fundamental investment policies of VCA 11 and may not be changed without the approval of a majority vote of persons having voting rights in respect of the Account.

Concentration in Particular Industries. VCA 11 will not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (1) with respect to 75% of VCA 11's total assets, more than 5% of VCA 11's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (2) 25% or more of VCA 11's total assets (determined at the time of the investment) would be invested in a single industry. Notwithstanding this restriction, there is no limitation with respect to money market instruments of domestic banks, U.S. branches of foreign banks that are subject to the same regulations as U.S. banks, and foreign branches of domestic banks (provided that the domestic bank is unconditionally liable in the event of the failure of the foreign branch to make payment on its instruments for any reason).

Investments in Real Estate-Related Securities. No purchase of or investment in real estate will be made for the account of VCA 11.

Investments in Financial Futures. No commodities or commodity contracts will be purchased or sold for the account of VCA 11.

Loans. VCA 11 will not lend money, except that it may purchase debt obligations in accordance with its investment objective and policies and may engage in repurchase agreements.

Borrowing. VCA 11 will not issue senior securities, borrow money or pledge its assets, except that VCA 11 may borrow from banks up to 33 percent of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. VCA 11 may pledge up to 33 percent of the value of its total assets to secure such borrowing. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis is not deemed to be a pledge of assets or the issuance of a senior security.

Margin. VCA 11 will not purchase securities on margin (but VCA 11 may obtain such short-term credits as may be necessary for the clearance of transactions).

Underwriting of Securities. VCA 11 will not underwrite the securities of other issuers, except where VCA 11 may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities and with loans that VCA 11 is permitted to make.

Control or Management of Other Companies. No securities of any company will be acquired for VCA 11 for the purpose of exercising control or management thereof.

Non-Fundamental Restrictions Adopted by VCA 10 and VCA 11

Non-Fundamental Investment Restrictions Adopted by VCA 10
The VCA 10 Committee has also adopted the following additional investment restrictions as non-fundamental operating policies. The Committee can change these restrictions without the approval of the persons having voting rights in respect of VCA 10.

Investments in Other Investment Companies. Except as part of a merger, consolidation, acquisition or reorganization, VCA 10 will not invest in the securities of other investment companies in excess of the limits stipulated by the Investment Company Act of 1940, as amended, and the rules and regulations thereunder; Provided, however, that VCA 10 may invest in securities of one or more investment companies to the extent permitted by any order of exemption granted by the United States Securities and Exchange Commission.

Short Sales. VCA 10 will not make short sales of securities or maintain a short position, except that VCA 10 may make short sales against the box. Collateral arrangements entered into with respect to options, futures contracts, forward contracts and interest rate swap agreements are not deemed to be short sales.

Illiquid Securities. VCA 10 may not invest more than 15% of its net assets in illiquid securities. An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine VCA 10's net asset value. Illiquid securities include, but are not limited to, certain securities sold in private placements with restrictions on resale and not traded, repurchase agreements maturing in more than seven days, and other investments determined not to be readily marketable. The 15% limit is applied as of the date VCA 10 purchases an illiquid security.

Non-Fundamental Investment Restrictions Adopted by VCA 11
The VCA 11 Committee has also adopted the following additional investment restrictions as non-fundamental operating policies. The Committee can change these restrictions without the approval of the persons having voting rights in respect of VCA 11.

Investments in Other Investment Companies. Except as part of a merger, consolidation, acquisition or reorganization, VCA 11 will not invest in the securities of other investment companies in excess of the limits stipulated by the Investment Company Act as amended, and the rules and regulations thereunder; Provided, however, that VCA ll may invest in securities of one or more investment companies to the extent permitted by any order of exemption granted by the United States Securities and Exchange Commission.

Short Sales. VCA 11 will not make short sales of securities or maintain a short position.

Illiquid Securities. VCA 11 may not invest more than 10% of its net assets in illiquid securities. An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine VCA 11's net asset value. Illiquid securities include, but are not limited to, certain securities sold in private placements with restrictions on

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resale and not traded, repurchase agreements maturing in more than seven days, and other investments determined not to be readily marketable. The 10% limit is applied as of the date VCA 11 purchases an illiquid security.

Investment Restrictions Imposed by State Law

In addition to the investment objectives, policies and restrictions that they have adopted, VCA 10 and VCA 11 must limit their investments to those authorized for variable contract accounts of life insurance companies by the laws of the State of New Jersey. In the event of future amendments of the applicable New Jersey statutes, each Account will comply, without the approval of Participants or others having voting rights in respect of the Account, with the statutory requirements as so modified. The pertinent provisions of New Jersey law as they currently read are, in summary form, as follows:|

1. An Account may not purchase any evidence of indebtedness issued, assumed or guaranteed by any institution created or existing under the laws of the U.S., any U.S. state or territory, District of Columbia, Puerto Rico, Canada or any Canadian province, if such evidence of indebtedness is in default as to interest. "Institution" includes any corporation, joint stock association, business trust, business joint venture, business partnership, savings and loan association, credit union or other mutual savings institution.

2. The stock of a corporation may not be purchased unless (a) the corporation has paid a cash dividend on the class of stock during each of the past five years preceding the time of purchase, or (b) during the five-year period the corporation had aggregate earnings available for dividends on such class of stock sufficient to pay average dividends of 4% per annum computed upon the par value of such stock, or upon stated value if the stock has no par value. This limitation does not apply to any class of stock which is preferred as to dividends over a class of stock whose purchase is not prohibited.

3. Any common stock purchased must be (a) listed or admitted to trading on a securities exchange in the United States or Canada; or (b) included in the National Association of Securities Dealers' national price listings of "over-the-counter" securities; or (c) determined by the Commissioner of Insurance of New Jersey to be publicly held and traded and as to which market quotations are available.

4. Any security of a corporation may not be purchased if after the purchase more than 10% of the market value of the assets of an Account would be invested in the securities of such corporation.

The currently applicable requirements of New Jersey law impose substantial limitations on the ability of VCA 10 to invest in the stock of companies whose securities are not publicly traded or who have not recorded a five-year history of dividend payments or earnings sufficient to support such payments. This means that the Account will not generally invest in the stock of newly organized corporations. Nonetheless, an investment not otherwise eligible under paragraph 1 or 2 above may be made if, after giving effect to the investment, the total cost of all such non-eligible investments does not exceed 5% of the aggregate market value of the assets of the Account.

Investment limitations may also arise under the insurance laws and regulations of other states where the Contracts are sold. Although compliance with the requirements of New Jersey law set forth above will ordinarily result in compliance with any applicable laws of other states, under some circumstances the laws of other states could impose additional restrictions on the portfolios of the Accounts.

The MEDLEY Program 10

VCA 10 and VCA 11 each has adopted a Code of Ethics. In addition, PI, PIM, Jennison and PIMS have each adopted a Code of Ethics (the Codes). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Account. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Account is making such investments. VCA 24 is not required to adopt a Code of Ethics because it invests only in shares of the Series Fund portfolios. These Codes of Ethics can be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-551-8090. These Codes of Ethics are available on the EDGAR Database on the Commission's Internet site at www.sec.gov, and copies on these Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Station, Washington, D.C. 20549-0102.

Additional Information About Financial Futures Contracts

As described in the prospectus, VCA 10 may engage in certain transactions involving financial futures contracts. This additional information on those instruments should be read in conjunction with the prospectus.

VCA 10 will only enter into futures contracts that are standardized and traded on a U.S. exchange or board of trade. When a financial futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called the "variation margin," are made on a daily basis as the underlying security, index, or rate fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marking to the market." There are several risks associated with the use of futures contracts for hedging purposes. While VCA 10's hedging transactions may protect it against adverse movements in the general level of interest rates or other economic conditions, such transactions could also preclude VCA 10 from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. There can be no guarantee that there will be correlation between price movements in the hedging vehicle and in the securities or other assets being hedged. An incorrect correlation could result in a loss on both the hedged assets and the hedging vehicle so that VCA 10's return might have been better if hedging had not been attempted. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected market trends.

There can be no assurance that a liquid market will exist at a time when VCA 10 seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent VCA 10 from liquidating an unfavorable position and VCA 10 would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

Additional Information About Options

As described in the prospectus, VCA 10 may engage in certain transactions involving options. This additional information on those instruments should be read in conjunction with the prospectus.

In addition to those described in the prospectus, options have other risks, primarily related to liquidity. A position in an exchange-traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although VCA 10 will generally purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that VCA 10 would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If VCA 10 as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security

11

upon exercise.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

The purchase and sale of over-the-counter (OTC) options will also be subject to certain risks. Unlike exchange-traded options, OTC options generally do not have a continuous liquid market. Consequently, VCA 10 will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when VCA 10 writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which VCA 10 originally wrote the OTC option. There can be no assurance that VCA 10 will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, VCA 10 may be unable to liquidate an OTC option.

Options on Equity Securities. VCA 10 may purchase and write (i.e., sell) put and call options on equity securities that are traded on U.S. securities exchanges, are listed on the NASDAQ or that result from privately negotiated transactions with broker-dealers (OTC options). A call option is a short-term contract pursuant to which the purchaser or holder, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives the purchaser or holder, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security at the exercise price upon exercise by the holder of the put.

VCA 10 will write only "covered" options on stocks. A call option is covered if: (1) VCA 10 owns the security underlying the option; or (2) VCA 10 has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities it holds; or (3) VCA 10 holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by VCA 10 in cash, U.S. government securities or other liquid unencumbered assets in a segregated account with its custodian. A put option is covered if: (1) VCA 10 deposits and maintains with its custodian in a segregated account cash, U.S. Government securities or other liquid unencumbered assets having a value equal to or greater than the exercise price of the option; or (2) VCA 10 holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or less than the exercise price if the difference is maintained by VCA 10 in cash, U.S. Government securities or other liquid unencumbered assets in a segregated account with its custodian.

VCA 10 may also purchase "protective puts" (i.e., put options acquired for the purpose of protecting VCA 10 security from a decline in market value). The loss to VCA 10 is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit VCA 10 realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold.

VCA 10 may also purchase putable and callable equity securities, which are securities coupled with a put or call option provided by the issuer.

VCA 10 may purchase call options for hedging or investment purposes. VCA 10 does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on stocks. If the writer of an exchange-traded option wishes to terminate the obligation, he or she may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. Similarly, the holder of an option may liquidate his or her position by exercise of the option or by effecting a "closing sale

The MEDLEY Program 12

transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that closing purchase or closing sale transactions can be effected.

Options on Debt Securities. VCA 10 may purchase and write exchange-traded and OTC put and call options on debt securities. Options on debt securities are similar to options on stock, except that the option holder has the right to take or make delivery of a debt security, rather than stock.

VCA 10 will write only "covered" options. Options on debt securities are covered in the same manner as options on stocks, discussed above, except that, in the case of call options on U.S. Treasury Bills, VCA 10 might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option.

VCA 10 may also write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same issue of the security is considered as the cover for both the put and the call). In such cases, VCA 10 will also segregate or deposit for the benefit of VCA 10's broker cash or liquid unencumbered assets equivalent to the amount, if any, by which the put is "in the money." It is contemplated that VCA 10's use of straddles will be limited to 5% of VCA 10's net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of VCA 10's net assets at the time the straddle is written).

VCA 10 may purchase "protective puts" in an effort to protect the value of a security that it owns against a substantial decline in market value. Protective puts on debt securities operate in the same manner as protective puts on equity securities, described above. VCA 10 may wish to protect certain securities against a decline in market value at a time when put options on those particular securities are not available for purchase. VCA 10 may therefore purchase a put option on securities it does not hold. While changes in the value of the put should generally offset changes in the value of the securities being hedged, the correlation between the two values may not be as close in these transactions as in transactions in which VCA 10 purchases a put option on an underlying security it owns.

VCA 10 may also purchase call options on debt securities for hedging or investment purposes. VCA 10 does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on debt securities.

VCA 10 may also purchase putable and callable debt securities, which are securities coupled with a put or call option provided by the issuer.

VCA 10 may enter into closing purchase or sale transactions in a manner similar to that discussed above in connection with options on equity securities.

Options on Stock Indices. VCA 10 may purchase and sell put and call options on stock indices traded on national securities exchanges, listed on NASDAQ or that result from privately negotiated transactions with broker-dealers. Options on stock indices are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than, in the case of a put, the strike price of the option. This amount of cash is equal to such difference between the closing price of the index and the strike price of the option times a specified multiple (the multiplier). If the option is exercised, the writer is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

VCA 10 will write only "covered" options on stock indices. A call option is covered if VCA 10 follows the segregation requirements set forth in this paragraph. When VCA 10 writes a call option on a broadly based stock market index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, U.S. government securities or other liquid unencumbered assets, or "qualified securities" (defined below) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on NASDAQ against which VCA 10 has not written a stock call option and which has not been hedged by VCA 10 by the sale of stock index futures. When VCA 10 writes a call option on an industry or market segment index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, U.S. government securities or other liquid unencumbered assets, or at least five qualified securities, all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the

13

weighting of the industry or market segment index and will represent at least 50% of VCA 10's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly based stock market stock options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed, or pledged falls below 100% of the current index value times the multiplier times the number of contracts, VCA 10 will so segregate, escrow, or pledge an amount in cash, U.S. Government securities, or other liquid unencumbered assets equal in value to the difference. In addition, when VCA 10 writes a call on an index which is in-the-money at the time the call is written, it will segregate with its custodian or pledge to the broker as collateral, cash or U.S. Government securities or other liquid unencumbered assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to VCA 10's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

A call option is also covered if VCA 10 holds a call on the same index as the call written where the strike price of the call held is equal to or less than the strike price of the call written or greater than the strike price of the call written if the difference is maintained by VCA 10 in cash, U.S. Government securities or other liquid unencumbered assets in a segregated account with its custodian.

A put option is covered if: (1) VCA 10 holds in a segregated account cash, U.S. Government securities or other liquid unencumbered assets of a value equal to the strike price times the multiplier times the number of contracts; or (2) VCA 10 holds a put on the same index as the put written where the strike price of the put held is equal to or greater than the strike price of the put written or less than the strike price of the put written if the difference is maintained by VCA 10 in cash, U.S. Government securities or other liquid unencumbered assets in a segregated account with its custodian.

VCA 10 may purchase put and call options on stock indices for hedging or investment purposes. VCA 10 does not intend to invest more than 5% of its net assets at any one time in the purchase of puts and calls on stock indices. VCA 10 may effect closing sale and purchase transactions involving options on stock indices, as described above in connection with stock options.

The distinctive characteristics of options on stock indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, VCA 10 would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it holds, which could result in substantial losses to VCA 10. Price movements in VCA 10's equity security holdings probably will not correlate precisely with movements in the level of the index and, therefore, in writing a call on a stock index VCA 10 bears the risk that the price of the securities held by VCA 10 may not increase as much as the index. In such event, VCA 10 would bear a loss on the call which is not completely offset by movement in the price of VCA 10's equity securities. It is also possible that the index may rise when VCA 10's securities do not rise in value. If this occurred, VCA 10 would experience a loss on the call which is not offset by an increase in the value of its securities holdings and might also experience a loss in its securities holdings. In addition, when VCA 10 has written a call, there is also a risk that the market may decline between the time VCA 10 has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time VCA 10 is able to sell stocks in its portfolio. As with stock options, VCA 10 will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where VCA 10 would be able to deliver the underlying securities in settlement, VCA 10 may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with options in stock indices than with stock options.

There are also certain special risks involved in purchasing put and call options on stock indices. If VCA 10 holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercise option to fall out of-the-money, VCA 10 will be required to pay the difference between the closing index value and the strike price of the option (times the applicable multiplier) to the assigned writer.

Although VCA 10 may be able to minimize the risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Options on Foreign Currencies. VCA 10 may purchase and write put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade. Options on foreign currencies are similar to options on stock, except that the option holder has the right to take or make delivery of a specified amount of foreign currency, rather than stock. VCA 10's successful use of options

The MEDLEY Program 14

on foreign currencies depends upon the investment manager's ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. In addition, the correlation between movements in the price of options and the price of currencies being hedged is imperfect.

Options on Futures Contracts. VCA 10 may enter into certain transactions involving options on futures contracts. VCA 10 will utilize these types of options for the same purpose that it uses the underlying futures contract. An option on a futures contract gives the purchaser or holder the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accomplished by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. As an alternative to exercise, the holder or writer of an option may terminate a position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. VCA 10 intends to utilize options on futures contracts for the same purposes that it uses the underlying futures contracts.

Options on futures contracts are subject to risks similar to those described above with respect to options on securities, options on stock indices, and futures contracts. These risks include the risk that the investment manager may not correctly predict changes in the market, the risk of imperfect correlation between the option and the securities being hedged, and the risk that there might not be a liquid secondary market for the option. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, VCA 10 might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If VCA 10 were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against VCA 10.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is a contract obligating one party to purchase and the other party to sell one currency for another currency at a future date and price. When investing in foreign securities, VCA 10 may enter into such contracts in anticipation of or to protect itself against fluctuations in currency exchange rates.

VCA 10 generally will not enter into a forward contract with a term of greater than 1 year. At the maturity of a forward contract, VCA 10 may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

VCA 10's successful use of forward contracts depends upon the investment manager's ability to predict the direction of currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally.

Interest Rate Swap Transactions

VCA 10 may enter into interest rate swap transactions. Interest rate swaps, in their most basic form, involve the exchange by one party with another party of their respective commitments to pay or receive interest. For example, VCA 10 might exchange its right to receive certain floating rate payments in exchange for another party's right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indices or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same-to increase or decrease exposure to long- or short-term interest rates. For example, VCA 10 may enter into a swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Account anticipates purchasing at a later date. VCA 10 will maintain appropriate liquid assets in a segregated custodial account to cover its obligations under swap agreements.

The use of swap agreements is subject to certain risks. As with options and futures, if the investment manager's prediction of interest rate movements is incorrect, VCA 10's total return will be less than if the Account had not used swaps. In addition, if the counterparty's creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that VCA 10 could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

15

ILLIQUID SECURITIES

VCA 10 may not invest more than 15% of its net assets in illiquid securities. VCA 11 may not invest more than 10% of its net assets in illiquid securities. An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the net asset value of VCA 10 and VCA 11. Illiquid securities include, but are not limited to, certain securities sold in private placements with restrictions on resale and not traded, repurchase agreements maturing in more than seven days, and other investments determined not to be readily marketable. The 15% and 10% limits are applied as of the date VCA 10 or VCA 11 purchases an illiquid security. It is possible that VCA 10's holding of illiquid securities could exceed the 15% limit and VCA 11's holding of illiquid securities could exceed the 10% limit, for example as a result of market developments or redemptions.

VCA 10 and VCA 11 may purchase certain restricted securities that can be resold to institutional investors and which may be determined to be liquid pursuant to the procedures of VCA 10 and VCA 11. In many cases, those securities are traded in the institutional market under Rule 144A under the Securities Act of 1933 and are called Rule 144A securities. Securities determined to be liquid under these procedures are not subject to the 15% and 10% limits.

Investments in illiquid securities involve more risks than investments in similar securities that are readily marketable. Illiquid securities may trade at a discount from comparable, more liquid securities. Investment of assets in illiquid securities may restrict the ability of VCA 10 and VCA 11 to dispose of their investments in a timely fashion and for a fair price as well as their ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where operations require cash, such as when VCA 10 or VCA 11 has net redemptions, and could result in VCA 10 or VCA 11 borrowing to meet short-term cash requirements or incurring losses on the sale of illiquid investments. Illiquid securities are often restricted securities sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, the privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. To the extent privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could be less than those originally paid by VCA 10 or VCA 11 or less than the fair value of the securities. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by VCA 10 or VCA 11 are required to be registered under the securities laws of one or more jurisdictions before being resold, VCA 10 or VCA 11 may be required to bear the expenses of registration. Private placement investments may involve investments in smaller, less seasoned issuers, which may involve greater risks than investments in more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in private placement securities, VCA 10 or VCA 11 may obtain access to material non-public information, which may restrict their ability to conduct transactions in those securities.

Loans of Portfolio Securities

VCA 10 and VCA 11 may from time to time lend their portfolio securities to broker-dealers, qualified banks and certain institutional investors, provided that such loans are made pursuant to written agreements and are continuously secured by collateral in the form of cash, U.S. Government securities or irrevocable standby letters of credit in an amount equal to at least the market value at all times of the loaned securities. During the time portfolio securities are on loan, VCA 10 and VCA 11 will continue to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. The right to terminate the loan will be given to either party subject to appropriate notice. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. VCA 10 and VCA 11 will not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In such event, if the borrower fails to return the loaned securities, the existing collateral might be insufficient to purchase back the full amount of stock loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage, but VCA 10 and VCA 11 would be unsecured creditors with respect to such shortage and might not be able to recover all or any of it. However, this risk may be minimized by a careful selection of borrowers and securities to be lent.

VCA 10 and VCA 11 will not lend their portfolio securities to borrowers affiliated with Prudential. This will not affect the Accounts' ability to maximize their securities lending opportunities.

Portfolio Turnover Rate

VCA 10 has no fixed policy with respect to portfolio turnover, which is an index determined by dividing the lesser of the purchases and sales of portfolio securities during the year by the monthly average of the aggregate value of the portfolio securities owned during

The MEDLEY Program 16

the year. VCA 10 seeks long term capital growth rather than short term trading profits. However, during any period when changing economic or market conditions are anticipated, successful management requires an aggressive response to such changes which may result in portfolio shifts that may significantly increase the rate of portfolio turnover. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by VCA 10. It is not anticipated that under normal circumstances the annual portfolio turnover rate would exceed 100%.

The table below sets forth the annual portfolio turnover rate for VCA 10 for the three most recent fiscal years.

VCA 10 Portfolio Turnover Rate
	2008	2007	2006
	81%	65%	60%

Portfolio Brokerage and Related Practices

VCA 10 and VCA 11 have adopted a policy pursuant to which VCA 10 and VCA 11 and its manager, subadvisers, and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling VCA 10 and VCA 11 shares by directing brokerage transactions to that broker. VCA 10 and VCA 11 have adopted procedures for the purpose of deterring and detecting any violations of the policy. This policy permits the VCA 10 and VCA 11, the Manager, and the subadvisers to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interests of VCA 10 and VCA 11 and is not influenced by considerations about the sale of Fund shares.

The respective subadviser is responsible for decisions to buy and sell securities for VCA 10 and VCA 11, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Transactions on a stock exchange in equity securities for VCA 10 will be executed primarily through brokers who will receive a commission paid by the Account. Fixed income securities, as well as securities traded in the over-the-counter market, on the other hand, will not normally incur any brokerage commissions. These securities are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain of these securities may be purchased directly from an issuer, in which case neither commissions nor discounts are paid.

In placing orders for portfolio transactions of the Accounts, primary consideration is given to obtaining the most favorable price and best execution. An attempt is made to effect each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. However, a higher spread or commission than is otherwise necessary for a particular transaction may be paid if to do so appears to further the goal of obtaining the best execution available.

In connection with any securities transaction that involves a commission payment, the commission is negotiated with the broker on the basis of the quality and quantity of execution services that the broker provides, in light of generally prevailing commission rates. Periodically, PI, Jennison, or PIM review the allocation among brokers of orders for equity securities and the commissions that were paid.

When selecting a broker or dealer in connection with a transaction for either Account, consideration is given to whether the broker or dealer has furnished PI, Jennison, or PIM with certain services that brokerage houses customarily supply to institutional investors, provided this does not jeopardize the objective of obtaining the best price and execution.

These services include statistical and economic data and research reports on particular companies and industries. PI, Jennison, and PIM use these services in connection with all of their investment activities, and some of the data or services obtained in connection with the execution of transactions for an Account may be used in managing other investment accounts. Conversely, brokers and dealers furnishing such services may be selected for the execution of transactions of such other accounts, while the data and services may be used in providing investment management for one or both of the Accounts. Although PI's present policy is not to permit higher spreads or commissions to be paid on transactions for the Accounts in order to secure research and statistical services from brokers or dealers, PI might in the future authorize the payment of higher commissions (but not of higher spreads), with the prior concurrence of an Account's Committee, if it is determined that the higher commissions are necessary in order to secure desired research and are reasonable in relation to all the services that the broker provides.

When investment opportunities arise that may be appropriate for more than one entity for which PI or a subadvisor serves as investment manager or adviser, one entity will not be favored over another and allocations of investments among them will be made

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in an impartial manner believed to be equitable to each entity involved. The allocations will be based on each entity's investment objectives and its current cash and investment positions. Because the various entities for which PI or a subadviser acts as investment manager or adviser have different investment objectives and positions, from time to time a particular security may be purchased for one or more such entities while at the same time such securities may be sold for another.

An affiliated broker may be employed to execute brokerage transactions on behalf of the Accounts as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. During 2008, 2007, and 2006, the total dollar amount of commissions paid by VCA 10 to affiliated brokers, was $0, $0, and $0, respectively, which represented 0%, 0%, and 0%, respectively, of the aggregate brokerage commissions paid by VCA 10. For 2008, 2007, and 2006, affiliated brokers effected 0%, 0% and 0%, respectively, of the transactions involving the payment of commissions on an aggregate dollar basis. The Accounts may not engage in any transactions in which Prudential or its affiliates acts as principal, including over-the-counter purchases and negotiated trades in which such a party acts as a principal.

PI, Jennison, or PIM may enter into business transactions with brokers or dealers for purposes other than the execution of portfolio securities transactions for accounts Prudential manages. These other transactions will not affect the selection of brokers or dealers in connection with portfolio transactions for the Accounts.

The table below sets forth the amount of brokerage commissions paid by VCA 10 to various brokers in connection with securities transactions during the three most recent fiscal years.

Brokerage Commissions Paid by VCA 10
	2008	2007	2006
	$494,000	$477,000	$435,000

Custody of Securities & Securities Lending Agent

Custodian. State Street Bank Trust Company, 127 W. 10th Street, Kansas City, MO 64105-1716 is custodian of VCA 10's and VCA 11's assets and maintains certain books and records in connection therewith.

Securities Lending Agent. Prudential Investment Management, Inc. (PIM), Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102, serves as the securities lending agent for VCA 10 and VCA 11, and in that role administers the securities lending programs of both VCA 10 and VCA 11. For its services PIM receives a portion of the amount earned by lending securities. During 2008 PIM did not lend any securities on behalf of either VCA 10 or VCA 11.

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The VCA 10 and VCA 11 Committees and Officers

Management of VCA 10 and VCA 11

VCA 10 and VCA 11 are managed by The Prudential Variable Contract Account 10 Committee and The Prudential Variable Contract Account 11 Committees (the VCA Committees). The members of the VCA Committees are elected by the persons having voting rights in respect of the VCA 10 Account and the VCA 11 Account. The affairs of the Accounts are conducted in accordance with the Rules and Regulations of the Accounts.

Information pertaining to the Committee Members of VCA 10 and VCA 11 (hereafter referred to as Board Members) is set forth below. Board Members who are not deemed to be "interested persons" of VCA 10 and VCA 11 as defined in the 1940 Act, as amended (the Investment Company Act or the 1940 Act) are referred to as "Independent Board Members." Board Members who are deemed to be "interested persons" of VCA 10 and VCA 11 are referred to as "Interested Board Members." "Fund Complex" consists of VCA 10 and VCA 11 and any other investment companies managed by PI. VCA 10 and VCA 11 are also referred to as "Funds."

Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (56) Board Member Portfolios Overseen: 61	Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (56) Board Member Portfolios Overseen: 61	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).
David E.A. Carson (74) Board Member Portfolios Overseen: 61	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People's Bank (1987 – 2000).	None.
Michael S. Hyland, CFA (63) Board Member Portfolios Overseen: 61	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).	None.
Robert E. La Blanc (75) Board Member Portfolios Overseen: 61	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).
Douglas H. McCorkindale (69) Board Member Portfolios Overseen: 61	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (66) Board Member Portfolios Overseen: 61	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.
Richard A. Redeker (65) Board Member Portfolios Overseen: 61	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.
Robin B. Smith (69) Board Member & Independent Chair Portfolios Overseen: 61	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (65) Board Member Portfolios Overseen: 61	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).	None.

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Interested Board Members (1)
Judy A. Rice (61) Board Member & President Portfolios Overseen: 61	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.	None.
Robert F. Gunia (62) Board Member & Vice President Portfolios Overseen: 147	Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (since December 2008) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.	Director (since May 1989) of The Asia Pacific Fund, Inc.

1 The year in which each individual joined the Fund's Board is as follows: Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; David E.A. Carson, 2003; Michael S. Hyland, 2008; Robert E. La Blanc, 2003; Douglas H. McCorkindale, 2003, Stephen P. Munn, 2008; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member and President since 2003; Robert F. Gunia, Board Member since 2003 and Vice President since 1999.

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Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (56) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.
Deborah A. Docs (51) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (50) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (34) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (37) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (46) Assistant Secretary	Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).
Timothy J. Knierim (50) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (50) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (46) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001 - 2004).
Noreen M. Fierro (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.
Grace C. Torres (49) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (45) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (50) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a) Excludes interested Board Members who also serve as President or Vice President.

1 The year that each individual became a Fund officer is as follows:Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Grace C. Torres, 1997; Valerie Simpson, 2007; Peter Parrella, 2007, M. Sadiq Peshimam, 2006; Noreen M. Fierro, 2006; Theresa C. Thompson, 2008.

Explanatory Notes to Tables:

  Board Members are deemed to be "Interested," as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

  Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

  There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

  "Other Directorships Held" includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934, as amended (the Exchange Act) (that is, "public companies") or other investment companies registered under the 1940 Act.

  "Portfolios Overseen" includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Funds, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Prudential's Gibraltar Fund, Inc. and the Advanced Series Trust.

Compensation of Board Members and Officers. Pursuant to a Management Agreement with the Fund, the Manager pays all compensation of Officers and employees of the Fund as well as the fees and expenses of all Independent as well as Interested Board Members.

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The Manager pays each Independent Board Member annual compensation in addition to certain out-of-pocket expenses. Independent Board Members who serve on Board Committees may receive additional compensation. The amount of annual compensation paid to each Independent Board Member may change as a result of the introduction of additional funds on whose Boards the Board Member may be asked to serve.

Independent Board Members may defer receipt of their fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues deferred Board Members' fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, at the daily rate of return of any JennisonDryden or Strategic Partners mutual fund chosen by the Board Member. Payment of the interest so accrued is also deferred and becomes payable at the option of the Board Member. The Manager's obligation to make payments of deferred Board Members' fees, together with interest thereon, is a general obligation of the Manager. No Fund has a retirement or pension plan for its Board Members.

The following table sets forth the aggregate compensation paid by the Manager for the most recently completed fiscal year to the Independent Board Members for service on the Fund Board, and the Board of any other investment company in the Fund Complex for the most recently completed calendar year. Board Members and officers who are "interested persons" of the Fund (as defined in the 1940 Act) do not receive compensation from the Manager and/or PI-managed funds and therefore are not shown in the following table.

Compensation Received by VCA 10 & VCA 11 Board Members***
Name	Aggregate Compensation	Pension or Retirement Benefits	Total 2008 Compensation from VCA Accounts and Fund Complex
Kevin J. Bannon (2)	$1,590	None	$90,000(36/62)*
Linda W. Bynoe**	$3,260	None	$187,500(36/62)*
David E.A. Carson	$3,230	None	$188,000(36/62)*
Michael S. Hyland, CFA (2)	$1,570	None	$89,000(36/62)*
Robert E. La Blanc	$3,200	None	$179,000(36/62)*
Douglas H. McCorkindale**	$3,200	None	$179,000(36/62)*
Stephen P. Munn (2)	$1,590	None	$90,000(36/62)*
Richard A. Redeker	$3,270	None	$190,000(36/62)*
Robin B. Smith**	$3,380	None	$202,500(36/62)*
Stephen G. Stoneburn**	$3,220	None	$179,000(36/62)*
Clay T. Whitehead (1)	$1,610	None	$87,000(-/-)

(1) Board Member effective as of July 1, 2008.
(2) Mr. Whitehead retired from the Board effective as of July 1, 2008.

Explanatory Notes to Board Member Compensation Table *Shows number of funds/portfolios in existence as of the most recently completed calendar year, excluding funds that have merged into another fund or liquidated during the year.
**Although the last column shows the total amount paid to Board Members from the PI-managed funds during the most recently completed calendar year, such compensation was deferred at the request of certain Board Members, in total, or in part, under the Fund's deferred fee agreement. The losses in 2008 on amounts deferred through the end of the most recently completed calendar year amounted to $293,639, $1,042,213, $1,555,430 and $315,562 for Ms. Bynoe, Mr. McCorkindale, Ms. Smith and Mr. Stoneburn, respectively.
***Board Members and officers who are "interested persons" of the Fund (as defined in the 1940 Act) do not receive compensation from the Fund and therefore are not shown in the compensation table.

Board Committees. The Board has established three standing committees in connection with governance of the Fund—Audit, Nominating and Governance, and Investment. Information on the membership of each standing committee and its functions is set forth below.

Audit Committee:
The Audit Committee consists of Messrs. Carson (Chair), La Blanc, Bannon, and Munn, and Ms. Bynoe and Ms. Smith (ex-officio). The Board has determined that each member of the Audit Committee is not an "interested person" as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund's independent registered public accounting firm, accounting policies and procedures and other areas relating to the Fund(s)' auditing processes. The Audit Committee is

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responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Fund. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Funds, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Fund. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm's responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The number of Audit Committee meetings held during the Fund's most recently completed fiscal year is set forth in the table below.

Nominating and Governance Committee:
The Nominating and Governance Committee of the Board is responsible for nominating Board Members and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The members of the Nominating and Governance Committee are Mr. Redeker (Chair), Mr. McCorkindale, Mr. Stoneburn, Mr. Hyland, and Ms. Smith (ex-officio). The Board has determined that each member of the Nominating and Governance Committee is not an "interested person" as defined in the 1940 Act. The number of Nominating and Governance Committee meetings held during the Fund's most recently completed fiscal year is set forth in the table below. The Nominating and Governance Committee Charter is available on the Fund's website.

JennisonDryden and Target Investment Committees:
In September 2005, the Board of each Fund in the Prudential retail mutual funds complex formed joint committees to review the performance of each Fund in the fund complex. The JennisonDryden Investment Committee reviews the performance of each Fund whose subadvisers are affiliates of the Manager, while the Target Investment Committee reviews the performance of funds whose subadvisers are not affiliates of the Manager. Each Committee meets at least four times per year and reports the results of its review to the full Board of each Fund at each regularly scheduled Board meeting. Every Independent Board Member sits on one of the two Committees. In addition, Ms. Rice and Mr. Gunia, the two Interested Board Members, each sit on a Committee.

The JennisonDryden Investment Committee consists of Mses. Bynoe (Chair) and Rice and Messrs. Carson, Bannon, La Blanc and Munn. The Target Investment Committee consists of Messrs. Gunia, Hyland, McCorkindale, Redeker, Stoneburn (Chair) and Ms. Smith (ex-officio). The number of JennisonDryden and Target Investment Committees held during the Fund's most recently completed fiscal year is set forth in the table below.

Selection of Board Member Nominees. The Nominating and Governance Committee is responsible for considering nominees for Board Members at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board Members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the 1940 Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable Commission rules. The Nominating and Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a board member for nomination should submit his or her recommendation in writing to the Chair of the Board (Robin Smith) or the Chair of the Nominating and Governance Committee (Richard Redeker), in either case in care of the specified Fund(s), at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077. At a minimum, the recommendation should include: the name, address and business, educational and/or other pertinent background of the person being recommended; a statement concerning whether the person is an "interested person" as defined in the 1940 Act; any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Fund's investment adviser) would be deemed an "interested person" under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a

23

person to be deemed an "interested person." Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board Members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under Commission and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Board Committee Meetings (for most recently completed fiscal year)
	Audit Committee	Nominating & Governance Committee	JennisonDryden Investment Committee
	4	5	4

The following table sets forth the dollar range of VCA 10 and VCA 11 securities held by each Board Member as of December 31, 2008. The general public may not invest in VCA 10 or VCA 11. Instead, VCA 10 and VCA 11 investments may be made only by participants under certain retirement arrangements. The table also includes the aggregate dollar range of securities held by each Board Member in all funds in the Fund Complex overseen by that Board Member as of December 31, 2008.

Securities Owned by VCA 10 & VCA 11 Board Members
Name	Dollar Range of VCA 10 & VCA 11 Securities	Aggregate Dollar Range of All Securities
Independent Board Members
Kevin J. Bannon	None	None
Linda W. Bynoe	None	Over $100,000
David E.A. Carson	None	Over $100,000
Michael S. Hyland, C.F.A.	None	None
Robert E. La Blanc	None	Over $100,000
Douglas H. McCorkindale	None	Over $100,000
Stephen P. Munn	None	Over $100,000
Richard A. Redeker	None	Over $100,000
Robin B. Smith	None	Over $100,000
Stephen G. Stoneburn	None	Over $100,000
Clay T. Whitehead	None	Over $100,000
Interested Board Members
Judy A. Rice	None	Over $100,000
Robert F. Gunia	None	Over $100,000

Notes to Board Member Share Ownership Table
"Aggregate Dollar Range of All Securities" identifies the total dollar range of all securities in all registered investment companies overseen by Board Member in the Fund Complex.

The following table sets forth information regarding each class of securities owned beneficially or of record by each Independent Board Member, and his/her immediate family members, in an investment adviser or principal underwriter of VCA 10 or VCA 11 or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of VCA 10 or VCA 11 as of December 31, 2008.

Ownership of Other Securities by VCA 10 & VCA 11 Board Members
Name	Name of Owners & Relationship to Member	Company	Title of Class	Value of Securities	Percent of Class
Kevin J. Bannon	None	None	None	None	None
Linda W. Bynoe	None	None	None	None	None
David E.A. Carson	None	None	None	None	None
Michael S. Hyland, C.F.A.	None	None	None	None	None
Robert E. La Blanc	None	None	None	None	None
Douglas H. McCorkindale	None	None	None	None	None
Stephen P. Munn	None	None	None	None	None
Richard A. Redeker	None	None	None	None	None
Robin B. Smith	None	None	None	None	None
Stephen G. Stoneburn	None	None	None	None	None

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Policies of VCA 10 and VCA 11

Proxy Voting and Recordkeeping

The VCA Committees have delegated to the VCA Accounts' investment manager, PI, the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the VCA Accounts. The VCA Accounts authorize the Manager to delegate, in whole or in part, its proxy voting authority to its investment advisers (subadvisers) or third party vendors, consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the VCA Committees, including any Committee thereof established for that purpose.

The Manager and the VCA Committees view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the VCA Accounts. Consistent with this goal, the VCA Committees view the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the VCA Committees maintain a policy of seeking to protect the best interests of the VCA Committees should a proxy issue potentially implicate a conflict of interest between the VCA Accounts and the Manager or its affiliates.

The Manager delegates to the VCA Accounts' subadvisers the responsibility for voting proxies. The subadvisers are expected to identify and seek to obtain the optimal benefit for the VCA Accounts and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the VCA Accounts and to delineate procedures to be followed when a proxy vote presents a conflict between the interests of the VCA Accounts and the interests of the subadvisers or their affiliates. The Manager expects that the subadvisers will notify the Manager at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the subadvisers will deliver to the Manager, or its appointed vendor, information required for the filing of Form N-PX with the Securities and Exchange Commission.

Information regarding how the VCA Accounts voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on the Commission's website at www.sec.gov. A copy of the voting policy of each subadviser to the VCA Accounts is set forth below:

Jennison Associates LLC (Jennison)

Jennison Associates LLC ("Jennison") actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties. Secondary consideration may be given to the public and social value of each issue. For purposes of Jennison's proxy voting policy, the "best interests of clients" shall mean, unless otherwise specified by the client, the clients' best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, be made available to clients.

In voting proxies for international holdings, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as "share blocking", where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the costs outweigh the benefit of voting, as in share blocking.

Any proxy vote that may represent a potential material conflict of interest is reviewed by Jennison's Compliance Department.

Prudential Investment Management, Inc. (PIM)

The overarching goal of each of the asset management units within Prudential Investment Management, Inc. (PIM) is to vote proxies in the best interests of their respective clients based on the clients' priorities. Client interests are placed ahead of any potential interest of PIM or its asset management units. Because the various asset management units within PIM manage distinct classes of assets with differing management styles, some units will consider each proxy on its individual merits while other units may adopt a pre-determined set of voting guidelines. The specific voting approach of each unit is noted below. A committee comprised of senior business representatives from each of the asset management units together with relevant regulatory personnel oversees the proxy

25

voting process and monitors potential conflicts of interests. The committee is responsible for interpretation of the proxy voting policy and periodically assesses the policy's effectiveness. In addition, should the need arise, the committee is authorized to address any proxy matter involving an actual or apparent conflict of interest that cannot be resolved at the level of an individual asset management business unit. In all cases, clients may obtain the proxy voting policies and procedures of the various PIM asset management units, and information is available to each client concerning the voting of proxies with respect to the client's securities, simply by contacting the client service representative of the respective unit.

Voting Approach of PIM Asset Management Units

Prudential Public Fixed Income. As this asset management unit invests primarily in public debt, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

  a proposal regarding a merger, acquisition or reorganization,

  a proposal that is not addressed in the unit's detailed policy statement, or circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the applicable portfolio manager(s) for individual consideration.

Prudential Real Estate Investors. This asset management unit invests primarily in real estate and real estate-related interests. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

  a proposal regarding a merger, acquisition or reorganization,

  a proposal that is not addressed in the unit's detailed policy statement, or circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the relevant portfolio manager(s) for individual consideration.

Prudential Capital Group. As this asset management unit invests almost exclusively in privately placed debt, there are few, if any, traditional proxies voted in this unit. As a result, this unit evaluates each proxy it receives and votes on a case-by-case basis. Considerations will include detailed knowledge of the issuer's financial condition, long-and-short-term economic outlook for the issuer, its capital structure and debt-service obligations, the issuer's management team and capabilities, as well as other pertinent factors. In short, this unit attempts to vote all proxies in the best economic interest of its clients based on the clients' expressed priorities, if any.

Disclosure of Portfolio Holdings

The portfolio holdings of the VCA Accounts are made public, as required by law, in their annual and semi-annual reports. These reports are filed with the SEC and mailed to shareholders within 60 days after the end of the relevant period. In addition, as required by law, their portfolio holdings as of their first and third fiscal quarter ends are reported to the SEC within 60 days after the end of the VCA Accounts' first and third fiscal quarters.

When authorized by the Chief Compliance Officer of the VCA Accounts and an officer of the VCA Accounts, portfolio holdings information may be disseminated more frequently or at different periods than those described above. The VCA Accounts have entered into ongoing arrangements to make available information about the VCA Accounts' portfolio holdings. Parties receiving this information may include intermediaries that distribute shares of the VCA Accounts, third-party providers of auditing, custody, proxy voting and other services for the VCA Accounts, rating and ranking organizations, and certain affiliated persons of the VCA Accounts, as described below. The procedures used to determine eligibility are set forth below:

Procedures for Release of Portfolio Holdings Information:

1. A request for release of the holdings of the VCA Accounts shall be prepared setting forth a legitimate business purpose for such release which shall specify the Fund(s), the terms of such release and frequency (e.g., level of detail staleness). Such request shall address whether there are any conflicts of interest between the VCA Accounts and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interests of the shareholders of the VCA Accounts.

The MEDLEY Program 26

2. The request shall be forwarded to the Chief Compliance Officer of the VCA Accounts, or his delegate, for review and approval.

3. A confidentiality agreement in the form approved by an officer of the VCA Accounts must be executed with the recipient of the holdings information.

4. An officer of the VCA Accounts shall approve the release agreement. Copies of the release and agreement shall be sent to PI's law department.

5. Written notification of the approval shall be sent by such officer to PI's Fund Administration Department to arrange the release of holdings information.

6. PI's Fund Administration Department shall arrange for the release of holdings information by the Custodian Banks. As of the date of this Statement of Additional Information, the VCA Accounts will provide:

1. Traditional External Recipients / Vendors

  Full holdings on a daily basis to Institutional Shareholder Services (ISS) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day.

  Full holdings on a daily basis to the VCA Accounts' subadvisers, custodians, sub-custodians (if any) and Accounting Agents at the end of each day.

  Full holdings to the VCA Accounts' independent registered public accounting firm as soon as practicable following the VCA Accounts' fiscal year-end or on an as-needed basis.

  Full holdings to financial printers as soon as practicable following the end of the VCA Accounts' quarterly, semi and annual period-ends.

2. Analytical Service Providers

  All VCA Accounts' trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following the Fund's fiscal quarter-end.

  Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day.

  Full holdings on a daily basis to FactSet (an online investment research provider) at the end of each day.

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the VCA Accounts' Chief Compliance Officer and PI's Law Department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.

In no instance may the Investment Adviser or the VCA Accounts receive any compensation or consideration in exchange for the portfolio holdings information.

The Committees of the VCA Accounts have approved PI's Policy for the Dissemination of Portfolio Holdings. The Committees shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Committees have delegated oversight of the VCA Accounts' disclosure of portfolio holdings to the Chief Compliance Officer.

Arrangements pursuant to which the VCA Accounts disclose non-public information with respect to its portfolio holdings do not provide for any compensation in return for the disclosure of the information.

There can be no assurance that the VCA Accounts' policies and procedures on portfolio holdings information will protect the VCA Accounts from the potential misuse of such information by individuals or entities that come into possession of the information.

27

Information About Prudential

Directors and Senior Officers of the Prudential Insurance Company of America

The following is biographical information for Prudential Insurance's directors and executive officers:

John R. Strangfeld, Jr. age 55, was elected Chief Executive Officer, President and Director of PICA in January 2008. Effective May 14, 2008, he serves as Chairman of the Board of PICA. Prior to that, he served as a member of the Office of the Chairman and served as Vice Chairman of PICA from July 2007 to January 2008. Mr. Strangfeld served as Vice Chairman of PFI from August 2002 to January 2008. He was Executive Vice President of PFI from February 2001 to August 2002 and served as Chief Executive Officer, PIM from October 1998 until April 2002. Mr. Strangfeld served as Chairman of the Board and CEO of PSI (renamed PEG) from December 2000 to April 2008 and continues to serve as its Chairman. He is a member of the Board of Managers of Wachovia Securities Financial Holdings, LLC, a joint venture formed in July 2003 as part of the combination of the retail brokerage and securities clearing businesses of PFI and Wachovia. He has been with PFI since July 1977, serving in various management positions, including Senior Managing Director, The Private Asset Management Group from 1995 to 1998; and Chairman, PRICOA Capital Group (London) Europe from 1989 to 1995.

Mark B. Grier, age 56 was elected Director of PICA in January 2008 and has served as Vice Chairman since August 2002. Since May 1995, he has variously served as Chief Financial Officer, Executive Vice President, Corporate Governance and Executive Vice President, Financial Management, and Vice Chairman, Financial Management and Vice Chairman, International. He is a member of the Board of Managers of Wachovia Securities Financial Holdings, LLC, a joint venture formed in July 2003 as part of the combination of the retail brokerage and securities clearing businesses of PFI and Wachovia. Prior to joining PICA, Mr. Grier was an executive with Chase Manhattan Corporation.

Edward P. Baird, age 60, was elected Executive Vice President of PICA in January 2008. He served as Senior Vice President of PICA from January 2002 to January 2008. Mr. Baird joined PICA in 1979 and has served in various executive roles, including President of Group Insurance from August 2002 to January 2008; Country Manager (Tokyo, Japan), International Investments Group from August 1999 to August 2002; Senior Vice President, PHC from July 1996 to July 1999; Senior Vice President of Agencies, Individual Life from January 1991 to July 1996; and President of PLI from January 1990 to December 1990.

Richard J. Carbone, age 61, was elected Executive Vice President of PICA in January 2008. He has served as Chief Financial Officer since July 1997. Prior to that, he served as the Global Controller and a Managing Director of Salomon, Inc. from July 1995 to June 1997, and Controller of Bankers Trust New York Corporation and a Managing Director and Controller of Bankers Trust Company from April 1988 to March 1993. From March 1993 to July 1995, he served as a Managing Director and Chief Administrative Officer of the Private Client Group at Bankers Trust Company.

Robert C. Golden, age 62, was elected and has served as Executive Vice President of PICA since June 1997. Previously, he served as Executive Vice President and Chief Administrative Officer for PSI.

Bernard B. Winograd, age 58, was elected Executive Vice President of PICA in January 2008. He served as Chief Executive Officer and President of PIM from February 2002 to January 2008; Senior Managing Director of PPI from April 2000 to February 2002; and Chief Executive Officer of Prudential Real Estate Investors from December 1996 to April 2000. Prior to joining PFI, Mr. Winograd served as Executive Vice President and Chief Financial Officer of Taubman Centers from 1992 to 1996, President of Taubman Investment Company from 1983 to 1992, Treasurer of Bendix Corporation from 1979 to 1983, Director of Public Affairs of Bendix from 1977 to 1979 and Executive Assistant to the Secretary of the U.S. Treasury in 1977.

Susan L. Blount, age 51, was elected Senior Vice President and General Counsel of PICA in May 2005. Ms. Blount has been with Prudential since 1985, serving in various supervisory positions since 2002 including, Vice President and Chief Investment Counsel and Vice President and Enterprise Finance Counsel. She served as Vice President, Secretary and Associate General Counsel from 2000 to 2002 and Vice President and Secretary from 1995 to 2000.

Helen M. Galt, age 61, was elected Senior Vice President and Company Actuary of PICA in October 2005. She was named Chief Risk Officer in June 2007. Ms. Galt has been with PICA since 1972, serving in various actuarial management positions including Vice President and Company Actuary from 1993 to 2005.

Sharon C. Taylor, age 54, was elected and has served as Senior Vice President, Human Resources of PICA since June 2002. Ms. Taylor has been with PICA since 1976, serving in various human resources and general management positions, including Vice President of Human Resources Communities of Practice from 2000 to 2002; Vice President, Human Resources & Ethics Officer, Individual

The MEDLEY Program 28

Financial Services, from 1998 to 2000; Vice President, Staffing and Employee Relations from 1996 to 1998; Management Internal Control Officer from 1994 to 1996; and Vice President, Human Resources and Administration from 1993 to 1994.

Thomas J. Baltimore, Jr., age 45, has been a Director of PICA since October 2008. He has served as Co-Founder and President of RLJ Development, LLC (a privately-held real estate investment company) since 2000. He served as Vice President of Hilton Hotels Corporation from 1997 to 2000. He also served in various management positions with Marriott Corporation from 1994 to 1996.

Frederic K. Becker, age 73, has been a Director of PICA since 1994. He is Chairman of the Audit Committee and a member of the Executive Committee. He has served as President of the law firm of Wilentz Goldman & Spitzer, P.A. since 1989 and has practiced law with that firm since 1960.

Gordon W. Bethune, age 67, has been a Director of PICA since February 2005. He is a member of the Corporate Governance and Business Ethics Committee and the Compensation Committee. Mr. Bethune joined Continental Airlines, Inc. (international commercial airline company) in February 1994 as President and Chief Operating Officer. He was elected President and Chief Executive Officer in November 1994 and Chairman of the Board and Chief Executive Officer in 1996. Mr. Bethune retired from Continental on December 31, 2004. From 1988 to 1994, Mr. Bethune served as vice president and general manager of various divisions of The Boeing Company. Other directorships include: Honeywell International, Inc. and Sprint Nextel Corporation.

Gaston Caperton, age 69, has been a Director of PICA since June 2004. He is a member of the Finance & Dividends Committee and the Investment Committee. He has served as the President of The College Board (non-profit membership association of schools, colleges, universities and other educational organizations) since 1999. He was the founder of and executive director of Columbia University's Institute on Education & Government at Teachers College from 1997 to 1999 and a fellow at Harvard University's John F. Kennedy Institute of Politics from 1996 to 1997. Mr. Caperton served as the Governor of West Virginia from 1988 to 1996. Other directorships include: Owens Corning.

Gilbert F. Casellas, age 56, has been a Director of PICA since 1998. He is a member of the Audit Committee. He has served as Vice President, Corporate Responsibility of Dell Inc. since October 2007. He served as a Member of the law firm of Mintz Levin Cohn Ferris Glovsky & Popeo, PC from June 2005 to October 2007. He served as President of Casellas & Associates, LLC, (a consulting firm) from 2001 to 2005. During 2001, he served as the President and Chief Executive Officer of Q-linx, Inc. (software development). He served as the President and Chief Operating Officer of The Swarthmore Group, Inc. (investment company) from January 1999 to December 2000. Mr. Casellas was a partner in the law firm of McConnell Valdes LLP from 1998 to 1999; Chairman, U.S. Equal Employment Opportunity Commission from 1994 to 1998; and General Counsel, U.S. Department of the Air Force from 1993 to 1994.

James G. Cullen, age 66, has been a Director of PICA since 1994. He is a Chairman of the Compensation Committee and a member of the Audit Committee and Executive Committee. He served as the President and Chief Operating Officer of Bell Atlantic Corporation (global telecommunications) from December 1998 until his retirement in June 2000. Mr. Cullen was the President and Chief Executive Officer, Telecom Group, Bell Atlantic Corporation from 1997 to 1998; Vice Chairman of Bell Atlantic Corporation from 1995 to 1997; and President of Bell Atlantic Corporation from 1993 to 1995. Other directorships include Johnson Johnson, Agilent Technologies, Inc and NeuStar, Inc.

William H. Gray III, age 67, has been a Director of PICA since 1991. He is Chairman of the Corporate Governance and Business Ethics Committee and a member of the Executive Committee. He has served as the Chairman of The Amani Group (a business advisory and government relations firm), since September 2004. He served as President and Chief Executive Officer of The College Fund/UNCF (philanthropic foundation) from 1991 until his retirement in 2004. Mr. Gray was a member of the U.S. House of Representatives from 1979 to 1991. Other directorships include JP Morgan Chase Co., Dell Inc., Pfizer, Inc. and Visteon Corporation.

Jon F. Hanson, age 72, has been as a Director of PICA since 1991. He is Chairman of the Investment Committee, Chairman of the Finance & Dividends Committee and Chairman of the Executive Committee. He has served as Chairman of The Hampshire Companies (real estate investment and property management) since 1976. Mr. Hanson served as the Chairman and Commissioner of the New Jersey Sports and Exposition Authority from 1982 to 1994. Other directorships include HealthSouth Corporation and Pascack Community Bank.

Constance J. Horner, age 67, has been a Director of PICA since 1994. She is member of the Compensation Committee and the Corporate Governance and Business Ethic Committee. She served as a Guest Scholar at The Brookings Institution (non-partisan research institute) from 1993 to 2005, after serving as Assistant to the President of the United States and Director, Presidential Personnel from 1991 to 1993; Deputy Secretary, U.S. Department of Health and Human Services from 1989 to 1991; and Director, U.S. Office of Personnel Management from 1985 to 1989. Ms. Horner was a Commissioner, U.S. Commission on Civil Rights from

29

1993 to 1998 and taught at Princeton University in 1994 and Johns Hopkins University in 1995. Other directorships include Ingersoll-Rand Company Limited. and Pfizer Inc.

Karl J. Krapek, age 60, has been a Director of PICA since January 2004. He is a member of the Finance & Dividends Committee and the Investment Committee. He served as the President and Chief Operating Officer of United Technologies Corporation (global technology) from 1999 until his retirement in January 2002. Prior to that time, Mr. Krapek held other management positions at United Technologies Corporation, which he joined in 1982. Other directorships include: Alcatel-Lucent, Delta Airlines, Inc., The Connecticut Bank Trust Co., Visteon Corporation, and Northrop Grumman Corporation.

Christine A. Poon, age 56, has been a Director of PICA since September 2006. She is a member of the Finance & Dividends Committee and the Investment Committee. Ms. Poon served as Vice Chairman and a member of the Board of Directors of Johnson & Johnson (pharmaceutical company) from 2005 until her retirement on March 1, 2009. Ms. Poon joined Johnson & Johnson in 2000 as Company Group Chair in the Pharmaceuticals Group, in 2001, and served as Worldwide Chair, Medicines and Nutritionals from 2003 to 2005. Prior to joining Johnson & Johnson, she served in various management positions at Bristol-Myers Squibb (pharmaceutical company) for 15 years. Other directorships include: Royal Phillips Electronics.

James A. Unruh, age 68, has been a Director of PICA since 1996. He is a member of the Audit Committee. He became a founding member of Alerion Capital Group, LLC (private equity investment group) in 1998. Mr. Unruh was with Unisys Corporation (information technology services, hardware and software) from 1987 to 1997, serving as its Chairman and Chief Executive Officer from 1990 to 1997. He also held various executive positions with financial management responsibility, including serving as Senior Vice President, Finance, Burroughs Corporation, from 1982 to 1987. Other directorships include: CSG Systems International, Inc., Qwest Communications International, Inc. and Tenet Healthcare, Inc.

The MEDLEY Program 30

Sale of Group Variable Annuity Contracts

Information About Contract Sales

Prudential offers the Contracts on a continuous basis through Corporate Office, regional home office and group sales office employees in those states in which the Contracts may be lawfully sold. It may also offer the Contracts through licensed insurance brokers and agents, or through appropriately registered direct or indirect subsidiary(ies) of Prudential, provided clearances to do so are secured in any jurisdiction where such clearances may be necessary or desirable.

The table below sets forth, for the three most recent fiscal years for each of VCA 10, VCA 11 and VCA 24, the amouunts received by Prudential as sales charges in connection with the sale of these contracts, and the amounts credited by Prudential to other broker-dealers in connection with such sales.

Sales Charges Received and Amounts Credited
	2008	2007	2006
VCA 10
Sales Charges Received by Prudential	$2,060	$967	$2,219
Amounts Credited by Prudential to Other Broker-Dealers	$6,775	$242,386	$305,137

VCA 11
Sales Charges Received by Prudential	$2,484	$2,390	$2,713
Amounts Credited by Prudential to Other Broker-Dealers	$8,633	$52,614	$114,077

VCA 24
Sales Charges Received by Prudential	$3,890	$2,542	$11,513
Amounts Credited by Prudential to Other Broker-Dealers	$36,749	$880,856	$1,102,370

31

Financial Statements of VCA 10 and VCA 11

The financial statements for VCA 10 and VCA 11 for the fiscal year ended December 31, 2008, incorporated into this SAI by reference to the MEDLEY annual report for 2007 (File Nos. 811-03421 and 811-03422, respectively), have been so incorporated in reliance on the report of KPMG LLP, independent registered public accounting firm. You may obtain a copy of the MEDLEY annual report at no charge by request by calling 1-877-778-2100, or by writing to 30 Scranton Office Park, Scranton, PA 18507-1789.

Financial statements for VCA 24 and for The Prudential Insurance Company of America as of December 31, 2008 are included in this Statement of Additional Information on the following pages.

The following financial statements describe the financial condition of The Prudential Insurance Company of America as well as The Prudential Variable Contract Account-24. The financial statements of The Prudential Variable Contract Account-24 should be distinguished from the consolidated financial statements of The Prudential Insurance Company of America and its subsidiaries, which should be considered only as bearing upon the ability of The Prudential Insurance Company of America to meet its obligations under the Contracts. The financial statements of The Prudential Variable Contract Account-24 show all the Accounts subaccounts as of December 31, 2008.

The MEDLEY Program 32

FINANCIAL STATEMENTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-24

STATEMENT OF NET ASSETS

December 31, 2008

	SUBACCOUNTS
	Prudential Equity Portfolio	Prudential Diversified Bond Portfolio	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio	Prudential Stock Index Portfolio
ASSETS
Investment in the portfolios, at value	$118,883,163	$39,895,377	$61,102,204	$48,015,329	$134,801,691

Net Assets	$118,883,163	$39,895,377	$61,102,204	$48,015,329	$134,801,691

NET ASSETS, representing:
Accumulation units	$118,857,361	$39,848,723	$61,036,428	$47,981,221	$134,747,370
Equity of The Prudential Insurance Company of America	25,802	46,654	65,776	34,108	54,321

	$118,883,163	$39,895,377	$61,102,204	$48,015,329	$134,801,691

Units outstanding	30,813,001	11,473,995	18,469,392	16,011,562	30,484,927

Portfolio shares held	7,248,973	4,033,911	4,951,556	3,783,714	5,922,746
Portfolio net asset value per share	$16.40	$9.89	$12.34	$12.69	$22.76
Investment in portfolio shares, at cost	$174,360,178	$43,996,217	$81,015,453	$55,108,551	$153,701,308

STATEMENT OF OPERATIONS For the period ended December 31, 2008
	SUBACCOUNTS
	Prudential Equity Portfolio	Prudential Diversified Bond Portfolio	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio	Prudential Stock Index Portfolio
INVESTMENT INCOME
Dividend income	$2,537,142	$2,302,907	$2,298,502	$2,090,090	$4,460,780

EXPENSES
Fees charged for administrative purposes	1,323,309	333,756	579,217	454,315	1,470,474

NET INVESTMENT INCOME (LOSS)	1,213,833	1,969,151	1,719,285	1,635,775	2,990,306

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	18,852,235	421,325	6,238,726	0	0
Realized gain (loss) on shares redeemed	(7,417,658)	(817,387)	(1,885,772)	(828,000)	(5,300,398)
Net change in unrealized gain (loss) on investments	(92,645,902)	(3,483,658)	(28,046,942)	(15,513,811)	(84,185,281)

NET GAIN (LOSS) ON INVESTMENTS	$(81,211,325)	$(3,879,720)	$(23,693,988)	$(16,341,811)	$(89,485,679)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(79,997,492)	$(1,910,569)	$(21,974,703)	$(14,706,036)	$(86,495,373)

The accompanying notes are an integral part of these financial statements.

A1

SUBACCOUNTS (Continued)
Prudential Global Portfolio	Prudential Government Income Portfolio

$29,466,768	$32,676,933

$29,466,768	$32,676,933

$29,452,893	$32,637,435

13,875	39,498

$29,466,768	$32,676,933

14,087,298	12,149,749

2,254,535	2,866,398
$13.07	$11.40
$43,917,396	$33,376,577

SUBACCOUNTS (Continued)
Prudential Global Portfolio	Prudential Government Income Portfolio

$837,179	$1,300,154

348,545	241,277

488,634	1,058,877

2,826,061	0

(3,651,682)	(411,661)

(24,148,565)	477,302

$(24,974,186)	$65,641

$(24,485,552)	$1,124,518

The accompanying notes are an integral part of these financial statements.

A2

FINANCIAL STATEMENTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-24

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS
	Prudential Equity Portfolio		Prudential Diversified Bond Portfolio		Prudential Flexible Managed Portfolio
	2008	2007	2008	2007	2008	2007
OPERATIONS
Net investment income (loss)	$1,213,833	$643,836	$1,969,151	$2,037,468	$1,719,285	$1,483,478
Capital gains distributions received	18,852,235	150,788	421,325	0	6,238,726	3,554,648
Realized gain (loss) on shares redeemed	(7,417,658)	4,854,725	(817,387)	(61,625)	(1,885,772)	1,905,473
Net change in unrealized gain (loss) on investments	(92,645,902)	13,464,325	(3,483,658)	304,215	(28,046,942)	(1,534,890)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(79,997,492)	19,113,674	(1,910,569)	2,280,058	(21,974,703)	5,408,709

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,200,214	4,856,384	3,862,246	4,475,476	1,818,175	2,334,174
Withdrawals and other charges	(27,814,730)	(33,471,993)	(8,443,154)	(8,138,102)	(11,436,745)	(14,404,593)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(24,614,516)	(28,615,609)	(4,580,908)	(3,662,626)	(9,618,570)	(12,070,419)

NET INCREASE (DECREASE) IN NET ASSETS FROM SURPLUS TRANSFERS	(107,792)	(2,014,184)	(634,567)	3,251	(6,629)	(1,550,168)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(104,719,800)	(11,516,119)	(7,126,044)	(1,379,317)	(31,599,902)	(8,211,878)

NET ASSETS
Beginning of period	223,602,963	235,119,082	47,021,421	48,400,738	92,702,106	100,913,984

End of period	$118,883,163	$223,602,963	$39,895,377	$47,021,421	$61,102,204	$92,702,106

Beginning units	35,560,818	40,231,252	12,786,276	13,825,438	20,909,609	23,658,962

Units issued	1,083,493	1,123,366	1,222,982	1,383,020	704,886	720,810
Units redeemed	(5,831,310)	(5,793,800)	(2,535,263)	(2,422,182)	(3,145,103)	(3,470,163)

Ending units	30,813,001	35,560,818	11,473,995	12,786,276	18,469,392	20,909,609

The accompanying notes are an integral part of these financial statements.

A3

SUBACCOUNTS (Continued)
Prudential Conservative Balanced Portfolio		Prudential Stock Index Portfolio		Prudential Global Portfolio		Prudential Government Income Portfolio
2008	2007	2008	2007	2008	2007	2008	2007

$1,635,775	$1,569,810	$2,990,306	$2,153,260	$488,634	$191,013	$1,058,877	$1,230,553

0	0	0	(0)	2,826,061	0	0	0

(828,000)	1,380,831	(5,300,398)	10,016,371	(3,651,682)	1,241,535	(411,661)	(228,607)

(15,513,811)	1,027,023	(84,185,281)	(256,420)	(24,148,565)	4,436,594	477,302	592,514

(14,706,036)	3,977,664	(86,495,373)	11,913,211	(24,485,552)	5,869,142	1,124,518	1,594,460

2,017,681	2,306,299	4,393,778	7,796,960	2,448,251	4,663,987	5,931,741	4,206,441

(10,861,342)	(10,871,737)	(36,484,187)	(41,683,877)	(9,125,912)	(10,417,943)	(6,239,590)	(8,993,794)

(8,843,661)	(8,565,438)	(32,090,409)	(33,886,917)	(6,677,661)	(5,753,956)	(307,849)	(4,787,353)

(7,779)	(1,607,261)	(81,699)	(1,168,259)	(17,738)	(2,299,687)	(846,845)	57,836

(23,557,476)	(6,195,035)	(118,667,481)	(23,141,965)	(31,180,951)	(2,184,501)	(30,176)	(3,135,057)

71,572,805	77,767,840	253,469,172	276,611,137	60,647,719	62,832,220	32,707,109	35,842,166

$48,015,329	$71,572,805	$134,801,691	$253,469,172	$29,466,768	$60,647,719	$32,676,933	$32,707,109

18,614,717	20,866,454	35,874,282	40,673,343	16,422,488	17,974,534	12,256,516	14,154,600

729,976	808,316	1,330,783	1,510,157	1,074,876	1,421,610	2,324,313	1,745,440
(3,333,131)	(3,060,053)	(6,720,138)	(6,309,218)	(3,410,066)	(2,973,656)	(2,431,080)	(3,643,524)

16,011,562	18,614,717	30,484,927	35,874,282	14,087,298	16,422,488	12,149,749	12,256,516

The accompanying notes are an integral part of these financial statements.

A4

NOTES TO FINANCIAL STATEMENTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-24

December 31, 2008

Note 1:	General

The Prudential Variable Contract Account-24 ("VCA-24" or "the Account") was established on April 29, 1987 by The Prudential Insurance Company of America ("Prudential"), which is a wholly-owned subsidiary of Prudential Financial, Inc. ("PFI"), under the laws of the State of New Jersey and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. VCA-24 has been designed for use by employers ("Contract-holders") in making retirement arrangements on behalf of their employees ("Participants").

The Account is compromised of seven subaccounts. Each of the subaccounts invest in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). Options available to VCA-24 are: Equity Portfolio, Diversified Bond Portfolio, Flexible Managed Portfolio, Conservative Balanced Portfolio, Stock Index Portfolio, Global Portfolio and Government Income Portfolio. Although variable annuity payments differ according to the investment performance of the Account, they are not affected by morality or expense experience because Prudential assumes the expense risk and the mortality risk under the contracts.

The Series Fund is a diversified open-end management investment company, and is managed by an affiliate of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the underlying mutual funds. Additional information on these mutual funds is available upon request to the appropriate companies.

Note 2:	Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and requires additional disclosures about fair value measurements. This Statement does not require any new fair value measurements, but the application of this Statement could change current practices in determining fair value. The Account adopted this guidance effective January 1, 2008. For further discussion please refer to Note 3: Fair Value.

Investments—The investments in shares of the Series Fund are stated at the net asset value of the respective portfolio, whose investment securities are stated at fair value.

Security Transactions—Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Dividend and Distributions Received—Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund and are recorded on the distribution ex date.

A5

Note 3:	Fair Value

SFAS No. 157 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an ordinary transaction between market participants on the measurement date. SFAS No. 157 establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1    Quotes prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2    Observable inputs other than Level 1 prices, such as quotes prices for similar instruments, quotes prices in market that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

Level 3    Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

All investment assets of each subaccount are classified as Level 1. The Account invests in open-ended mutual funds, available to contract holders of variable annuity insurance policies. Contract holders may, without restriction, transact at the daily Net Asset Value(s) ("NAV") of the mutual funds. The NAV represents the daily per share value of the portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur.

As all assets of the account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) for Level 3 assets still held as of December 31, 2008 are presented.

Note 4:	Taxes

The operations of VCA-24 are part of, and are taxed with, the operations of Prudential. Under the current provisions of the Internal Revenue Code, Prudential does not expect to incur federal income taxes on earnings of VCA-24 to the extent the earnings are credited under the Contracts. As a result, the Unit Values of VCA-24 has not been reduced by federal income taxes. Prudential management will review periodically the status of the policy in the event of changes in the Tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contract.

Note 5:	Purchase of Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and invested, of investments in the Series Fund for the year ended December 31, 2008 were as follows:

	Purchases	Sales
Prudential Equity Portfolio	$234,026	$(26,279,643)
Prudential Diversified Bond Portfolio	$1,440,453	$(6,989,684)
Prudential Flexible Managed Portfolio	$325,113	$(10,529,529)
Prudential Conservative Balanced Portfolio	$662,166	$(9,967,922)
Prudential Stock Index Portfolio	$253,607	$(33,896,190)
Prudential Global Portfolio	$743,939	$(7,787,885)
Prudential Government Income Portfolio	$3,279,009	$(4,674,980)

A6

Note 6:	Participant Loans

Loans are considered to be withdrawals from the Subaccount from which the loan amount was deducted, however, no deferred sales charges are imposed upon them. For purposes of aging contributions in order to compute deferred sales charge, the amount of a principal repayment is considered a current contribution. If the Participant defaults on the loan by, for example, failing to make required payments, the outstanding balance of the loan will be treated as a withdrawal for the purposes of the deferred sales charge. The deferred sales charge will be withdrawn from the same Accumulation Accounts, and in the same proportions, as the loan amount as withdrawn. If sufficient funds do not remain in those Accumulation Accounts, the deferred sales charge will be withdrawn from the Participant's other Accumulation Accounts as well.

Withdrawals, transfers and loans from each Subaccount of VCA-24 are considered to be withdrawals of contributions until all of the Participant's contributions to the Subaccount have been withdrawn, transferred or borrowed. No deferred sales charge is imposed upon withdrawals of any amount in excess of contributions.

For the year ended December 31, 2008 the amount of participant loans that was withdrawn from the subaccounts and the amount of principal and interest that was repaid to the subaccounts is as follows:

	For the year ended December 31, 2008		For the year ended December 31, 2007
	Loans	Repayments	Loans	Repayments
Prudential Equity Portfolio	$264,329	$(227,499)	$416,999	$(283,379)
Prudential Diversified Bond Portfolio	$70,925	$(78,744)	$158,373	$(97,271)
Prudential Flexible Managed Portfolio	$174,824	$(140,048)	$238,334	$(149,642)
Prudential Conservative Balanced Portfolio	$98,316	$(103,097)	$174,689	$(161,676)
Prudential Stock Index Portfolio	$362,501	$(404,408)	$583,331	$(478,774)
Prudential Global Portfolio	$94,659	$(114,768)	$136,935	$(133,518)
Prudential Government Income Portfolio	$23,293	$(23,198)	$73,685	$(34,842)

Loan repayments are invested in Participant's account(s) as chosen by the Participant, which may not necessarily be the Subaccount from which the loan amount was deducted. The initial loan proceeds which are being repaid may not necessarily have originated solely from the Subaccount of VCA-24.

Note 7:	Net Increase/(Decrease) In Net Assets Resulting From Surplus Transfers

The increase (decrease) in net assets resulting from surplus transfers represents the net contribution to/(withdrawals from) Prudential's investment in the Account.

Note 8:	Related Party Footnote

PFI and its affiliates perform various services on behalf of the mutual fund company that administers the Series Fund in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

The Series Fund has a management agreement with Prudential Investment LLC ("PI"), an indirect, wholly-owned subsidiary of PFI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisors' performance of such services. PI has entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of PFI.

A7

Note 8:	Related Party Footnote (continued)

The Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the Class I and Class II shares of the Series Fund.

PI has agreed to reimburse certain portfolios of the Series Fund the portion of the management fee for that portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio's average daily net assets.

Prudential Mutual Fund Services LLC ("PMFS"), an affiliate of PI and an indirect, wholly-owned subsidiary of PFI, serves as the Series Fund's transfer agent.

Note 9:	Financial Highlights

A summary of the units outstanding, unit values, net assets, investment income ratios, expense ratios, and total returns for the years ended December 31, 2008, 2007, 2006, 2005 and 2004 were as follows:

	At year ended			For year ended
	Units (000s)	Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***
	Prudential Equity Portfolio
December 31, 2008	30,813	$3.85738	$118,883	1.44%	0.75%	-38.62%
December 31, 2007	35,561	$6.28415	$223,603	1.02%	0.75%	8.52%
December 31, 2006	40,231	$5.79080	$235,119	1.05%	0.75%	11.70%
December 31, 2005	48,063	$5.18450	$251,046	0.97%	0.75%	10.63%
December 31, 2004	52,914	$4.68625	$249,576	1.25%	0.75%	9.18%

	Prudential Diversified Bond Portfolio
December 31, 2008	11,474	$3.47296	$39,895	5.16%	0.75%	-4.16%
December 31, 2007	12,786	$3.62379	$47,021	5.02%	0.75%	4.99%
December 31, 2006	13,825	$3.45141	$48,401	4.91%	0.75%	4.16%
December 31, 2005	16,274	$3.31350	$56,546	5.30%	0.75%	2.53%
December 31, 2004	17,201	$3.23159	$56,231	4.43%	0.75%	4.87%

	Prudential Flexible Managed Portfolio
December 31, 2008	18,469	$3.30473	$61,102	2.98%	0.75%	-25.40%
December 31, 2007	20,910	$4.43001	$92,702	2.25%	0.75%	5.56%
December 31, 2006	23,659	$4.19678	$100,914	2.05%	0.75%	11.32%
December 31, 2005	27,340	$3.77010	$104,491	1.97%	0.75%	3.39%
December 31, 2004	29,705	$3.64663	$109,714	1.43%	0.75%	9.91%

	Prudential Conservative Balanced Portfolio
December 31, 2008	16,012	$2.99666	$48,015	3.46%	0.75%	-21.99%
December 31, 2007	18,615	$3.84154	$71,573	2.82%	0.75%	5.34%
December 31, 2006	20,866	$3.64686	$77,768	2.67%	0.75%	9.59%
December 31, 2005	24,340	$3.32780	$82,482	2.46%	0.75%	2.67%
December 31, 2004	29,359	$3.24132	$96,631	1.96%	0.75%	7.25%

	Prudential Stock Index Portfolio
December 31, 2008	30,485	$4.42013	$134,802	2.28%	0.75%	-37.41%
December 31, 2007	35,874	$7.06169	$253,469	1.55%	0.75%	4.33%
December 31, 2006	40,673	$6.76873	$276,611	1.56%	0.75%	14.70%
December 31, 2005	48,486	$5.90120	$287,291	1.49%	0.75%	3.78%
December 31, 2004	53,129	$5.68646	$303,328	1.62%	0.75%	9.59%

	Prudential Global Portfolio
December 31, 2008	14,087	$2.09074	$29,467	1.82%	0.75%	-43.36%
December 31, 2007	16,422	$3.69104	$60,648	1.03%	0.75%	9.66%
December 31, 2006	17,975	$3.36592	$62,832	0.66%	0.75%	18.77%
December 31, 2005	20,446	$2.83410	$59,903	0.61%	0.75%	15.20%
December 31, 2004	23,033	$2.46023	$58,354	0.99%	0.75%	8.77%

A8

Note 9:	Financial Highlights (continued)

	At year ended			For year ended
	Units (000s)	Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***
	Prudential Government Income Portfolio
December 31, 2008	12,150	$2.68626	$32,677	3.99%	0.75%	3.47%
December 31, 2007	12,257	$2.59623	$32,707	4.41%	0.75%	4.96%
December 31, 2006	14,155	$2.47366	$35,842	4.91%	0.75%	2.94%
December 31, 2005	16,286	$2.40300	$39,922	4.60%	0.75%	1.69%
December 31, 2004	16,915	$2.36303	$40,730	3.76%	0.75%	2.40%

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**	These ratios represent the annualized contract expenses of the separate account, consisting primarily of administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

Charges and Expenses

A daily charge at an effective annual rate of 0.75% of the net assets of each Subaccount of VCA-24 is paid to Prudential for administrative expenses not provided by the annual account charge. This charge is assessed through reduction in unit values.

Annual Account Charge

An annual account charge is deducted from the account of each Participant, if applicable, at the time of withdrawal of the value of all of the Participant's account or at the end of the accounting year by reducing the number of Units held. The charge will first be made against a Participant's account under a fixed dollar annuity companion contract or fixed rate option of the non-qualified combination contract. If the Participant has no account under a fixed contract, or if the amount under a fixed contract is too small to pay the charge, the charge will be made against the Participant's account in VCA-11. If the Participant has no VCA-11 account or if the amount under that account is too small to pay the charge, the charge will then be made against the Participant's VCA-10 account. If the Participant has no VCA-10 account, or if it is too small to pay the charge, the charge will then be made against any one or more of the Participant's accounts in VCA-24. The annual account charge will not exceed $30 and is paid to Prudential.

Deferred Sales Charge

A deferred sales charge is imposed upon the withdrawal of certain purchase payments of up to 7% on contributions withdrawn during the first year of participation. After the first year of participation, the maximum deferred sales charge declines by 1% in each subsequent year

A9

Note 9:	Financial Highlights (continued)

until it reaches 0% after seven years. No deferred sales charge is imposed upon contributions withdrawn for any reason after seven years of participation in the Program. In addition, no deferred sales charge is imposed upon contributions withdrawn to purchase an annuity under a Contract, to provide a death benefit, pursuant to a systematic withdrawal plan, to provide a minimum distribution payment, or in cases of financial hardship or disability retirement as determined pursuant to provisions of the employer's retirement arrangement. Further, for all plans other than IRAs, no deferred sales charge is imposed upon contributions withdrawn due resignation or retirement by the Participant or termination of the Participant by the Contract-holder. Contributions transferred among VCA-10, VCA-11, the subaccounts of VCA-24, the companion contract, and the fixed rate option of the non-qualified combination contract are considered to be withdrawals from the Account or subaccount from which the transfer is made, but no deferred sales charge is imposed upon them. They will, however, be considered as contributions to the receiving Account or subaccount for purposes of calculating any deferred sales charge imposed upon their subsequent withdrawal. This charge is assessed through the redemption of units.

Note 10:	Other

Contract owner net payments—represent contract owner contributions under the Policies reduced by applicable deductions, charges, and state premium taxes.

Withdrawals—are payments to contract owners and beneficiaries made under the terms of the Variable Annuity Policies, and amounts that contract owners have requested to be withdrawn or paid to them.

A10

Report of Independent Registered Public Accounting Firm

To the Contract Owners of

The Prudential Variable Contract Account-24

and the Board of Directors of

The Prudential Insurance Company of America

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material aspects, the financial position of the subaccounts listed in Note 1 of The Prudential Variable Contract Account-24 at December 31, 2008, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of The Prudential Insurance Company of America. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2008 with the transfer agent of the investee mutual funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 16, 2009

A11

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Financial Position
December 31, 2008 and 2007 (in millions)

	2008	2007

ASSETS
Fixed maturities, available for sale, at fair value (amortized cost: 2008—$107,067; 2007—$114,807)	$97,256	$116,608
Trading account assets supporting insurance liabilities, at fair value	12,717	13,273
Other trading account assets, at fair value	4,623	2,664
Equity securities, available for sale, at fair value (cost: 2008—$4,378; 2007—$5,019)	3,630	5,597
Commercial mortgage and other loans	27,717	24,972
Policy loans	7,779	7,831
Other long-term investments	3,513	3,149
Short-term investments and other	3,659	3,454

Total investments	160,894	177,548
Cash and cash equivalents	8,123	4,870
Accrued investment income	1,620	1,638
Deferred policy acquisition costs	8,538	6,687
Deferred income taxes, net	1,864	—
Other assets	17,289	15,549
Due from parent and affiliates	5,568	4,355
Separate account assets	122,735	153,871

TOTAL ASSETS	$326,631	$364,518

LIABILITIES AND STOCKHOLDER’S EQUITY
LIABILITIES
Future policy benefits	$76,863	$75,010
Policyholders’ account balances	71,199	68,358
Policyholders’ dividends	1,132	3,086
Securities sold under agreements to repurchase	7,501	10,901
Cash collateral for loaned securities	3,429	6,063
Income taxes	320	2,171
Short-term debt	5,655	8,452
Long-term debt	8,687	5,570
Other liabilities	11,765	10,447
Due to parent and affiliates	6,300	2,519
Separate account liabilities	122,735	153,871

Total liabilities	315,586	346,448

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 21)
STOCKHOLDER’S EQUITY
Common Stock ($5.00 par value; 500,000 shares authorized, issued and outstanding at December 31, 2008 and 2007)	2	2
Additional paid-in capital	17,819	15,914
Accumulated other comprehensive income (loss)	(6,590)	174
Retained earnings (deficit)	(186)	1,980

Total stockholder’s equity	11,045	18,070

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$326,631	$364,518

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Operations
Years Ended December 31, 2008, 2007 and 2006 (in millions)

	2008	2007	2006

REVENUES
Premiums	$9,473	$8,873	$8,480
Policy charges and fee income	2,180	2,139	1,800
Net investment income	9,250	9,825	9,409
Realized investment gains (losses), net	(1,480)	453	276
Other income	(113)	1,425	1,195

Total revenues	19,310	22,715	21,160

BENEFITS AND EXPENSES
Policyholders’ benefits	11,573	10,445	10,020
Interest credited to policyholders’ account balances	2,203	3,025	2,638
Dividends to policyholders	2,151	2,754	2,538
General and administrative expenses	4,177	4,262	3,706

Total benefits and expenses	20,104	20,486	18,902

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND EQUITY IN EARNINGS OF OPERATING JOINT VENTURES	(794)	2,229	2,258

Income taxes:
Current	(284)	436	151
Deferred	(53)	142	388

Total income tax expense (benefit)	(337)	578	539

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE EQUITY IN EARNINGS OF OPERATING JOINT VENTURES	(457)	1,651	1,719

Equity in earnings of operating joint ventures, net of taxes	(218)	224	177

INCOME (LOSS) FROM CONTINUING OPERATIONS	(675)	1,875	1,896

Income from discontinued operations, net of taxes	5	64	75

NET INCOME (LOSS)	$(670)	$1,939	$1,971

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Stockholder’s Equity
Years Ended December 31, 2008, 2007 and 2006 (in millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Income (Loss)	Total Stockholder’s Equity

Balance, December 31, 2005	$2	$15,498	$2,485	$572	$18,557
Dividend to parent	—	—	(2,469)	—	(2,469)
Capital contribution from parent	—	211	—	—	211
Long-term stock-based compensation program	—	61	—	—	61
Impact of adoption of Statement of Financial Accounting Standards (“SFAS”) No. 158, net of tax	—	—	—	(547)	(547)
Comprehensive income:
Net income	—	—	1,971	—	1,971
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments	—	—	—	29	29
Change in net unrealized investment gains (losses)	—	—	—	(186)	(186)
Additional pension liability adjustment	—	—	—	50	50

Other comprehensive loss					(107)

Total comprehensive income					1,864

Balance, December 31, 2006	2	15,770	1,987	(82)	17,677
Dividend to parent	—	—	(1,887)	—	(1,887)
Capital contribution from parent	—	34	—	—	34
Purchase of fixed maturities from an affiliate		3	—	(3)	—
Recapture of affiliated reinsurance agreement	—	18	—	—	18
Long-term stock-based compensation program	—	89	—	—	89
Cumulative effect of changes in accounting principles, net of tax	—	—	(59)	—	(59)
Comprehensive income:
Net income	—	—	1,939	—	1,939
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments	—	—	—	8	8
Change in net unrealized investment gains (losses)	—	—	—	(270)	(270)
Change in pension and postretirement unrecognized net periodic benefit	—	—	—	521	521

Other comprehensive income	—	—	—	—	259

Total comprehensive income	—	—	—	—	2,198

Balance, December 31, 2007	2	15,914	1,980	174	18,070
Dividend to parent	—	—	(1,523)	—	(1,523)
Capital contribution from parent	—	785	—	—	785
Deferred tax asset contributed to parent	—	(9)	—	—	(9)
Assets purchased/transferred from affiliates	—	81	—	(145)	(64)
Long-term stock-based compensation program	—	7	—	—	7
Impact on Company’s investment in Wachovia Securities due to addition of A.G. Edwards business, net of tax	—	1,041	—	—	1,041
Cumulative effect of changes in accounting principles, net of taxes	—	—	27	—	27
Comprehensive loss:
Net loss	—	—	(670)	—	(670)
Other comprehensive loss, net of tax:
Change in foreign currency translation adjustments	—	—	—	(24)	(24)
Change in net unrealized investment gains (losses)	—	—	—	(5,888)	(5,888)
Pension and postretirement unrecognized net periodic benefit cost	—	—	—	(707)	(707)

Other comprehensive loss	—	—	—	—	(6,619)

Total comprehensive loss	—	—	—	—	(7,289)

Balance, December 31, 2008	$2	$17,819	$(186)	$(6,590)	$11,045

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Cash Flows Years Ended December 31, 2008, 2007 and 2006 (in millions)

	2008	2007	2006

CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$(670)	$1,939	$1,971
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Realized investment (gains) losses, net	1,480	(453)	(276)
Policy charges and fee income	(761)	(662)	(473)
Interest credited to policyholders’ account balances	2,203	3,025	2,638
Depreciation and amortization	620	53	71
Losses on trading account assets supporting insurance liabilities, net	1,364	—	—
Change in:
Deferred policy acquisition costs	(259)	(537)	(636)
Future policy benefits and other insurance liabilities	2,430	1,063	962
Trading account assets supporting insurance liabilities and other trading account assets	(2,837)	(653)	(361)
Income taxes	(779)	34	916
Due to/from parent and affiliates	3,135	(1,519)	1,808
Other, net	74	1,332	(481)

Cash flows from operating activities	6,000	3,622	6,139

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available for sale	60,931	81,816	83,667
Equity securities, available for sale	2,500	3,303	3,001
Trading account assets supporting insurance liabilities and other trading account assets	26,391	—	—
Commercial mortgage and other loans	2,594	4,371	3,714
Policy loans	1,345	778	748
Other long-term investments	1,134	582	978
Short-term investments	17,949	12,970	6,882
Payments for the purchase/origination of:
Fixed maturities, available for sale	(55,223)	(79,976)	(88,521)
Equity securities, available for sale	(2,594)	(3,298)	(3,051)
Trading account assets supporting insurance liabilities and other trading account assets	(27,176)	—	—
Commercial mortgage and other loans	(4,770)	(6,848)	(5,134)
Policy loans	(968)	(701)	(815)
Other long-term investments	(904)	(1,137)	(920)
Short-term investments	(17,854)	(12,179)	(7,682)
Acquisitions, net of cash acquired	(147)	(100)	724
Due to/from parent and affiliates	(344)	(610)	(334)
Other, net	(414)	(151)	(94)

Cash flows from (used in) investing activities	2,450	(1,180)	(6,837)

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders’ account deposits	20,187	17,871	20,323
Policyholders’ account withdrawals	(18,956)	(17,824)	(19,741)
Net change in securities sold under agreements to repurchase and cash collateral for loaned securities	(5,944)	(1,786)	575
Net change in financing arrangements (maturities of 90 days or less)	(3,410)	(745)	436
Proceeds from the issuance of debt (maturities longer than 90 days)	7,534	3,463	3,851
Repayments of debt (maturities longer than 90 days)	(3,636)	(2,429)	(2,122)
Excess tax benefits from share-based payment arrangements	9	40	39
Capital contribution from parent	594	—	143
Dividend to parent	(1,523)	(1,870)	(2,488)
Other, net	(52)	(18)	—

Cash flows from (used in) financing activities	(5,197)	(3,298)	1,016

Effect of foreign exchange rate changes on cash balances	—	(6)	2
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	3,253	(862)	320
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	4,870	5,732	5,412

CASH AND CASH EQUIVALENTS, END OF YEAR	$8,123	$4,870	$5,732

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes (received) paid	$379	$57	$(487)

Interest paid	$631	$974	$796

NON-CASH TRANSACTIONS DURING THE YEAR
Impact on Company’s investment in Wachovia Securities due to addition of AG Edwards business, net of tax	$1,041	$—	$—

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

1. BUSINESS

The Prudential Insurance Company of America (“Prudential Insurance”), together with its subsidiaries (collectively, the “Company”), is a wholly owned subsidiary of Prudential Holdings, LLC (“Prudential Holdings”), which is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). The Company has organized its operations into the Closed Block Business and the Financial Services Businesses. The Closed Block Business consists principally of the Closed Block (see Note 11); assets held outside the Closed Block that Prudential Insurance needs to hold to meet capital requirements related to the Closed Block policies and invested assets held outside the Closed Block that represent the difference between the Closed Block Assets and Closed Block Liabilities and the interest maintenance reserve (collectively, “Surplus and Related Assets”); deferred policy acquisition costs related to Closed Block policies; and certain other related assets and liabilities. Its Financial Services Businesses consist primarily of non-participating individual life insurance, annuities, group insurance, retirement-related services and global commodities sales and trading. The Company also holds an equity method investment in the retail securities brokerage joint venture Wachovia Securities Financial Holdings, LLC (“Wachovia Securities”).

Current Market Conditions

Some of the Company’s operations have been materially adversely affected by the adverse conditions in the global financial markets and economic conditions generally. The Company’s results of operations and financial condition may be further adversely affected, possibly materially, if these conditions persist and deteriorate. These economic conditions include, but are not limited to:

•

A period of extreme volatility and limited market liquidity, particularly in the global fixed-income markets, which has lead to decreased liquidity, increased price volatility, credit downgrade events, depressed valuations and increased probability of default;

•

Markets in the United States and elsewhere have experienced extreme and unprecedented volatility and disruption which has adversely impacted Prudential Financial’s and the Company’s liquidity, access to capital and cost of capital. A continuation or further deterioration in these conditions may further impact Prudential Financial’s and the Company’s liquidity, access to capital or cost of capital;

•

Current market conditions have impacted the Company’s businesses and profitability and a continuation or further deterioration of these conditions would further affect the Company businesses and profitability. These impacts may include:

•	Profitability of many of the Company’s insurance products which are dependent in part on the value of the separate accounts supporting these products;
•

Guaranteed minimum benefits contained in many of the Company’s variable annuity products may be higher than the current account value or pricing assumptions would support requiring further material increases to reserves for such products and may cause customers to retain contracts in force in order to benefit from the guarantees, thereby increasing the cost to the Company;

•

The Company impaired value of business acquired (“VOBA”) of $234 million during 2008, reflective of market conditions. Market conditions also impacted the amortization of deferred policy acquisition costs, or DAC. Continued or further market deterioration could result in additional acceleration of amortization of DAC or VOBA, as well as an impairment of goodwill.

•

Prudential Financial, Prudential Insurance and Prudential Funding, the commercial paper subsidiary of Prudential Insurance, have experienced downgrades in their insurance claims-paying rating and credit ratings issued by rating agencies, including most recently a downgrade of Prudential Insurance’s insurance claims-paying ratings to “A2” from “Aa3,” by Moody’s on March 18, 2009. Prudential Financial, Prudential Insurance or Prudential Funding may experience further ratings downgrades. Credit and claims-paying ratings are important factors in Prudential Financial’s, Prudential Insurance’s or Prudential Funding’s ability to issue debt and the cost of such financing, potential collateral posting requirements, ability to market products and may impact the level of surrender activity on products Prudential Insurance has issued.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Demutualization and Destacking

On December 18, 2001 (the “date of demutualization”), the Company converted from a mutual life insurance company to a stock life insurance company and became a direct, wholly owned subsidiary of Prudential Holdings, which became a direct, wholly owned subsidiary of Prudential Financial.

Concurrent with the demutualization, the Company completed a corporate reorganization (the “destacking”) whereby various subsidiaries (and certain related assets and liabilities) of the Company were dividended so that they became wholly owned subsidiaries of Prudential Financial rather than of the Company.

Contribution of Prudential Securities Group, LLC

During the fourth quarter of 2008, Prudential Financial contributed Prudential Securities Group, LLC to the Company. Prudential Securities Group, LLC holds the investment in the Wachovia Securities joint venture as well as wholly owned subsidiaries, principally global commodities sales and trading operations. These financial statements have been restated to reflect this contribution retrospectively for all periods presented. The following tables provide the impact on Net Income and Total Stockholders’ Equity of this contribution.

	Year Ended December 31,

	2007	2006

	(in millions)
Net Income:
As originally reported	$1,657	$1,797
Restated to reflect contribution	$1,939	$1,971

	Year Ended December 31,

	2007	2006	2005

	(in millions)
Total Stockholders’ Equity:
As originally reported	$17,165	$16,520	$17,699
Restated to reflect contribution	$18,070	$17,677	$18,557

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Consolidated Financial Statements include the accounts of Prudential Insurance, entities over which the Company exercises control, including majority-owned subsidiaries and minority-owned entities such as limited partnerships in which the Company is the general partner, and variable interest entities in which the Company is considered the primary beneficiary. See Note 5 for more information on the Company’s consolidated variable interest entities. The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; measurement of goodwill and any related impairment; valuation of business acquired and its amortization; valuation of investments including derivatives (in the absence of quoted market values) and the recognition of other-than-temporary impairments; future policy benefits including guarantees; pension and other postretirement benefits; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Investments and Investment-Related Liabilities

The Company’s principal investments are fixed maturities; trading account assets; equity securities; commercial mortgage and other loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships, and real estate; and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available for sale” are carried at fair value. See Note 19 for additional information regarding fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount is included in “Net investment income” under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For asset-backed and mortgage-backed securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows. The amortized cost of fixed maturities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as “available for sale,” net of tax, and the effect on deferred policy acquisition costs, valuation of business acquired, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).”

“Trading account assets supporting insurance liabilities, at fair value” includes invested assets that support certain products which are experience rated, meaning that the investment results associated with these products are expected to ultimately accrue to contractholders. Realized and unrealized gains and losses for these investments are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”

“Other trading account assets, at fair value” consist primarily of investments and certain derivatives used by the Company either in its capacity as a broker-dealer or for asset and liability management activities. These instruments are carried at fair value. Realized and unrealized gains and losses on other trading account assets are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”

Equity securities available for sale are comprised of common stock, mutual fund shares, non-redeemable preferred stock, and perpetual preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax and the effect on deferred policy acquisition costs, valuation of business acquired, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).” The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in “Net investment income” when declared.

Commercial mortgage and other loans originated and held for investment are generally carried at unpaid principal balances, net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances. Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, is included in “Net investment income.” The allowance for losses provides for the risk of credit losses inherent in the lending process and includes a loan specific reserve for each non-performing loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. Non-performing loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. These loans are measured at the present value of expected future cash flows discounted at the loan’s effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on non-performing loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income, based on the Company’s assessment as to the collectibility of the principal. The Company discontinues accruing interest on non-performing loans after the loans are 90 days delinquent as to principal or interest, or earlier when the Company has doubts about collectibility. When a

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

loan is deemed non-performing, any accrued but uncollectible interest is charged to interest income in the period the loan is deemed non-performing. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company’s past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors. The gains and losses from the sale of loans, which are recognized when the Company relinquishes control over the loans, as well as changes in the allowance for loan losses, are reported in “Realized investment gains (losses), net.”

Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned.

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value. Securities repurchase and resale agreements are collateralized by cash, U.S. government and government agency securities. Securities loaned are collateralized principally by cash and U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions executed within the insurance companies and broker-dealer subsidiaries used to earn spread income are reported as “Net investment income;” however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”). Income and expenses related to these transactions executed within the Company’s derivative dealer operations are reported in “Other income.”

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

Other long-term investments consist of the Company’s investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are generally accounted for using the equity method of accounting. In certain instances in which the Company’s partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies, the Company applies the cost method of accounting. The Company’s income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company’s investment in operating joint ventures, is included in “Net investment income.” The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for other-than-temporary impairment), the Company uses financial information provided by the investee, which is generally received on a one quarter lag. The Company consolidates joint ventures and limited partnerships in certain other instances where it is deemed to exercise control, or is considered the primary beneficiary of a variable interest entity. The Company’s net income from consolidated joint ventures and limited partnerships is included in the respective revenue and expense line items depending on the activity of the consolidated entity.

The Company’s wholly-owned investment real estate consists of real estate which the Company has the intent to hold for the production of income as well as real estate held for sale. Real estate which the Company has the intent to hold for the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

production of income is carried at depreciated cost less any writedowns to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. Real estate held for sale is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. An impairment loss is recognized when the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Decreases in the carrying value of investment real estate held for the production of income due to other-than-temporary impairments are recorded in “Realized investment gains (losses), net.” Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in “Net investment income.” In the period a real estate investment is deemed held for sale and meets all of the discontinued operation criteria, the Company reports all related net investment income and any resulting investment gains and losses as discontinued operations for all periods presented.

Short-term investments primarily consist of investments in certain money market funds as well as highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased, other than those debt instruments meeting this definition that are included in “Trading account assets supporting insurance liabilities, at fair value.” These investments are generally carried at fair value.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for other than temporary impairments. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, recoveries of principal on previously impaired securities, provisions for losses on commercial mortgage and other loans, fair value changes on embedded derivatives and derivatives that do not qualify for hedge accounting treatment, except those derivatives used in the Company’s capacity as a broker or dealer.

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest rate related, including general credit spread widening); (3) the Company’s ability and intent to hold the investment for a period of time to allow for a recovery of value; and (4) the financial condition of and near-term prospects of the issuer. In addition, for its impairment review of asset-backed fixed maturity securities with a credit rating below AA, the Company forecasts its best estimate of the prospective future cash flows of the security to determine if the present value of those cash flows, discounted using the effective yield of the most recent interest accrual rate, has decreased from the previous reporting period. When a decrease from the prior reporting period has occurred and the security’s fair value is less than its carrying value, the carrying value of the security is reduced to its fair value, with a corresponding charge to earnings. The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income in future periods based upon the amount and timing of expected future cash flows of the security, if the recoverable value of the investment based upon reasonably estimable cash flow is greater than the carrying value of the investment after the impairment.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets supporting insurance liabilities, at fair value.”

Deferred Policy Acquisition Costs

Costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such deferred policy acquisition costs (“DAC”) include commissions, costs of policy issuance and underwriting, and variable field office expenses. In each reporting period, capitalized DAC is amortized to “General and administrative expense,” net of the accrual of imputed interest on DAC balances. DAC is subject to recoverability testing at the end of each reporting period to ensure that the capitalized amounts do not exceed the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

present value of anticipated gross profits. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss).”

For traditional participating life insurance included in the Closed Block, DAC is amortized over the expected life of the contracts (up to 45 years) in proportion to gross margins based on historical and anticipated future experience, which is evaluated regularly. The effect of changes in estimated gross margins on unamortized deferred acquisition costs is reflected in “General and administrative expenses” in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive and variable life products and fixed and variable deferred annuity products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 99 years) in proportion to gross profits arising principally from investment results, mortality and expense margins, surrender charges and the performance of hedging programs based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach to derive the future rate of return assumptions. However, if the projected future rate of return calculated using this approach is greater than the maximum future rate of return assumption, the maximum future rate of return is utilized. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in “General and administrative expenses” in the period such estimated gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

For group annuity contracts and group corporate- and trust-owned life insurance contracts, acquisition expenses are deferred and amortized over the expected life of the contracts in proportion to gross profits. For group and individual long-term care contracts, acquisition expenses are deferred and amortized in proportion to gross premiums. For single premium immediate annuities with life contingencies, and single premium group annuities and single premium structured settlements with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract. For funding agreement notes contracts, single premium structured settlement contracts without life contingencies, and single premium immediate annuities without life contingencies, acquisition expenses are deferred and amortized over the expected life of the contracts using the interest method. For other group life and disability insurance contracts and guaranteed investment contracts, acquisition costs are expensed as incurred.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds that are invested for certain policyholders, pension funds and other customers. The assets consist primarily of equity securities, fixed maturities, real estate related investments, real estate mortgage loans, short-term investments and derivative instruments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholder’s account balance in separate account assets and to a lesser extent borrowings of the separate account. See Note 10 for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate account assets accrue to the policyholders and are not included in the Company’s results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Other income.”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Other Assets and Other Liabilities

Other assets consist primarily of prepaid benefit costs, property and equipment, certain restricted assets, broker-dealer related receivables, trade receivables, goodwill, valuation of business acquired, reinsurance recoverables and the Company’s investments in operating joint ventures, which include the Company’s investment in Wachovia Securities and its indirect investment in China Pacific Insurance (Group) Co., Ltd. (“China Pacific Group”). Other liabilities consist primarily of employee benefit liabilities, broker-dealer related payables, trade payables and reinsurance payables.

Property and equipment are carried at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets, which generally range from 3 to 40 years.

As a result of certain acquisitions and the application of purchase accounting, the Company reports a financial asset representing the valuation of business acquired (“VOBA”). VOBA is determined by estimating the net present value of future cash flows from contracts in force in the acquired business at the date of acquisition. VOBA balances are subject to recoverability testing, in the manner in which it was acquired, at the end of each reporting period to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits. The Company has established a VOBA asset primarily for its acquired deferred annuity, defined contribution and defined benefit businesses. For acquired annuity contracts, future positive cash flows generally include fees and other charges assessed to the contracts as long as they remain in force as well as fees collected upon surrender, if applicable, while future negative cash flows include costs to administer contracts and benefit payments. In addition, future cash flows with respect to acquired annuity business include the impact of future cash flows expected from the guaranteed minimum death and living benefit provisions, including the performance of hedging programs. For acquired defined contribution and defined benefits businesses, contract balances are projected using assumptions for add-on deposits, participant withdrawals, contract surrenders, and investment returns. Gross profits are then determined based on investment spreads and the excess of fees and other charges over the costs to administer the contracts. VOBA is further explicitly adjusted to reflect the cost associated with the capital invested in the business. The Company amortizes VOBA over the effective life of the acquired contracts in “General and administrative expenses.” For acquired annuity contracts, VOBA is amortized in proportion to estimated gross profits arising from the contracts and anticipated future experience, which is evaluated regularly. For acquired defined contribution and defined benefit businesses, the majority of VOBA is amortized in proportion to estimated gross profits arising principally from investment spreads and fees in excess of actual expense based upon historical and estimated future experience, which is updated periodically. The remainder of VOBA is amortized based on estimated gross revenues, fees, or the change in policyholders’ account balances, as applicable. The effect of changes in estimated gross profits on unamortized VOBA is reflected in the period such estimates of expected future profits are revised. See Note 8 for additional information regarding VOBA.

As a result of certain acquisitions, the Company recognizes an asset for goodwill representing the excess of cost over the net fair value of the assets acquired and liabilities assumed. Goodwill is assigned to reporting units at the date the goodwill is initially recorded. Once goodwill has been assigned to reporting units, it no longer retains its association with a particular acquisition, and all of the activities within the reporting unit, whether acquired or organically grown, are available to support the value of the goodwill.

The Company tests goodwill for impairment annually as of December 31. The Company’s reporting units are the Financial Services Businesses and the Closed Block Business. The goodwill impairment analysis is a two-step test that is performed at the reporting unit level. The first step, used to identify potential impairment, involves comparing each reporting unit’s fair value to its carrying value including goodwill. If the fair value of a reporting unit exceeds its carrying value, the applicable goodwill is considered not to be impaired. If the carrying value exceeds fair value, there is an indication of a potential impairment and the second step of the test is performed to measure the amount of impairment.

The second step involves calculating an implied fair value of goodwill for each reporting unit for which the first step indicated impairment. The implied fair value of goodwill is determined in the same manner as the amount of goodwill recognized in a business combination, which is the excess of the fair value of the reporting unit, as determined in the first step, over the aggregate fair values of the individual assets, liabilities and identifiable intangibles as if the reporting unit was being acquired in a business combination. If the implied fair value of goodwill in the “pro forma” business combination accounting as described above exceeds the goodwill assigned to a reporting unit, there is no impairment. If the goodwill assigned to a reporting unit exceeds the implied fair value of the goodwill, an impairment charge is recorded in “General and administrative expenses” for the excess. An impairment loss recognized cannot exceed the amount of goodwill assigned to a reporting unit, and the loss

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Notes to Consolidated Financial Statements

establishes a new basis in the goodwill. Subsequent reversal of goodwill impairment losses is not permitted. Management is required to make significant estimates in determining the fair value of a reporting unit including, but not limited to: projected earnings, comparative market multiples, and the risk rate at which future net cash flows are discounted.

See Note 8 for additional information regarding goodwill.

The Company offers various types of sales inducements to policyholders. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. Sales inducements balances are subject to recoverability testing at the end of each reporting period to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits. The Company records amortization of deferred sales inducements in “Interest credited to policyholders’ account balances.” See Note 10 for additional information regarding sales inducements.

Reinsurance recoverables and payables primarily include receivables and corresponding payables associated with the reinsurance arrangements used to effect the Company’s acquisition of the retirement businesses of CIGNA. The remaining amounts relate to other reinsurance arrangements entered into by the Company. For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. See Note 12 for additional information about the Company’s reinsurance arrangements.

Investments in operating joint ventures, including the Company’s investment in Wachovia Securities, are generally accounted for under the equity method. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. The carrying value of the Company’s ownership interest in Wachovia Securities includes the carrying value of the Company’s “lookback” option, which is discussed further in Note 6. This option is treated as a financial instrument that is neither a derivative instrument nor a security, and is therefore recorded at cost and is subject to review for impairment at the end of each reporting period. See Note 6 for additional information on investments in operating joint ventures.

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For individual traditional participating life insurance products, the mortality and interest rate assumptions applied are those used to calculate the policies’ guaranteed cash surrender values. For life insurance, other than individual traditional participating life insurance, and annuity and disability products, expected mortality and morbidity is generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation. See Note 9 for additional information regarding future policy benefits.

The Company’s liability for future policy benefits also includes a liability for unpaid claims and claim adjustment expenses. The Company does not establish claim liabilities until a loss has occurred. However, unpaid claims and claim adjustment expenses includes estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date. The Company’s liability for future policy benefits also includes net liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 10, and certain unearned revenues.

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Notes to Consolidated Financial Statements

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues. See Note 9 for additional information regarding policyholders’ account balances.

Policyholders’ Dividends

The Company’s liability for policyholders’ dividends includes its dividends payable to policyholders and its policyholder dividend obligation associated with the participating policies included in the Closed Block. The dividends payable for participating policies included in the Closed Block are determined at the end of each year for the following year by the Board of Directors of Prudential Insurance based on its statutory results, capital position, ratings, and the emerging experience of the Closed Block. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected, the components of which are discussed more fully in Note 11.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than interest-sensitive life contracts, and health insurance and long-term care products are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Premiums from non-participating group annuities with life contingencies, single premium structured settlements with life contingencies and single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is deferred and recognized into revenue in a constant relationship to the amount of expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 10. The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 10.

Amounts received as payment for interest-sensitive group and individual life contracts, deferred fixed annuities, structured settlements and other contracts without life contingencies, and participating group annuities are reported as deposits to “Policyholders’ account balances.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of

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Notes to Consolidated Financial Statements

related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC.

For group life, other than interest-sensitive group life contracts, and disability insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies, except for amounts associated with certain modified coinsurance contracts which are reflected in the Company’s financial statements based on the application of the deposit method of accounting. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Other Income

Other income includes asset management fees, which are recognized in the period in which the services are performed, interest earned on affiliated notes receivable, and realized and unrealized gains and losses from investments classified as “trading” such as “Trading account assets supporting insurance liabilities” and “Other trading account assets.”

Foreign Currency

Assets and liabilities of foreign operations and subsidiaries reported in currencies other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related qualifying hedge gains and losses and income taxes, in “Accumulated other comprehensive income (loss).” Gains and losses from foreign currency transactions are reported in either “Accumulated other comprehensive income (loss)” or current earnings in “Other income” depending on the nature of the related foreign currency denominated asset or liability.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or the values of securities or commodities. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models. Values can be affected by changes in interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior, used in valuation models.

Derivatives are used in a non-dealer capacity in insurance and treasury operations to manage the characteristics of the Company’s asset/liability mix, to manage the interest rate and currency characteristics of assets or liabilities and to mitigate the risk of a diminution, upon translation to U.S. dollars, of net investments in foreign operations resulting from unfavorable changes in currency exchange rates. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 20, all realized and unrealized changes in fair value of non-dealer related derivatives, with the exception of the effective portion of cash flow hedges and effective hedges of net investments in foreign operations, are recorded in current earnings. Cash flows from these derivatives are reported in the operating, investing, or financing activities sections in the Consolidated Statements of Cash Flows.

Derivatives are also used in a derivative dealer or broker capacity in the Company’s securities operations to meet the needs of clients by structuring transactions that allow clients to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities and commodities and similarly in a dealer or broker capacity through the operation of certain hedge portfolios. Realized and unrealized changes in fair value of derivatives used in these dealer related operations are included in “Other income” in the periods in which the changes occur. Cash flows from such derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

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Notes to Consolidated Financial Statements

Derivatives are recorded either as assets, within “Other trading account assets,” or “Other long-term investments,” or as liabilities, within “Other liabilities,” in the Consolidated Statements of Financial Position, except for embedded derivatives which are recorded in the Consolidated Statements of Financial Position with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed pursuant to Financial Accounting Standards Board (“FASB”) Interpretation (“FIN”) No. 39 and FASB Staff Position (“FSP”) No. 39-1.

For non-dealer related derivatives the Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); (3) a foreign-currency fair value or cash flow hedge (“foreign currency” hedge); (4) a hedge of a net investment in a foreign operation; or (5) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow, or foreign currency, hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. Hedges of a net investment in a foreign operation are linked to the specific foreign operation.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement, generally in “Realized investment gains (losses), net.” When swaps are used in hedge accounting relationships, periodic settlements are recorded in the same income statement line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in “Accumulated other comprehensive income (loss)” until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

When a derivative is designated as a foreign currency hedge and is determined to be highly effective, changes in its fair value are recorded in either current period earnings or “Accumulated other comprehensive income (loss),” depending on whether the hedge transaction is a fair value hedge (e.g., a hedge of a recognized foreign currency asset or liability) or a cash flow hedge (e.g., a foreign currency denominated forecasted transaction). When a derivative is used as a hedge of a net investment in a foreign operation, its change in fair value, to the extent effective as a hedge, is recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss).”

If it is determined that a derivative no longer qualifies as an effective fair value or cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of “Accumulated other comprehensive income (loss)” related to discontinued cash flow hedges is amortized to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Any asset or liability that was recorded pursuant to recognition of the firm commitment is

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Notes to Consolidated Financial Statements

removed from the balance sheet and recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in “Accumulated other comprehensive income (loss)” pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Other trading account assets,” at fair value.

Short-Term and Long-Term Debt

Liabilities for short-term and long-term debt are carried at an amount equal to unpaid principal balance, net of unamortized discount or premium. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term items the Company intends to refinance on a long-term basis in the near term. See Note 13 for additional information regarding short-term and long-term debt.

Income Taxes

The Company and its eligible domestic subsidiaries file a consolidated federal income tax return with Prudential Financial that includes both life insurance companies and non-life insurance companies. Subsidiaries operating outside the U.S. are taxed, and income tax expense is recorded, based on applicable foreign statutes.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

New Accounting Pronouncements

In January 2009, the FASB issued FSP EITF 99-20-1, “Amendments to the Impairment Guidance of EITF Issue No. 99-20.” This FSP revises other-than-temporary-impairment guidance for beneficial interests in securitized financial assets that are within the scope of Issue 99-20. This FSP is effective for interim and annual reporting periods ending after December 15, 2008. Accordingly, the Company adopted this guidance effective December 31, 2008. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position or results of operations.

In December 2008, the FASB issued FSP FAS 140-4 and FIN 46(R)-8, “Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities.” This FSP requires enhanced disclosures about transfers of financial assets and interests in variable interest entities. This FSP is effective for interim and annual reporting periods ending after December 15, 2008. Accordingly, the Company adopted this guidance effective December 31, 2008. Since this FSP requires only additional disclosures concerning transfers of financial assets and interests in variable interest entities, adoption of the FSP did not affect the Company’s consolidated financial position or results of operations. The disclosures required by this FSP are provided in Note 5.

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Notes to Consolidated Financial Statements

In October 2008, the FASB issued FSP FAS 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active.” This FSP clarifies the application of SFAS No. 157 in a market that is not active and applies to financial assets within the scope of accounting pronouncements that require or permit fair value measurements in accordance with SFAS No. 157. The FSP is effective upon issuance, including prior periods for which financial statements have not been issued. Accordingly, the Company adopted this guidance effective September 30, 2008. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position or results of operations.

In September 2008, the FASB issued FSP FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees” an amendment of FASB Statement No. 133 and FASB Interpretation No. 45. This FSP requires sellers of credit derivatives and certain guarantees to disclose (a) the nature of the credit derivative, the reason(s) for entering into the credit derivative, approximate term, performance triggers, and the current status of the performance risk; (b) the undiscounted maximum potential amount of future payments the seller could be required to make before considering any recoveries from recourse provisions or collateral; (c) the credit derivative’s fair value; (d) the nature of any recourse provisions and any collateral assets held to ensure performance. This FSP also requires the above disclosures for hybrid instruments that contain embedded derivatives and amends paragraph 13 of FIN 45 to require disclosure of the current status of the guarantee’s performance risk. This FSP is effective for interim and annual reporting periods ending after December 15, 2008. Accordingly, the Company adopted this guidance effective December 31, 2008. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position or results of operations. The disclosures required by this FSP are provided in Note 20.

In September 2008, the FASB EITF reached consensus on EITF Issue No. 08-5, “Issuer’s Accounting for Liabilities Measured at Fair Value with a Third-Party Credit Enhancement.” The consensus concluded that (a) the issuer of a liability (including debt) with a third-party credit enhancement that is inseparable from the liability, shall not include the effect of the credit enhancement in the fair value measurement of the liability; (b) the issuer shall disclose the existence of any third-party credit enhancement on such liabilities, and (c) in the period of adoption the issuer shall disclose the valuation techniques used to measure the fair value of such liabilities and disclose any changes from valuation techniques used in prior periods. This guidance is effective for the Company on a prospective basis on January 1, 2009. The Company’s adoption of this guidance is not expected to have a material effect on the Company’s consolidated financial position or results of operations.

In April 2008, the FASB issued FSP FAS 142-3, “Determination of the Useful Life of Intangible Assets.” This FSP amends the list of factors an entity should consider in developing renewal or extension assumptions used to determine the useful life of recognized intangible assets under SFAS No. 142. The new guidance applies to (1) intangible assets that are acquired individually or with a group of other assets and (2) intangible assets acquired in both business combinations and asset acquisitions. This FSP is effective for fiscal years and interim periods beginning after December 15, 2008, with the guidance for determining the useful life of a recognized intangible asset being applied prospectively to intangible assets acquired after the effective date and the disclosure requirements being applied prospectively to all intangible assets recognized as of, and after, the effective date. The Company’s adoption of this guidance is not expected to have a material effect on the Company’s consolidated financial position or results of operations.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities” an amendment of SFAS No. 133. This statement amends and expands the disclosure requirements for derivative instruments and hedging activities by requiring companies to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under FASB Statement No. 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. The Company will adopt this guidance effective January 1, 2009. The Company’s adoption of this guidance is not expected to have a material effect on the Company’s consolidated financial position or results of operations.

In February 2008, the FASB issued FSP FAS 140-3, “Accounting for Transfers of Financial Assets and Repurchase Financing Transactions.” The FSP provides recognition and derecognition guidance for a repurchase financing transaction, which is a repurchase agreement that relates to a previously transferred financial asset between the same counterparties, that is entered into contemporaneously with or in contemplation of, the initial transfer. The FSP is effective for fiscal years beginning after November 15, 2008. The FSP is to be applied prospectively to new transactions entered into after the adoption date. The Company will adopt this guidance effective January 1, 2009. The Company is currently assessing the impact of this FSP on the Company’s consolidated financial position and results of operations.

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Notes to Consolidated Financial Statements

In February 2008, the FASB issued FSP FAS 157-2, “Effective Date of FASB Statement No. 157.” This FSP applies to nonfinancial assets and nonfinancial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). FSP FAS 157-2 delays the effective date of SFAS No. 157 for these items to fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Company will adopt this guidance effective January 1, 2009. The Company’s adoption of this guidance is not expected to have a material effect on the Company’s consolidated financial position or results of operations.

In January 2008, the FASB issued Statement No. 133 Implementation Issue No. E23, “Hedging—General: Issues Involving the Application of the Shortcut Method under Paragraph 68.” Implementation Issue No. E23 amends Statement No. 133, paragraph 68 with respect to the conditions that must be met in order to apply the shortcut method for assessing hedge effectiveness. This implementation guidance was effective for hedging relationships designated on or after January 1, 2008. The Company’s adoption of this guidance effective January 1, 2008 did not have a material effect on the Company’s consolidated financial position or results of operations.

In December 2007, the FASB issued SFAS No. 141R, “Business Combinations.” This statement, which addresses the accounting for business acquisitions, is effective for fiscal years beginning on or after December 15, 2008, with early adoption prohibited, and generally applies to business acquisitions completed after December 31, 2008. Among other things, the new standard requires that all acquisition-related costs be expensed as incurred, and that all restructuring costs related to acquired operations be expensed as incurred. This new standard also addresses the current and subsequent accounting for assets and liabilities arising from contingencies acquired or assumed and, for acquisitions both prior and subsequent to December 31, 2008, requires the acquirer to recognize changes in the amount of its deferred tax benefits that are recognizable because of a business combination either in income from continuing operations in the period of the combination or directly in contributed capital, depending on the circumstances. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position or results of operations, but may have an effect on the accounting for future business combinations.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements.” SFAS No. 160 will change the accounting for minority interests, which will be recharacterized as noncontrolling interests and classified by the parent company as a component of equity. The Company will adopt this guidance effective January 1, 2009. Upon adoption, SFAS No. 160 requires retroactive adoption of the presentation and disclosure requirements for existing minority interests and prospective adoption for all other requirements. The Company’s adoption of this guidance is not expected to have a material effect on the Company’s consolidated financial position or results of operations, but will affect financial statement presentation and disclosure.

In April 2007, the FASB issued FSP FIN 39-1, “Amendment of FASB Interpretation No. 39.” FSP FIN 39-1 modifies FIN No. 39, “Offsetting of Amounts Related to Certain Contracts,” and permits companies to offset cash collateral receivables or payables with net derivative positions under certain circumstances. This FSP is effective for fiscal years beginning after November 15, 2007 and is required to be applied retrospectively to financial statements for all periods presented. The Company’s adoption of this guidance effective January 1, 2008 did not have a material effect on the Company’s consolidated financial position or results of operations.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities.” This statement provides companies with an option to report selected financial assets and liabilities at fair value, with the associated changes in fair value reflected in the Consolidated Statements of Operations. The Company’s adoption of this guidance effective January 1, 2008 did not have a material effect on the Company’s consolidated financial position or results of operations.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This statement defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. This statement does not change which assets and liabilities are required to be recorded at fair value, but the application of this statement could change practices in determining fair value. The Company adopted this guidance effective January 1, 2008. See Note 19 for more information on SFAS No. 157.

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Notes to Consolidated Financial Statements

In September 2006, the FASB issued SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans” an amendment of FASB Statements No. 87, 88, 106 and 132(R). This statement requires an employer on a prospective basis to recognize the overfunded or underfunded status of its defined benefit pension and postretirement plans as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through other comprehensive income. The Company adopted this requirement, along with the required disclosures, on December 31, 2006. SFAS No. 158 also requires an employer on a prospective basis to measure the funded status of its plans as of its fiscal year-end. This requirement is effective for fiscal years ending after December 15, 2008. The Company adopted this guidance on December 31, 2008 and the impact of changing from a September 30 measurement date to a December 31 measurement date was a net after-tax increase to retained earnings of $27 million.

In July 2006, the FASB issued FSP SFAS 13-2, “Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction,” an amendment of FASB Statement No. 13. FSP SFAS 13-2 indicates that a change or projected change in the timing of cash flows relating to income taxes generated by a leveraged lease would require a recalculation of cumulative and prospective income recognition associated with the transaction. FSP SFAS 13-2 is effective for fiscal years beginning after December 15, 2006. The Company adopted FSP SFAS 13-2 on January 1, 2007 and the adoption resulted in a net after-tax reduction to retained earnings of $84 million, as of January 1, 2007.

In June 2006, the FASB issued FIN No. 48, “Accounting for Uncertainty in Income Taxes,” an Interpretation of FASB Statement No. 109. See Note 16 for details regarding the adoption of this pronouncement on January 1, 2007.

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Instruments.” This statement eliminates an exception from the requirement to bifurcate an embedded derivative feature from beneficial interests in securitized financial assets. The Company has used this exception for investments the Company has made in securitized financial assets in the normal course of operations, and thus previous to the adoption of this standard has not had to consider whether such investments contain an embedded derivative. The new requirement to identify embedded derivatives in beneficial interests will be applied on a prospective basis only to beneficial interests acquired, issued, or subject to certain remeasurement conditions after the adoption of the guidance. This statement also provides an election, on an instrument by instrument basis, to measure at fair value an entire hybrid financial instrument that contains an embedded derivative requiring bifurcation, rather than measuring only the embedded derivative on a fair value basis. If the fair value election is chosen, changes in unrealized gains and losses are reflected in the Consolidated Statements of Operations. The Company adopted this guidance effective January 1, 2007. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position or results of operations.

In September 2005, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants issued Statement of Position (“SOP”) 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts.” SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs, including deferred policy acquisition costs, valuation of business acquired and deferred sales inducements, on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract, and was effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company adopted SOP 05-1 on January 1, 2007, which resulted in a net after-tax reduction to retained earnings of $10 million.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

3. DISCONTINUED OPERATIONS

Results of operations of discontinued businesses, including charges upon disposition, for the years ended December 31, are as follows:

	2008	2007	2006

	(in millions)
Real estate investments sold or held for sale (1)	$2	$40	$97
Equity sales, trading and research operations	—	—	6
Canadian IWP and IH operations (2)	—	—	(10)
International securities operations	(1)	8	(8)
Healthcare operations (3)	2	14	29
Other	—	—	(4)

Income from discontinued operations before income taxes	3	62	110
Income tax expense (benefit)	(2)	(2)	35

Income from discontinued operations, net of taxes	$5	$64	$75

The Company’s Consolidated Statements of Financial Position include total assets and total liabilities related to discontinued businesses of $45 million and $8 million, respectively, at December 31, 2008, and $234 million and $57 million, respectively, at December 31, 2007.

(1)	Reflects the income or loss from discontinued real estate investments, primarily related to gains recognized on the sale of real estate properties.
(2)

In the third quarter of 2006, the Company entered into a reinsurance transaction related to its Canadian Intermediate Weekly Premium (“IWP”) and Individual Health (“IH”) operations, which resulted in these operations being accounted for as discontinued operations.

(3)

The sale of the Company’s healthcare business to Aetna was completed in 1999. The loss the Company previously recorded upon the disposal of its healthcare business was reduced in each of the years ended December 31, 2008, 2007 and 2006. The reductions were primarily the result of favorable resolution of certain legal, regulatory and contractual matters.

Charges recorded in connection with the disposals of businesses include estimates that are subject to subsequent adjustment. It is possible that such adjustments might be material to future results of operations of a particular annual period.

4. ACQUISITIONS

Acquisition of a portion of Union Bank of California’s Retirement Business

On December 31, 2007, the Company acquired a portion of the Union Bank of California, N.A’s retirement business for $100 million of cash consideration. In recording the transaction, the entire purchase price was allocated to other intangibles, which are reflected in “Other assets.”

Acquisition of The Allstate Corporation’s Variable Annuity Business

On June 1, 2006 (the “date of acquisition”), the Company acquired the variable annuity business of The Allstate Corporation (“Allstate”) through a reinsurance transaction for $635 million of total consideration, consisting primarily of a $628 million ceding commission. The reinsurance arrangements with Allstate include a coinsurance arrangement associated with the general account liabilities assumed and a modified coinsurance arrangement associated with the separate account liabilities assumed. The assets acquired and liabilities assumed have been included in the Company’s Consolidated Financial Statements as of the date of acquisition. The Company’s results of operations include the results of the acquired variable annuity business beginning from the date of acquisition. The assets acquired included primarily cash of $1.4 billion that was subsequently used to purchase investments; VOBA of $648 million that represents the present value of future profits embedded in the acquired contracts; and $97 million of goodwill. The liabilities assumed included primarily a liability for variable annuity contractholders’ account balances of $1.5 billion associated with the coinsurance agreement. The assets acquired and liabilities assumed also included a reinsurance receivable from Allstate and a reinsurance payable to Allstate, each in the amount of $14.8 billion. The reinsurance payable, which represents the Company’s obligation under the modified coinsurance arrangement, is netted with the reinsurance

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

receivable in the Company’s Consolidated Statement of Financial Position. Pro forma information for this acquisition is omitted as the impact is not material.

See Note 8 for information regarding VOBA impairments recorded during 2008.

Acquisition of CIGNA Corporation’s Retirement Business

On April 1, 2004, the Company acquired the retirement business of CIGNA for cash consideration of $2.1 billion. Concurrent with the acquisition, the Company entered into reinsurance arrangements with CIGNA to effect the transfer of the business included in the transaction.

The Company has assumed the liabilities and received the related assets associated with the coinsurance-with-assumption arrangement related to the acquired general account defined contribution and defined benefit plan contracts and the modified-coinsurance-with-assumption arrangement related to the majority of the acquired separate account contracts. The Company has substantially completed the process of requesting customers to agree to substitute CIGNA with a wholly owned subsidiary of the Company in these contracts.

CIGNA retained the assets and liabilities associated with the modified-coinsurance-without-assumption arrangement related to the remaining acquired separate account contracts, but has ceded the net profits or losses and the associated net cash flows to the Company for the remaining lives of the contracts. The reinsurance recoverable and reinsurance payable associated with this arrangement are discussed in more detail in Note 12.

In addition, as an element of the acquisition, the Company had the right, beginning two years after the acquisition, to commute the modified-coinsurance-with-assumption arrangement related to the acquired defined benefit guaranteed-cost contracts in exchange for cash consideration from CIGNA. Effective April 1, 2006, the Company reached an agreement with CIGNA to convert the modified-coinsurance-with-assumption arrangement to an indemnity coinsurance arrangement, effectively retaining the economics of the defined benefit guaranteed-cost contracts for the life of the block of business. Upon conversion, the Company extinguished its reinsurance recoverable and reinsurance payable with CIGNA related to the modified-coinsurance-with-assumption arrangement. Concurrently, the Company assumed $1.7 billion of liabilities from CIGNA under the indemnity coinsurance arrangement and received the related assets.

5. INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) at December 31:

	2008

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$5,470	$1,329	$2	$6,797
Obligations of U.S. states and their political subdivisions	803	26	12	817
Foreign government bonds	1,812	351	61	2,102
Corporate securities	66,941	1,285	7,295	60,931
Asset-backed securities (1)	14,172	99	3,885	10,386
Commercial mortgage-backed securities	10,206	4	1,835	8,375
Residential mortgage-backed securities (2)	7,663	315	130	7,848

Total fixed maturities, available for sale	$107,067	$3,409	$13,220	$97,256

Equity securities, available for sale	$4,378	$239	$987	$3,630

(1)	Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)	Includes publicly traded agency pass-through securities and collateralized mortgage obligations.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	2007

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$5,428	$667	$2	$6,093
Obligations of U.S. states and their political subdivisions	750	55	1	804
Foreign government bonds	1,848	321	4	2,165
Corporate securities	68,464	2,584	1,042	70,006
Asset-backed securities	18,667	62	1,082	17,647
Commercial mortgage-backed securities	9,972	142	30	10,084
Residential mortgage-backed securities	9,678	151	20	9,809

Total fixed maturities, available for sale	$114,807	$3,982	$2,181	$116,608

Equity securities, available for sale	$5,019	$826	$248	$5,597

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2008, is as follows:

	Available for Sale

	Amortized Cost	Fair Value

	(in millions)
Due in one year or less	$4,279	$4,241
Due after one year through five years	21,755	20,292
Due after five years through ten years	23,107	20,893
Due after ten years	25,885	25,221
Asset-backed securities	14,172	10,386
Commercial mortgage-backed securities	10,206	8,375
Residential mortgage-backed securities	7,663	7,848

Total	$107,067	$97,256

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds and related gross investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

	2008	2007	2006

	(in millions)
Fixed maturities, available for sale:
Proceeds from sales	$50,208	$72,029	$73,457
Proceeds from maturities/repayments	9,753	8,746	10,162
Gross investment gains from sales, prepayments and maturities	715	715	701
Gross investment losses from sales and maturities	(524)	(428)	(659)
Fixed maturity and equity security impairments:
Writedowns for impairments of fixed maturities	$(2,060)	$(149)	$(52)
Writedowns for impairments of equity securities	(717)	(35)	(25)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Trading Account Assets Supporting Insurance Liabilities

The following table sets forth the composition of “Trading account assets supporting insurance liabilities” at December 31:

	2008		2007

	Amortized Cost	Fair Value	Amortized Cost	Fair Value

	(in millions)		(in millions)
Short-term investments and cash equivalents	$1,232	$1,232	$554	$554
Fixed maturities:
U.S. government authorities and agencies and obligations of U.S. states	34	35	23	23
Foreign government bonds	8	8	23	23
Corporate securities	8,803	7,963	7,526	7,490
Asset-backed securities	915	635	1,266	1,207
Commercial mortgage-backed securities	2,335	2,092	2,625	2,644
Residential mortgage-backed securities	708	684	1,148	1,136

Total fixed maturities	12,803	11,417	12,611	12,523
Equity securities	163	68	227	196

Total trading account assets supporting insurance liabilities	$14,198	$12,717	$13,392	$13,273

Net change in unrealized gains (losses) from trading account assets supporting insurance liabilities still held at period end, recorded within “Other income” were $(1,362) million, $139 million and $58 million during the years ended December 31, 2008, 2007 and 2006 respectively.

Commercial Mortgage and Other Loans

The Company’s commercial mortgage and other loans are comprised as follows at December 31:

	2008		2007

	Amount (in millions)	% of Total	Amount (in millions)	% of Total

Commercial mortgage loans by property type
Office buildings	$5,593	20.2%	$5,144	20.5
Retail stores	5,102	18.5%	3,787	15.1
Apartment complexes	5,065	18.3%	4,869	19.5
Industrial buildings	6,255	22.6%	5,952	23.8
Agricultural properties	1,967	7.1%	2,136	8.5
Hospitality	1,528	5.5%	1,615	6.5
Other	2,143	7.8%	1,537	6.1

Total commercial mortgage loans	27,653	100.0%	25,040	100.0

Valuation allowance	(168)		(84)

Total net commercial mortgage loans	27,485		24,956

Other loans
Uncollateralized loans	220		—
Collateralized by residential properties	12		16
Other collateralized loans	—		—

Total other loans	232		16
Valuation allowance	—		—

Total net other loans	232		16

Total commercial mortgage and other loans	$27,717		$24,972

The commercial mortgage and other loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (24%) and New York (9%) at December 31, 2008.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Activity in the allowance for losses for all commercial mortgage and other loans, for the years ended December 31, is as follows:

	2008	2007	2006

	(in millions)
Allowance for losses, beginning of year	$84	$97	$94
Addition to/(Release of) allowance for losses	84	(13)	5
Charge-offs, net of recoveries	—	—	(2)

Allowance for losses, end of year	$168	$84	$97

Non-performing commercial mortgage and other loans identified in management’s specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

	2008	2007

	(in millions)
Non-performing commercial mortgage and other loans with allowance for losses	$17	$—
Non-performing commercial mortgage and other loans with no allowance for losses	364	19
Allowance for losses, end of year	(6)	—

Net carrying value of non-performing commercial mortgage and other loans	$375	$19

Non-performing commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. The average recorded investment in non-performing loans before allowance for losses was $208 million, $17 million and $19 million for 2008, 2007 and 2006, respectively. Net investment income recognized on these loans totaled $23 million, $1 million and $3 million for the years ended December 31, 2008, 2007 and 2006, respectively.

Other Long-term Investments

“Other long-term investments” are comprised as follows at December 31:

	2008	2007

	(in millions)
Joint ventures and limited partnerships:
Real estate related	$664	$642
Non real estate related	1,899	1,755

Total joint ventures and limited partnerships	2,563	2,397
Other	950	752

Total other long-term investments	$3,513	$3,149

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Equity Method Investments

The following tables set forth summarized combined financial information for significant joint ventures and limited partnership interests accounted for under the equity method, including the Company’s investment in operating joint ventures that are discussed in more detail in Note 6. The amounts in the tables below reflect changes in the activities within the joint ventures and limited partnerships, as well as changes in the Company’s level of investment in such entities.

	At December 31,

	2008	2007

	(in millions)
STATEMENTS OF FINANCIAL POSITION
Investments in real estate	$3,083	$4,551
Investments in securities	14,447	11,409
Cash and cash equivalents	569	576
Receivables	8,474	8,216
Property and equipment	136	107
Other assets(1)	2,095	2,746

Total assets	$28,804	$27,605

Borrowed funds-third party	$2,864	$2,760
Borrowed funds-Prudential Insurance	417	417
Payables	6,399	6,534
Other liabilities(2)	1,841	1,599

Total liabilities	11,521	11,310
Partners’ capital	17,283	16,295

Total liabilities and partners’ capital	$28,804	$27,605

Equity in partners’ capital included above	$3,793	$3,422
Equity in limited partnership interests not included above	217	347

Carrying value	$4,010	$3,769

(1)	Other assets consist of goodwill, intangible assets and other miscellaneous assets.
(2)	Other liabilities consist of securities repurchase agreements and other miscellaneous liabilities.

	2008	2007	2006

	(in millions)
STATEMENTS OF OPERATIONS
Income from real estate investments	$54	$75	$10
Income from securities investments	2,980	5,430	5,122
Income from other	12	7	27
Interest expense-third party	(510)	(360)	(395)
Depreciation	(10)	(1)	(14)
Management fees/salary expenses	(2,790)	(2,378)	(2,191)
Other expenses	(1,699)	(1,418)	(1,483)

Net earnings (losses)	$(1,963)	$1,355	$1,076

Equity in net earnings (losses) included above	(398)	451	346
Equity in net earnings (losses) of limited partnership interests not included above	(18)	39	62

Total equity in net earnings (losses)	$(416)	$490	$408

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

	2008	2007	2006

	(in millions)
Fixed maturities, available for sale	$6,600	$7,331	$7,054
Equity securities, available for sale	227	215	200
Trading account assets	741	708	642
Commercial mortgage and other loans	1,670	1,504	1,432
Policy loans	464	455	437
Short-term investments and cash equivalents	277	464	446
Other long-term investments	(10)	459	426

Gross investment income	9,969	11,136	10,637
Less investment expenses	(719)	(1,311)	(1,228)

Net investment income	$9,250	$9,825	$9,409

Carrying value for non-income producing assets included in fixed maturities totaled $243 million at December 31, 2008. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2008.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2008	2007	2006

	(in millions)
Fixed maturities	$(1,869)	$138	$(10)
Equity securities	(754)	342	198
Commercial mortgage and other loans	(85)	2	(18)
Investment real estate	—	1	2
Joint ventures and limited partnerships	(45)	78	117
Derivatives	1,262	(103)	(54)
Other	11	(5)	41

Realized investment gains (losses), net	$(1,480)	$453	$276

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as “available for sale” and certain other long-term investments and other assets are included in the Consolidated Statements of Financial Position as a component of “Accumulated other comprehensive income (loss).” Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the years ended December 31, are as follows:

	Net Unrealized Gains (Losses) On Investments(1)	Deferred Policy Acquisition Costs	Future Policy Benefits	Policyholders’ Dividends	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)

	(in millions)
Balance, December 31, 2005	$5,156	$(163)	$(1,654)	$(2,302)	$(366)	$671
Net investment gains (losses) on investments arising during the period	(825)	—	—	—	297	(528)
Reclassification adjustment for (gains) losses included in net income	(258)	—	—	—	93	(165)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	32	—	—	(11)	21
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	311	—	(109)	202
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	437	(153)	284

Balance, December 31, 2006	4,073	(131)	(1,343)	(1,865)	(249)	485
Net investment gains (losses) on investments arising during the period	(827)	—	—	—	277	(550)
Reclassification adjustment for (gains) losses included in net income	(494)	—	—	—	165	(329)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	27	—	—	(10)	17
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	93	—	(32)	61
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	817	(286)	531
Purchase of fixed maturities from an affiliate	(3)	—	—	—	—	(3)

Balance, December 31, 2007	2,749	(104)	(1,250)	(1,048)	(135)	212
Net investment gains (losses) on investments arising during the period	(15,572)	—	—	—	5,427	(10,145)
Reclassification adjustment for (gains) losses included in net income	2,574	—	—	—	(897)	1,677
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	1,591	—	—	(557)	1,034
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	899	—	(315)	584
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	1,480	(518)	962
Purchase of fixed maturities from an affiliate	(222)	—	—	—	77	(145)

Balance, December 31, 2008	$(10,471)	$1,487	$(351)	$432	$3,082	$(5,821)

(1)	Includes cash flow hedges. See Note 20 for information on cash flow hedges.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The table below presents unrealized gains (losses) on investments by asset class at December 31:

	2008	2007	2006

	(in millions)
Fixed maturities	$(9,811)	$1,801	$3,353
Equity securities	(748)	578	852
Derivatives designated as cash flow hedges(1)	(115)	(211)	(153)
Other investments	203	581	21

Net unrealized gains on investments	$(10,471)	$2,749	$4,073

(1)	See Note 20 for more information on cash flow hedges.

Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, at December 31:

	2008

	Less than twelve months		Twelve months or more		Total

	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses

	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$631	$2	$—	$—	$631	$2
Obligations of U.S. states and their political subdivisions	296	11	7	1	303	12
Foreign government bonds	467	50	26	11	493	61
Corporate securities	30,309	3,708	12,974	3,587	43,283	7,295
Commercial mortgage-backed securities	5,305	1,056	3,001	779	8,306	1,835
Asset-backed securities	4,027	1,664	5,531	2,221	9,558	3,885
Residential mortgage-backed securities	433	93	353	37	786	130

Total	$41,468	$6,584	$21,892	$6,636	$63,360	$13,220

	2007

	Less than twelve months		Twelve months or more		Total

	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses

	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$5,359	$2	$22	$—	$5,381	$2
Obligations of U.S. states and their political subdivisions	431	—	5	—	436	—
Foreign government bonds	1,787	4	6	—	1,793	4
Corporate securities	58,989	711	7,275	332	66,264	1,043
Commercial mortgage-backed securities	8,012	11	1,467	19	9,479	30
Asset-backed securities	14,634	888	2,819	193	17,453	1,081
Residential mortgage-backed securities	8,699	5	897	16	9,596	21

Total	$97,911	$1,621	$12,491	$560	$110,402	$2,181

The gross unrealized losses at December 31, 2008 and 2007 are comprised of $9,995 million and $1,857 million related to investment grade securities and $3,225 million and $324 million related to below investment grade securities, respectively. At December 31, 2008, $8,912 million of the gross unrealized losses represented declines in value of greater than 20%, $8,129 million of which had been in that position for less than six months, as compared to $346 million at December 31, 2007 that represented declines in value of greater than 20%, substantially all of which had been in that position for less than six months. At December 31, 2008, the $6,636 million of gross unrealized losses of twelve months or more were mainly concentrated in asset-backed securities, manufacturing sector of the Company’s corporate securities, and in commercial mortgage-backed securities. At December 31, 2007, the $560 million of gross unrealized losses of twelve months or more were concentrated in asset-backed securities, and in the manufacturing, and utilities sectors of the Company’s corporate securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other than temporary impairments for these

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

securities was not warranted at December 31, 2008 or 2007. Each security is current on its contractual payments, and a detailed analysis of the underlying credit resulted in the determination that there is no evidence of probable credit deterioration that would indicate they would be unable to meet their contractual obligations. The declines in fair value were primarily due to credit spread widening and increased liquidity discounts. In each case, the Company has the ability and intent to hold the security for a period of time to allow for a recovery of value.

Duration of Gross Unrealized Loss Positions for Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by length of time that individual equity securities have been in a continuous unrealized loss position, at December 31:

	2008

	Less than twelve months		Twelve months or more		Total

	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses

	(in millions)
Equity securities, available for sale	$2,182	$971	$29	$16	$2,211	$987

	2007

	Less than twelve months		Twelve months or more		Total

	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses

	(in millions)
Equity securities, available for sale	$4,429	$248	$3	$—	$4,432	$248

At December 31, 2008, $878 million of the gross unrealized losses represented declines of greater than 20%, $738 million of which had been in that position for less than six months. At December 31, 2007, $85 million of the gross unrealized losses represented declines of greater than 20%, substantially all of which had been in that position for less than six months. Securities with a fair value of $29 million and gross unrealized losses of $16 million that have been in a continuous unrealized loss position for twelve months or more as of December 31, 2008 represent perpetual preferred securities, which have characteristics of both debt and equity securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2008 or 2007.

Duration of Gross Unrealized Loss Positions for Cost Method Investments

The following table shows the fair value and gross unrealized losses aggregated by length of time that individual cost method investments have been in a continuous unrealized loss position, at December 31:

	2008

	Less than twelve months		Twelve months or more		Total

	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses

	(in millions)
Cost Method Investments	$150	$16	$63	$5	$213	$21

	2007

	Less than twelve months		Twelve months or more		Total

	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses

	(in millions)
Cost Method Investments	$36	$2	$31	$2	$67	$4

The aggregate cost of the Company’s cost method investments included in “Other long-term investments” totaled $464 million and $353 million at December 31, 2008 and 2007, respectively. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2008 or 2007.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Variable Interest Entities

In the normal course of its activities, the Company enters into relationships with various special purpose entities and other entities that are deemed to be variable interest entities (“VIEs”), in accordance with FIN No. 46(R), “Consolidation of Variable Interest Entities.” A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. If the Company determines that it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns, the Company would be deemed to be the VIE’s “primary beneficiary” and would be required to consolidate the VIE.

Consolidated Variable Interest Entities

The Company is the primary beneficiary of certain VIEs in which the Company has invested, as part of its investment activities, but over which the Company does not exercise control. The Company’s position in the capital structure and/or relative size indicates that the Company is the primary beneficiary. The Company has not provided material financial or other support that was not contractually required to these VIEs. These VIEs are consolidated and reflected in the table below. The table below reflects the carrying amount and balance sheet caption in which the assets of these consolidated VIEs are reported. The liabilities of these consolidated VIEs are included in “Separate account liabilities” and “Other liabilities” and are also reflected in the table below. The creditors of each consolidated VIE have recourse only to the assets of that VIE.

	At December 31,

	2008	2007

	(in millions)
Other long-term investments	6	—
Cash and cash equivalents	4	—
Separate account assets	91	135

Total assets of consolidated VIEs	$101	$135

Total liabilities of consolidated VIEs	$95	$135

In addition, not reflected in the table above, the Company has created a trust that is a VIE, to facilitate Prudential Insurance’s Funding Agreement Notes Issuance Program (“FANIP”). The trust issues medium-term notes secured by funding agreements issued to the trust by Prudential Insurance with the proceeds of such notes. The trust is the beneficiary of an indemnity agreement with the Company that provides that the Company is responsible for any and all costs related to the notes issued with limited exception. As a result, the Company has determined that it is the primary beneficiary of the trust, which is therefore consolidated.

The funding agreements represent an intercompany transaction that is eliminated upon consolidation. However, in recognition of the security interest in such funding agreements, the trust’s medium-term note liability of $7,130 million and $8,535 million at December 31, 2008 and 2007, respectively, is classified on the Consolidated Statements of Financial Position within “Policyholders’ account balances.” Creditors of the trust do have recourse to the Company if the trust fails to make contractual payments on the medium-term notes. The Company has not provided material financial or other support that was not contractually required to the trust.

Significant Variable Interests in Unconsolidated Variable Interest Entities

The Company may invest in debt or equity securities issued by certain asset-backed investment vehicles (commonly referred to as collateralized debt obligations, or “CDOs”) that are managed by an affiliated company. CDOs raise capital by issuing debt securities, and use the proceeds to purchase investments, typically interest-bearing financial instruments. The Company’s maximum exposure to loss resulting from its relationship with unconsolidated CDOs managed by affiliates is limited to its investment in the CDOs, which was $384 million and $44 million at December 31, 2008 and 2007, respectively. These investments are reflected in “Fixed maturities, available for sale.” The fair value of assets held within these unconsolidated VIEs was $3,053 million as of December 31, 2008. There are no liabilities associated with these unconsolidated VIEs on the Company’s balance sheet.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In addition, in the normal course of its activities, the Company will invest in structured investments including VIEs. These structured investments typically invest in fixed income investments and are managed by third parties and include Asset-backed securities, Commercial mortgage-backed securities and Residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has not provided material financial or other support that was not contractually required to these structures. The Company has determined that it is not the primary beneficiary of these structures due to its relative size and position in the capital structure of these entities.

Included among these structured investments are asset-backed securities issued by VIEs that manage investments in the European market. In addition to a stated coupon, each investment provides a return based on the VIE’s portfolio of assets and related investment activity. The market value of these VIEs was approximately $7 billion as of December 31, 2008 and these VIEs were financed primarily through the issuance of notes similar to those purchased by the Company. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives that are bifurcated and marked-to-market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio. The Company’s variable interest in each of these VIEs represents less than 50% of the only class of variable interests issued by the VIE. The Company’s maximum exposure to loss from these interests was $528 million and $908 million at December 31, 2008 and 2007, respectively, which includes the fair value of the embedded derivatives.

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase and collateralized borrowings. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

	2008	2007

	(in millions)
Fixed maturities available for sale	$14,693	$15,829
Trading account assets supporting insurance liabilities	455	527
Other trading account assets	487	542
Separate account assets	4,550	5,372

Total securities pledged	$20,185	$22,270

As of December 31, 2008, the carrying amount of the associated liabilities supported by the pledged collateral was $18,571 million. Of this amount, $7,501 million was “Securities sold under agreements to repurchase”, $4,641 million was “Separate account liabilities”, $3,429 million was “Cash collateral for loaned securities”, $2,000 million was “Long-term debt”, and $1,000 million was “Short-term debt”.

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts and securities purchased under agreements to resell. The fair value of this collateral was approximately $1,701 million and $704 million at December 31, 2008 and 2007, respectively, all of which for both periods had either been sold or repledged.

Assets of $45 million and $50 million at December 31, 2008 and 2007, respectively, were on deposit with governmental authorities or trustees. Additionally, assets carried at $696 million and $692 million at December 31, 2008 and 2007, respectively, were held in voluntary trusts established primarily to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Securities restricted as to sale amounted to $200 million and $154 million at December 31, 2008 and 2007, respectively. These amounts include member and activity based stock associated with membership in the Federal Home Loan Bank of New York. Restricted cash and securities of $4,382 million and $3,068 million at December 31, 2008 and 2007, respectively, were included in “Other assets.” The restricted cash and securities primarily represent funds deposited by clients and funds accruing to clients as a result of trades or contracts.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

6. INVESTMENTS IN OPERATING JOINT VENTURES

The Company has made investments in certain joint ventures that are strategic in nature and made other than for the sole purpose of generating investment income. These investments are accounted for under the equity method of accounting and are included in “Other assets” in the Company’s Consolidated Statements of Financial Position. The earnings from these investments are included on an after-tax basis in “Equity in earnings of operating joint ventures, net of taxes” in the Company’s Consolidated Statements of Operations. Investments in operating joint ventures include the Company’s investment in Wachovia Securities, as well as an indirect investment in China Pacific Group. The summarized financial information for the Company’s operating joint ventures has been included in the summarized combined financial information for all significant equity method investments shown in Note 5.

Investment in Wachovia Securities

On July 1, 2003, the Company combined its retail securities brokerage and clearing operations with those of Wachovia Corporation (“Wachovia”) and formed Wachovia Securities, a joint venture currently headquartered in St. Louis, Missouri. The transaction included the contribution of certain assets and liabilities of the Company’s securities brokerage operations; however, the Company retained certain assets and liabilities related to the contributed operations, including liabilities for certain litigation and regulatory matters. The Company and Wachovia have each agreed to indemnify the other for certain losses, including losses resulting from litigation and regulatory matters relating to certain events arising from the operations of their respective contributed businesses prior to March 31, 2004.

On October 1, 2007, Wachovia completed the acquisition of A.G. Edwards, Inc. (“A.G. Edwards”) and on January 1, 2008 contributed the retail securities brokerage business of A.G. Edwards to the joint venture. Wachovia’s contribution of this business entitled the Company to elect a “lookback” option (which the Company elected) that permits the Company to delay for a period of two years ending on January 1, 2010, the decision on whether or not to make payments to avoid or limit dilution of its 38% ownership interest in the joint venture. During this “lookback” period, the Company’s share in the earnings of the joint venture and one-time costs associated with the combination of the A.G. Edwards business with Wachovia Securities is based on the Company’s diluted ownership level, which is in the process of being determined. At the end of the “lookback” period, the Company may “put” its joint venture interests to Wachovia based on the appraised value of the joint venture excluding the A.G. Edwards business, as of January 1, 2008, the date of the combination of the A.G. Edwards business with Wachovia Securities. Based upon the existing agreements and the Company’s estimates of the values of the A.G. Edwards business and the joint venture excluding the A.G. Edwards business, the Company adjusted the carrying value of its ownership interest in the joint venture effective as of January 1, 2008 to reflect the addition of the A.G. Edwards business and the dilution of the Company’s 38% ownership interest and to record the value of the above described rights under the “lookback” option. As a result, the Company recognized an increase to “Additional paid-in capital” of $1.041 billion, net of tax. The Company’s recorded share of pre-tax losses from the joint venture of $331 million for the year ended December 31, 2008 reflects its estimated diluted ownership level based upon the existing agreements and its estimates of the values of the A.G. Edwards business and the joint venture excluding the A.G. Edwards business. Establishment of definitive agreed or appraised values for the A.G. Edwards business and the joint venture excluding the A.G. Edwards business will result in an adjustment to the credit to equity and a true-up to the Company’s earnings from the joint venture for any difference between the diluted ownership percentage used to record earnings for the year ended December 31, 2008 and the finally determined diluted ownership percentage. The Company does not anticipate any such adjustment to have a material effect on its reported results of operations.

On October 3, 2008, Wachovia and Wells Fargo & Company (“Wells Fargo”) announced that they had entered into an Agreement and Plan of Merger, pursuant to which Wachovia would be merged into Wells Fargo, which would succeed to Wachovia’s rights and obligations under the joint venture arrangements. As reported by Wells Fargo, this merger was completed on December 31, 2008.

On December 4, 2008, the Company announced its intention, assuming completion of the merger of Wachovia into Wells Fargo, to exercise its right under the “lookback” option to put its joint venture interests to Wells Fargo. Under the terms of the joint venture agreements, closing of the put transaction would occur on or about January 1, 2010.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Earnings of the joint venture are subject to certain risks pertaining to the joint venture operations, including customer claims, litigation and regulatory investigations affecting Wachovia Securities’ businesses. Such customer claims, litigation and regulatory matters include matters typical for retail securities brokerage and clearing operations and matters unique to the joint venture operations. In recent months, following the failure in early 2008 of the auctions which set the rates for most auction rate securities, Wachovia Securities has become the subject of customer complaints, legal actions, including a putative class action, and investigations by securities regulators and agencies relating to Wachovia Securities’ role in the underwriting, sale and auction of auction rate securities. On August 15, 2008, Wachovia announced that it had reached an agreement in principle for a global settlement of investigations concerning the underwriting, sale and subsequent auction of certain auction rate securities by subsidiaries of Wachovia Securities and had recorded an increase to legal reserves. The Company’s recorded share of pre-tax losses from the joint venture for the year ended December 31, 2008 includes $355 million, which is the Company’s share of this charge.

The Company’s investment in Wachovia Securities, excluding the value of the “lookback” option, was $1.812 billion and $1.220 billion as of December 31, 2008 and 2007, respectively. The Company recognized pre-tax losses from Wachovia Securities of $331 million for the year ended December 31, 2008, and pre-tax equity earnings of $370 million and $294 million for the years ended December 31, 2007 and 2006, respectively. The income tax benefit associated with these losses was $110 million for the year ended December 31, 2008, and the income tax expense associated with these earnings was $146 million and $117 million for the years ended December 31, 2007 and 2006, respectively. Dividends received from the investment in Wachovia Securities were $104 million, $366 million and $277 million for the years ended December 31, 2008, 2007 and 2006, respectively.

Investment in China Pacific Group

The Company has made an indirect investment in China Pacific Group, a Chinese insurance operation. The carrying value of this operating joint venture was $217 million and $633 million, as of December 31, 2008 and December 31, 2007, respectively. The indirect investment in China Pacific Group includes unrealized changes in market value, which are included in accumulated other comprehensive income and relate to the market price of China Pacific Group’s publicly traded shares, which began trading on the Shanghai Exchange in 2007. The Company recognized combined after-tax equity earnings from this operating joint venture of $3 million for the year ended December 31, 2008. There were no earnings recognized by the Company for this joint venture for the years ended December 31, 2007 and 2006. Dividends received from this investment were $4 million for the year ended December 31, 2008. No dividends were received from this investment for the years ended December 31, 2007 and 2006.

7. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

	2008	2007	2006

	(in millions)
Balance, beginning of year	$6,687	$6,129	$5,462
Capitalization of commissions, sales and issue expenses	914	954	854
Amortization	(654)	(417)	(219)
Change in unrealized investment gains and losses	1,591	27	32
Impact of adoption of SOP 05-1	—	(6)	—

Balance, end of year	$8,538	$6,687	$6,129

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

8. VALUATION OF BUSINESS ACQUIRED, GOODWILL AND OTHER INTANGIBLES

Valuation of Business Acquired

The balance of and changes in VOBA as of and for the years ended December 31, are as follows:

	2008	2007	2006

	(in millions)
Balance, beginning of year	$765	$898	$302
Acquisitions	—	—	647
Amortization (1)	(369)	(173)	(95)
Interest (2)	41	49	44
Impact of adoption of SOP 05-1	—	(9)	—

Balance, end of year	$437	$765	$898

(1)

The weighted average remaining expected life of VOBA varies by product. The weighted average remaining expected lives were approximately 5 and 17 years for the VOBA related to the insurance transactions associated with Allstate and CIGNA, respectively. The VOBA balances at December 31, 2008 were $140 million and $297 million related to Allstate and CIGNA, respectively.

(2)	The interest accrual rates vary by product. The interest rates were 5.42% and 7.30% for the VOBA related to Allstate and CIGNA, respectively.

During 2008, the Company recognized an impairment of $234 million, included on the Amortization line in the table above, related to the VOBA associated with the Allstate acquisition. This impairment is reflective of the continued deterioration in the financial markets, which resulted in additional market depreciation within the separate account assets and corresponding decreases in fee income and overall expected future earnings for this business. The impairment was determined using discounted present value of future estimated gross profits.

The following table provides estimated future amortization, net of interest, for the periods indicated.

VOBA Amortization

(in millions)
2009	$26
2010	24
2011	23
2012	20
2013	18
2014 and thereafter	326

Total	$437

Goodwill

The changes in the book value of goodwill are as follows:

	2008	2007

	(in millions)
Balance, beginning of year	$620	$619
Acquisitions	106	—
Other (1)	(1)	1

Balance, end of year	$725	$620

(1)	Other represents foreign currency translation and purchase price adjustments.

The Company tests goodwill for impairment annually as of December 31 as discussed in further detail in Note 2. The Company performed goodwill impairment testing for the entire goodwill balance at December 31, 2008, all of which is in the Financial Services Businesses reporting unit. There were no goodwill impairment charges during 2008, 2007 or 2006.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Other Intangibles

Other intangible balances at December 31, are as follows:

	2008			2007

	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount

	(in millions)
Subject to amortization:
Customer relationships	$175	$(10)	$165	$136	$(6)	$130
Other	22	(16)	6	18	(14)	4

Total	$197	$(26)	$171	$154	$(20)	$134

Amortization expense for other intangibles was $7 million, $6 million and $5 million for the years ended December 31, 2008, 2007 and 2006, respectively. Amortization expense for other intangibles is expected to be approximately $20 million in 2009 and 2010, $17 million in 2011, $16 million in 2012, and $15 million in 2013.

9. POLICYHOLDERS’ LIABILITIES

Future Policy Benefits

Future policy benefits at December 31, are as follows:

	2008	2007

	(in millions)
Life insurance	$56,060	$55,068
Individual and group annuities and supplementary contracts	14,217	15,140
Other contract liabilities	4,513	2,781

Subtotal future policy benefits excluding unpaid claims and claim adjustment expenses	74,790	72,989

Unpaid claims and claim adjustment expenses	2,073	2,021

Total future policy benefits	$76,863	$75,010

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Individual and group annuities and supplementary contracts liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities include unearned revenue and certain other reserves for group life, annuities and individual life and health products.

Future policy benefits for individual participating traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture interest rates which range from 2.5% to 7.5%. Participating insurance represented 15% and 17% of domestic individual life insurance in force at December 31, 2008 and 2007, respectively, and 85%, 87% and 89% of domestic individual life insurance premiums for 2008, 2007 and 2006, respectively.

Future policy benefits for individual non-participating traditional life insurance policies, group and individual long-term care policies and individual health insurance policies are generally equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 1.7% to 8.3%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of the present values range from 1.1% to 14.8%; less than 2% of the reserves are based on an interest rate in excess of 8%.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience, except, for example, certain group insurance coverages for which future policy benefits are equal to gross unearned premium reserves. The interest rates used in the determination of the present values range from 1.2% to 6.1%.

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long-duration traditional and non-participating annuities; structured settlements and single premium immediate annuities with life contingencies; and for certain individual health policies. Liabilities of $1,451 million and $2,464 million as of December 31, 2008 and 2007, respectively, are included in “Future policy benefits” with respect to these deficiencies, of which $200 million and $1,160 million as of December 31, 2008 and 2007, respectively, relate to net unrealized gains on securities classified as available for sale.

The Company’s liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 10 and are primarily reflected in Other contract liabilities in the table above.

Unpaid claims and claim adjustment expenses primarily reflect the Company’s estimate of future disability claim payments and expenses as well as estimates of claims incurred but not yet reported as of the balance sheet dates related to group disability products. Unpaid claim liabilities are discounted using interest rates ranging from 0% to 6.35%.

Policyholders’ Account Balances

Policyholders’ account balances at December 31, are as follows:

	2008	2007

	(in millions)
Individual annuities	$8,735	$7,685
Group annuities	18,942	18,293
Guaranteed investment contracts and guaranteed interest accounts	13,152	12,289
Funding agreements	10,787	11,453
Interest-sensitive life contracts	6,674	5,990
Dividend accumulations and other	12,909	12,648

Policyholders’ account balances	$71,199	$68,358

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Included in “Funding agreements” at December 31, 2008 and 2007, are $7,234 million and $8,557 million, respectively, related to the Company’s FANIP product which is carried at amortized cost, adjusted for the effective portion of changes in fair value of qualifying derivative financial instruments. For additional details on the FANIP product see Note 5. The interest rates associated with such notes range from 1.3% to 5.7%. Also included in funding agreements at December 31, 2008 and 2007 are $3,496 million and $2,851 million, respectively, of affiliated funding agreements with Prudential Financial in support of a retail note issuance program to financial wholesalers. Interest crediting rates range from 0% to 6.6% for interest-sensitive life contracts and from 0% to 13.4% for contracts other than interest-sensitive life. Less than 2% of policyholders’ account balances have interest crediting rates in excess of 8%.

As discussed in Note 13, in February 2009, the Company issued $1 billion in funding agreements to the Federal Home Loan Bank of New York, which will be reflected within “Policyholders’ account balances.”

In March 2009, the Company settled $1,015 million of its obligation related to the affiliated funding agreements mentioned above for $730 million, which will result in an increase in “Additional paid-in capital.”

10. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals (“return of net deposits”), (2) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), or (3) the highest contract value on a specified date minus any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods.

The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.” In 2008 and 2007, there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. As of December 31, 2008 and 2007, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2008		December 31, 2007

	In the Event of Death	At Annuitization/ Accumulation(1)	In the Event of Death	At Annuitization/ Accumulation(1)

	(dollars in millions)
Variable Annuity Contracts
Return of net deposits
Account value	$7,064	$23	$8,572	$47
Net amount at risk	$1,314	$6	$7	$4
Average attained age of contractholders	62 years	65 years	62 years	65 years
Minimum return or contract value
Account value	$15,369	$10,281	$24,511	$13,326
Net amount at risk	$7,174	$3,157	$1,768	$819
Average attained age of contractholders	65 years	62 years	64 years	61 years
Average period remaining until earliest expected annuitization	N/A	3 years	N/A	5 years

(1)	Includes income and withdrawal benefits as described herein.

	Unadjusted Value	Adjusted Value	Unadjusted Value	Adjusted Value

Variable Annuity Contracts
Market value adjusted annuities
Account value	$408	$409	$466	$469

	December 31, 2008	December 31, 2007

	In the Event of Death

	(dollars in millions)
Variable Life, Variable Universal Life and Universal Life Contracts
No lapse guarantees
Separate account value	$1,603	$2,195
General account value	$1,216	$977
Net amount at risk	$45,408	$43,310
Average attained age of contractholders	50 years	48 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2008	December 31, 2007

	(in millions)
Equity funds	$10,180	$19,515
Bond funds	2,715	2,583
Balanced funds	4,491	6,305
Money market funds	1,232	1,022
Other	394	814

Total	$19,012	$30,239

In addition to the amounts invested in separate account investment options above, $3,421 million at December 31, 2008 and $2,843 million at December 31, 2007 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options.

Liabilities For Guarantee Benefits

The table below summarizes the changes in general account liabilities either written directly by the Company or assumed by the Company via reinsurance for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum income and withdrawal benefits (“GMIWB”) features are considered to be bifurcated embedded derivatives under SFAS No. 133, and are recorded at fair value . Changes in the fair value of these derivatives, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” The liabilities for GMAB, GMWB and GMIWB are included in “Future policy benefits.” As discussed above, the Company maintains a portfolio of derivative investments that serve as a partial economic hedge of the risks associated with these products, for which the changes in fair value are also recorded in “Realized investment

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

gains (losses), net.” This portfolio of derivatives investments does not qualify for hedge accounting treatment under U.S. GAAP.

	GMDB		GMIB	GMAB/GMWB/GMIWB

	Variable Life, Variable Universal Life and Universal Life	Variable Annuity	Variable Annuity	Variable Annuity

	(in millions)
Balance at January 1, 2006	$12	$42	$12	$—
Acquisition	—	—	—	2
Incurred guarantee benefits (1)	15	19	12	(11)
Paid guarantee benefits and other	(1)	(15)	—	—

Balance at December 31, 2006	26	46	24	(9)

Incurred guarantee benefits (1)	29	31	26	78
Paid guarantee benefits and other	—	(35)	—	—
Impact of adoption of SOP 05-1	—	—	—	2

Balance at December 31, 2007	55	42	50	71

Incurred guarantee benefits (1)	32	329	197	1,101
Paid guarantee benefits and other	(1)	(87)	—	—

Balance at December 31, 2008	$86	$284	$247	$1,172

(1)

Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts, at the acquisition date), the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMIWB features predominantly present a benefit that provides a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option guarantees that, upon the election of such benefit, a contract holder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of: (1) the account value on the date of first withdrawal; (2) cumulative deposits when withdrawals commence, less cumulative withdrawals plus a minimum return; or (3) the highest contract value on a specified date minus any withdrawals. The income option guarantees that a contract holder can, upon the election of this benefit, withdraw a lesser amount each year for the annuitant’s life based on the total guaranteed balance. The withdrawal or income benefit can be elected by the contract holder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

Liabilities for guaranteed benefits include amounts assumed from affiliates of $58 million and $7 million as of December 31, 2008 and 2007, respectively. See Note 12 for amounts recoverable from reinsurers related to the ceding of certain embedded derivative liabilities associated with these guaranteed benefits, which are not reflected in the table above.

As part of risk management strategy, the Company hedges or limits exposure to these risks, excluding those risks that have been deemed suitable to retain, through a combination of product design elements, such as an automatic rebalancing element, and externally purchased hedging instruments, such as equity options and interest rate swaps. The automatic rebalancing element included in the design of certain variable annuity products transfers assets between contractholder sub-accounts depending on a number of factors, including the investment performance of the sub-accounts. Negative investment performance may result in transfer to either a fixed-rate general account option or a separate account bond portfolio. In certain situations, assets may transfer back when investment performance improves. Other product design elements utilized for certain products to manage these risks include asset allocation and minimum purchase age requirements. For risk management purposes the Company segregates the variable annuity living benefit features into four broad categories, (1) those that utilize both an automatic rebalancing element and capital markets hedging, such as for certain GMIWB riders; (2) those that utilize only an automatic rebalancing element, such as for certain GMAB riders; (3) those that utilize only capital markets hedging , such as for certain legacy GMIWB, GMWB and GMAB riders; and (4) those with risks that have been deemed suitable to retain, such as for GMDB and GMIB riders. Riders in categories 1 and 2 from above also include GMDB riders, and as such the GMDB risk in these riders benefits from the automatic rebalancing element.

Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in “Other assets.” The Company offers various types of sales inducements. These inducements include: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit, (2) additional credits after a certain number of years a contract is held and (3) enhanced interest crediting rates that are higher than the normal general account interest rate credited in certain product lines. Changes in deferred sales inducements, reported as “Interest credited to policyholders’ account balances,” are as follows:

Sales Inducements

(in millions)
Balance at January 1, 2006	$154
Capitalization	65
Amortization	(16)

Balance at December 31, 2006	203

Capitalization	62
Amortization	(25)
Impact of adoption of SOP 05-1	(1)

Balance at December 31, 2007	239

Capitalization	74
Amortization	(16)

Balance at December 31, 2008	$297

11. CLOSED BLOCK

On the date of demutualization, Prudential Insurance established a Closed Block for certain individual life insurance policies and annuities issued by Prudential Insurance in the U.S. The recorded assets and liabilities were allocated to the Closed Block at their historical carrying amounts. The Closed Block forms the principal component of the Closed Block Business.

The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and for which Prudential Insurance is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are expected to be

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, assuming experience underlying such scales continues. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to stockholders. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in force unless, with the consent of the New Jersey insurance regulator, it is terminated earlier.

The excess of Closed Block Liabilities over Closed Block Assets at the date of the demutualization (adjusted to eliminate the impact of related amounts in “Accumulated other comprehensive income (loss)”) represented the estimated maximum future earnings at that date from the Closed Block expected to result from operations attributed to the Closed Block after income taxes. In establishing the Closed Block, the Company developed an actuarial calculation of the timing of such maximum future earnings. If actual cumulative earnings of the Closed Block from inception through the end of any given period are greater than the expected cumulative earnings, only the expected earnings will be recognized in income. Any excess of actual cumulative earnings over expected cumulative earnings will represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected. If the actual cumulative earnings of the Closed Block from its inception through the end of any given period are less than the expected cumulative earnings of the Closed Block, the Company will recognize only the actual earnings in income. However, the Company may reduce policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equaled the expected cumulative earnings. The Company recognized a policyholder dividend obligation of $433 million at December 31, 2008, to Closed Block policyholders for the excess of actual cumulative earnings over the expected cumulative earnings. However, due to the accumulation of net unrealized investment losses that have arisen subsequent to the establishment of the Closed Block, the policyholder dividend obligation balance as of December 31, 2008 was reduced to zero through “Accumulated other comprehensive income (loss).” At December 31, 2007, the Company recognized a policyholder dividend obligation of $732 million for the excess of actual cumulative earnings over the expected cumulative earnings. Additionally, accumulated net unrealized investment gains of $1.047 billion were reflected as an adjustment to the policyholder dividend obligation, with an offsetting amount reported in “Accumulated other comprehensive income (loss)” at December 31, 2007. See the table below for changes in the components of the policyholder dividend obligation for the years ended December 31, 2008 and 2007.

On December 19, 2008, Prudential Insurance’s Board of Directors acted to reduce the dividends payable in 2009 on Closed Block policies. This decrease reflects the deterioration in investment results and resulted in a $187 million reduction of the liability for policyholder dividends recognized in the year ended December 31, 2008. On December 11, 2007, Prudential Insurance’s Board of Directors acted to increase the dividends payable in 2008 on Closed Block policies. This increase reflected improved mortality as well as investment gains. These actions resulted in an $89 million increase in the liability for policyholder dividends recognized in the year ended December 31, 2007.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Closed Block Liabilities and Assets designated to the Closed Block at December 31, as well as maximum future earnings to be recognized from Closed Block Liabilities and Closed Block Assets, are as follows:

	2008	2007

	(in millions)
Closed Block Liabilities
Future policy benefits	$51,763	$51,208
Policyholders’ dividends payable	1,036	1,212
Policyholder dividend obligation	—	1,779
Policyholders’ account balances	5,622	5,555
Other Closed Block liabilities	5,724	10,649

Total Closed Block Liabilities	64,145	70,403

Closed Block Assets
Fixed maturities, available for sale, at fair value	35,345	45,459
Other trading account assets, at fair value	120	142
Equity securities, available for sale, at fair value	2,354	3,858
Commercial mortgage and other loans	8,129	7,353
Policy loans	5,423	5,395
Other long-term investments	1,676	1,311
Short-term investments	1,340	1,326

Total investments	54,387	64,844
Cash and cash equivalents	1,779	1,310
Accrued investment income	615	630
Other Closed Block assets	409	581

Total Closed Block Assets	57,190	67,365

Excess of reported Closed Block Liabilities over Closed Block Assets	6,955	3,038
Portion of above representing accumulated other comprehensive income:
Net unrealized investment gains (losses)	(4,371)	1,006
Allocated to policyholder dividend obligation	433	(1,047)

Future earnings to be recognized from Closed Block Assets and Closed Block Liabilities	$3,017	$2,997

Information regarding the policyholder dividend obligation is as follows:

	2008	2007

	(in millions)
Balance, January 1	$1,779	$2,348
Impact from earnings allocable to policyholder dividend obligation	(299)	249
Change in net unrealized investment gains (losses) allocated to policyholder dividend obligation	(1,480)	(818)

Balance, December 31	$—	$1,779

Closed Block revenues and benefits and expenses for the years ended December 31, 2008, 2007 and 2006 were as follows:

	2008	2007	2006

	(in millions)
Revenues
Premiums	$3,608	$3,552	$3,599
Net investment income	3,154	3,499	3,401
Realized investment gains (losses), net	(8)	584	490
Other income	15	51	50

Total Closed Block revenues	6,769	7,686	7,540

Benefits and Expenses
Policyholders’ benefits	4,087	4,021	3,967
Interest credited to policyholders’ account balances	141	139	139
Dividends to policyholders	2,122	2,731	2,518
General and administrative expenses	632	729	725

Total Closed Block benefits and expenses	6,982	7,620	7,349

Closed Block revenues, net of Closed Block benefits and expenses, before income taxes and discontinued operations	(213)	66	191
Income tax expense (benefit)	(193)	64	77

Closed Block revenues, net of Closed Block benefits and expenses and income taxes, before discontinued operations	(20)	2	114
Income from discontinued operations, net of taxes	—	2	—

Closed Block revenues, net of Closed Block benefits and expenses, income taxes and discontinued operations	$(20)	$4	$114

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

12. REINSURANCE

The Company participates in reinsurance in order to provide additional capacity for future growth, to limit the maximum net loss potential arising from large risks and in acquiring or disposing of businesses. On June 1, 2006, the Company acquired the variable annuity business of Allstate through a reinsurance transaction. The reinsurance arrangements with Allstate include a coinsurance arrangement and a modified coinsurance arrangement which are more fully described in Note 4. The acquisition of the retirement business of CIGNA on April 1, 2004, required the Company through a wholly owned subsidiary to enter into certain reinsurance arrangements with CIGNA to effect the transfer of the retirement business included in the transaction. These reinsurance arrangements are more fully described in Note 4.

Life and disability reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term, per person excess and coinsurance. In addition, the Company entered into reinsurance agreements covering 90% of the Closed Block policies, including 17% with an affiliate through various modified coinsurance arrangements. The Company accounts for these modified coinsurance arrangements under the deposit method of accounting. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short-and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The Company also participates in reinsurance of Liabilities for Guaranteed Benefits, which are more fully disclosed in Note 10.

The Company participates in reinsurance transactions with the following subsidiaries of Prudential Financial: Prudential Life Insurance Company of Taiwan Inc., The Prudential Life Insurance Company of Korea, Ltd., The Prudential Life Insurance Company, Ltd., Pramerica Life S.p.A., Prudential Seguros, S.A., Pramerica Zycie Towarzystwo Ubezpieczen i Reasekuracji S.A., Prudential Holdings of Japan, Inc., Pruco Reinsurance Ltd., Prudential Annuities Life Assurance Corporation, Prudential Seguros Mexico, S.A., and Pramerica of Bermuda Life Assurance Company, Ltd.

The tables presented below exclude amounts pertaining to the Company’s discontinued operations.

Reinsurance amounts included in the Consolidated Statements of Operations for premiums and policyholders’ benefits for the years ended December 31, were as follows:

	2008	2007	2006

	(in millions)
Direct premiums	$9,787	$9,447	$9,204
Reinsurance assumed	987	862	732
Reinsurance ceded	(1,301)	(1,436)	(1,456)

Premiums	$9,473	$8,873	$8,480

Direct policyholders’ benefits	$11,695	$11,057	$10,775
Reinsurance assumed	1,169	785	619
Reinsurance ceded	(1,291)	(1,397)	(1,374)

Policyholders’ benefits	$11,573	$10,445	$10,020

“Premiums” includes affiliated reinsurance assumed of $974 million, $847 million and $674 million and affiliated reinsurance ceded of $(114) million, $(102) million and $(177) million for the years ended December 31, 2008, 2007 and 2006, respectively.

“Policyholders’ benefits” includes affiliated reinsurance assumed of $139 million, $125 million and $81 million and affiliated reinsurance ceded of $(67) million, $(55) million and $(61) million for the years ended December 31, 2008, 2007, and 2006, respectively. Changes in reserves due to affiliated reinsurance were $609 million, $520 million and $400 million for the years ended December 31, 2008, 2007 and 2006, respectively, and are also reflected within “Policyholders’ benefits.”

“General and administrative expenses” include affiliated assumed expenses of $91 million, $82 million and $74 million for the years ended December 31, 2008, 2007 and 2006, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Reinsurance recoverables at December 31, are as follows:

	2008	2007

	(in millions)
Individual and group annuities (1)	$856	$1,378
Life insurance	1,367	1,289
Other reinsurance	113	135

Total reinsurance recoverable	$2,336	$2,802

(1)

Primarily represents reinsurance recoverables established under the reinsurance arrangements associated with the acquisition of the retirement business of CIGNA. The Company has recorded related reinsurance payables of $856 million and $1,377 million at December 31, 2008 and 2007, respectively.

Reinsurance recoverable above include affiliated receivables of $853 million and $796 million at December 31, 2008 and 2007, respectively. Excluding both the reinsurance recoverable associated with the acquisition of the retirement business of CIGNA and affiliated reinsurance recoverables, four major reinsurance companies account for approximately 64% of the reinsurance recoverable at December 31, 2008. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.

Amounts “Due from parent and affiliates” include affiliated reinsurance recoverables referenced above as well as $833 million and $35 million at December 31, 2008 and 2007, respectively, related to the ceding of certain embedded derivative liabilities associated with the Company’s guaranteed benefits. “Realized investment gains (losses), net” includes a gain of $768 million, a gain of $22 million, and a loss of $14 million for the years ended December 31, 2008, 2007, and 2006, respectively, related to the change in the fair value of these ceded embedded derivative liabilities.

“Deferred policy acquisition costs” includes affiliated amounts of $652 million and $528 million at December 31, 2008 and 2007, respectively.

“Reinsurance payables” includes affiliated payables of $2,237 million and $1,607 million at December 31, 2008 and 2007, respectively.

During 2007, an affiliated reinsurance agreement with Prudential Holdings of Japan, Inc., accounted for under the deposit method of accounting was recaptured resulting in an increase in paid in capital of $18 million to the Company. “Other income” includes losses of $48 million and $54 million for the years ended December 31, 2007 and 2006, respectively, related to this agreement. There was no income related to this agreement in 2008.

13. SHORT-TERM AND LONG-TERM DEBT

Short-term Debt

Short-term debt at December 31, is as follows:

	2008	2007

	(in millions)
Commercial paper	$4,343	$7,147
Notes payable (1) (2)	1,248	684
Current portion of long-term debt	64	683

Total short-term debt	$5,655	$8,514

(1)	Includes collateralized borrowings from the Federal Home Loan Bank of New York of $1 billion in 2008, which are discussed in more detail below.
(2)

Includes notes due to related parties of $70 million and $406 million at December 31, 2008 and 2007, respectively. At December 31, 2007, $292 million of the related party notes were Euro denominated loans. At December 31, 2008 and 2007, $12 million and $15 million, respectively, of the related party notes payable were variable rate notes where the payments on these loans were based on the performance of certain separate accounts held by a subsidiary of the Company, resulting in effective interest rates on these loans ranging from -74.9% to 12.4% in 2008 and 12.7% to 23.1% in 2007. The remaining related party notes payable have variable interest rates ranging from 1.8% to 3.5% in 2008 and 4.1% to 5.7% in 2007.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The weighted average interest rate on outstanding short-term debt, excluding the current portion of long-term debt, was 1.5% and 4.4% at December 31, 2008 and 2007, respectively. At December 31, 2008 and 2007, the Company was in compliance with all covenants related to the above debt.

At December 31, 2008, the Company had $4,568 million in committed lines of credit from numerous financial institutions, substantially all of which were unused. These lines of credit generally have terms ranging from one to four years. The Company also has access to uncommitted lines of credit from financial institutions. In addition, the Company, as part of its real estate separate account activities, had outstanding lines of credit of $1,160 million at December 31, 2008, of which $498 million was used.

The Company issues commercial paper primarily to manage operating cash flows and existing commitments, to meet working capital needs and to take advantage of current investment opportunities. Prudential Funding, LLC, a wholly owned subsidiary of Prudential Insurance, has a commercial paper program, rated A-1+ by Standard & Poor’s Rating Services (“S&P”), P-1 by Moody’s Investor Service, Inc. (“Moody’s”) and F1+ by Fitch Ratings Ltd. (“Fitch”) at December 31, 2008. Prudential Funding’s outstanding commercial paper borrowings were $4,343 million and $7,147 million at December 31, 2008 and December 31, 2007, respectively. On February 19, 2009, the commercial paper credit rating of Prudential Funding was downgraded by Fitch from F1+ to F1.

At December 31, 2008 and 2007, the weighted average maturity of commercial paper outstanding was 27 and 23 days, respectively. The outstanding commercial paper as of December 31, 2008 includes $450 million under the Commercial Paper Funding Facility sponsored by the Federal Reserve.

At December 31, 2008 and 2007, a portion of commercial paper borrowings were supported by $4,500 million and $5,000 million of the Company’s existing lines of credit, respectively. The Company’s ability to borrow under these line of credit facilities is conditioned on the continued satisfaction of customary conditions, including the absence of defaults (as defined in these facility agreements) and the maintenance at all times by Prudential Insurance of total adjusted capital of at least $5.5 billion based on statutory accounting principles prescribed under New Jersey law and Prudential Financial’s maintenance of consolidated net worth of at least $12.5 billion, which for this purpose is based on GAAP stockholders’ equity, excluding net unrealized gains and losses on investments. The Company’s ability to borrow under these facilities is not contingent on its credit ratings or subject to material adverse change clauses. Prudential Insurance’s total adjusted capital was $9.1 billion and $11.0 billion at December 31, 2008 and December 31, 2007, respectively. Prudential Financial’s consolidated GAAP stockholders’ equity, excluding net unrealized gains and losses on investments, was $20.2 billion and $23.1 billion at December 31, 2008 and December 31, 2007, respectively.

In June 2008, Prudential Insurance became a member of the Federal Home Loan Bank of New York (“FHLBNY”), which provides Prudential Insurance access to collateralized borrowings, collateralized funding agreements, and other FHLBNY products. Collateralized borrowings from the FHLBNY will be classified in “Short-term debt” or “Long-term debt,” depending on the maturity date of the obligation. Collateralized funding agreements issued to the FHLBNY will be classified in “Policyholders’ account balances.” These funding agreements have priority claim status above debt holders of Prudential Insurance. Prudential Insurance’s membership in FHLBNY requires the ownership of member stock and borrowings from FHLBNY require the purchase of FHLBNY activity based stock in an amount equal to 4.5% of the outstanding borrowings. All FHLBNY stock purchased by Prudential Insurance is classified as restricted general account investments within “Other long term investments,” and the carrying value of these investments was $199 million as of December 31, 2008. Under guidance of the New Jersey Department of Banking and Insurance, the total amount of qualifying mortgage-related assets and U.S. Treasury securities that can be pledged as collateral by Prudential Insurance to FHLBNY is limited to 5% of the admitted assets of Prudential Insurance on a statutory basis, exclusive of separate account assets, as of the prior year end, which equates to $7.7 billion based on admitted assets as of December 31, 2007. Based upon this guidance and on the fair value of qualifying assets owned by Prudential Insurance within the Financial Services Businesses at December 31, 2008 (including assets on loan and assets pledged to the FHLBNY at that date and taking into account applicable required collateralization levels and required purchases of activity based FHLBNY stock), the estimated total borrowing capacity with the FHLBNY was approximately $6.5 billion at December 31, 2008. The fair value of the qualifying assets pledged as collateral by Prudential Insurance must be maintained at certain specified levels of the borrowed amount, which can vary, depending on the nature of the assets pledged. As of December 31, 2008, Prudential Insurance had pledged qualifying assets with a fair value of $4,075 million, which is above the minimum level required by the FHLBNY, and had outstanding borrowings of $3 billion, of which $1 billion is reflected in “Short-term debt” and $2 billion in “Long-term debt.”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In February 2009, the FHLBNY advanced the Company an additional $1 billion for which the Company issued funding agreements. These funding agreements will be reflected in “Policyholders’ account balances.”

In March 2009, the Company borrowed an additional $500 million from the FHLBNY, which will be reflected in “Long-term debt.”

Long-term Debt

Long-term debt at December 31, is as follows:

	Maturity Dates	Rate	2008	2007

			(in millions)
Fixed rate notes:
Surplus notes (1)	2014-2036	4.75%-8.30%	$2,687	2,686
Other fixed rate notes(2) (3)	2009-2023	3.30%-7.30%	1,281	965
Floating rate notes:
Surplus notes (4)	2016-2052	(5)	3,200	1,600
Other floating rate notes(2) (6)	2010-2013	(7)	1,519	261

Total long-term debt			$8,687	$5,512

(1)

Fixed rate surplus notes at December 31, 2008 and 2007 includes $2,243 million and $2,242 million, respectively, due to a related party. Maturities of these notes range from 2014 through 2036. The interest rates ranged from 4.75% to 6.1% in 2008 and 2007.

(2)

Includes collateralized borrowings from the Federal Home Loan Bank of New York in 2008, of which $500 million are fixed rate notes and $1,500 million are floating rate notes. These borrowings are discussed in more detail above.

(3)

Other fixed rate notes at December 31, 2008 and 2007 includes $540 million and $610 million, respectively, due to related parties. Maturities of these notes range from 2009 through 2015 and interest rates ranged from 4.88% to 5.29% in 2008 and 4.88% to 5.36% in 2007.

(4)

During 2007, floating rate surplus notes of $150 million maturing in 2037, were issued to a related party. This note was prepaid prior to December 31, 2007. The interest rate on this note ranged from 5.78% to 6.12%.

(5)	The interest rates on the floating rate surplus notes are based on LIBOR. The interest rate ranged from 1.51% to 5.93% in 2008 and 5.42% to 6.12% in 2007.
(6)

Other floating rate notes at December 31, 2008 and 2007 includes $19 million and $261 million, respectively, due to related parties. Maturities on these notes range from 2009 through 2013 and interest rates on these notes ranged from 8.89% to 15.46% in 2008 and 4.45% to 5.43% in 2007. At December 31, 2008, the related party notes were Mexican peso denominated loans.

(7)	The interest rates on other floating rate notes are based on LIBOR. Interest rates ranged from 3.33% to 15.46% in 2008 and 4.45% to 5.43% in 2007.

Several long-term debt agreements related to the above debt have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 2008 and 2007, the Company was in compliance with all such debt covenants.

The fixed rate surplus notes issued by Prudential Insurance to non-affiliates are subordinated to other Prudential Insurance borrowings and policyholder obligations, and the payment of interest and principal may only be made with the prior approval of the Commissioner of Banking and Insurance of the State of New Jersey (the “Commissioner”). The Commissioner could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. At December 31, 2008 and 2007, the Company met these statutory capital requirements. At December 31, 2008 and 2007, $444 million of fixed rate surplus notes were outstanding to non-affiliates.

During 2006, a subsidiary of Prudential Insurance entered into a surplus note purchase agreement with an unaffiliated financial institution that provides for the issuance of up to $3 billion of ten-year floating rate surplus notes. As of December 31, 2008 and 2007, $2,700 million and $1,100 million, respectively, were outstanding under this agreement. Concurrent with the issuance of each surplus note, Prudential Financial enters into arrangements with the buyer, which are accounted for as derivative instruments that may result in payments by, or to, Prudential Financial over the term of the surplus notes, to the extent there are significant changes in the value of the surplus notes. Surplus notes issued under this facility are subordinated to policyholder obligations, and the payment of interest and principal on them may only be made by the issuer with the prior approval of the Arizona Department of Insurance. As of December 31, 2008 and 2007, these derivative instruments had no material value to Prudential Financial.

During 2007, a subsidiary of Prudential Insurance issued $500 million of 45-year floating rate surplus notes to an unaffiliated financial institution. Surplus notes issued under this facility are subordinated to policyholder obligations, and the payment of interest and principal on them may only be made by the issuer with the prior approval of the Arizona Department of Insurance. Concurrent with the issuance of these surplus notes, Prudential Financial entered into a credit derivative that will require

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Prudential Financial to make certain payments in the event of deterioration in the value of the surplus notes. As of December 31, 2008, the credit derivative was a liability to Prudential Financial of $16 million, net of $125 million in collateral that had been pledged by Prudential Financial. As of December 31, 2007, the credit derivative had no material value to Prudential Financial.

In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The impact of these derivative instruments are not reflected in the rates presented in the tables above. For those derivative instruments that qualify for hedge accounting treatment, interest expense was decreased by $10 million and $29 million for years ended December 31, 2008 and 2007, respectively. See Note 20 for additional information on the Company’s use of derivative instruments.

Interest expense for short-term and long-term debt, including interest on affiliated debt, was $539 million, $798 million and $696 million, for the years ended December 31, 2008, 2007 and 2006, respectively. Interest expense related to affiliated debt was $177 million, $191 million and $160 million for the years ended December 31, 2008, 2007 and 2006, respectively. “Due to parent and affiliates” included $23 million and $24 million associated with the affiliated long-term interest payable at December 31, 2008 and 2007, respectively.

Included in “Policyholders’ account balances” are additional debt obligations of the Company. See Note 9 for further discussion.

14. STOCK-BASED COMPENSATION

In 2008 and prior, Prudential Financial issued stock-based compensation awards to employees of the Company, including stock options, restricted stock units, restricted stock awards, and performance shares, under a plan authorized by Prudential Financial’s Board of Directors.

Prudential Financial recognizes the cost resulting from all share-based payments in the financial statements in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 123(R), “Share-Based Payment,” and applies the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans.

In connection with its adoption of SFAS No. 123(R), Prudential Financial revised its approach to the recognition of compensation costs for awards granted to retirement-eligible employees and awards that vest when an employee becomes retirement-eligible to apply the non-substantive vesting period approach to all new share-based compensation awards granted after January 1, 2006. Under this approach, all compensation cost is recognized on the date of grant for awards issued to retirement-eligible employees, or over the period from the grant date to the date retirement eligibility is achieved, if that is expected to occur during the nominal vesting period (generally three years). The Company accounts for those awards granted between (a) the adoption of the fair value recognition provisions of SFAS No. 123 “Accounting for Stock Based Compensation” on January 1, 2003, and (b) the adoption on January 1, 2006 of SFAS No. 123(R) which specify that an employee vests in the award upon retirement using the nominal vesting period approach. Under this approach, the Company records compensation expense over the nominal vesting period. If the employee retires before the end of the nominal vesting period, any remaining unrecognized compensation expense is recorded at the date of retirement.

The results of operations of the Company for the years ended December 31, 2008, 2007 and 2006, include costs of $20 million, $24 million and $22 million, respectively, associated with employee stock options and $27 million, $46 million, and $42 million, respectively, associated with employee restricted stock shares, restricted stock units, and performance shares issued by Prudential Financial to certain employees of the Company.

15. EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has funded and non-funded contributory and non-contributory defined benefit pension plans, which cover substantially all of its employees as well as employees of certain destacked subsidiaries. For some employees, benefits are based on final average earnings and length of service, while benefits for other employees are based on an account balance that takes into consideration age, service and earnings during their career.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company provides certain health care and life insurance benefits for its retired employees (including those of certain destacked subsidiaries), their beneficiaries and covered dependents (“other postretirement benefits”). The health care plan is contributory; the life insurance plan is non-contributory. Substantially all of the Company’s U.S. employees may become eligible to receive other postretirement benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

As discussed in Note 2, SFAS No. 158 eliminated the provisions that allowed plan assets and obligations to be measured as of a date not more than three months prior to the reporting entity’s balance sheet date. SFAS No. 158 requires an employer on a prospective basis to measure the funded status of its plans as of its fiscal year-end. The Company adopted this guidance on December 31, 2008 and the impact of changing from a September 30 measurement date to a December 31 measurement date was a net after-tax increase to “Retained earnings” of $27 million.

The impact of applying a FAS 157 framework for measuring fair value to the fair value of plan assets did not have a material impact.

On April 30, 2007, the Company transferred $1 billion of assets within the qualified pension plan under Section 420 of the Internal Revenue Code from assets supporting pension benefits to assets supporting retiree medical benefits. The transfer resulted in a reduction to the prepaid benefit cost for the qualified pension plan and an offsetting decrease in the accrued benefit liability for the postretirement plan with no net effect on stockholders’ equity on the Company’s consolidated financial position. The transfer had no impact on the Company’s consolidated results of operations, but will reduce the future cash contributions required to be made to the postretirement plan.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Prepaid benefits costs and accrued benefit liabilities are included in “Other assets” and “Other liabilities,” respectively, in the Company’s Consolidated Statements of Financial Position. The status of these plans as of September 30, 2007, adjusted for activity in the fourth-quarter of 2007, and as of December 31 for 2008, is summarized below:

	Pension Benefits		Other Postretirement Benefits

	2008	2007	2008	2007

	(in millions)
Change in benefit obligation
Benefit obligation at end of prior year period	$(7,248)	$(7,387)	$(2,164)	$(2,459)
Effect of measurement date change	(22)	—	13	—

Benefit obligation at the beginning of period	(7,270)	(7,387)	(2,151)	(2,459)
Service cost	(116)	(130)	(10)	(12)
Interest cost	(445)	(417)	(124)	(136)
Plan participants’ contributions	—	—	(18)	(18)
Medicare Part D subsidy receipts	—	—	(11)	(10)
Amendments	—	(3)	3	69
Annuity purchase	2	2	—	—
Actuarial gains/(losses), net	(223)	198	93	136
Settlements	—	3	—	—
Curtailments	—	—	—	—
Contractual termination benefits	—	—	—	—
Special termination benefits	(2)	(4)	—	—
Benefits paid	519	496	218	272
Foreign currency changes and other	54	(6)	6	(6)

Benefit obligation at end of period (December 31, 2008 and September 30, 2007, respectively)	$(7,481)	$(7,248)	$(1,994)	$(2,164)

Change in plan assets
Fair value of plan assets at end of prior year period	$9,992	$10,408	$2,104	$1,030
Effect of measurement date change	72	—	(4)	—

Fair value of plan assets at beginning of period	10,064	10,408	2,100	1,030
Actual return on plan assets	334	1,034	(463)	192
Annuity purchase	(2)	(2)	—	—
Employer contributions	78	49	18	136
Plan participants’ contributions	—	—	18	18
Contributions for settlements	—	—	—	—
Disbursement for settlements	—	(4)	—	—
Benefits paid	(519)	(496)	(218)	(272)
Foreign currency changes and other	(55)	3	(38)	—
Effect of Section 420 transfer	—	(1,000)	—	1,000

Fair value of plan assets at end of period (December 31, 2008 and September 30, 2007, respectively)	$9,900	$9,992	$1,417	$2,104

Funded status
Funded status at end of period	$2,419	$2,744	$(577)	$(60)
Effects of fourth quarter activity	—	11	—	1

Net amount recognized	$2,419	$2,755	$(577)	$(59)

Amounts recognized in the Statements of Financial Position
Prepaid benefit cost	$3,230	$3,502	$—	$—
Accrued benefit liability	(811)	(747)	(577)	(59)

Net amount recognized	$2,419	$2,755	$(577)	$(59)

Items recorded in “Accumulated other comprehensive income” not yet recognized as a component of net periodic (benefit) cost:
Transition obligation	$—	$—	$2	$2
Prior service cost	131	166	(76)	(88)
Net actuarial loss	661	84	700	172

Net amount not recognized	$792	$250	$626	$86

Accumulated benefit obligation	$(7,260)	$(6,949)	$(1,994)	$(2,164)

In addition to the plan assets above, the Company in 2007 established an irrevocable trust, commonly referred to as a “rabbi trust,” for the purpose of holding assets of the Company to be used to satisfy its obligations with respect to certain non-qualified retirement plans ($711 million and $652 million benefit obligation at December 31, 2008 and 2007, respectively). Assets held in the rabbi trust are available to the general creditors of the Company in the event of insolvency or bankruptcy. The Company may from time to time in its discretion make contributions to the trust to fund accrued benefits payable to participants in one or more of the plans, and, in the case of a change in control of the Company, as defined in the trust agreement, the Company will

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

be required to make contributions to the plans to fund the accrued benefits, vested and unvested, payable on a pretax basis to participants in the plans. The Company made a discretionary payment of $95 million to the trust during both 2008 and 2007. As of December 31, 2008 and 2007, the assets in these trusts had a carrying value of $169 million and $90 million and are included in “Equity securities.”

The Company also maintains a separate rabbi trust established at the time of the combination of its retail securities brokerage and clearing operations with those of Wachovia for the purpose of holding assets of the Company to be used to satisfy its obligations with respect to certain non-qualified retirement plans ($75 million and $77 million benefit obligation at December 31, 2008 and 2007, respectively), as well as certain cash-based deferred compensation arrangements. As of December 31, 2008 and 2007, the assets in the trust had a carrying value of $157 million and $139 million, respectively, and are included in “Other long-term investments.”

Pension benefits for foreign plans comprised 2% and 3% of the ending benefit obligation for 2008 and 2007, respectively. Foreign pension plans comprised 2% of the ending fair value of plan assets for 2008 and 2007. There are no material foreign postretirement plans.

The projected benefit obligations and fair value of plan assets for the pension plans with projected benefit obligations in excess of plan assets were $811 million and zero million, respectively, at December 31, 2008 and $960 million and $202 million, respectively, at September 30, 2007.

The accumulated benefit obligations and fair value of plan assets for the pension plans with accumulated benefit obligations in excess of plan assets were $740 million and zero million, respectively, at December 31, 2008 and $679 million and zero million, respectively, at September 30, 2007.

In 2008 and 2007, the pension plan purchased annuity contracts from Prudential Insurance for $2 million and $2 million, respectively. The approximate future annual benefit payment payable by Prudential Insurance for all annuity contracts was $16 million and $26 million as of December 31, 2008 and 2007, respectively.

There were no pension plan amendments in 2008. The benefit obligation for pension benefits increased by $3 million in 2007 related to plan amendments, as a result of the immediate vesting of plan participants due to the Section 420 transfer discussed above. The benefit obligation for other postretirement benefits decreased by $3 million in 2008 related to plan amendments, primarily due to cost sharing changes. The benefit obligation for other postretirement benefits decreased by $69 million in 2007 related to plan amendments, due primarily to changes in the prescription drug plan design.

Net periodic (benefit) cost included in “General and administrative expenses” in the Company’s Consolidated Statements of Operations for the years ended December 31, includes the following components:

	Pension Benefits			Other Postretirement Benefits

	2008	2007	2006	2008	2007	2006

	(in millions)
Components of net periodic (benefit) cost
Service cost	$116	$130	$127	$10	$12	$10
Interest cost	445	417	403	124	136	128
Expected return on plan assets	(717)	(769)	(741)	(161)	(93)	(89)
Amortization of transition obligation	—	—	—	1	1	1
Amortization of prior service cost	28	29	20	(11)	(6)	(9)
Amortization of actuarial (gain) loss, net	17	20	39	1	15	18
Settlements	—	—	—	—	—	—
Curtailments	—	—	—	—	—	—
Contractual termination benefits	—	—	—	—	—	—
Special termination benefits	2	4	3	—	—	—

Net periodic (benefit) cost	$(109)	$(169)	$(149)	$(36)	$65	$59

Certain employees were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The amounts recorded in “Accumulated other comprehensive income” as of the end of the period, which have not yet been recognized as a component of net periodic (benefit) cost, and the related changes in these items during the period that are recognized in “Other Comprehensive Income” are as follows:

	Pension Benefits			Other Postretirement Benefits

	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss

	(in millions)
Balance, December 31, 2006	$—	$192	$565	$3	$(25)	$422
Amortization for the period	—	(29)	(20)	(1)	6	(15)
Deferrals for the period	—	3	(463)	—	(69)	(235)
Impact of foreign currency changes and other	—	—	3	—	—	—

Balance, December 31, 2007	—	166	85	2	(88)	172

Effect of measurement date change	—	(7)	(4)	1	3	—
Amortization for the period	—	(28)	(17)	(1)	11	(1)
Deferrals for the period	—	—	606	—	(3)	531
Impact of foreign currency changes and other	—	—	(9)	—	1	(2)

Balance, December 31, 2008	$—	$131	$661	$2	$(76)	$700

The amounts included in “Accumulated other comprehensive income” expected to be recognized as components of net periodic (benefit) cost in 2009 are as follows:

	Pension Benefits	Other Postretirement Benefits

	(in millions)
Amortization of transition obligation	$—	$1
Amortization of prior service cost	26	(11)
Amortization of actuarial (gain) loss, net	20	42

Total	$46	$32

The Company’s assumptions related to the calculation of the domestic benefit obligation and the determination of net periodic (benefit) cost are presented in the table below. The assumptions for 2007 and 2006 are as of September 30. The assumptions for 2008 uses September 30, 2007 for beginning of period and December 31, 2008 for end of period:

	Pension Benefits			Other Postretirement Benefits

	2008	2007	2006	2008	2007	2006

Weighted-average assumptions
Discount rate (beginning of period)	6.25%	5.75%	5.50%	6.00%	5.75%	5.50%
Discount rate (end of period)	6.00%	6.25%	5.75%	6.00%	6.00%	5.75%
Rate of increase in compensation levels (beginning of period)	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Rate of increase in compensation levels (end of period)	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Expected return on plan assets (beginning of period)	7.75%	8.00%	8.00%	8.00%	9.25%	9.25%
Health care cost trend rates (beginning of period)	—	—	—	5.00-8.75%	5.00-8.75%	5.09-9.06%
Health care cost trend rates (end of period)	—	—	—	5.00-8.00%	5.00-8.75%	5.00-8.75%
For 2008, 2007 and 2006, the ultimate health care cost trend rate after gradual decrease until: 2012, 2009, 2009 (beginning of period)	—	—	—	5.00%	5.00%	5.00%
For 2008, 2007 and 2006, the ultimate health care cost trend rate after gradual decrease until: 2014, 2012, 2009 (end of period)	—	—	—	5.00%	5.00%	5.00%

The domestic discount rate used to value the pension and postretirement benefit obligations is based upon rates commensurate with current yields on high quality corporate bonds. The first step in determining the discount rate is the compilation of approximately 300 Aa-rated bonds across the full range of maturities. Since yields can vary widely at each maturity point, the Company generally avoids using the highest and lowest yielding bonds at the maturity points, so as to avoid relying on bonds that might be mispriced or misrated. This refinement process generally results in having a distribution from the 10th to 90th percentile. A spot yield curve is developed from this data that is then used to determine the present value of the expected disbursements associated with the pension and postretirement obligations, respectively. This results in the present value for each respective benefit obligation. A single discount rate is calculated that results in the same present value. The rate is then rounded to the nearest 25 basis points.

The pension and postretirement expected long-term rates of return on plan assets for 2009 were determined based upon an approach that considered an expectation of the allocation of plan assets during the measurement period of 2009. Expected

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

returns are estimated by asset class as noted in the discussion of investment policies and strategies below. Expected returns on asset classes are developed using a building-block approach that is forward looking and are not strictly based upon historical returns. The building blocks for equity returns include inflation, real return, a term premium, an equity risk premium, capital appreciation and the effect of active management, expenses and the effect of rebalancing. The building blocks for bond returns include inflation, real return, a term premium, credit spread, capital appreciation and the effect of active management, expenses and the effect of rebalancing.

The Company applied the same approach to the determination of the expected long-term rate of return on plan assets in 2008. The expected long-term rate of return for 2009 is 7.50% and 8.00%, respectively, for the pension and postretirement plans.

The Company, with respect to pension benefits, uses market related value to determine the components of net periodic (benefit) cost. Market related value is a measure of asset value that reflects the difference between actual and expected return on assets over a five-year period.

The assumptions for foreign pension plans are based on local markets. There are no material foreign postretirement plans.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

Other Postretirement Benefits

2008

(in millions)
One percentage point increase
Increase in total service and interest costs	$8
Increase in postretirement benefit obligation	108
One percentage point decrease
Decrease in total service and interest costs	$7
Decrease in postretirement benefit obligation	95

Pension and postretirement plan asset allocation as of December 31, 2008 and September 30, 2007, are as follows:

	Pension Percentage of Plan Assets		Postretirement Percentage of Plan Assets

Asset category	2008	2007	2008	2007

U.S. Stocks	8%	13%	37%	47%
International Stocks	2%	1%	4%	6%
Bonds	76%	72%	58%	46%
Short-term Investments	1%	1%	1%	1%
Real Estate	4%	5%	0%	0%
Other	9%	8%	0%	0%

Total	100%	100%	100%	100%

The Company, for its domestic pension and postretirement plans, has developed guidelines for asset allocations. As of the December 31, 2008 measurement date the range of target percentages are as follows:

	Pension Investment Policy Guidelines as of December 31, 2008		Postretirement Investment Policy Guidelines as of December 31, 2008

Asset category	Minimum	Maximum	Minimum	Maximum

U.S. Stocks	5%	15%	30%	41%
International Stocks	1%	4%	1%	7%
Bonds	56%	79%	1%	63%
Short-term Investments	0%	14%	0%	65%
Real Estate	1%	12%	0%	0%
Other	0%	9%	0%	0%

Management reviews its investment strategy on an annual basis.

The investment goal of the domestic pension plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and other investments, while meeting the cash requirements for a pension obligation that includes a traditional

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

formula principally representing payments to annuitants and a cash balance formula that allows lump sum payments and annuity payments. The pension plan risk management practices include guidelines for asset concentration, credit rating and liquidity. The pension plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration.

The investment goal of the domestic postretirement plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds, and other investments, while meeting the cash requirements for the postretirement obligations that includes a medical benefit including prescription drugs, a dental benefit and a life benefit. Stocks are used to provide expected growth in assets. Bonds provide liquidity and income. Short-term investments provide liquidity and allow for defensive asset mixes. The postretirement plans risk management practices include guidelines for asset concentration, credit rating, liquidity, and tax efficiency. The postretirement plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration.

There were no investments in Prudential Financial Common Stock as of December 31, 2008 and September 30, 2007 for either the pension or postretirement plans. Pension plan assets of $6,299 million and $7,185 million are included in the Company’s separate account assets and liabilities as of December 31, 2008 and September 30, 2007, respectively.

The expected benefit payments for the Company’s pension and postretirement plans, as well as the expected Medicare Part D subsidy receipts related to the Company’s postretirement plan, for the years indicated are as follows:

	Pension	Other Postretirement Benefits	Other Postretirement Benefits – Medicare Part D Subsidy Receipts

	(in millions)
2009	$528	$202	$17
2010	486	205	17
2011	491	204	18
2012	486	200	19
2013	491	197	19
2014-2018	2,550	931	103

Total	$5,032	$1,939	$193

The Company anticipates that it will make cash contributions in 2009 of approximately $55 million to the pension plans and approximately $10 million to the postretirement plans.

Postemployment Benefits

The Company accrues postemployment benefits primarily for health and life benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2008 and 2007 was $39 million and $47 million, respectively, and is included in “Other liabilities.”

Other Employee Benefits

The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The matching contributions by the Company included in “General and administrative expenses” were $51 million, $51 million and $44 million for the years ended December 31, 2008, 2007 and 2006, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

16.  INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2008	2007	2006

	(in millions)
Current tax expense (benefit)
U.S.	$(309)	$387	$143
State and local	5	(10)	(29)
Foreign	20	59	37

Total	(284)	436	151

Deferred tax expense (benefit)
U.S.	(61)	148	386
State and local	3	(3)	21
Foreign	5	(3)	(19)

Total	(53)	142	388

Total income tax expense (benefit) on continuing operations before equity in earnings of operating joint ventures	$(337)	$578	$539
Income tax expense (benefit) on equity in earnings of operating joint ventures	(109)	145	117
Income tax expense (benefit) on discontinued operations	(2)	(2)	35
Income tax expense (benefit) reported in stockholders’ equity related to:
Other comprehensive income (loss)	(3,594)	195	(82)
Impact on Company’s investment in Wachovia Securities due to addition of A.G. Edwards business	561	—	—
Stock-based compensation programs	(8)	(59)	(64)
Cumulative effect of changes in accounting principles	10	(87)	—
Other	—	18	—

Total income taxes	$(3,479)	$788	$545

The Company’s actual income tax expense on continuing operations before equity in earnings of operating joint ventures for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and equity in earnings of operating joint ventures for the following reasons:

	2008	2007	2006

	(in millions)
Expected federal income tax expense (benefit)	$(278)	$780	$790
Non-taxable investment income	(22)	(178)	(203)
Low income housing and other tax credits	(79)	(67)	(60)
Valuation allowance	—	—	(1)
Other	42	43	13

Total income tax expense (benefit) on continuing operations before equity in earnings of operating joint ventures	$(337)	$578	$539

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2008	2007

	(in millions)
Deferred tax assets
Policyholder dividends	$402	$1,061
Insurance reserves	—	257
Net operating and capital loss carryforward	46	122
Net unrealized investment losses	3,591	—
Investments	630	470
Other	318	326

Deferred tax assets before valuation allowance	4,987	2,236
Valuation allowance	(18)	(98)

Deferred tax assets after valuation allowance	4,969	2,138

Deferred tax liabilities
Insurance reserves	686	—
Net unrealized investment gains	—	1,048
Deferred policy acquisition costs	2,059	1,426
Employee benefits	95	357
Other	265	444

Deferred tax liabilities	3,105	3,275

Net deferred tax asset (liability)	$1,864	$(1,137)

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

A valuation allowance has been recorded primarily related to tax benefits associated with federal net operating losses and state and local deferred tax assets. The valuation allowance as of December 31, 2008 and 2007, respectively, includes $1 million and $98 million recorded in connection with state deferred tax assets and $17 million and $0 million recorded in connection with foreign deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of the deferred tax asset that is realizable.

At December 31, 2008 and 2007, respectively, the Company had federal net operating and capital loss carryforwards of $130 million and $190 million, which expire between 2010 and 2024. At December 31, 2008 and 2007, respectively, the Company had state net operating and capital loss carryforwards for tax purposes approximating $5 million and $1,421 million, which expire between 2009 and 2029. As discussed in Note 1, Prudential Securities Group, LLC (“PSG”) was contributed to the Company by Prudential Financial during the fourth quarter of 2008. As of December 31, 2007, PSG had state net operating and capital loss carryforwards of $1,378 million. As a result of the contribution PSG is no longer subject to state taxes. At December 31, 2007, PSG had a full valuation allowance against all deferred taxes related to state net operating and capital loss carryforwards. The 2008 financial results reflect the removal of deferred tax assets related to state net operating and capital loss carryforwards and corresponding valuation allowance.

The Company does not provide U.S. income taxes on unremitted foreign earnings of its non-U.S. operations, other than its Taiwan investment management subsidiary. During 2006, the Company determined that the earnings from its Taiwan investment management subsidiary would be repatriated to the U.S. Accordingly, earnings from its Taiwan investment management subsidiary were no longer considered permanently reinvested. A U.S. income tax benefit of $18 million associated with the assumed repatriation of those earnings was recognized in 2006. During 2007 and 2008, the Company made no changes with respect to its repatriation assumptions. The Company had undistributed earnings of foreign subsidiaries, where it assumes permanent reinvestment, of $166 million at December 2008, $130 million at December 2007 and $256 million at December

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

2006, for which U.S. deferred taxes have not been provided. Determining the tax liability that would arise if these earnings were remitted is not practicable.

On January 1, 2007, the Company adopted FIN No. 48, “Accounting for Uncertainty in Income Taxes,” an Interpretation of FASB Statement No. 109. This interpretation prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on a tax return. Adoption of FIN No. 48 resulted in a decrease to the Company’s income tax liability and an increase to retained earnings of $35 million as of January 1, 2007.

The Company’s unrecognized tax benefits as of the date of adoption of FIN No. 48 and as of December 31, 2007 and 2008 are as follows:

	Unrecognized tax benefits prior to 2002	Unrecognized tax benefits 2002 and forward	Total unrecognized tax benefits all years

	(in millions)
Amounts as of January 1, 2007	$389	$124	$513
Increases in unrecognized tax benefits taken in prior period	—	17	17
(Decreases) in unrecognized tax benefits taken in prior period	(3)	(6)	(9)

Amounts as of December 31, 2007	$386	$135	$521
Increases in unrecognized tax benefits taken in prior period	—	98	98
(Decreases) in unrecognized tax benefits taken in prior period	—	(27)	(27)

Amounts as of December 31, 2008	$386	$206	$592

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2007	$386	$82	$468

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2008	$386	$88	$474

The Company classifies all interest and penalties related to tax uncertainties as income tax expense. In 2008 and 2007, the Company recognized $52 million and $59 million in the consolidated statement of operations and recognized $190 million and $138 million in liabilities in the consolidated statement of financial position for tax-related interest and penalties.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The statute of limitations for the 2002 and 2003 tax years is set to expire in 2009. The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months. Taxable years 2004 through 2008 are still open for IRS examination.

On January 26, 2006, the IRS officially closed the audit of the Company’s consolidated federal income tax returns for the 1997 to 2001 periods. The statute of limitations has closed for these tax years; however, there were tax attributes which were utilized in subsequent tax years for which the statute of limitations remains open.

In August 2007, the IRS issued Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the dividends received deduction (“DRD”) related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspends Revenue Ruling 2007-54 and informs taxpayers that the U.S. Treasury Department and the IRS intend to address through new regulations the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through regulations or legislation, could increase actual tax expense and reduce the Company’s consolidated net income. These activities had no impact on the Company’s 2007 or 2008 results.

In December 2006, the IRS completed all fieldwork with regard to its examination of the consolidated federal income tax returns for tax years 2002 and 2003. The final report was initially submitted to the Joint Committee on Taxation for their review in April 2007. The final report was resubmitted in March 2008 and again in April 2008. The Joint Committee returned the report

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

to the IRS for additional review of an industry issue regarding the methodology for calculating the DRD related to variable life insurance and annuity contracts. Within the table above, reconciling the Company’s effective tax rate to the expected amount determined using the federal statutory rate of 35%, the DRD was the primary component of the non-taxable investment income in recent years. The IRS completed its review of the issue and proposed an adjustment with respect to the calculation of the DRD. In order to expedite receipt of an income tax refund related to the 2002 and 2003 years, the Company has agreed to such adjustment. Nevertheless, the Company believes that its return position is technically correct. Therefore, the Company intends to file a protective refund claim to recover the taxes associated with the agreed upon adjustment and to pursue such other actions as appropriate. The report, with the adjustment, was submitted to the Joint Committee on Taxation in October 2008. The Company was advised on January 2, 2009 that the Joint Committee completed its consideration of the report and has taken no exception to the conclusions reached by the IRS. Accordingly, the final report was processed and a refund was received. The statute of limitations for these years will close on December 31, 2009. These activities had no impact on the Company’s 2007 or 2008 results.

In January 2007, the IRS began an examination of the consolidated U.S. federal income tax years 2004 through 2006. For the consolidated U.S. federal income tax years 2007 and 2008, the Company participated in the IRS’s Compliance Assurance Program (“CAP”). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during the 2007 and 2008 tax years in order to reach agreement with the Company on how they should be reported in the tax return. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax return is filed. It is management’s expectation this program will shorten the time period between the Company’s filing of its federal income tax return and the IRS’s completion of its examination of the return.

17. STOCKHOLDER’S EQUITY

Comprehensive Income

The components of comprehensive income (loss) for the years ended December 31, are as follows:

	2008	2007	2006

	(in millions)
Net income (loss)	$(670)	$1,939	$1,971
Other comprehensive income (loss), net of tax:
Change in foreign currency translation adjustments	(24)	8	29
Change in net unrealized investments gains (losses)(1)	(5,888)	(270)	(186)
Additional minimum pension liability adjustment	—	—	50
Change in pension and postretirement unrecognized net periodic benefit (cost)	(707)	521	—

Other comprehensive income (loss), net of tax expense (benefit) of $(3,517), $195, $(82)	(6,619)	259	(107)

Comprehensive income (loss)	$(7,289)	$2,198	$1,864

(1)	Includes cash flow hedges. See Note 20 for information on cash flow hedges.

The balance of and changes in each component of “Accumulated other comprehensive income (loss)” for the years ended December 31, are as follows (net of taxes):

	Accumulated Other Comprehensive Income (Loss)

	Foreign Currency Translation Adjustments	Net Unrealized Investment Gains (Losses)(1)	Additional Minimum Pension Liability Adjustment	Pension and Postretirement Unrecognized Net Periodic Benefit (Cost)	Total Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance, December 31, 2005	$86	$671	$(185)	$—	$572
Change in component during year	29	(186)	50	—	(107)
Impact of adoption of SFAS 158 (3)	—	—	135	(682)	(547)

Balance, December 31, 2006	115	485	—	(682)	(82)
Change in component during year (2)	8	(273)	—	521	256

Balance, December 31, 2007	123	212	—	(161)	174
Change in component during year (2)	(24)	(6,033)	—	(707)	(6,764)

Balance, December 31, 2008	$99	$(5,821)	$—	$(868)	$(6,590)

(1)	Includes cash flow hedges. See Note 20 for information on cash flow hedges.
(2)	Net unrealized investment gains (losses) for 2008 and 2007 includes the purchase of fixed maturities from an affiliate of $(145) million and $(3) million, respectively.
(3)	See Note 15 for additional information on the adoption of SFAS 158.

Dividend Restrictions

New Jersey insurance law provides that dividends or distributions may be declared or paid by Prudential Insurance without prior regulatory approval only from unassigned surplus, as determined pursuant to statutory accounting principles, less unrealized investment gains and losses and revaluation of assets. Unassigned surplus of Prudential Insurance was $2,781 million at December 31, 2008. There were applicable adjustments for cumulative unrealized gains of $283 million at December 31, 2008. In addition, Prudential Insurance must obtain non-disapproval from the New Jersey insurance regulator before paying a dividend or distribution if the dividend or distribution, together with other dividends or distributions made within the preceding twelve months, would exceed the greater of 10% of Prudential Insurance’s surplus as of the preceding December 31 ($6,432 million as of December 31, 2008) or its statutory net gain from operations for the twelve month period ending on the preceding December 31, excluding realized investment gains and losses ($498 million for the year ended December 31, 2008). The laws regulating dividends of Prudential Insurance’s other insurance subsidiaries domiciled in other states are similar, but not identical, to New Jersey’s.

Statutory Net Income and Surplus

Prudential Insurance and its U.S. insurance subsidiaries are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Statutory net income of Prudential Insurance amounted to $(808) million, $1,274 million and $444 million for the years ended December 31, 2008, 2007 and 2006, respectively. Statutory capital and surplus of Prudential Insurance amounted to $6,432 million and $6,981 million at December 31, 2008 and 2007, respectively. The December 31, 2008 statutory capital and surplus for Prudential Insurance reflects the contribution of Prudential Securities Group, LLC that occurred during the fourth quarter of 2008. Prudential Securities Group, LLC owns the Company’s investment in the Wachovia Securities joint venture. This contribution increased Prudential Insurance’s net admitted assets by $2.2 billion.

The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

18. RELATED PARTY TRANSACTIONS

Service Agreements – Services Provided

The Company has service agreements with Prudential Financial and certain of its subsidiaries. These companies, along with their subsidiaries, include PRUCO, Inc. (includes Prudential Capital & Investment Services, LLC and Prudential P&C Holdings, Inc.), Prudential Asset Management Holding Company, Prudential International Insurance Holdings, Ltd., Prudential International Insurance Service Company, LLC, Prudential IBH Holdco, Inc., Prudential Real Estate and Relocation Services, Inc., Prudential International Investments Corporation, Prudential International Investments, LLC, Prudential Annuities Holding Company, Inc. and Prudential Japan Holdings, LLC. Under these agreements, the Company provides general and administrative services and, accordingly, charges these companies for such services. These charges totaled $424 million, $458 million and $383 million for the years ended December 31, 2008, 2007, and 2006, respectively, and are recorded as a reduction to the Company’s “General and administrative expenses.”

The Company also engages in other transactions with affiliates in the normal course of business. Affiliated revenues in “Other income” were $22 million, $67 million and $81 million for the years ended December 31, 2008, 2007 and 2006, respectively, related primarily to royalties and compensation for the sale of affiliates’ products through the Company’s distribution network.

“Due from parent and affiliates” includes $119 million and $159 million at December 31, 2008 and 2007, respectively, due primarily to these agreements.

Service Agreements – Services Received

Prudential Financial and certain of its subsidiaries have service agreements with the Company. Under the agreements, the Company primarily receives the services of the officers and employees of Prudential Financial, asset management services from Prudential Asset Management Holding Company and subsidiaries and consulting services from Pramerica Systems Ireland Limited. The Company is charged based on the level of service received. Affiliated expenses for services received were $275 million, $253 million and $239 million in “Net investment income” and $129 million, $108 million and $167 million in “General and administrative expenses” for the years ended December 31, 2008, 2007 and 2006, respectively. “Due to parent and affiliates” includes $26 million and $51 million at December 31, 2008 and 2007, respectively, due primarily to these agreements.

Notes Receivable and Other Lending Activities

Affiliated notes receivable included in “Due from parent and affiliates” at December 31, are as follows:

Description	Maturity Dates	Rate	2008	2007

			(in millions)
U.S. Dollar floating rate notes (1)	2008-2013	1.39%-11.63%	$1,216	$180
U.S. Dollar fixed rate notes (2)	2009-2013	5.04%-12.40%	777	474
Japanese Yen fixed rate notes (3)	2008-2015	0.09%-2.17%	160	792

Total long-term notes receivable – affiliated (4)			2,153	1,446
Short-term notes receivable – affiliated (5)			1,599	1,913

Total notes receivable – affiliated			$3,752	$3,359

(1)	Included within floating rate notes is the current portion of the long-term notes receivable, which was $75 million and $180 million at December 31, 2008 and 2007, respectively.
(2)	Included within fixed rate notes is the current portion of the long-term notes receivable, which was $404 million at December 31, 2008.
(3)	Included within Japanese Yen notes is the current portion of the long-term notes receivable, which was $59 million and $662 million at December 31, 2008 and 2007, respectively.
(4)	All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.
(5)	Short-term notes receivable have variable rates, which averaged 3.62% at December 31, 2008 and 5.37% at December 31, 2007. Short-term notes receivable are payable on demand.

Accrued interest receivable related to these loans was $12 million and $11 million at December 31, 2008 and 2007, respectively, and is included in “Due from parent and affiliates.” Revenues related to these loans were $97 million, $142 million and $129 million for the years ended December 31, 2008, 2007 and 2006, respectively, and is included in “Other income.”

The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates. “Cash and cash equivalents” included $55 million and $110 million, associated with these transactions at December 31, 2008 and 2007, respectively. Revenues related to this lending activity were $3 million, $14 million and $18 million for the years ended December 31, 2008, 2007 and 2006, respectively, and is included in “Net investment income.”

Sales of Fixed Maturities and Commercial Mortgage & Agricultural Mortgage Loans between Affiliates

In April, June and December 2008, the Company purchased fixed maturity investments from affiliates for a total of $374 million, the fair value on the date of the transfer plus accrued interest. The Company recorded the investments at the historic amortized cost of the affiliate. The difference of $147 million between the historic amortized cost and the fair value, net of taxes, was recorded as an increase to additional paid-in capital. The fixed maturity investments are categorized in the Company’s consolidated statement of financial position as available-for-sale debt securities, and are therefore carried at fair value, with the difference between amortized cost and fair value reflected in accumulated other comprehensive income.

In February, March and April 2008, the Company purchased commercial mortgage loans from an affiliate for a total of $180 million, the fair value on the date of the transfer plus accrued interest, less reserves. The Company recorded the investments at the affiliate’s carrying amount, and no adjustment was necessary to additional paid-in capital as the fair value and carrying amount were equal. The commercial mortgage loans are categorized in the Company’s consolidated statement of financial position as commercial mortgage and other loans.

In December 2008, the Company sold fixed maturity investments to an affiliate for a total of $822 million, the fair value on the date of the transfer plus accrued interest. The affiliate recorded the investments at the historic amortized cost of the Company. The difference of $51 million between the historic amortized cost and the fair value, net of taxes, was recorded by the Company as a reduction to additional paid-in capital.

In December 2008, the Company sold commercial mortgage and agricultural mortgage loans to an affiliate for a total of $311 million, the fair value on the date of the transfer plus accrued interest, less reserves. The affiliate recorded the investments at the Company’s carrying amount. The difference of $15 million between the carrying amount and the fair value, net of taxes, was recorded by the Company as a reduction to additional paid-in capital.

In November and December 2007, the Company purchased fixed maturity investments from an affiliate for a total of $969 million, the fair value on the date of the transfer plus accrued interest. The Company recorded the investments at the historic amortized cost of the affiliate. The difference of $3 million between the historic amortized cost and the fair value, net of taxes, was recorded as an increase to additional paid-in capital. The fixed maturity investments are categorized in the Company’s consolidated statement of financial position as available-for-sale debt securities, and are therefore carried at fair value, with the difference between amortized cost and fair value reflected in accumulated other comprehensive income.

Transfer of Duration Lengthening Swaps between Affiliates

In November 2008, the Company received duration lengthening swaps from a direct subsidiary of Prudential Financial. The Company recorded these items at a fair value of $211 million, net of taxes, which also represented the affiliate’s carrying value. The offset was recorded as a capital contribution. These swaps were terminated in December 2008.

Derivatives

Prudential Global Funding, Inc., an indirect, wholly owned consolidated subsidiary of the Company enters into derivative contracts with Prudential Financial and certain of its subsidiaries. Affiliated derivative assets included in “Other trading account assets” were $1,097 million and $288 million at December 31, 2008 and 2007, respectively. Affiliated derivative liabilities included in “Due to parent and affiliates” were $3,957 million and $740 million at December 31, 2008 and 2007, respectively.

Retail Medium Term Notes Program

The Company has sold funding agreements (“agreements”) to Prudential Financial as part of a retail note issuance program to financial wholesalers. As discussed in Note 9, “Policyholders’ account balances” include $3,496 million and $2,851 million related to these agreements at December 31, 2008 and 2007, respectively. In March 2009, the Company settled $1,015 million of its obligation related to the affiliated funding agreements mentioned above for $730 million, which will result in an increase in “Additional paid-in capital.” In addition, “Deferred policy acquisition costs” includes affiliated amounts of $58 million and $50 million related to these agreements at December 31, 2008 and 2007, respectively. The affiliated interest credited on these agreements is included in “Interest credited to policyholders’ account balances” and was $192 million, $126 million and $77 million for the years ended December 31, 2008, 2007 and 2006, respectively.

Joint Ventures

The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. “Other long term investments” includes $27 million and $89 million at December 31, 2008 and 2007, respectively. “Net investment income” includes a loss of $3 million for the year ended December 31, 2008 and gains of $21 million and $3 million for the years ended December 31, 2007 and 2006, respectively, related to these ventures.

Reinsurance

As discussed in Notes 10 and 12, the Company participates in reinsurance transactions with certain subsidiaries of Prudential Financial.

Short-term and Long-term Debt

As discussed in Note 13, the Company participates in debt transactions with certain subsidiaries of Prudential Financial.

19. FAIR VALUE OF FINANCIAL INSTRUMENTS

Transition Impact – As discussed in Note 2, the Company adopted SFAS No. 157 and SFAS No. 159 effective January 1, 2008. The adoption of these two standards did not affect the Company’s consolidated financial position or results of operations. SFAS No. 159 requires entities to classify cash receipts and cash payments related to items measured at fair value according to their nature and purpose on the Statement of Cash Flows. As a result, cash flows related to trading account assets supporting insurance liabilities and certain other assets are classified as investing rather than operating as of the adoption date of this guidance.

Fair Value Measurement – Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS No. 157 establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 – Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads and (v) most information publicly available. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short term investments, equity securities and derivative contracts that are traded in an active exchange market. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2 – Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc., including amounts due from parent and affiliates), certain equity securities, short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives. Valuations are generally obtained from third party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs.

Prices from pricing services are sourced from multiple vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company generally receives prices from multiple pricing services for each security, but ultimately use the price from the pricing service highest in the vendor hierarchy based on the respective asset type. In order to validate reasonability, prices are reviewed by internal asset managers through comparison with directly observed recent market trades and internal estimates of current fair value, developed using market observable inputs and economic indicators.

The use of valuation methodologies using observable inputs for private fixed maturities are primarily determined using a discounted cash flow model, which utilizes a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, and takes into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Private fixed maturities also include debt investments in funds that, in addition to a stated coupon, pay a return based upon the results of the underlying portfolios. The fair values of these securities are determined by reference to the funds’ net asset value (NAV). Any restrictions on the ability to redeem interests in these funds at NAV are considered to have a de minimis effect on the fair value.

The fair values of common stock mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of preferred equity securities are based on prices obtained from independent pricing services and, in order to validate reasonability, are compared with directly observed recent market trades. Accordingly, these securities are generally classified within Level 2 in the fair value hierarchy.

The majority of the Company’s derivative positions is traded in the over-the-counter (OTC) derivative market and is classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, non-binding broker-dealer quotations, third-party pricing vendors and/or recent trading activity. The fair values of most OTC derivatives, including forward rate agreements, interest rate and cross currency swaps, commodity swaps, commodity forward contracts, single name credit default swaps and to-be-announced forward contracts on highly rated mortgage-backed securities issued by U.S. government sponsored entities are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key assumptions include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, yield curves, equity prices, index dividend yields, nonperformance risk and volatility. OTC derivative contracts are executed under master netting agreements with counterparties with a Credit Support Annex, or CSA, which is a bilateral ratings-sensitive agreement that requires collateral postings at established credit threshold levels. These agreements protect the interests of the Company and its counterparties, should either party suffer a credit rating deterioration. The vast majority of the Company’s derivative agreements are with highly rated major international financial institutions. Consistent with the practice of major international financial institutions, the Company uses the credit spread embedded in the LIBOR interest rate curve to reflect nonperformance risk when determining the fair value of derivative assets and liabilities. The Company believes this credit spread is an appropriate estimate of the nonperformance risk for derivative related assets and liabilities between highly rated institutions. Most OTC derivative contracts have bid and ask prices that can be readily observed in the market place. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value.

Level 3 – Fair value is based on at least one or more significant unobservable inputs for the asset or liability. These inputs reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, and embedded derivatives resulting from certain products with guaranteed benefits and associated reinsurance. In circumstances where vendor pricing is not available, internally developed valuations or non-binding broker quotes are used to determine fair value. Non-binding broker quotes are reviewed for reasonableness, based on the Company’s understanding of the market. These estimates may use significant unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the asset. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security. Under certain conditions, the Company may conclude the prices received from independent third party pricing services or brokers are not reasonable or reflective of market activity. In those instances, the Company may choose to over-ride the third-party pricing information or quotes received and apply internally developed values to the related assets or liabilities. In such cases, the valuations are generally classified as Level 3. As of December 31, 2008, such over-rides on a net basis were not material.

For certain private fixed maturities, including those that are distressed, the discounted cash flow model may also incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the asset. Certain public fixed maturities and private fixed maturities priced internally are based on observable and unobservable inputs. Significant unobservable inputs used include: issue specific credit adjustments, material non-public financial information, management judgment, estimation of future earnings and cashflows, default rate assumptions, liquidity assumptions and non-binding quotes from market makers. These inputs are usually considered unobservable, as not all market participants will have access to this data.

Estimated fair values for most privately traded equity securities are determined using valuation and discounted cash flow models that require a substantial level of judgment. In determining the fair value of certain privately traded equity securities the discounted cash flow model may also use unobservable inputs, which reflect the Company’s assumptions about the inputs market participants would use in pricing the asset.

The fair values of the GMAB, GMWB and GMIWB liabilities and associated reinsurance, are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. The expected cash flows are discounted using LIBOR interest rates, which are commonly viewed as being consistent with the Company’s claims-paying ratings of AA quality. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models calculate a risk neutral valuation, generally using the same interest rate assumptions to both project and discount future rider fees and benefit payments, and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. Significant inputs to these models include capital market assumptions, such as interest rate and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience and give consideration to any observable market data, including market transactions such as acquisitions and reinsurance transactions.

Level 3 includes OTC derivatives where the bid-ask spreads are generally wider than derivatives classified within Level 2 thus requiring more judgment in estimating the mid-market price of such derivatives.

Derivatives that are valued based upon models with unobservable market input values or input values from less actively traded or less-developed markets are classified within Level 3 in the fair value hierarchy. Derivatives classified as Level 3 include first-to-default credit basket swaps, look-back equity options and other structured options. The fair values of first-to-default credit basket swaps are derived from relevant observable inputs such as: individual credit default spreads, interest rates, recovery rates and unobservable model-specific input values such as correlation between different credits within the same basket. Look-back equity options and other structured options and derivatives are valued using simulation models such as the Monte Carlo technique. The input values for look-back equity options are derived from observable market indices such as interest rates, dividend yields, equity indices as well as unobservable model-specific input values such as certain volatility parameters. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to broker-dealer’s values.

The table below presents the balances of assets and liabilities measured at fair value on a recurring basis, as of December 31, 2008.

	As of December 31, 2008

	Level 1	Level 2	Level 3	Netting (2)	Total

	(in millions)
Fixed maturities, available for sale	$—	$95,333	$1,923	$—	$97,256
Trading account assets supporting insurance liabilities	196	12,376	145	—	12,717
Other trading account assets	20	10,337	1,351	(7,085)	4,623
Equity securities, available for sale	2,404	1,153	73	—	3,630
Other long-term investments	15	199	—	—	214
Short-term investments	1,913	1,177	—	—	3,090
Cash and cash equivalents	2,099	5,344	—	—	7,443
Other assets	1,247	2,500	—	—	3,747
Due from parent and affiliates	—	1,752	833	—	2,585

Sub-total excluding separate account assets	7,894	130,171	4,325	(7,085)	135,305
Separate account assets (1)	42,391	60,564	19,780	—	122,735

Total assets	$50,285	$190,735	$24,105	$(7,085)	$258,040

Future policy benefits	—	—	1,172	—	1,172
Other liabilities	1	6,509	139	(5,948)	701
Due to parent and affiliates	—	2,696	1,260	—	3,956

Total liabilities	$1	$9,205	$2,571	$(5,948)	$5,829

1.

Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.

2.

“Netting” amounts represent cash collateral and the impact of offsetting asset and liability positions held with the same counterparty as permitted by FASB Interpretation No. 39, Offsetting of Amounts Related to Certain Contracts and FSP FIN 39-1, Amendment of FASB Interpretation No. 39.

The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2008, as well as the portion of gains or losses included in income for the year ended December 31, 2008 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2008.

	Year Ended December 31, 2008

	Fixed Maturities, Available For Sale	Trading Account Assets Supporting Insurance Liabilities	Other Trading Account Assets	Equity Securities, Available for Sale

	(in millions)
Fair value, beginning of period	$2,787	$291	$469	$164
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(347)	—	628	(5)
Asset management fees and other income	—	(39)	(5)	—
Included in other comprehensive income (loss)	(346)	—	—	(24)
Net investment income	11	(1)	—	—
Purchases, sales, issuances, and settlements	(305)	(32)	259	(12)
Transfers into (out of) Level 3 (1)	123	(74)	—	(50)

Fair value, end of period	$1,923	$145	$1,351	$73

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held by the Company at the end of the period(2):
Included in earnings:
Realized investment gains (losses), net	$(363)	$—	$628	$(5)
Asset management fees and other income	$—	$(46)	$(5)	$—
Included in other comprehensive income (loss)	$(327)	$—	$—	$(21)

	Year Ended December 31, 2008

	Due from Parent and Affiliates	Separate Account Assets (3)	Future Policy Benefits		Other Liabilities	Due to Parent and Affiliates

	(in millions)
Fair value, beginning of period	$35	$21,815		$(71)	$(77)	$(395)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	777	—		(1,079)	(101)	(650)
Asset management fees and other income	—	—		—	—	—
Interest credited to policyholders’ account balances	—	(2,983)		—	—	—
Included in other comprehensive income (loss)	—	—		—	—	—
Net investment income	—	—		—	—	—
Purchases, sales, issuances, and settlements	21	1,555		(22)	39	(215)
Transfers into (out of) Level 3 (1)	—	(607)		—	—	—

Fair value, end of period	$833	$19,780		$(1,172)	$(139)	$(1,260)

Unrealized gains (losses) for the period relating to those Level 3 assets and liabilities that were still held by the Company at the end of the period (2):
Included in earnings:
Realized investment gains (losses), net	$777	$—		$(1,079)	$(101)	$(650)
Asset management fees and other income	$—	$—		$—	$—	$—
Interest credited to policyholder’s account balances	$—	$(3,733)	$		$—	$—
(1)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(2)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(3)

Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.

Transfers – Net transfers into Level 3 for Fixed Maturities Available for Sale totaled $123 million during the year ended December 31, 2008. Transfers into Level 3 for these investments was primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes when previously information from third party pricing services was utilized. Partially offsetting these transfers into Level 3 were transfers out of Level 3 due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

The net amount of transfers out of level 3 for Trading Account Assets Supporting Insurance Liabilities of $74 million during the year ended December 31, 2008 is due primarily to the use of observable inputs in valuation methodologies as well as pricing service information for certain assets that the Company was able to validate. Partially offsetting these transfers out of Level 3 were transfers into Level 3 due to the use of unobservable inputs within the valuation methodologies and broker quotes, when previously information from third party pricing services was utilized.

The net amount of Separate Account Assets transferred out of Level 3 for the year ended December 31, 2008 was $607 million. This resulted from the use of vendor pricing information that the Company was able to validate that was previously unavailable. Partially offsetting the transfers out for this activity were transfers into Level 3 as a result of further review of valuation methodologies for certain assets that had been previously classified as Level 2.

Nonrecurring Fair Value Measurements - Certain assets and liabilities are measured at fair value on a nonrecurring basis. During the year ended December 31, 2008 the Company recorded losses of $27 million on cost method investments that had been written down to fair value. These fair value measurements were classified as Level 3 in the valuation hierarchy. The inputs used were primarily discounted estimated future cash flows and valuations provided by the general partners taken into consideration with deal and management fee expenses. The carrying value of these investments as of December 31, 2008 was $122 million.

Fair Value of Financial Instruments – Under SFAS No. 107, “Disclosures about Fair Value of Financial Instruments,” the Company is required to disclose the fair value of certain financial instruments. For the following financial instruments the carrying amount equals or approximates fair value: fixed maturities classified as available for sale, trading account assets supporting insurance liabilities, other trading account assets, equity securities, short-term investments and other, cash and cash equivalents, accrued investment income, separate account assets, securities sold under agreements to repurchase, and cash collateral for loaned securities, as well as certain items recorded within other assets and other liabilities such as broker-dealer related receivables and payables. See Note 20 for a discussion of derivative instruments.

The fair values presented below for those financial instruments where the carrying amounts and fair values may differ have been determined by using available market information and by applying market valuation methodologies. The fair values presented below at December 31, 2008 are in compliance with the framework for measuring fair value established by SFAS No. 157, and therefore may differ from the fair values methodologies applied at December 31, 2007.

Commercial Mortgage and Other Loans

The fair value of commercial mortgage and other loans is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality loans.

Policy Loans

The fair value of insurance policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns. For group corporate- and trust-owned life insurance contracts and group universal life contracts, the fair value of the policy loans is the amount due as of the reporting date.

Wachovia Securities “lookback” Option

As described in Note 6, the Company intends to elect to exercise its rights under the “lookback” option as it relates to its interest in the Wachovia Securities joint venture. The fair value of the “lookback” option is determined internally by using an approach that employs both Black-Scholes and binominal option pricing models, which includes inputs such as equity market volatilities, risk-free rates and dividend yields. The carrying value of the “lookback” option is reflected within “Other assets.”

Notes Receivable - Affiliated

The fair value of affiliated notes receivable is determined using a discounted cash flow model, which utilizes a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions and takes into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Affiliated notes receivable are reflected within “Due from parent and affiliates.”

Investment Contracts – Policyholders’ Account Balances & Separate Account Liabilities

Only the portion of policyholders’ account balances and separate account liabilities related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table below. For fixed deferred annuities, single premium endowments, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on LIBOR interest rates or other similar local indices, which are commonly viewed as being consistent with the Company’s claims paying ratings. For guaranteed investment contracts, funding agreements, structured settlements without life contingencies and other similar products, fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value. For defined contribution and defined benefit contracts and certain other products the fair value is the market value of the assets supporting the liabilities.

Debt

The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.

The following table discloses the Company’s financial instruments where the carrying amounts and fair values may differ:

	2008		2007

	Carrying Amount	Fair Value	Carrying Amount	Fair Value

	(in millions)
Commercial mortgage and other loans	$27,717	$25,345	$24,972	$25,420
Policy loans	7,779	9,669	7,831	9,116
Wachovia Securities “lookback” option	580	2,280	—	—
Notes receivable – affiliated	3,752	3,724	3,359	3,359
Policyholders account balance - Investment contracts	58,143	57,708	56,211	56,347
Short-term and long-term debt	14,342	12,919	14,022	14,036
Separate account liabilities - Investment contracts	78,283	78,283	97,158	97,158

20.  DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies used in a non-dealer or broker capacity

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures and options are used by the Company to reduce risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of underlying referenced investments, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commission’s merchants who are members of a trading exchange.

Currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell. The Company also uses currency forwards to hedge the currency risk associated with net investments in foreign operations.

Under currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company sells credit protection on an identified name, or a basket of names in a first to default structure, and in return receive a quarterly premium. With single name credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name’s public fixed maturity cash instruments and swap rates, at the time the agreement is executed. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. See Note 21 for a discussion of guarantees related to these credit derivatives. In addition to selling credit protection, in limited instances the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

The Company uses “to be announced” (“TBA”) forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company to achieve better diversification and to enhance the return on its investment portfolio. TBAs provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date.

As further described in Note 10, the Company sells variable annuity products, which contain embedded derivatives. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models. The Company maintains a portfolio of derivative instruments that is intended to economically hedge the risks related to the above products’ features. The derivatives may include, but are not limited to equity options, total return swaps, interest rate swap options, caps, floors, and other instruments. In addition, some variable annuity products feature an automatic rebalancing element to minimize risks inherent in the Company’s guarantees which reduces the need for hedges.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio.

Cash Flow, Fair Value and Net Investment Hedges

The primary derivative instruments used by the Company in its fair value, cash flow, and net investment hedge accounting relationships are interest rate swaps, currency swaps and currency forwards. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its fair value, cash flow or net investment hedge accounting relationships.

The ineffective portion of derivatives accounted for using hedge accounting in the years ended December 31, 2008, 2007 and 2006 was not material to the results of operations of the Company. In addition, there were no material amounts reclassified into earnings relating to discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by SFAS No. 133.

Presented below is a roll forward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in millions)

Balance, December 31, 2005	$(77)
Net deferred losses on cash flow hedges from January 1 to December 31, 2006	(57)
Amount reclassified into current period earnings	(19)

Balance, December 31, 2006	(153)
Net deferred losses on cash flow hedges from January 1 to December 31, 2007	(53)
Amount reclassified into current period earnings	(6)

Balance, December 31, 2007	(212)
Net deferred gains on cash flow hedges from January 1 to December 31, 2008	138
Amount reclassified into current period earnings	(41)

Balance, December 31, 2008	$(115)

It is anticipated that a pre-tax loss of approximately $11 million will be reclassified from “Accumulated other comprehensive income (loss)” to earnings during the year ended December 31, 2009, offset by amounts pertaining to the hedged items. As of December 31, 2008, the Company does not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 15 years. Income amounts deferred in “Accumulated other comprehensive income (loss)” as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” in the Consolidated Statements of Stockholder’s Equity.

For effective net investment hedges, the amounts, before applicable taxes, recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss)” were gains of $14 million in 2008, losses of $6 million in 2007, and gains of $61 million in 2006.

For the years ended December 31, 2008, 2007 and 2006, there were no derivative reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Credit Derivatives Written

The following tables set forth the Company’s exposure from credit derivatives where the Company has written credit protection excluding credit protection written on the Company’s own credit and embedded derivatives contained in European managed investments, by NAIC rating of the underlying credits as of the dates indicated.

		December 31, 2008

		Single Name		First to Default Basket		Total

NAIC Designation (1)	Rating Agency Equivalent	Notional	Fair Value	Notional	Fair Value	Notional	Fair Value

		(in millions)
1	Aaa, Aa, A	$20	$—	$192	$(17)	$212	$(17)
2	Baa	5	—	417	(63)	422	(63)

	Subtotal Investment Grade	25	—	609	(80)	634	(80)
3	Ba	—	—	15	(2)	15	(2)
4	B	—	—	—	—	—	—
5	C and lower	5	—	93	(26)	98	(26)
6	In or near default	—	—	—	—	—	—

	Subtotal Below Investment Grade	5	—	108	(28)	113	(28)

Total		$30	$—	$717	$(108)	$747	$(108)

		December 31, 2007

		Single Name		First to Default Basket		Total

NAIC Designation	Rating Agency Equivalent	Notional	Fair Value	Notional	Fair Value	Notional	Fair Value

		(in millions)
1	Aaa, Aa, A	$40	$—	$575	$(5)	$615	$(5)
2	Baa	15	—	537	(37)	552	(37)

	Subtotal Investment Grade	55	—	1,112	(42)	1,167	(42)
3	Ba	—	—	20	(1)	20	(1)
4	B	—	—	28	(2)	28	(2)
5	C and lower	5	(1)	20	(2)	25	(3)
6	In or near default	—	—	—	—	—	—

	Subtotal Below Investment Grade	5	(1)	68	(5)	73	(6)

Total		$60	$(1)	$1,180	$(47)	$1,240	$(48)

(1)

First-to-default credit swap baskets, which may include credits of varying qualities, are grouped above based on the lowest credit in the basket. However, such basket swaps may entail greater credit risk than the rating level of the lowest credit.

The following table sets forth the composition of the Company’s credit derivatives where the Company has written credit protection excluding credit protection written on the Company’s own credit and embedded derivatives contained in European managed investments, by industry category as of the dates indicated.

	December 31, 2008		December 31, 2007

Industry	Notional	Fair Value	Notional	Fair Value

	(in millions)
Corporate Securities:
Manufacturing	$5	$—	$5	$—
Utilities	5	—	5	—
Finance	—	—	—	—
Services	5	—	5	(1)
Energy	—	—	—	—
Transportation	—	—	10	—
Retail and Wholesale	10	—	20	—
Other	5	—	15	—
First to Default Baskets(1)	717	(108)	1,180	(47)

Total Corporate Securities	$747	$(108)	$1,240	$(48)

Total	$747	$(108)	$1,240	$(48)

(1)	Credit default baskets may include various industry categories.

The Company holds certain externally managed investments in the European market which contain embedded derivatives whose fair value are primarily driven by changes in credit spreads. These investments are medium term notes that are collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes have a stated coupon and provide a return based on the performance of the underlying portfolios and the level of leverage. The Company invests in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes are accounted for under U.S. GAAP as available for sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities are reported in Stockholders’ Equity under the heading “Accumulated Other Comprehensive Income” and changes in the market value of the embedded total return swaps are included in current period earnings in “Realized investment gains (losses), net.” The Company’s maximum exposure to loss from these interests was $528 million and $908 million at December 31, 2008 and 2007, respectively.

In addition to selling credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2008 and December 31, 2007, the Company had $781 million and $405 million of outstanding notional amounts, reported at fair value as a $196 million asset and a $6 million asset, respectively.

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial derivative transactions. The Company manages credit risk by entering into derivative transactions with major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

The credit exposure of the Company’s over-the-counter (OTC) derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date. To reduce credit exposures, the Company seeks to (i) enter into OTC derivative transactions pursuant to master agreements that provide for a netting of payments and receipts with a single counterparty (ii) enter into agreements that allow the use of credit support annexes (CSAs), which are bilateral rating-sensitive agreements that require collateral postings at established threshold levels. Likewise, the Company effects exchange-traded futures and options transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of nonperformance by counterparties to such financial instruments.

The vast majority of the Company’s OTC derivative agreements are with highly rated major international financial institutions. Consistent with the practice of major international financial institutions, the Company utilizes the credit spread embedded in the London Interbank Offered Rate (LIBOR) curve to reflect nonperformance risk when determining the fair value of OTC derivative assets and liabilities. This credit spread is an appropriate estimate of the nonperformance risk of the Company’s OTC derivative related assets and liabilities.

21. COMMITMENTS AND GUARANTEES, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments and Guarantees

The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. Rental expense, net of sub-lease income, incurred for the years ended December 31, 2008, 2007 and 2006 was $62 million, $67 million and $68 million, respectively.

The following table presents, at December 31, 2008, the Company’s contractual maturities on long-term debt, as more fully described in Note 13, and future minimum lease payments under non-cancelable operating leases along with associated sub-lease income:

	Long-term Debt	Operating Leases	Sub-lease Income

	(in millions)
2009	$—	$92	$(22)
2010	2,041	73	(11)
2011	11	62	(5)
2012	3	52	(5)
2013	22	41	(4)
2014 and thereafter	6,610	67	(4)

Total	$8,687	$387	$(51)

Occasionally, for business reasons, the Company may exit certain non-cancelable operating leases prior to their expiration. In these instances, the Company’s policy is to accrue, at the time it ceases to use the property being leased, the future rental expense and any sub-lease income, and to release this reserve over the remaining commitment period. Of the $387 million in total non-cancelable operating leases and $51 million in total sub-lease income, $31 million and $40 million, respectively, has been accrued at December 31, 2008.

In connection with the Company’s origination of commercial mortgage loans, it had outstanding commercial mortgage loan commitments with borrowers of $909 million at December 31, 2008.

The Company also has other commitments, some of which are contingent upon events or circumstances not under the Company’s control, including those at the discretion of the Company’s counterparties. These other commitments amounted to $9,441 million at December 31, 2008. Reflected in these other commitments are $9,298 million of commitments to purchase or fund investments, including $7,443 million that the Company anticipates will ultimately be funded from the assets of its separate accounts. Of these separate account commitments, $3,255 million have recourse to Prudential Insurance if the separate accounts are unable to fund the amounts when due.

In the course of the Company’s business, it provides certain guarantees and indemnities to third parties pursuant to which it may be contingently required to make payments now or in the future.

A number of guarantees provided by the Company relate to real estate investments held in its separate accounts, in which the separate account has borrowed funds, and the Company has guaranteed their obligation to their lender. The Company provides these guarantees to assist the separate account in obtaining financing for the transaction. The Company’s maximum potential exposure under these guarantees was $2,508 million at December 31, 2008. Any payments that may become required of the Company under these guarantees would either first be reduced by proceeds received by the creditor on a sale of the underlying collateral, or would provide the Company with rights to obtain the underlying collateral. Recourse for $2,025 million of the maximum potential exposure is limited to the assets of the separate account. The remaining exposure primarily relates to guarantees limited to fraud, criminal activity or other bad acts. These guarantees generally expire at various times over the next ten years. At December 31, 2008, no amounts were accrued as a result of the Company’s assessment that it is unlikely payments will be required.

As discussed in Note 20, the Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security. The Company’s maximum amount at risk under these credit derivatives, assuming the value of the underlying referenced securities become worthless, is $747 million at December 31, 2008. These credit derivatives generally have maturities of five years or less.

Certain contracts underwritten by the Retirement segment include guarantees related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives, at fair value, in accordance with SFAS No. 133. At December 31, 2008, such contracts in force carried a total guaranteed value of $5,152 million. These guarantees are supported by collateral that is not reflected on our balance sheet. This collateral had a fair value of $5,124 million at December 31, 2008.

In connection with certain acquisitions, the Company has agreed to pay additional consideration in future periods, based upon the attainment by the acquired entity of defined operating objectives. In accordance with U.S. GAAP, the Company does not accrue contingent consideration obligations prior to the attainment of the objectives. At December 31, 2008, maximum potential future consideration pursuant to such arrangements, to be resolved over the following three years, is $65 million. Any such payments would result in increases in intangible assets, including goodwill.

The Company is also subject to other financial guarantees and indemnity arrangements. The Company has provided indemnities and guarantees related to acquisitions, dispositions, investments and other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to various time limitations, defined by the contract or by operation of law, such as statutes of limitation. In some cases, the maximum potential obligation is subject to contractual limitations, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, it is not possible to determine the maximum potential amount due under these guarantees. At December 31, 2008, the Company has accrued liabilities of $4 million associated with all other financial guarantees and indemnity arrangements, which does not include retained liabilities associated with sold businesses.

Contingent Liabilities

On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. The Company’s legal and regulatory actions include proceedings specific to it and proceedings generally applicable to business practices in the industries in which it operates, including in both cases businesses that have either been divested or placed in wind-down status. The Company is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. In its investment-related operations, the Company is subject to litigation involving commercial disputes with counterparties or partners and class action lawsuits and other litigation alleging, among other things, that the Company has made improper or inadequate disclosures in connection with the sale of assets and annuity and investment products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to the Company and its businesses and products. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

In November 2008, a purported nationwide class action, Garcia v. Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey. The complaint, which is brought on behalf of beneficiaries of Prudential Insurance policies whose death benefits were placed in retained asset accounts, alleges that by investing the death benefits in these accounts, Prudential Insurance wrongfully delayed payment and improperly retained undisclosed profits. It alleges claims of breach of the contract of insurance, breach of contract with regard to the retained asset accounts, breach of fiduciary duty and unjust enrichment, and seeks an accounting, disgorgement, injunctive relief, attorneys’ fees, and prejudgment and post-judgment interest.

From November 2002 to March 2005, eleven separate complaints were filed against Prudential Financial, the Company and the law firm of Leeds Morelli & Brown in New Jersey state court. The cases were consolidated for pre-trial proceedings in New Jersey Superior Court, Essex County and captioned Lederman v. Prudential Financial, Inc., et al. The complaints allege that an alternative dispute resolution agreement entered into among Prudential Insurance, over 350 claimants who are current and former Prudential Insurance employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that Prudential Insurance conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate racketeering laws by advancing legal fees to the law firm with the purpose of limiting Prudential Insurance’s liability to the claimants. In 2004, the Superior Court sealed these lawsuits and compelled them to arbitration. In May 2006, the Appellate Division reversed the trial court’s decisions, held that the cases were improperly sealed, and should be heard in court rather than arbitrated. In March 2007, the court granted plaintiffs’ motion to amend the complaint to add over 200 additional plaintiffs, and a claim under the New Jersey discrimination law, but denied without prejudice plaintiffs’ motion for a joint trial on liability issues. In June 2007, Prudential Financial and Prudential Insurance moved to dismiss the complaint. In November 2007, the court granted the motion, in part, and dismissed the commercial bribery and conspiracy to commit malpractice claims, and denied the motion with respect to other claims. In December 2007, the Prudential defendants answered the complaints and asserted counterclaims against each plaintiff for breach of contract and cross-claims against Leeds Morelli & Brown for breach of contract and the covenant of good faith and fair dealing, fraudulent inducement, indemnification and contribution. In January 2008, plaintiffs filed a demand pursuant to New Jersey law stating that they were seeking damages in the amount of $6.5 billion.

The Company, along with a number of other insurance companies, received formal requests for information from the State of New York Attorney General’s Office (“NYAG”), the Securities and Exchange Commission (“SEC”), the Connecticut Attorney General’s Office, the Massachusetts Office of the Attorney General, the Department of Labor, the United States Attorney for the Southern District of California, the District Attorney of the County of San Diego, and various state insurance departments relating to payments to insurance intermediaries and certain other practices that may be viewed as anti-competitive. In December 2006, Prudential Insurance reached a resolution of the NYAG investigation. Under the terms of the settlement, Prudential Insurance paid a $2.5 million penalty and established a $16.5 million fund for policyholders, adopted business reforms and agreed, among other things, to continue to cooperate with the NYAG in any litigation, ongoing investigations or other proceedings. Prudential Insurance also settled the litigation brought by the California Department of Insurance and agreed to business reforms and disclosures as to group insurance contracts insuring customers or residents in California and to pay certain costs of investigation. In April 2008, Prudential Insurance reached a settlement of proceedings relating to payments to insurance intermediaries and certain other practices with the District Attorneys of San Diego, Los Angeles and Alameda counties. Pursuant to this settlement, Prudential Insurance paid $350,000 in penalties and costs. These matters are also subject of litigation brought by private plaintiffs, including purported class actions that have been consolidated in the multidistrict litigation in the United States District Court for the District of New Jersey, In re Employee Benefit Insurance Brokerage Antitrust Litigation. In August and September 2007, the court dismissed the anti-trust and RICO claims. In January and February 2008, the court dismissed the ERISA claims with prejudice and the state law claims without prejudice. Plaintiffs have appealed to the Third Circuit Court of Appeals.

In April 2005, the Company voluntarily commenced a review of the accounting for its reinsurance arrangements to confirm that it complied with applicable accounting rules. This review included an inventory and examination of current and past arrangements, including those relating to the Company’s wind-down and divested businesses and discontinued operations. Subsequent to commencing this voluntary review, the Company received a formal request from the Connecticut Attorney General for information regarding its participation in reinsurance transactions generally and a formal request from the SEC for information regarding certain reinsurance contracts entered into with a single counterparty since 1997 as well as specific contracts entered into with that counterparty in the years 1997 through 2002 relating to the Company’s property and casualty insurance operations that were sold in 2003. In August 2008, Prudential Financial reached a resolution of this matter. The SEC’s complaint, filed on August 6, 2008 in the United States District Court for the District of New Jersey, alleges, among other things, that the Company improperly accounted for the reinsurance contracts resulting in overstatements of Prudential Financial’s consolidated results for the years 2000, 2001 and 2002 in certain of Prudential Financial’s reports filed with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in violation of the financial reporting, books-and-records and internal control provisions of the Exchange Act. In connection with the settlement, Prudential Financial has consented to entry of a final judgment enjoining it from future violations of specified provisions of the Exchange Act and related rules and regulations of the SEC thereunder. The settlement, in which Prudential Financial neither admits nor denies the allegations in the complaint, resolves the SEC’s investigations into these matters without the imposition of any monetary fine or penalty. The settlement documents include allegations that may result in litigation, adverse publicity and other potentially adverse impacts to Prudential Financial’s businesses.

In October 2007, Prudential Retirement Insurance and Annuity Co. (“PRIAC”) filed an action in the United States District Court for the Southern District of New York, Prudential Retirement Insurance & Annuity Co. v. State Street Global Advisors, in PRIAC’s fiduciary capacity and on behalf of certain defined benefit and defined contribution plan clients of PRIAC, against an unaffiliated asset manager, State Street Global Advisors (“SSgA”) and SSgA’s affiliate, State Street Bank and Trust Company (“State Street”). This action seeks, among other relief, restitution of certain losses attributable to certain investment funds sold by SSgA as to which PRIAC believes SSgA employed investment strategies and practices that were misrepresented by SSgA and failed to exercise the standard of care of a prudent investment manager. PRIAC also intends to vigorously pursue any other available remedies against SSgA and State Street in respect of this matter. Given the unusual circumstances surrounding the management of these SSgA funds and in order to protect the interests of the affected plans and their participants while PRIAC pursues these remedies, PRIAC implemented a process under which affected plan clients that authorized PRIAC to proceed on their behalf have received payments from funds provided by PRIAC for the losses referred to above. The Company’s consolidated financial statements for the year ended December 31, 2007 include a pre-tax charge of $82 million, reflecting these payments to plan clients and certain related costs. In September 2008, the United States District Court for the Southern District of New York denied the State Street defendants’ motion to dismiss claims for damages and other relief under Section 502(a)(2) of ERISA, but dismissed the claims for equitable relief under Section 502(a)(3) of ERISA. In October 2008, defendants answered the complaint and asserted counterclaims for contribution and indemnification, defamation and violations of Massachusetts’ unfair and deceptive trade practices law.

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey, claiming that the Company failed to pay overtime to insurance agents who were registered representatives in violation of federal and Pennsylvania law, and that improper deductions were made from these agents’ wages in violation of state law. The complaint seeks back overtime pay and statutory damages, recovery of improper deductions, interest and attorneys’ fees. In December 2007, plaintiffs moved to certify the class. In March 2008, the court granted plaintiffs’ motion to conditionally certify a nationwide class. In March 2008, a purported nationwide class action lawsuit was filed with the United States District Court for the Southern District of California, Wang v. Prudential Financial, Inc. and Prudential Insurance, on behalf of agents who sold the Company’s financial products. The complaint alleges claims that the Company failed to pay overtime and provide other benefits in violation of federal and California law and seeks compensatory and punitive damages in unspecified amounts. In September 2008, the Wang matter was transferred to the United States District Court for the District of New Jersey and consolidated with the Bouder lawsuit. In January 2009, an amended complaint was filed in the consolidated matter which adds wage claims based on the laws of thirteen additional states.

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of

The Prudential Insurance Company of America:

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of stockholder’s equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America (a wholly owned subsidiary of Prudential Holdings, LLC, which is a wholly owned subsidiary of Prudential Financial, Inc), and its subsidiaries (collectively, the “Company”) at December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 of the consolidated financial statements, during 2008 Prudential Financial, Inc. contributed Prudential Securities Group, LLC, including its investment in the Wachovia Securities joint venture, to the Company. The consolidated financial statements for the periods ended December 31, 2007 and 2006 have been retrospectively adjusted to reflect this contribution for all periods presented.

As described in Note 2 of the consolidated financial statements, the Company adopted a framework for measuring fair value on January 1, 2008. Also, the Company changed its method of accounting for uncertainty in income taxes, for deferred acquisition costs in connection with modifications or exchanges of insurance contracts, and for income tax-related cash flows generated by a leveraged lease transaction on January 1, 2007 and for defined benefit pension and other postretirement plans on December 31, 2006.

/S/ PRICEWATERHOUSECOOPERS LLP

New York, New York

April 3, 2009

PART C—OTHER INFORMATION

ITEM 29. FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS

(1)   Financial Statements of The Prudential Variable Contract Account-10 (Registrant) consisting of the Statement of Net Assets, as of December 31, 2008; the Statement of Operations for the period ended December 31, 2008; the Statements of Changes in Net Assets for the periods ended December 31, 2008 and 2007; and the Notes relating thereto are incorporated by reference into the MEDLEY annual report for 2007 (File No. 2-76580).

(2)   Financial Statements of The Prudential Insurance Company of America (Depositor) consisting of the Statements of Financial Position as of December 31, 2008 and 2007; the Statements of Operations and Changes in Surplus and Asset Valuation Reserve and the Statements of Cash Flows for the years ended December 31, 2008, 2007 and 2006; and the Notes relating thereto appear in the statement of additional information (Part B of the Registration Statement).

(b) EXHIBITS

(1)	Resolution of the Board of Directors of The Prudential Insurance Company of America establishing The Prudential Variable Contract Account 10.	Incorporated by reference to Exhibit (1) to Post-Effective Amendment No. 33 to Registration Statement filed April 30, 1999.

(2)	Rules and Regulations of The Prudential Variable Contract Account 10	Incorporated by reference to Exhibit (2) to Post-Effective Amendment No. 36 to this Registration Statement filed April 30, 2001.

(3)	Custodian Agreement with Investors Fiduciary Trust Company.	Incorporated by reference to Exhibit (3) to Post-Effective Amendment No. 31 to this Registration Statement filed April 29, 1998.

(4)	(i) Management Agreement between Prudential Investments Fund Management LLC and The Prudential Variable Contract Account-10.	Incorporated by reference to Exhibit (4)(i) to Post-Effective Amendment No. 36 to this Registration Statement filed April 30, 2001.

	(ii) Subadvisory Agreement between Jennison Associates LLC and Prudential Investments Fund Management LLC.	Incorporated by reference to Exhibit (4)(ii) to Post-Effective Amendment No. 36 to this Registration Statement filed April 30, 2001.

(5)	(i) Agreement Relating to the Sale of Certain Contracts on a Variable Basis between Prudential and The Prudential Variable Contract Account 10.	Incorporated by reference to Exhibit No. (5) to Post-Effective Amendment No. 33 to Registration Statement filed April 30, 1999.

	(ii) Agreement for the Sale of VCA 10 Contracts between Prudential, The Prudential Variable Contract Account 10 and Prudential Investment Management Services LLC.	Incorporated by reference to Exhibit 5(iv) to Post-Effective Amendment No. 29 to this Registration Statement, filed May 1, 1997

(6)	(i)(a) Specimen Copy of Group Annuity Contract Form GVA-1000 for individual retirement annuities.	Incorporated by reference to Exhibit (6)(i)(a) to Post-Effective Amendment No. 9 to this Registration Statement, filed April 24, 1987.

	(i)(b) Specimen Copy of Group Annuity Contract Form GVA-1000 for individual retirement annuity contracts issued after May 1, 1987.	Incorporated by reference to Exhibit (6)(i)(b) to Post-Effective Amendment No. 8 to this Registration Statement, filed April 1, 1987.

	(i)(c) Specimen Copy of Group Annuity Contract Form GVA-1000 for individual retirement annuity contracts issued after May 1, 1988.	Incorporated by reference to Exhibit (6)(i)(c) to Post-Effective Amendment No. 11 to this Registration Statement, filed April 8, 1988.

	(i)(d) Specimen Copy of Group Annuity Contract Form GVA-1000 for individual retirement annuity contracts issued after May 1, 1990.	Incorporated by reference to Exhibit (6)(i)(d) to Post-Effective Amendment No. 17 to this Registration Statement, filed April 30, 1990.

(i)(e) Specimen Copy of Group Annuity Amendment Form GAA-7793 for individual retirement annuity contracts issued before May 1, 1990.	Incorporated by reference to Exhibit (6)(i)(e) to Post-Effective Amendment No. 17 to this Registration Statement, filed April 30, 1990.

(ii)(a) Specimen Copy of Group Annuity Contract Form GVA-120-82 for tax-deferred annuities with modifications for certain tax changes and the exchange offer.	Incorporated by reference to Exhibit (6)(ii)(a) to Post-Effective Amendment No. 9 to this Registration Statement, filed April 24, 1987.

(ii)(b) Specimen Copy of Group Annuity Contract Form GVA-120-87 for tax-deferred annuity contracts issued after May 1, 1987.	Incorporated by reference to Exhibit (6)(ii)(b) to Post-Effective Amendment No. 8 to this Registration Statement, filed April 1, 1987.

(ii)(c) Specimen Copy of Group Annuity Contract Form GVA-120-87 for tax-deferred annuity contracts issued after May 1, 1988.	Incorporated by reference to Exhibit (6)(ii)(c) to Post-Effective Amendment No. 11 to this Registration Statement, filed April 8, 1988.

(ii)(d) Specimen Copy of Group Annuity Contract Form GVA-120-87 for tax-deferred annuity contracts issued after May 1, 1990.	Incorporated by reference to Exhibit (6)(ii)(d) to Post-Effective Amendment No. 17 to this Registration Statement, filed April 30, 1990.

(ii) (e) Specimen Copy of Group Annuity Amendment Form GAA-7764 for tax-deferred annuity contracts issued before May 1, 1990.	Incorporated by reference to Exhibit (6)(ii)(e) to Post-Effective Amendment No. 17 to this Registration Statement, filed April 30, 1990.

(iii)(a) Specimen Copy of Group Annuity Contract Form GVA-1010 for deferred compensation plans.	Incorporated by reference to Exhibit (6)(iii)(a) to Post-Effective Amendment No. 9 to this Registration Statement, filed April 24, 1987.

(iii)(b) Specimen Copy of Group Annuity Contract Form GVA-1010 for deferred compensation plan contracts issued after May 1, 1987.	Incorporated by reference to Exhibit (6)(iii)(b) to Post-Effective Amendment No. 8 to this Registration Statement, filed April 1, 1987.

(iii)(c) Specimen Copy of Group Annuity Contract Form GVA-1010 for deferred compensation plan contracts issued after May 1, 1988.	Incorporated by reference to Exhibit (6)(iii)(c) to Post-Effective Amendment No. 11 to this Registration Statement, filed April 8, 1988.

(iii) (d) Specimen Copy of Group Annuity Contract Form GVA-1010 for deferred compensation plan contracts issued after May 1, 1990.	Incorporated by reference to Exhibit (6)(iii)(d) to Post-Effective Amendment No. 17 to this Registration Statement, filed April 30, 1990.

(iii)(e) Specimen Copy of Group Annuity Amendment Form GAA-7792 for deferred compensation plan contracts issued before May 1, 1990.	Incorporated by reference to Exhibit (6)(iii)(e) to Post-Effective Amendment No. 17 to this Registration Statement, filed April 30, 1990.

(iii)(f) Specimen Copy of Group Annuity Contract Form GAA-7900-DefComp for deferred compensation plan contracts issued before May 1, 1996.	Incorporated by reference to Exhibit 10 to Post-Effective Amendment No. 28 to this Registration Statement, Filed February 28, 1997.

(iii)(g) Specimen Copy of Group Annuity Contract Form GAA-7900-DefComp-1 for deferred compensation plan contracts issued before May 1, 1996.	Incorporated by reference to Exhibit 11 to Post-Effective Amendment No. 28 to this Registration Statement, Filed February 28, 1997.

(iii)(h) Specimen Copy of Group Annuity Contract Form GAA-7900-Secular for deferred compensation plan contracts issued before May 1, 1996.	Incorporated by reference to Exhibit 12 to Post-Effective Amendment No. 28 to this Registration Statement, Filed February 28, 1997.

	(iii)(i) Specimen Copy of Group Annuity Contract Form GAA-7900-Secular-1 for deferred compensation plan contracts issued before May 1, 1996.	Incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 28 to this Registration Statement, Filed February 28, 1997.

	(iv) Specimen Copy of Group Annuity Contract Form GVA-110-82 for Keogh Plans.	Incorporated by reference to Exhibit (6)(iv) to Post-Effective Amendment No. 8 to this Registration Statement, filed April 1, 1987.

	(v)(a) Specimen Copy of Group Annuity Contract Form GVA-7454 for Participants governed by the Texas Optional Retirement Program.	Incorporated by reference to Exhibit (4)(v) to Post-Effective Amendment No. 5 to this Registration Statement, filed April 30, 1985.

	(v)(b) Modifications for certain tax changes.	Incorporated by reference to Exhibit (6)(v)(a) to Post-Effective Amendment No. 8 to this Registration Statement, filed April 1, 1987.

	(vi) Specimen Copy of Group Annuity Contract Form GVA-1010 for non-qualified deferred compensation plans.	Incorporated by reference to Exhibit (6)(vi) to Post-Effective Amendment No. 11 to this Registration Statement, filed April 8, 1988.

(7)	Application and Enrollment Forms as revised for use after May 1, 1991.	Incorporated by reference to Exhibit (7) to Post-Effective Amendment No. 19 to this Registration Statement, filed April 29, 1991.

(8)	(i) Copy of the Charter of Prudential.	Incorporated by reference to Post-Effective Amendment No. 18 to Form S-1, Registration No. 33-20083-01, filed April 14, 2005 on behalf of the Prudential Variable Contract Real Property Account.

(ii) Copy of the By-Laws of Prudential, as amended to and including May 12, 1998.

Incorporated by reference to Post-Effective Amendment No. Exhibit Item 26(f)(ii) of Post-Effective Amendment No. 29 to Form N-6, Registration No. 33-20000, filed April 21, 2006, on behalf of The Prudential Variable Appreciable Account.

(11)	(i) Investment Accounting Agreement between The Prudential Insurance Company of America and Investors Fiduciary Trust Company.	Incorporated by reference to Exhibit (ll)(i) to Post-Effective Amendment No. 34 to this Registration Statement filed on April 28, 2000.

	(ii) First Amendment to Investment Accounting Agreement between The Prudential Insurance Company of America and Investors Fiduciary Trust Company.	Incorporated by reference to Exhibit (ll)(ii) to Post-Effective Amendment No. 34 to this Regulation Statement filed on April 28, 2000.

	(iii) Second Amendment to Investment Accounting Agreement between The Prudential Insurance Company of America and Investors Fiduciary Trust Company.	Incorporated by reference to Exhibit (ll)(iii) to Post-Effective Amendment No. 34 to this Registration Statement filed on April 28, 2000.

(12)	Opinion and Consent of Counsel.	Incorporated by reference to Exhibit 12 to Post-Effective Amendment No. 38 to this Registration Statement filed on April 30, 2002.

(13)	(i) Consents of independent registered public accounting firms.	Filed herewith.

	(ii) Powers of Attorney dated July 1, 2008.	Incorporated by reference to Jennison Natural Resources Fund, Inc. Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (33-15166) filed via EDGAR on July 31, 2008.

	(iii) Directors and Officers of Prudential.	Incorporated by reference to Post-Effective Amendment No. 19 to Form S-1, Registration No. 33-20083 filed April 19, 2006 on behalf of The Prudential Variable Contract Real Property Account.

(16)	Calculation of Performance Data.	Performance information appears under the heading “Performance” in the Statement of Additional Information (Part B of this Registration Statement).

(17)	(i) Code of Ethics of The Prudential Variable Contract Account-10.	Incorporated by reference to Jennison Natural Resources Fund, Inc. Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (33-15166) filed via EDGAR on July 31, 2008.

	(ii) Personal Securities Trading Policy and Code of Ethics of Prudential, including the Manager and Distributor dated January 14, 2008.	Incorporated by reference to Jennison Natural Resources Fund, Inc. Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (33-15166) filed via EDGAR on July 31, 2008.

	(iii) Amended Code of Ethics of Jennison Associates LLC dated October 5, 2005.	Incorporated by reference to Exhibit 17(iii) to Post-Effective Amendment No. 42 to this Registration Statement filed on April 28, 2006.

ITEM 30. DIRECTORS AND OFFICERS OF PRUDENTIAL

Information about Prudential’s Directors and Executive Officers appears under the headings “The Prudential Insurance Company of America-Directors” and “The Prudential Insurance Company of America-Principal Officers” in the Statement of Additional Information (Part B of this Registration Statement).

ITEM 31. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is a separate account of The Prudential Insurance Company of America, (Prudential) a stock life insurance company organized under the laws of the State of New Jersey. Prudential has been doing business since 1875. Prudential is an indirect subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. The subsidiaries of Prudential Financial Inc. (“PFI”) are listed under Exhibit 21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 27, 2008, the text of which is hereby incorporated by reference.

In addition to the subsidiaries shown on the Organization Chart, Prudential holds all of the voting securities of Prudential’s Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential also holds directly and in three of its other separate accounts, and in The Prudential Variable Contract Account 24, shares of The Prudential Series Fund, a Delaware trust. The balance of the shares are held in separate accounts of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, wholly-owned subsidiaries of Prudential. All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential’s Gibraltar Fund, Inc. and The Prudential Series Fund are registered as open-end, diversified management investment companies under the Investment Company Act of 1940. The shares of these investment companies are voted in accordance with the instructions of persons having interests in the unit investment trusts, and Prudential, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.

Registrant may also be deemed to be under common control with The Prudential Variable Contract Account 2 and The Prudential Variable Contract Account-11, separate accounts of Prudential registered as open-end, diversified management investment companies under the Investment Company Act of 1940, and with The Prudential Variable Contract Account 24, a separate account of Prudential registered as a unit investment trust. Prudential is a New Jersey stock life insurance company. Prudential has been doing business since 1875. Prudential is an indirect subsidiary of Prudential Financial, a New Jersey insurance holding company. Its financial statements have been prepared in conformity with generally accepted accounting principles, which include statutory accounting practices prescribed or permitted by state regulatory authorities for insurance companies.

ITEM 32. NUMBER OF CONTRACTOWNERS

As of March 31, 2009 the number of contractowners of qualified and non-qualified contracts offered by Registrant was 76,780.

ITEM 33. INDEMNIFICATION

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

New Jersey, being the state of organization of The Prudential Insurance Company of America (Prudential), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential’s By-law Article VII, Section 1, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit Item 26(f)(ii) of Post-Effective Amendment No. 29 to Form N-6, Registration No. 33-20000, filed April 21, 2006, on behalf of The Prudential Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 34. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a) Prudential Investments LLC (PI)

The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (file No. 801-31104).

(b) Jennison Associates LLC

The business and other connections of the directors and executive officers of Jennison Associates LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-5608), as most recently amended, the text of which is hereby incorporated by reference.

ITEM 35. PRINCIPAL UNDERWRITER

(a) Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for Cash Accumulation Trust, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Blend Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden National Municipals Fund, Inc., Jennison Natural Resources Fund, Inc., Dryden Global Real Estate Fund, Jennison Sector Funds, Inc., Dryden Short-Term Corporate Bond Fund, Inc., Jennison Small Company Fund, Inc., Dryden Tax-Managed Funds, Dryden Small-Cap Core Equity Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison Mid-Cap Growth Fund, Inc., JennisonDryden Portfolios, Prudential World Fund, Inc., Target Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Target Portfolio Trust, The Prudential Series Fund and Advanced Series Trust.

PIMS is also distributor of the following other investment companies: Separate Accounts: Prudential’s Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account, The Prudential Qualified Individual Variable Contract Account and PRIAC Variable Contract Account A.

(b) The business and other connections of PIMS’ sole member (PIFM Holdco LLC) and principal officers are listed in its Form BD as currently on file with the Securities and Exchange Commission (BD No. 18353), the text of which is hereby incorporated by reference.

(c) Reference is made to the Sections entitled “Prudential” and “Contract Charges” the prospectus (Part A of this Registration Statement) and “Sale of Contracts” in the Statement of Additional Information (Part B of this Registration Statement).

ITEM 36. LOCATION OF ACCOUNTS AND RECORDS

The names and addresses of the persons who maintain physical possession of the accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are:

The Prudential Insurance Company of America

751 Broad Street

Newark, New Jersey 07102-3777

Prudential Investments LLC

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

The Prudential Insurance Company of America

56 North Livingston Avenue

Roseland, New Jersey 07068

The Prudential Insurance Company of America

c/o Prudential Defined Contribution Services

30 Scranton Office Park

Scranton, Pennsylvania 18507-1789

State Street Bank and Trust Company

127 West 10th Street

Kansas City, Missouri 64105-1716

VCA 10 has entered into a Subadvisory Agreement with Jennison Associates LLC, 466 Lexington Avenue, New York, New York 10017.

ITEM 37. MANAGEMENT SERVICES

Not Applicable

ITEM 38. UNDERTAKINGS

The Prudential Insurance Company of America (Prudential) represents that the fees and charges deducted under the Contract in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential.

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section. Registrant also undertakes (1) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old as long as payment under the contracts may be accepted; (2) to affix to the prospectus a postcard that the applicant can remove to send for a Statement of Additional Information or to include as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information; and (3) to deliver any Statement of Additional Information promptly upon written or oral request.

Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

REPRESENTATION PURSUANT TO RULE 6C-7

Registrant represents that it is relying upon Rule 6c-7 under the Investment Company Act of 1940 in connection with the sale of its group variable contracts to participants in the Texas Optional Retirement Program. Registrant also represents that it has complied with the provisions of paragraphs (a) – (d) of the Rule.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 27th day of April, 2009.

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10

* Judy A. Rice

President of the VCA-10 Committee

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE
* Judy A. Rice	President and Member, The Prudential Variable Contract Account-10 Committee (Principal Executive Officer)

* Grace C. Torres	Treasurer and Principal Financial and Accounting Officer, The Prudential Variable Contract Account-10

* Linda W. Bynoe	Member, The Prudential Variable Contract Account–10 Committee

* David E. A. Carson	Member, The Prudential Variable Contract Account-10 Committee

* Robert E. La Blanc	Member, The Prudential Variable Contract Account 10 Committee

* Douglas H. McCorkindale	Member, The Prudential Variable Contract Account-10 Committee

* Richard A. Redeker	Member, The Prudential Variable Contract Account-10 Committee

* Robin B. Smith	Chairman and Member, The Prudential Variable Contract Account-10 Committee

*Stephen D. Stoneburn	Member, The Prudential Variable Contract Account-10 Committee

* Robert F. Gunia	Member and Vice President, The Prudential Variable Contract Account-10 Committee

*By: /s/ Jonathan D. Shain Jonathan D. Shain	Attorney-in-Fact	April 27, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, The Prudential Insurance Company of America has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on this 17th day of April, 2009.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

* Judy A. Rice

Second Vice President

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following Directors and Officers of The Prudential Insurance Company of America in the capacities and on the dates indicated.

Signature	Title
* John Strangfeld	Chairman of the Board, Chief Executive Officer and President

* W. Gaston Caperton	Director

* Frederic K. Becker	Director

* Gordon W. Bethune	Director

* Richard J. Carbone	Senior Vice President and Chief Financial Officer

* James G. Cullen	Director

* Gilbert F. Casellas	Director

* William H. Gray, III	Director

* Jon F. Hanson	Director

* Constance J. Horner	Director

* Karl J. Krapek	Director

* James A. Unruh	Director

* Christine A. Poon	Director

* By: Jonathan D. Shain Jonathan D. Shain	Attorney-in-Fact	April 27, 2009

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10
Exhibit Index

Item 29(b)
Exhibit
Number                          Description

(13)(i)                              Consents of independent registered public accounting firms